December 31, 2002


Mason Street(SM)
                Variable Annuity


                        Nontax - Qualified Annuities
                        Individual Retirement Annuities
                        Roth IRAs

                              [PHOTO APPEARS HERE]

                                 Annual Report




                        Northwestern Mutual
                        Series Fund, Inc. and
                        Russell Insurance Funds

                        The Northwestern Mutual
                        Life Insurance Company
                        720 East Wisconsin Avenue
                        Milwaukee, WI 53202
                        (414) 271-1444

                        www.northwesternmutual.com



                        90-2073 (0201) (Rev. 0103)           [LOGO APPEARS HERE]

Letter to Contract Owners

January 31, 2003

During 2002 the stock market was highly volatile within a generally downward trend. The broad S&P 500 Index was down more than 22% for the year, and all major equity indices, domestic and international, posted negative returns. For the third consecutive year, bonds substantially outperformed stocks: total return of the Merrill Lynch Domestic Master Index was 10.4%.

Many recent reports in the popular press give the impression that the U.S. economy is in a recession, but all indications are that economic growth was positive for all four quarters of 2002. Early reports indicate that the economy grew between two and three percent for the year, about average for the last 20 years.

While it is unusual for stock prices to fall when the economy is growing, there are credible explanations for the weakness in equity markets over the past year. Most individuals and business people would agree that the year just ended did not feel like a period of economic expansion. Growth in the economy has been powered almost entirely by consumer spending, as consumers have taken advantage of the low interest rates to refinance mortgages and take on additional debt. But the price discounting necessary to create demand, in categories ranging from clothing to durable goods such as cars and home furnishings, means that corporations have not been able to generate the earnings growth that is usual when the economy is growing. This lack of earnings growth, especially in the wake of a period of extraordinarily high stock valuations, has restrained stock prices.

The outlook for the immediate future is clouded by concerns about whether consumers can continue to spend. High debt levels and increasing unemployment are factors in recent drops in consumer confidence. On the positive side, near the end of 2002, there were early signs of a pick-up in business spending. Recent reports showed increasing investments in equipment and software, and new orders for durable goods are building, after several dismal years. Productivity gains continue, as stiff competition, including foreign competition, has forced companies to reduce costs. One positive result of these cost reductions is the potential for significant earnings gains when demand increases.

The Federal Reserve's monetary policy continues to be friendly, and it appears possible that interest rates could be cut even further from current levels, which are the lowest in several decades. The program of economic stimulus announced by President Bush in January should begin to take form in the coming months, and tax cuts, if approved, should bolster both consumer confidence and spending. If the tax on dividends is reduced or eliminated, as President Bush has proposed, that should help the stock market. With a new pro-growth economic team in Washington and a presidential election on the horizon, we can expect that the administration will do everything possible to keep the economy growing. While there is considerable divergence among economic forecasts, all the economists surveyed recently by The Wall Street Journal and Business Week expect the U.S. economy to grow in 2003, and that should be positive for the stock market.

While we are fairly optimistic about the outlook for the economy and the markets in the year ahead, we think it is likely that we have entered a period of slower economic growth and lower returns compared with the decade of the 1990s. It is reasonable to expect that long-term returns from stocks will be above bond returns, as they have been historically, because stocks are a riskier asset class. But in a period of low inflation and moderate growth, it is almost inevitable that nominal returns from both stocks and bonds will be below those of the last 25 years. Nonetheless, real returns, meaning returns adjusted for inflation, can still be quite attractive, perhaps better than in the past. A closer examination of returns for the years from 1970 through 1990 helps illustrate this point. Total return from the S&P 500 index for that 20-year period averaged just over 12%. But when those returns are adjusted for inflation, which was quite high during many of those years, the average was below 6%.

This scenario is not necessarily negative, but it is different from what we experienced in the 1990s. Also, considering the prevailing elements of geopolitical and economic uncertainty, it seems probable that the volatility experienced in the last few years will continue. This environment may require many investors to adjust their expectations and their personal portfolios. With a solid plan and considerable patience, it is still quite possible to invest for a secure future. In a market that takes quality and value very seriously, selection of individual stocks and bonds will continue to be important. The expertise of the investment professionals who manage the portfolios underlying the Variable Annuities can be of particular value in this challenging market environment.

If you decide that you would like to reassess your goals and objectives, we urge you to take advantage of the considerable expertise available through the Northwestern Mutual Financial Network. As always, we are committed to helping our clients plan and invest to meet their goals.
[PHOTO]

Mark G. Doll



             /s/ Mark G. Doll
             Mark G. Doll
             President, Mason Street Advisors, LLC

                                    [GRAPHIC]

                             Northwestern Mutual(R)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665
Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number
(PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Information on the Internet:

Northwestern Mutual Financial Network
                                 WWW.NMFN.COM

For information about Northwestern Mutual, visit us on our Website. Included are daily unit value fund performance information and, for nontax-qualified Contracts that you own, access to current values.

If you need more information, please contact us at: The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

 Contract Owner Privileges



Free Transfers Among Portfolios
You can change your investment allocation or transfer values among the portfolios by calling the Northwestern Mutual Express line at 800-519-4665. Also, you can Mail or Fax the request forms to the Home Office for the same day changes.

Northwestern Mutual is not currently charging a fee for transfers, but reserves the right to charge $25 for each transfer exceeding 12 in a contract year. The amount and timing restrictions discussed here do not apply to interest sweeps from the GIF to the variable funds. The GIF is not available in the back-load design in MA, NJ, OR and WA.

Automatic Dollar-Cost Averaging
With our Dollar-Coast Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

Dollar cost averaging does not assure a profit or protect against (loss) in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT)
Another convenient way to invest using the dollar-cost averaging approach is through our EFT plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

A program or regular investing cannot assure a profit or protect against a loss in a declining market.

Systematic Withdrawal Plan
You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

Automatic Required Minimum Distributions
For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Portfolio Rebalancing
To help maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

A program or regular investing cannot assure a profit or protect against a loss in a declining market

Interest Sweeps
If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund (GIF) to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually annually.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is not available in the back-load design in MA, NJ, OR and WA.

               Contents


                   Letter to Contract Owners
                                                               1

                   Performance Summary for Separate
                    Accounts
                                                               4

                   Guaranteed Interest Fund (GIF)
                                                               6

                   Economic Overview and Outlook
                                                               7

                   Series Fund Objectives and
                   Schedules of Investments

                    Small Cap Growth Stock Portfolio
                                                               8

                    T. Rowe Price Small Cap Value Portfolio
                                                              11

                    Aggressive Growth Stock Portfolio
                                                              14

                    International Growth Portfolio
                                                              17

                    Franklin Templeton International Equity
                      Portfolio
                                                              21

                    Index 400 Stock Portfolio
                                                              25

                    Growth Stock Portfolio
                                                              31

                    J.P. Morgan Select Growth and Income
                      Stock Portfolio
                                                              34

                    Capital Guardian Domestic Equity
                      Portfolio
                                                              37

                    Index 500 Stock Portfolio
                                                              40

                    Asset Allocation Portfolio
                                                              47

                    Balanced Portfolio
                                                              58

                    High Yield Bond Portfolio
                                                              71

                    Select Bond Portfolio
                                                              77

                    Money Market Portfolio
                                                              84

                   Accountants' Report
                                                              87

                   Statements of Assets and Liabilities
                                                              88

                   Statements of Operations
                                                              90

                   Statements of Changes in Net Assets
                                                              92

                   Financial Highlights
                                                             100

                   Notes to Series Fund Financial Statements
                                                             108

                   Accountants' Report
                                                             113

                   Account B Financial Statements
                                                             114

                    Notes to Account B Financial Statements
                                                             122

                   Director Information
                                                             126

                   Directors and Officers
                                                             127

                   The Russell Annual Report Starts After
                     Page 127

Performance Summary

as of December 31, 2002

Mason Street Variable Annuity Contract


                                                                                            Franklin
                                                     T. Rowe                                Templeton
Total return(check mark)               Small Cap   Price Small  Aggressive  International International Index 400  Growth
at unit value                         Growth Stock  Cap Value  Growth Stock    Growth        Equity       Stock    Stock
(as of 12/31/02)                        Division    Division     Division     Division      Division    Division  Division
-------------------------------------

1 year...............................    (18.71%)     (5.91%)     (21.43%)     (12.64%)      (17.69%)    (14.84%)  (21.11%)
5 years..............................        --          --         1.91%          --        (10.80%)        --      1.00%
 Annualized..........................        --          --         0.38%          --         (2.26%)        --      0.20%
10 years.............................        --          --       134.79%          --            --          --        --
 Annualized..........................        --          --         8.91%          --            --          --        --
10 years**...........................        --          --           --           --            --          --        --
 Annualized..........................        --          --           --           --            --          --        --
Since division inception in Account B     53.90%      (4.39%)+        --       (20.93%)+      70.16%`     10.83%~  107.97%#
 Annualized..........................     12.46%      (3.12%)         --       (15.28%)        5.65%       2.84%     8.82%
Since portfolio inception++..........        --          --           --           --            --          --        --
 Annualized..........................        --          --           --           --            --          --        --
Current Yield##......................

                                      J.P. Morgan
                                        Select    Capital
                                       Growth &   Guardian
Total return(check mark)                Income    Domestic
at unit value                            Stock     Equity
(as of 12/31/02)                       Division   Division
-------------------------------------

1 year...............................   (28.45%)   (21.52%)
5 years..............................   (19.90%)       --
 Annualized..........................    (4.34%)       --
10 years.............................       --         --
 Annualized..........................       --         --
10 years**...........................       --         --
 Annualized..........................       --         --
Since division inception in Account B    62.31%#   (23.31%)+
 Annualized..........................     5.75%    (17.09%)
Since portfolio inception++..........       --         --
 Annualized..........................       --         --
Current Yield##......................

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; there are no sales loads associated with this product. The data reflects an initial contract size of $50,000 (minimum size). Performance data represents past results and is not a guarantee of future results. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original value. Performance for other separate accounts will differ.

++Returns stated are as of the inception date of the portfolio which preceeds availability in Account B. See the following footnotes for portfolio inception dates.
# Inception date of 5/3/94.
` Inception date of 4/30/93.
@ On April 30, 1993, the Index 500 Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before then, the Portfolio was actively managed.
~ Inception date of 4/30/99.
+ Inception date of 7/31/01.
+ Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
``10 year return for this division in Account B.
**10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
##For the seven-day period ended December 31, 2002, the Money Market
  Portfolio's yield was 1.51% and was equivalent to a compound effective yield of 1.52%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
(check mark)Returns shown include any fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

Note:"Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill
     Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.


                                                                    Russell    Russell               Russell
Index 500    Asset                High Yield  Select     Money    Multi-Style Aggressive  Russell  Real Estate  Russell
  Stock    Allocation  Balanced      Bond      Bond      Market     Equity      Equity   Non-U.S.  Securities  Core Bond
Division    Division   Division    Division  Division   Division   Division+  Division+  Division+  Division   Division+
--------------------------------------------------------------------------------------

 (22.34%)    (10.57%)    (7.86%)    (3.23%)    11.70%     1.30%     (23.46%)    (19.34%)  (15.44%)     3.44%      8.46%
  (4.18%)        --      16.15%     (6.57%)    41.97%    22.19%         --          --        --         --         --
  (0.85%)        --       3.04%     (1.35%)     7.26%     4.09%         --          --        --         --         --
134.79%``        --     117.90%``      --     101.36%``  51.04%``       --          --        --         --         --
    8.91%        --       8.10%        --       7.25%     4.21%         --          --        --         --         --
 135.04%@        --     118.88%        --     103.47%    51.09%         --          --        --         --         --
    8.92%        --       8.15%        --       7.36%     4.21%         --          --        --         --         --
   --        (12.56%)+      --      53.99%#       --        --      (38.57%)    (14.05%)  (29.95%)    30.41%~    25.84%
   --         (9.04%)       --       5.11%        --        --      (12.43%)     (4.04%)   (9.24%)     7.50%      6.46%
   --            --         --         --         --        --        5.35%       6.82%   (19.60%)       --      41.57%
   --            --         --         --         --        --        0.87%       1.11%    (3.57%)       --       5.97%
                                                          1.51%

 Guaranteed Interest Fund (GIF)


--------------------------------------------------------------------------------

Description:                                                                                          Net Assets:
Amounts you invest in the Guaranteed Interest        Each purchase payment or amount transferred to   $300.10 million
Fund earn interest at rates we declare from time to  the GIF becomes part of Northwestern Mutual's
time. We will guarantee the interest rate for each   general assets, which are all of the Company's
amount for at least one year. The interest rate will assets except those held in separate accounts.
be at an annual effective rate of at least 3%.
At the expiration of the period for which we         The GIF is not available in the back-load design
guarantee the interest rate, we will declare a new   in MA, NJ, OR and WA.
interest rate. We credit interest and compound
it daily.

                           RR Series Historic Rates
                          ---------------------------
                          Beginning New Money Renewal
                          of Month    Rate     Rate
                          --------- --------- -------
                           12/1/02    3.00%    3.50%
                           11/1/02    3.00%    3.35%
                           10/1/02    3.00%    3.25%
                            9/1/02    3.20%    3.70%
                            8/1/02    3.70%    4.20%
                            7/1/02    4.10%    4.60%
                            6/1/02    4.35%    4.75%
                            5/1/02    4.50%    4.75%
                            4/1/02    4.85%    4.85%
                            3/1/02    4.15%    4.65%
                            2/1/02    4.30%    4.80%
                            1/1/02    4.60%    5.10%
                           12/1/01    4.40%    4.90%
                          ---------------------------

The maximum transfer amount from the GIF to a variable fund cannot be less than $1,000 or greater than $50,000. The $50,000 limit does not apply in New York. Investments in the GIF are subject to a maximum limit of $1 million ($250,000 in New York) without prior consent.

 Overview and Outlook


The Economy
Economic growth was positive in all four quarters of 2002, but the recovery from the brief recession of the prior year was less robust than economists had forecast at the beginning of the year. Growth in real gross domestic product for the full year was approximately 2.4%. Inflation remained quite moderate, at a rate of approximately 1.6% for the year.
Consumer spending has been the main driver of the economy for several years now, and there are concerns about whether debt-ridden consumers will keep spending, especially as consumer confidence appears to be weakening. There are early signs of improving business investment, and productivity has continued to improve.
Monetary policy continues exceptionally stimulative, with one additional interest rate cut in November 2002, following 11 reductions during 2002. The tax cuts proposed by President Bush in January are intended to stimulate both the consumer and business sectors; even if some aspects of the program are trimmed, it appears certain that some form of fiscal stimulus will be passed. With both monetary and fiscal policy encouraging growth, it appears likely that the economy will strengthen in 2003. Surveys of business economists published in late December and early January by The Wall Street Journal and Business Week indicate a consensus estimate of real economic growth of approximately 3% for 2003, with the growth rate increasing as the year progresses.
--------------------------------------------------------------------------------
The Equity Market
The year just ended was the third year of negative returns for all major equity indices. The S&P 500 Index posted a -22.1% return, and returns for each of the 10 industry sectors in the Index were negative. Both the S&P Midcap 400 and the S&P Smallcap 600 were off about 15% for the year. A rally that began in October moved broad indices up from five-year lows, but there is considerable uncertainly as to whether that rally is sustainable. International markets were also very weak: the EAFE Index (an unmanaged market-value weighted index designed to measure the overall condition of overseas markets) was down more than 15% for the year.
Investors should remember that the negative returns of the last three years have followed a lengthy period of extraordinarily high equity returns. In the 1990s, the total return of the S&P 500 Index was above 20% for five consecutive years, and the compound annual return for the decade was over 17%. That is very unusual: the total return from the S&P 500 was above 20% in just 10 of the 30 years from 1960 to 1990, and the compound annual return for that period was 10%.

By historical standards, it is unusual for the stock market to be down during the early stages of an economic recovery. But this has been an unusual recovery, in which corporations have found it very difficult to grow earnings in a situation of minimal pricing power combined with excess capacity in many industries. Historic returns are not necessarily a good predictor of the future, but if corporate earnings begin to show improvement in 2003, it seems likely that stock returns will also turn positive.
--------------------------------------------------------------------------------
The Bond Market
For the third consecutive year bonds substantially outperformed stocks in 2002. Total return from the Merrill Lynch Domestic Master Index was 10.4%, versus a loss of 22.1% in the S&P 500 Index.
Within the bond market, the most pronounced trend was a substantial decline in interest rates on U.S. Treasury bonds. There was also a dramatic steepening in the yield curve, which depicts the relationship between yields on short-term bonds and long-term bonds. Short-term yields remained very low, as the Federal Reserve maintained a stimulative monetary policy, and prices of short-term bonds reflected the expectation of further easing. In the first half of the year, yields on bonds with maturities of two to ten years moved up, creating a dramatic steepening in the short end of the curve. The short portion of the curve became somewhat flatter during the summer and early fall, then steepened again after the Federal Reserve cut interest rates in November. Yields on 30-year bonds, especially Treasury securities, fell much less than yields on bonds with shorter maturities because the falling value of the dollar made these bonds less attractive to foreign investors.
Among bond categories, mortgage-backed bonds delivered their best performance in many years, as volatility declined from the prior year, because the continued wave of refinancings was reflected in bond prices throughout the year. Treasury securities performed very well in the first nine months, as wary investors sought to avoid risk. Yield spreads between corporate bonds and riskless Treasury securities widened considerably early in the year, as investors responded to the additional risk created by corporate scandals, then became narrower in the fourth quarter, as corporate earnings began to stabilize, and more confident investors began to move money into both stock and bond markets. The net change in yield spreads over the year was therefore quite small.
--------------------------------------------------------------------------------
                                    [CHART]

Economic Growth and Inflation

          Economic
           Growth     Inflation
1983        4.3%        3.2%
1984        7.3%        4.3%
1985        3.8%        3.5%
1986        3.4%        1.9%
1987        3.4%        3.7%
1988        4.2%        4.1%
1989        3.5%        4.8%
1990        1.8%        5.4%
1991       -0.5%        4.2%
1992        3.1%        3.0%
1993        2.7%        3.0%
1994        4.0%        2.6%
1995        2.7%        2.8%
1996        3.6%        2.9%
1997        4.4%        2.3%
1998        4.3%        1.6%
1999        4.1%        2.7%
2000        3.8%        3.4%
2001        0.3%        2.8%
2002        2.4%        1.6%

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for economic growth. December-to-December change in the Consumer Price Index-Urban is used for the inflation rate. Statistics for 2002 are preliminary.
                                    [CHART]

Annual Total Returns from S&P 500 Index

1983     22.5%
1984      6.3%
1985     32.2%
1986     18.5%
1987      5.2%
1988     16.8%
1989     31.5%
1990     -3.2%
1991     30.5%
1992      7.7%
1993     10.0%
1994      1.3%
1995     37.4%
1996     23.1%
1997     33.4%
1998     28.6%
1999     21.0%
2000     -9.1%
2001    -11.8%
2002    -23.4%

Source: Standard & Poor's
                                    [CHART]

Annual Total Returns from
Merrill Lynch Domestic Master Index

1983        8.0%
1984       15.2%
1985       22.4%
1986       14.2%
1987        2.4%
1988        8.0%
1989       14.2%
1990        9.1%
1991       15.9%
1992        7.6%
1993       10.0%
1994       -2.8%
1995       18.5%
1996        3.6%
1997        9.7%
1998        8.9%
1999       -1.0%
2000       11.7%
2001        8.3%
2002       10.4%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $254.88 million
capital                           investing in companies with potential for rapid growth.

The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization is generally between $200 million and $3 billion.
The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For 2002, a year in which few equity investors were able to achieve positive returns, the Small Cap Growth Stock Portfolio had a negative return of -18.4%, better than the Russell 2000 Index, but worse than the S&P 600 Index. Since the major focus in managing this portfolio is on stock selection, rather than industry weightings, differences in return relative to the indices resulted mainly from stock selection. In particular, the S&P 600 experienced a rally in the fourth quarter, led by the semiconductor and software categories within the technology sector. Although the Portfolio's representation in technology, at 17% of net assets, is slightly higher than the 15% for technology in the Index, our technology holdings are mainly in more stable categories, particularly technology consulting. A further disadvantage for performance, especially in the fourth quarter, was the Portfolio's concentration in less risky stocks whose performance does not correlate strongly with the market.

In the fourth quarter, poor performance of holdings in technology, health care and retail was partially offset by strength in energy, particularly Energy Partners, Ltd., and in materials and industrial stocks, which are considerably overweighted. The industrials category includes business services such as The Corporate Executive Board, which was especially strong in the fourth quarter. Among the best performing stocks in the fourth quarter was UT Starcom, though this holding was off for the full year.

                                    [CHART]

        Sector Allocation 12/31/02

Consumer                                   22%
Health Care                                20%
Information Technology                     17%
Industrials                                16%
Energy                                      8%
Financials                                  5%
Materials                                   5%
Short-Term Investments                      7%

The Small Cap Growth Stock Portfolio's investment in Initial Public Offerings (IPO's) had a significant impact on its since inception performance. There can be no assurance that IPO's will continue to have a positive affect on the Portfolio's performance.


                                    [GRAPHIC]

           Top 10 Holdings 12/31/02

                                        % of Total
Company                                 Net Assets
O'Reilly Automotive, Inc.                  4.2%
The Corporate Executive Board Co.          2.9%
UTStarcom, Inc.                            2.9%
Varian, Inc.                               2.7%
Lincare Holdings, Inc.                     2.7%
DaVita, Inc.                               2.6%
Westwood One, Inc.                         2.6%
Renal Care Group, Inc.                     2.5%
Patterson Dental Co.                       2.5%
Coach, Inc.                                2.2%


                                    [CHART]

                              Relative Performance

              Small Cap       S&P 600      Russell 2000
4/30/99        $10,000        $10,000        $10,000
12/31/99        18,611         11,586         11,767
12/31/00        19,860         12,954         11,412
12/31/01        19,113         13,801         11,696
12/31/02        15,591         11,782          9,301

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                                    Since
                                     1 Year       Inception*
Small Cap Growth Stock Portfolio    -18.42%        12.86%
S&P 600 Index                       -14.63%         4.57%
Russell 2000 Index                  -20.48%        -1.96%

*inception date of 4/30/99

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2002, the 600 companies in the composite had median market capitalization of $428.8 million and total market value of $321.9 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 11,418 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of December 31, 2002, the average market capitalization of companies in the Russell 3000 was $4.0 billion; the median market capitalization was $700 million. Market capitalization of companies in the Index ranged from $309 billion to $128 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of December 31, 2002, the average market capitalization of companies in the Russell 2000 was approximately $490 million; the median market capitalization was approximately $395 million. The largest company in the index had a total market capitalization of approximately $1.3 billion to $128 million.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the Separate account, are shown on page 4.

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                             Market
                                                   Shares/    Value
           Common Stock (93.3%)                      Par     (000's)
           ----------------------------------------------------------

           Consumer Discretionary (20.5%)
           Aaron Rents, Inc.                         118,000 $  2,582
           *Aftermarket Technology Corp.              67,600      980
           *AnnTaylor Stores Corp.                   200,100    4,086
           *Coach, Inc.                              166,300    5,475
           Fred's, Inc.                              107,650    2,767
           *Getty Images, Inc.                       111,400    3,403
           *The Gymboree Corp.                       256,800    4,073
           *Lin TV Corp. -- Class A                   83,000    2,021
           *O'Reilly Automotive, Inc.                425,300   10,755
           *Orient-Express Hotel, Ltd. -- Class A    238,300    3,217
           Polaris Industries, Inc.                   65,900    3,862
           *Spanish Broadcasting System, Inc. --
            Class A                                  145,300    1,046
           *Tommy Hilfiger Corp.                     205,800    1,430
           *Westwood One, Inc.                       175,500    6,556
                                                             --------
              Total                                            52,253
                                                             --------

           Consumer Staples (1.5%)
           *Peet's Coffee & Tea, Inc.                267,100    3,774
                                                             --------
              Total                                             3,774
                                                             --------

           Energy (8.1%)
           *Cal Dive International, Inc.             181,200    4,258
           *Energy Partners, Ltd.                    255,000    2,729
           *Forest Oil Corp.                          83,900    2,320
           *Grant Prideco, Inc.                      237,000    2,759
           *National Oilwell, Inc.                   168,400    3,678
           *Patterson-UTI Energy, Inc.               159,600    4,814
                                                             --------
              Total                                            20,558
                                                             --------

           Financials (5.1%)
           *Corrections Corporation of America        69,100    1,185
           Investors Financial Services Corp.        185,800    5,090
           *Platinum Underwriters Holdings, Ltd.      15,300      403
           Radian Group, Inc.                         91,100    3,384
           W.P. Stewart & Co., Ltd.                   97,300    1,744
           Waddell & Reed Financial, Inc. --
            Class A                                   62,300    1,225
                                                             --------
              Total                                            13,031
                                                             --------

           Health Care (20.1%)
           *Accredo Health, Inc.                     112,200    3,955
           *The Advisory Board Co.                    38,600    1,154
           *AmSurg Corp.                              61,500    1,256
           *Apogent Technologies, Inc.               134,000    2,787
           *Bio-Rad Laboratories, Inc. -- Class A     62,300    2,411
           *CIMA Labs, Inc.                          114,400    2,767
           *DaVita, Inc.                             269,400    6,646
           *IMPAC Medical Systems, Inc.               15,400      285
           *Lincare Holdings, Inc.                   218,900    6,922

                                                             Market
                                                   Shares/    Value
          Common Stock (93.3%)                       Par     (000's)
          -----------------------------------------------------------

          Health Care continued
          *Patterson Dental Co.                      145,600 $  6,369
          *Province Healthcare Co.                   367,125    3,572
          *Renal Care Group, Inc.                    202,200    6,398
          *Triad Hospitals, Inc.                      83,000    2,476
          *Ventana Medical Systems, Inc.             179,900    4,147
                                                             --------
             Total                                             51,145
                                                             --------

          Industrials (16.3%)
          *Atlantic Coast Airlines Holdings, Inc.    160,700    1,933
          C.H. Robinson Worldwide, Inc.              151,900    4,739
          *Charles River Associates Inc.              83,500    1,182
          *The Corporate Executive Board Co.         232,000    7,406
          *Education Management Corp.                 60,600    2,279
          *Hewitt Associates, Inc. -- Class A         47,100    1,493
          *Integrated Defense Technologies, Inc.         200        3
          *Knight Transportation, Inc.               203,352    4,270
          *MSC Industrial Direct Co., Inc. --
           Class A                                   121,700    2,160
          *P.A.M. Transportation Services, Inc.      107,100    2,700
          *Pacer International, Inc.                 277,000    3,684
          *Portfolio Recovery Associates, Inc.       127,200    2,322
          *Resources Connection, Inc.                178,600    4,145
          SkyWest, Inc.                              193,900    2,534
          *Tetra Tech, Inc.                           67,175      820
                                                             --------
             Total                                             41,670
                                                             --------

          Information Technology (16.9%)
          *Amphenol Corp. -- Class A                  68,700    2,611
          *Barra, Inc.                                37,250    1,130
          *Brooks-PRI Automation, Inc.                92,208    1,057
          *CACI International, Inc. -- Class A       101,700    3,625
          *EPIQ Systems, Inc.                        206,150    3,158
          *Fargo Electronics, Inc.                   343,500    2,995
          *Forrester Research, Inc.                  144,100    2,244
          *Inforte Corp.                             227,400    1,762
          *MKS Instruments, Inc.                      67,300    1,106
          *O2Micro International Ltd                 111,300    1,085
          *Plexus Corp.                              177,600    1,559
          *Renaissance Learning, Inc.                163,300    3,086
          *TESSCO Technologies, Inc.                 220,708    2,042
          *THQ, Inc.                                  84,350    1,118
          *UTStarcom, Inc.                           367,000    7,277
          *Varian, Inc.                              242,800    6,966
          *Verint Systems, Inc.                       17,400      351
                                                             --------
             Total                                             43,172
                                                             --------

          Materials (4.8%)
          *Airgas, Inc.                              285,300    4,922
          Cambrex Corp.                               93,900    2,837
          Minerals Technologies, Inc.                 83,900    3,620

 Small Cap Growth Stock Portfolio


                                                         Market
                                               Shares/    Value
              Common Stock (93.3%)               Par     (000's)
              ---------------------------------------------------

               Materials continued
               *Silgan Holdings, Inc.             33,600 $    829
                                                         --------
                  Total                                    12,208
                                                         --------
                  Total Common Stock                      237,811
                    (Cost: $253,937)                     --------

              Money Market Investments (6.8%)
              ---------------------------------------------------

              Federal Government and Agencies (1.8%)
               Federal National Mortgage
                Association, 1.28%, 3/12/03   $4,500,000    4,490
                                                         --------
                  Total                                     4,490
                                                         --------

               Finance Lessors (2.0%)
               Receivables Capital Corp.,
                1.35%, 1/21/03                 5,000,000    4,996
                                                         --------
                  Total                                     4,996
                                                         --------

                                                             Market
                                                  Shares/     Value
           Money Market Investments (6.8%)          Par      (000's)
           ----------------------------------------------------------

           Short Term Business Credit (3.0%)
           Transamerica Financial Corp.,
            1.34%, 1/21/03                       $5,000,000 $  4,996
           UBS Finance LLC, 1.20%, 1/2/03         2,900,000    2,900
                                                            --------
              Total                                            7,896
                                                            --------

               Total Money Market
                Investments (Cost: $17,381)                   17,382
                                                            --------

               Total Investments (100.1%)
                (Cost: $271,318)`                            255,193
                                                            --------

               Other Assets, Less Liabilities
                (0.1%)                                          (313)
                                                            --------

               Total Net Assets (100.0%)                    $254,880
                                                            --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $275,499 and the net unrealized depreciation of investments based on that cost was $20,306 which is comprised of $19,746 aggregate gross unrealized appreciation and $40,052 aggregate gross unrealized depreciation.

*Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                               Net Assets:
Long-term growth of capital Invest in small companies whose common stocks are $63.08 million believed to be undervalued.


The T. Rowe Price Small Cap Value Portfolio invests primarily in small companies whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The Portfolio typically holds approximately 100 stocks with market capitalizations within or below the range of companies in the Russell 2000 Value Index, as consideration of smaller companies often makes it possible to invest in higher quality companies without paying a premium. The average price-earnings ratio of stocks in the Portfolio is generally close to that of the Index, but quality measures such as return on equity and financial strength are higher. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

Although total return for 2002 was negative, as it was for virtually all equity funds, the T. Rowe Price Small Cap Value Portfolio significantly outperformed its benchmark, the Russell 2000 Index. The Portfolio's return was -5.6% versus -20.5% for the Index. Selection of individual stocks, especially within the materials, industrial, business services and financial sectors, was the major reason for the outperformance; sector weightings were generally a neutral factor in relative performance for the year.

We are well represented in the financial sector because many of the companies in this sector hold the fundamental characteristics we value. Nonetheless, our position, at 24% of assets, is below the benchmark's 30% weighting. Our consumer discretionary holdings (20% of assets) are significantly larger than the Russell benchmark's 14%, which hampered performance in the fourth quarter as investors shifted assets out of conservative investments into more growth-oriented names when the markets rallied in October and November.

With over 100 stocks in the Portfolio, and positions ranging from quite small to over 2% of assets, very good performance of the largest holdings can contribute importantly to overall performance. This was the case in 2002 with XTO Energy, an independent oil and gas producer; Landstar System and UTI Worldwide, two freight and logistics companies. Other large holdings that were up significantly for the year are Brown & Brown, an insurance brokerage firm, and RARE Hospitality, which operates casual dining restaurants. The biggest performance detractor was Fred's, a value-oriented retailer that was off nearly 40% for the year. We have added to this position, as we have confidence in the company's management and strategic direction.

The T. Rowe Price Small Cap Value Portfolio is managed for Northwestern Mutual by T. Rowe Price.


                                    [CHART]

         Sector Allocation 12/31/02

Financials                                   24%
Consumer                                     22%
Industrials                                  19%
Materials                                     9%
Energy                                        7%
Information Technology                        7%
Other Equities and Other Net Assets           4%
Health Care                                   4%
Utilities                                     3%
Short-Term Investments                        1%


                                    [GRAPHIC]

              Top 10 Holdings 12/31/02

Company                                     % of Total Net Assets
Brown & Brown, Inc.                                  2.5%
Texas Regional Bancshares, Inc. - Class A            2.4%
Landstar System, Inc.                                2.4%
Ruby Tuesday, Inc.                                   2.1%
RARE Hospitality International, Inc.                 1.9%
Fred's, Inc.                                         1.8%
XTO Energy, Inc.                                     1.8%
Community First Bankshares, Inc.                     1.7%
Matthews International Corporation - Class A         1.7%
Allied Capital Corp.                                 1.6%


                                    [CHART]

                              Relative Performance

                              T. Rowe Price      Russell
                                Small Cap          2000
                             Value Portfolio      Index
7/31/01                         $10,000          $10,000
12/31/01                         10,176           10,140
12/31/02                          9,608            8,063
Average Annual Total Return
For Periods Ended December 31, 2002
                                                             Since
                                             1 Year        Inception*
T. Rowe Price Small Cap Value Portfolio       -5.58%         -2.78%
Russell 2000 Index                           -20.48%        -14.07%
*inception date of 7/31/01


The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of December 31, 2002, the average market capitalization of companies in the Russell 3000 was $4.0 billion; the median market capitalization was $700 million. Market capitalization of companies in the Index ranged from $309 billion to $128 million. The index cannot be invested in directly and do not include sales charges.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of December 31, 2002, the average market capitalization of companies in the Russell 2000 was approximately $490 million; the median market capitalization was approximately $395 million. The largest company in the index had a total market capitalization of approximately $1.3 billion to $128 million.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 4.

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                             Market
                                                    Shares/   Value
            Common Stock (97.0%)                      Par    (000's)
            --------------------------------------------------------

            Consumer Discretionary (19.6%)
            Aaron Rents, Inc.                         37,100 $   812
            Aaron Rents, Inc. -- Class A               2,100      48
            *CSS Industries, Inc.                     12,000     397
            *Culp, Inc.                               23,000     196
            Fred's, Inc.                              44,900   1,154
            Hancock Fabrics, Inc.                     32,000     488
            Haverty Furniture Companies, Inc.         56,800     790
            *Journal Register Co.                     19,200     341
            Matthews International Corp. -- Class A   46,500   1,038
            *Paxson Communications Corp.               4,000       8
            *RARE Hospitality International, Inc.     42,700   1,179
            Ruby Tuesday, Inc.                        76,900   1,330
            *Saga Communications, Inc. -- Class A     49,000     931
            *SCP Pool Corp.                           26,400     771
            *Sinclair Broadcast Group, Inc. --
              Class A                                 19,200     223
            Skyline Corp.                             21,400     631
            *Stanley Furniture Co., Inc.              25,000     581
            *Stein Mart, Inc.                         86,200     526
            *TBC Corp.                                44,200     531
            *Unifi, Inc.                              74,600     392
                                                             -------
               Total                                          12,367
                                                             -------

            Consumer Staples (2.3%)
            *American Italian Pasta Co. -- Class A    15,600     561
            Casey's General Stores, Inc.              50,000     610
            *Wild Oats Markets, Inc.                  27,100     280
                                                             -------
               Total                                           1,451
                                                             -------

            Energy (7.4%)
            *Atwood Oceanics, Inc.                    13,800     415
            CARBO Ceramics, Inc.                      17,000     573
            *Forest Oil Corp.                         21,350     590
            *Lone Star Technologies, Inc.             16,500     246
            *Magnum Hunter Resources, Inc.            17,800     106
            Penn Virginia Corp.                       17,850     649
            *TETRA Technologies, Inc.                 27,100     579
            *W-H Energy Services, Inc.                24,500     357
            XTO Energy, Inc.                          46,000   1,137
                                                             -------
               Total                                           4,652
                                                             -------

            Financials (23.9%)
            *Allied Capital Corp.                     47,250   1,031
            *American Capital Strategies, Ltd.        16,000     345
            Bedford Property Investors, Inc.          21,400     550
            Brown & Brown, Inc.                       47,900   1,547
            Community First Bankshares, Inc.          41,300   1,092
            East West Bancorp, Inc.                   24,900     898
            *First Republic Bank                      33,600     672
            Gladstone Capital Corp.                    5,400      89

                                                              Market
                                                     Shares/   Value
           Common Stock (97.0%)                        Par    (000's)
           ----------------------------------------------------------

           Financials continued
           Glenborough Realty Trust Inc.               37,900 $   675
           Innkeepers USA Trust                        49,700     381
           Kilroy Realty Corp.                         32,000     738
           Lasalle Hotel Properties                    25,800     361
           *Markel Corp.                                3,600     740
           *Ohio Casualty Corp.                        17,900     232
           *ProAssurance Corp.                         42,700     897
           Scottish Annuity & Life Holdings, Ltd.      16,100     281
           *Silicon Valley Bancshares                  39,100     714
           Sun Communities, Inc.                       24,900     911
           Texas Regional Bancshares, Inc. --
            Class A                                    42,900   1,524
           *Triad Guaranty, Inc.                       24,600     907
           Washington Real Estate Trust                21,400     546
                                                              -------
              Total                                            15,131
                                                              -------

           Health Care (3.5%)
           Arrow International, Inc.                    7,100     289
           *Bone Care International, Inc.              33,800     329
           *Diversa Corp.                              57,200     518
           *Guilford Pharmaceuticals, Inc.             55,400     220
           *Lexicon Genetics Inc.                      10,000      47
           Owens & Minor, Inc.                         50,100     823
                                                              -------
              Total                                             2,226
                                                              -------

           Industrials (19.1%)
           Ameron International Corp.                   7,200     397
           C&D Technologies, Inc.                      28,600     505
           *Casella Waste Systems, Inc. -- Class A     60,700     540
           EDO Corp.                                   21,400     445
           *Electro Rent Corp.                         55,850     677
           Franklin Electric Co., Inc.                 18,500     888
           G & K Services, Inc. -- Class A             21,400     758
           *Hub Group, Inc. -- Class A                 10,000      48
           IDEX Corp.                                  20,200     661
           *Insituform Technologies, Inc. -- Class A   46,300     789
           *Kirby Corp.                                 4,800     131
           Landauer, Inc.                              12,900     448
           *Landstar System, Inc.                      25,700   1,500
           *Layne Christensen Co.                      12,400     102
           *Littelfuse, Inc.                           27,100     457
           McGrath Rentcorp                            19,000     442
           *Midwest Express Holdings, Inc.             18,500      99
           Nordson Corp.                               21,400     531
           *Right Management Consultants, Inc.         28,200     374
           Thomas Industries, Inc.                     29,100     758
           UTI Worldwide, Inc.                         28,400     746
           *Waste Connections, Inc.                     7,100     274
           Woodward Governor Co.                       10,700     465
                                                              -------
              Total                                            12,035
                                                              -------

 T. Rowe Price Small Cap Value Portfolio


                                                           Market
                                                  Shares/   Value
             Common Stock (97.0%)                   Par    (000's)
             -----------------------------------------------------

             Information Technology (7.1%)
             Analogic Corp.                         13,000 $   653
             *ATMI, Inc.                            22,600     419
             *Cable Design Technologies Corp.       53,400     315
             *Exar Corp.                            38,000     471
             Methode Electronics, Inc. -- Class A   24,500     269
             *MPS Group, Inc.                       78,400     434
             *Mykrolis Corp.                        42,600     311
             *Netegrity, Inc.                       41,700     136
             *Packeteer, Inc.                       56,800     390
             *Progress Software Corp.               39,300     509
             *SPSS, Inc.                            35,750     500
             *Stellent, Inc.                        13,700      61
                                                           -------
                Total                                        4,468
                                                           -------

             Materials (9.1%)
             *Airgas, Inc.                          49,700     858
             AptarGroup, Inc.                       25,650     801
             Arch Chemicals, Inc.                   28,500     520
             Carpenter Technology Corp.             17,800     222
             Deltic Timber Corp.                    21,400     571
             Florida Rock Industries, Inc.          15,750     599
             Gibraltar Steel Corp.                  28,500     543
             MacDermid, Inc.                        14,200     324
             Myers Industries, Inc.                 35,225     377
             *Symyx Technologies, Inc.              21,200     267
             Wausau-Mosinee Paper Corp.             56,800     637
                                                           -------
                Total                                        5,719
                                                           -------

             Utilities (3.1%)
             Black Hills Corp.                      21,400     569
             Cleco Corp.                            32,100     449
             Otter Tail Corp.                       16,300     438
             Vectren Corp.                          22,100     508
                                                           -------
                Total                                        1,964
                                                           -------

             Various Other Holdings (1.9%)
             First Financial Fund, Inc.             48,000     637
             Russell 2000 Value Index                5,200     581
                                                           -------
                Total                                        1,218
                                                           -------

                 Total Common Stock
                  (Cost: $65,565)                           61,231
                                                           -------

                                                            Market
                                                   Shares/   Value
             Money Market Investments (0.7%)         Par    (000's)
             ------------------------------------------------------

             Other Holdings (0.7%)
             Reserve Investment Fund               $421,816 $   422
                                                            -------
                Total Money Market Investments                  422
                                                            -------

                 Total Money Market Investments
                  (Cost: $422)                                  422
                                                            -------

                 Total Investments (97.7%)
                  (Cost $65,987)`                            61,653
                                                            -------

                 Other Assets, Less Liabilities
                  (2.3%)                                      1,430
                                                            -------

                 Total Net Assets (100.0%)                  $63,083
                                                            -------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $66,017 and the net unrealized depreciation of investments based on that cost was $4,364 which is comprised of $2,684 aggregate gross unrealized appreciation and $7,048 aggregate gross unrealized depreciation.

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $994.08 Million
capital                           investing in companies with potential for rapid growth.

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance.

For 2002, a year in which few equity investors were able to achieve positive returns, the Aggressive Growth Stock Portfolio had a negative return of -21.2%, underperforming the S&P MidCap 400 Index by 6.6 percentage points. Differences in return relative to the Index resulted mainly from stock selection, particularly within the technology sector, which rallied significantly in the fourth quarter. The Portfolio has 15% of assets in technology, compared with 13% for the Index, but we have limited holdings in semiconductors and software, the top-performing technology categories. Technology holdings that contributed to fourth quarter performance include Qlogic, Novellus and UTStarcom, though all these stocks were down for the year.

A positive influence on the Portfolio's performance for the year was relative strength in stocks we regard as defensive, such as Sigma-Aldrich, a supplier of specialty chemicals to the scientific community, and Ball Corp., which makes metal and plastic packaging. The Portfolio's holdings in the consumer discretionary sector had mixed results, with strength in holdings such as PETCO and Getty Images offset by weakness in some retail stocks including Kohl's and O'Reilly Automotive.

                                    [CHART]

Sector Allocation
12/31/02

Information Technology          15%
Industrials                     21%
Consumer Discretionary          17%
Materials                        4%
Energy                           9%
Financials                      10%
Health Care                     14%
Short-Term Investments          10%



                                    [GRAPHIC]

            Top 10 Holdings 12/31/02

Company                                % of Net Assets
Lincare Holdings, Inc.                         3.5%
The Corporate Executive Board Co.              3.0%
Expeditors International of Washington, Inc.   2.7%
Patterson Dental Co.                           2.7%
Investors Financial Services Corp.             2.6%
Old Republic International Corp.               2.6%
Fiserv, Inc.                                   2.5%
Lamar Advertising Company - Class A            2.1%
BJ Services Co.                                1.8%
Swift Transportation Co., Inc.                 1.8%

                                    [CHART]
                              Relative Performance

           Aggressive Growth
            Stock Portfolio       S&P 400 Index
12/31/1992      10,000                10,000
12/31/1993      11,911                11,396
12/31/1994      12,555                10,988
12/31/1995      17,488                14,388
12/31/1996      20,584                17,150
12/31/1997      23,437                22,680
12/31/1998      25,208                27,020
12/31/1999      36,245                30,989
12/31/2000      38,485                36,412
12/31/2001      30,837                36,194
12/31/2002      24,314                30,942

                          Average Annual Total Return
                      For Periods Ended December 31, 2002

                                                  1 Year     5 Years    10 Years
Aggressive Growth Stock Portfolio                -21.15%      0.74%       9.29%
S&P MidCap 400 Index                             -14.51%      6.41%      11.96%

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the midrange sector of the U.S. stock market. The index cannot be invested in directly and do not include sales charges.

As of December 31, 2002, the 400 companies in the composite had median market capitalization of $1.5 billion and a total market value of $690.7 billion. The MidCap 400 represents approximately 6.0% of the market value of Compustat's database of about 11,418 equities.

This chart assumes an initial investment of $10,000 made on 12/31/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 4.

 Aggressive Growth Stock Portfolio



Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                            Market
                                                  Shares/    Value
            Common Stock (89.8%)                    Par     (000's)
            --------------------------------------------------------

            Consumer Discretionary (16.6%)
            *CDW Computer Centers, Inc.             290,400 $ 12,734
            *Dollar Tree Stroes, Inc.               546,750   13,434
            *Entercom Communications Corp. --
             Class A                                271,200   12,725
            Fairmont Hotels & Resorts, Inc.         488,700   11,509
            *Getty Images, Inc.                     547,200   16,717
            *Hispanic Broadcasting Corp. --
             Class A                                335,400    6,892
            *Jones Apparel Group, Inc.              485,900   17,220
            *Kohl's Corp.                           287,300   16,074
            *Lamar Advertising Co. -- Class A       616,125   20,733
            *Michaels Stores, Inc.                  219,200    6,861
            *O'Reilly Automotive, Inc.              469,900   11,884
            *PETCO Animal Supplies, Inc.            729,000   17,087
                                                            --------
               Total                                         163,870
                                                            --------

            Energy (8.8%)
            *BJ Services Co.                        559,600   18,081
            *Cooper Cameron Corp.                   261,200   13,013
            GlobalSantaFe Corp.                     422,101   10,265
            *Grant Prideco, Inc.                    679,425    7,909
            *Nabors Industries, Ltd.                471,000   16,612
            Ocean Energy, Inc.                      455,500    9,096
            *Weatherford International, Ltd.        312,925   12,495
                                                            --------
               Total                                          87,471
                                                            --------

            Financials (9.9%)
            Eaton Vance Corp.                       252,700    7,139
            Investors Financial Services Corp.      956,700   26,204
            Northern Trust Corp.                    177,100    6,207
            Old Republic International Corp.        905,000   25,340
            Radian Group, Inc.                      375,600   13,954
            RenaissanceRe Holdings Ltd.             135,500    5,366
            SouthTrust Corp.                        591,000   14,686
                                                            --------
               Total                                          98,896
                                                            --------

            Health Care (14.1%)
            *Apogent Technologies, Inc.             521,400   10,845
            Biomet, Inc.                            490,900   14,069
            *Biovail Corp.                          400,100   10,567
            Health Management Associates, Inc.      374,700    6,707
            *Lincare Holdings, Inc.               1,086,000   34,340
            *Medlmmune, Inc.                        346,600    9,417
            *Patterson Dental Co.                   601,750   26,321
            *Province Healthcare Co.                857,650    8,345
            *Shire Pharmaceuticals Group PLC,
             ADR                                    262,700    4,962
            *St. Jude Medical, Inc.                 113,300    4,500
            *Universal Health Services, Inc. --
              Class B                               229,600   10,355
                                                            --------
               Total                                         140,428
                                                            --------

                                                             Market
                                                   Shares/    Value
          Common Stock (89.8%)                       Par     (000's)
          -----------------------------------------------------------

          Industrials (21.6%)
          *Apollo Group, Inc. -- Class A             369,550 $ 16,260
          *ARAMARK Corp. -- Class B                  584,200   13,729
          *The BISYS Group, Inc.                     556,100    8,842
          *ChoicePoint, Inc.                         124,700    4,924
          Cintas Corp.                               213,950    9,788
          *Concord EPS, Inc.                         235,750    3,711
          *The Corporate Executive Board Co.         943,600   30,120
          Deere & Co.                                146,700    6,726
          Expeditors International of
           Washington, Inc.                          810,200   26,453
          Fastenal Co.                               266,700    9,972
          *Fiserv, Inc.                              725,565   24,633
          Graco, Inc.                                326,000    9,340
          *Hewitt Associates, Inc. -- Class A        139,500    4,421
          Manpower, Inc.                              88,600    2,826
          Paychex, Inc.                              492,100   13,730
          SkyWest, Inc.                              518,300    6,774
          *Swift Transportation Co., Inc.            869,500   17,406
          *Tetra Tech, Inc.                          359,197    4,382
                                                             --------
             Total                                            214,037
                                                             --------

          Information Technology (15.0%)
          *Brooks-PRI Automation, Inc.               380,008    4,355
          *Cadence Design Systems, Inc.              627,300    7,396
          *Electronic Arts, Inc.                      73,100    3,638
          Fair, Issac and Co., Inc.                  193,300    8,254
          *Integtated Circuit Systems, Inc.          312,800    5,709
          *Intersil Corp. -- Class A                 574,400    8,007
          *Intuit, Inc.                              311,971   14,638
          *Jabil Circuit, Inc.                       611,500   10,958
          *Keane, Inc.                               506,700    4,555
          *Mettler -- Toledo International, Inc.     209,000    6,701
          Microchip Technology, Inc.                 683,275   16,705
          *Novellus Systems, Inc.                    388,800   10,918
          *QLogic Corp.                              257,800    8,897
          *Semtech Corp.                             411,200    4,490
          *UTStarcom, Inc.                           570,700   11,317
          *VeriSign, Inc.                            110,300      885
          *Waters Corp.                              286,000    6,229
          *Zebra Tehnologies Corp. -- Class A        278,100   15,934
                                                             --------
             Total                                            149,586
                                                             --------

          Materials (3.8%)
          Ball Corp.                                 135,400    6,931
          Praxair, Inc.                              297,700   17,198
          Sigma-Aldrich Corp.                        285,300   13,894
                                                             --------
             Total                                             38,023
                                                             --------

              Total Common Stock
               (Cost: $932,403)                               892,311
                                                             --------

 Aggressive Growth Stock Portfolio


                                                          Market
                                                Shares/    Value
             Money Market Investments (10.5%)     Par     (000's)
             -----------------------------------------------------

             Federal Government and Agencies (0.6%)
              Federal Home Loan Bank,
               1.24%, 3/7/03                  $ 6,000,000 $  5,987
                                                          --------
                 Total                                       5,987
                                                          --------

              Finance Lessors (2.0%)
              Receivables Capital Corp.,
               1.35%, 1/21/03                  20,000,000   19,985
                                                          --------
                 Total                                      19,985
                                                          --------

              Finance Services (1.9%)
              Preferred Receivable Funding,
               1.35%, 1/9/03                   18,600,000   18,594
                                                          --------
                 Total                                      18,594
                                                          --------

             Miscellaneous Business Credit Institutions (2.0%)
              Quincy Capital Corp.,
               1.37%, 1/21/03                  20,000,000   19,985
                                                          --------
                 Total                                      19,985
                                                          --------

                                                            Market
                                                 Shares/     Value
           Money Market Investments (10.5%)        Par      (000's)
           ---------------------------------------------------------

           Personal Credit Institutions (4.0%)
           Salomon Smith Barney Hld,
            1.325%, 1/24/03                    $20,000,000 $ 19,984
           Toyota Motor Credit Co.,
            1.31%, 1/27/03                      20,000,000   19,981
                                                           --------
              Total                                          39,965
                                                           --------

               Total Money Market
                Investments (Cost: $104,515)                104,516
                                                           --------

               Total Investments (100.3%)
                (Cost $1,036,918)`                          996,827
                                                           --------

               Other Assets, Less Liabilities (-0.3%)        (2,752)
                                                           --------

               Total Net Assets (100.0%)                   $994,075
                                                           --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $1,051,359 and the net unrealized depreciation of investments based on that cost was $54,532 which is comprised of $85,872 aggregate gross unrealized appreciation and $140,404 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 International Growth Portfolio


--------------------------------------------------------------------------------

Objective:                     Portfolio Strategy:                                     Net Assets:
Long-term capital appreciation Invest in stocks of companies outside the U.S. that are $35.37 million expected to experience above-average growth.

The International Growth Stock Portfolio invests in common stocks of companies that are headquartered or trade primarily on exchanges outside the United States and that are expected to grow more rapidly than market averages. Holdings are selected for their individual characteristics and growth prospects, with only minor consideration given to size, geography, and industry group. Stocks are selected through fundamental analysis of their financial soundness and potential for growth, with emphasis on distinctiveness of products or services and strong market positions. Stocks under consideration are carefully analyzed to make sure the promise of growth is not already reflected in the stock price, with technical analysis used as a further check on the relationship between price, value and market trends.

In a year of negative returns for nearly all major international markets, the International Growth Portfolio produced a negative return, but outperformed its benchmark, the EAFE Index. Good relative performance resulted mainly from favorable stock selection, with some concentration in defensive industry groups that are not highly sensitive to economic conditions. Holdings in this category include large consumer products companies such as Reckitt Benckiser and Unilever. Since tobacco companies tend to be relatively immune to economic weakness, we have been successful with holdings Gallaher and Swedish Match.

A notable industry weighting is in autos: BMW AG, Porsche AG and Honda all performed well during the year, though with some weakness at year end. Several Canadian companies contributed to performance, including Royal Bank of Canada and Cott, although both positions have been reduced somewhat. In anticipation of renewed economic growth in many international markets, we have begun adding or increasing positions in names with more cyclical exposure, such as Samsung Electronics, Atlas Copco, Daily Mail & General Trust, and BASF.

Because of the Portfolio's strong orientation to growth, we own stocks of many smaller companies, which often have greater growth potential than more mature, larger companies. In many cases these stocks are not widely followed, and their prices do not reflect their fundamental value and growth potential. Examples are Jarvis PLC, a British support services company, Neopost, a French mailing equipment manufacturer, and Medion, a German consumer electronics distributor.

                                    [CHART]
   Sector Allocation 12/31/02

Consumer Cyclical              24%
Consumer Non-Cyclical          12%
Financials                     16%
Industrial Goods & Services    10%
Technology/Telecommunications  10%
Energy                          8%
Transportation/Utilities        7%
Health Care                     6%
Basic Materials                 5%
Short-Term Investments          2%


                                    [GRAPHIC]

                  Top 10 Holdings 12/31/02

Company                                        % of Total Net Assets
Anglo Irish Bank Corp PLC - Ireland                        1.8%
Reckitt Benckiser PLC - U.K.                               1.5%
Rank Group PLC - U.K.                                      1.5%
Swedish Match AB - Sweden                                  1.4%
Belluna Co., LTD. - Japan                                  1.4%
Saipem SPA - Italy                                         1.4%
Esprit Holdings Limited - Hong Kong                        1.4%
ResMed, Inc. - Australia                                   1.3%
Corporation Mapfre - Spain                                 1.3%
IHC Caland NV - Netherlands                                1.2%

                                    [CHART]
                             Relative Performance
               International
             Growth Portfolio   EAFE Index
 7/31/2001        10,000         10,000
12/31/2001         9,060          9,375
12/31/2002         7,942          7,907

                          Average Annual Total Return
                      For Periods Ended December 31, 2002

                                                         Since
                                            1-Year     Inception
International Growth Portfolio             -12.34%      -14.98%
EAFE Index                                 -15.66%      -15.25%

*inception date of 7/31/01

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                           Market
              Foreign Common                     Shares/    Value
              Stock (97.7%)      Country           Par     (000's)
              ----------------------------------------------------

              Basic Materials (5.4%)
              *Arcelor           Luxembourg         18,700 $   230
              BASF AG            Germany             6,415     242
              *Billerud          Sweden             16,498     180
              Norske
               Skogindustrier
               ASA               Norway              8,575     121
              *Novozymes A/S --
               B Shares          Denmark            11,200     234
              Rio Tinto Ltd.     Australia          12,200     233
              *Solvay SA         Belgium             5,400     373
              UPM-Kymmene
               OYJ               Finland             9,600     308
                                                           -------
                 Total                                       1,921
                                                           -------

              Consumer Cyclical (24.1%)
              Bayerische
               Motoren Werke
               AG                Germany             9,000     273
              *Belluna Co., Ltd. Japan              14,520     504
              Berkeley Group
               PLC               United Kingdom     27,975     267
              Beru AG            Germany             9,300     415
              Bridgestone Corp.  Japan              30,000     372
              *British Sky
               Broadcasting
               Group PLC         United Kingdom     30,695     316
              Carnival Corp.     Panama              4,350     109
              *Compass Group
               PLC               United Kingdom     51,275     272
              *Daily Mail and
               General Trust     United Kingdom     16,550     155
              *Denway Motors
               Limited           Hong Kong       1,000,000     340
              Electrolux AB --
               Series B          Sweden             20,000     316
              *Esprit Holdings
               Ltd.              Hong Kong         284,500     478
              Folli-Folli SA     Greece             15,600     265
              *Fuji Heavy
               Industries, Ltd.  Japan              56,000     222
              Game Group PLC     United Kingdom    155,000      90
              Greek Organization
               Of Football Prog-
               nostics           Greece             21,240     224
              *HMV Group PLC     United Kingdom    101,335     194
              *Honda Motor Co.,
               Ltd.              Japan               9,000     333

                                                            Market
             Foreign Common                       Shares/    Value
             Stock (97.7%)     Country              Par     (000's)
             ------------------------------------------------------

             Consumer Cyclical continued
             *Hyundai Motor
              Co., Ltd.        Republic Of Korea     11,000 $   257
             *Inditex          Spain                  6,700     158
             Medion AG         Germany                6,050     211
             MFI Furniture
              Group PLC        United Kingdom       110,760     197
             *NCSoft Corp.     Republic Of Korea      1,390     121
             Nintendo Co.,
              Ltd.             Japan                  1,900     178
             *Porsche AG       Germany                  850     353
             *PSA Peugeot
              Citroen          France                 4,250     173
             Rank Group PLC    United Kingdom       121,400     520
             *Swatch Group
              AG               Switzerland            2,850     237
             Vivendi
              Universal SA     France                14,250     230
             *Volkswagen AG    Germany                6,300     228
             *Walmart de
              Mexico --
              Series V         Mexico               104,000     237
             Wolseley PLC      United Kingdom        31,770     267
                                                            -------
                Total                                         8,512
                                                            -------

             Consumer Non-Cyclical (11.8%)
             *Burberry Group
              PLC              United Kingdom        44,305     160
             Cadbury
              Schweppes PLC    United Kingdom        19,000     118
             *Cott Corp.       Canada                16,700     298
             *Gallaher Group
              PLC              United Kingdom        36,550     363
             *Interbrew        Belgium                5,500     130
             *Kao Corp.        Japan                  6,000     132
             Kook Soon Dang
              Brewer Co., Ltd. South Korea            8,400     189
             Luxottica Group
              SPA, ADR         Italy                 20,900     285
             *Nestle SA        Switzerland            1,690     358
             *Pernod-Ricard
              SA               France                 1,200     116
             *Puma AG Rudolf
              Dassler Sport    Germany                1,790     122
             Reckitt Benckiser
              PLC              United Kingdom        27,500     534
             Shiseido Co., Ltd Japan                 29,000     377
             Swedish Match
              AB               Sweden                65,000     511
             Unilever PLC      United Kingdom        35,500     338

 International Growth Portfolio



                                                            Market
             Foreign Common                       Shares/    Value
             Stock (97.7%)        Country           Par     (000's)
             ------------------------------------------------------

             Consumer Non-Cyclical continued
             *Wella AG            Germany             2,200 $   133
                                                            -------
                Total                                         4,164
                                                            -------

             Energy (7.7%)
             *ENI SPA             Italy              16,000     254
             *IHC Caland NV       Netherlands         8,000     422
             *Precision Drilling
              Corp.               Canada              6,760     218
             Royal Dutch
              Petroleum           Netherlands         6,500     286
             Saipem SPA           Italy              71,800     481
             Suncor Energy,
              Inc.                Canada             19,000     297
             *Technip             France              2,205     158
             *TGS Nopec
              Geophysical
              Co. ASA             Norway             24,000     189
             Total Fina Elf SA    France              2,850     407
                                                            -------
                Total                                         2,712
                                                            -------

             Financials (16.3%)
             Aegon NV             Netherlands        21,250     273
             *Anglo Irish Bank
              Co.                 Ireland            90,000     640
             *BNP Paribas SA      France              7,000     285
             Cattles PLC          United Kingdom     26,200     122
             *Converium
              Holding AG          Switzerland         3,500     170
             *Corporacion
              Mapfre              Spain              57,000     462
             *Danske Bank         Denmark            23,200     383
             *Deutsche Boerse
              AG                  Germany             8,600     343
             *Grupo Financiero
              BBVA
              Bancomer            Mexico            266,320     201
             *HSBC Holdings
              PLC                 United Kingdom     22,400     245
             ING Groep NV         Netherlands        13,500     229
             *Intrum Justitia
              AB                  Sweden             15,800      73
             *Irish Life &
              Permanent           Ireland            25,500     276
             Lloyds TSB
              Group PLC           United Kingdom     34,000     244
             Man Group PLC        United Kingdom     25,000     357
             Manulife
              Financial           Canada              8,000     174
             Muenchener
              Rueckversicherungs-
              Gesellschaft AG     Germany               875     105
             *OTP Bank RT         Hungary            27,600     271
             Royal Bank of
              Canada              Canada              9,520     349

                                                          Market
              Foreign Common                    Shares/    Value
              Stock (97.7%)     Country           Par     (000's)
              ---------------------------------------------------

              Financials continued
              Royal Bank Of
               Scotland Group
               PLC              United Kingdom     13,190 $   316
              Swiss
               Reinsurance Co.  Switzerland         4,000     262
                                                          -------
                 Total                                      5,780
                                                          -------

              Healthcare (6.2%)
              *Elekta AB --
               Class B          Sweden             32,300     326
              *Nobel Biocare
               Holding AG       Switzerland         2,695     173
              *Novartis AG      Switzerland         5,700     208
              *Perbio Science
               AB               Sweden              5,300      60
              *Resmed           Australia          15,200     464
              Synthes Stratec,
               Inc.             Switzerland           513     315
              Takeda Chemical
               Industries       Japan               7,000     293
              *Taro
               Pharmaceutical
               Industries, Ltd. Israel              5,200     196
              Teva
               Pharmaceutical
               Industries Ltd.,
               ADR              Israel              3,755     145
                                                          -------
                 Total                                      2,180
                                                          -------

              Industry Goods and Services (9.8%)
              *Alfa Laval AB    Sweden             12,040      97
              *Amcor Ltd.       Australia          39,145     187
              Atlas Copco AB
               -- A shares      Sweden             13,650     266
              BAE Systems
               PLC              United Kingdom     64,275     128
              Group 4 Falck
               A/S              Denmark             7,800     165
              *Grupo Ferrovial  Spain              16,500     419
              Huhtamaki OYJ     Finland            30,000     301
              *Jarvis PLC       United Kingdom     22,490     101
              *Meggitt PLC      United Kingdom    109,600     311
              *Neopost SA       France             10,000     322
              *Schindler
               Holdings         Switzerland         1,295     252
              *Serco Group PLC  United Kingdom     59,750     147
              *SGS Societe
               Generale de
               Surveillance
               Holding SA       Switzerland         1,140     343
              Vestas Wind
               Systems A/S      Denmark             8,100      81

 International Growth Portfolio



                                                          Market
             Foreign Common                    Shares/     Value
             Stock (97.7%)     Country           Par      (000's)
             -----------------------------------------------------

             Industry Goods and Services continued
             Vinci SA          France              6,250  $   352
                                                          -------
                Total                                       3,472
                                                          -------

             Technology (6.5%)
             ASM Pacific
              Technology Ltd.  Hong Kong          62,500      123
             *ASML Holding
              NV               Netherlands         9,900       83
             Canon, Inc.       Japan               6,000      226
             *INFOSYS
              Technologies
              Ltd.             India               2,250      224
             *Logitech
              International-
              Reg              Switzerland        13,600      405
             Nokia OYJ         Finland            14,000      223
             *Riverdeep Group
              PLC              Ireland            96,450      142
             Royal Philips
              Electronics NV   Netherlands        11,000      193
             Samsung
              Electronics Co.,
              Ltd.             South Korea           970      257
             *Sap AG           Germany             2,520      198
             Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd.        Taiwan             67,100       82
             *Tandberg ASA     Norway             27,100      156
                                                          -------
                Total                                       2,312
                                                          -------

             Telecommunications (2.5%)
             *KDDI Corp.       Japan                  50      162
             *Orange SA        France             40,000      277
             Pt Telekomunikasi
              Indonesia        Indonesia         415,500      179
             *Vodafone Group
              PLC              United Kingdom    153,350      279
                                                          -------
                Total                                         897
                                                          -------

             Transportation (4.0%)
             Brisa Auto
              Estradas de
              Portugal SA      Portugal           72,000      399
             *EasyJet PLC      United Kingdom     48,545      214
             Exel PLC          United Kingdom     26,015      288
             Fraport AG        Germany             9,000      161
             Macquarie
              Infrastructure
              Group            Australia         200,500      361
                                                          -------
                Total                                       1,423
                                                          -------

                                                               Market
                  Foreign Common                  Shares/       Value
                  Stock (97.7%)      Country        Par        (000's)
                  -----------------------------------------------------

                  Utilities (3.4%)
                  Centrica PLC       United
                                     Kingdom        104,900    $   289
                  Italgas S.P.A.     Italy           19,500        265
                  National Grid      United
                   Group PLC         Kingdom         46,180        339
                  *Snam Rete Gas     Italy           38,500        131
                  *Suez Lyonnaise
                   des Eaux SA       France          10,700        186
                                                               -------
                     Total                                       1,210
                                                               -------

                      Total Foreign Common Stock
                       (Cost: $36,919)                          34,583
                                                               -------

                  Money Market Investments (2.3%)
                  -----------------------------------------------------

                  Short Term Business Credit (2.3%)
                  Old Line Funding Corp.,
                   1.38%, 1/15/03                  $800,000        800
                                                               -------

                      Total Money Market Investments
                       (Cost: $800)                                800
                                                               -------

                      Total Investments (100.0%)
                       (Cost $37,719)`                          35,383
                                                               -------

                      Other Assets, Less Liabilities (0.0%)        (10)
                                                               -------

                      Total Net Assets (100.0%)                $35,373
                                                               -------

`At 12/31/2002 the aggregate cost of securities for federal tax purposes was $37,917 and the net unrealized depreciation of investments based on that cost was $2,534 which is comprised of $4,171 aggregate gross unrealized appreciation and $6,705 aggregate gross unrealized depreciation.

*Non-Income Producing

Investment Percentage by Country:

                             United Kingdom  20.3%
                             Germany          7.9%
                             Japan            7.9%
                             Switzerland      7.7%
                             France           7.1%
                             Other           49.1%
                                            ------
                                Total       100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                           Net Assets:
Long-term appreciation of capital    Participate in the growth of foreign economies by investing   $563.10 million
through diversification into markets in securities with high long-term earnings potential relative
outside the United States            to current market values.

The Franklin Templeton International Equity Portfolio offers the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing specific industry groups or regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.

The Portfolio underperformed the EAFE Index by approximately two percentage points during 2002; most of this underperformance came in the fourth quarter of the year and resulted from extreme volatility of a few stocks. Total return for both the Portfolio and the Index was negative for the year, as world economies and equity markets trended generally down. Largely because of weakness in the U.S. dollar relative to other currencies, the EAFE index was down significantly less than the S&P 500 in 2002.

News about Asian markets tends to focus on Japan, a nation that has been in recession for a decade; the Portfolio's representation in Japan is half that of the EAFE Index. Other Asian economies are experiencing growth, and we are finding better opportunities in Hong Kong, which provides access to the rapidly growing Chinese market, and South Korea, with one of Asia's strongest economies. Two of the Portfolio's ten largest holdings, Samsung Electronics and KT Corp, South Korea's leading telephone company, are Korean companies.

European markets struggled during 2002; most were down more than 20% in local currency, and the German market was off more than 40%. As always, individual stock selection is the main focus of the Portfolio, and sharp drops in stocks of some quality companies have created significant buying opportunities. During the year we added to positions in several holdings including Aventis, a French pharmaceutical company; Shire Pharmaceuticals in the U.K., and E.ON and Deutsche Post in Germany. We reduced positions in Samsung Electronics and Australia & New Zealand Banking Group, which contributed to performance early in the year, and liquidated Elan Corp., which had hurt performance. A new investment in the second half of the year was Suez SA, a French power company that experienced a sharp price drop because of concerns about power holdings in the U.S. Another new holding is Atlas Copco, a leading global machinery company that has performed well; this is a premier company with excellent long-term prospects.

The Franklin Templeton International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

                                    [CHART]

          Asset Allocation 12/31/02

Continental Europe                       45%
Asia                                     22%
United Kingdom                           17%
North America                             6%
Australia/New Zealand                     5%
Latin America/Caribbean                   2%
Mid-East/Africa                           2%
Short-Term Investments                    1%

                                    [GRAPHIC]

              Top 10 Holdings 12/31/02

Company                                      % of Total Net Assets
Societe' Bic SA - France                              2.1%
Suez SA - France                                      2.0%
Swiss Reinsurance Co. - Switzerland                   2.0%
Riunione Adriatica di Sicurta SPA - Italy             1.9%
Samsung Electronics Co. LTD - South Korea             1.9%
Nestle SA - Switzerland                               1.9%
KT Corp. South Korea                                  1.9%
Aventis SA - France                                   1.9%
Repsol YPF SA - Spain                                 1.8%
Atlas Copco AB - Sweden                               1.8%


                                    [CHART]

                              Relative Performance

                 International Equity     EAFE Index
4/30/93               $10,000              $10,000
12/31/93               12,464               10,970
12/31/94               12,451               11,859
12/31/95               14,265               13,228
12/31/96               17,263               14,068
12/31/97               19,383               14,364
12/31/98               20,317               17,284
12/31/99               24,970               22,002
12/31/00               24,772               18,931
12/31/01               21,304               14,917
12/31/02               17,597               12,581

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                                                 Since
                                     1 Year         5 Years    Inception*
Franklin Templeton International
  Equity Portfolio                  -17.40%        -1.92%        6.02%
EAFE Index                          -15.66%        -2.61%        2.40%

*inception date of 4/30/93

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Portfolio's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                          Market
             Foreign Common                     Shares/    Value
             Stock (98.7%)         Country        Par     (000's)
             -----------------------------------------------------

             Automobiles & Components (3.0%)
             Autoliv, Inc.      Sweden            169,780 $  3,553
             GKN PLC            United Kingdom  2,091,540    6,760
             Valeo SA           France            210,000    6,589
                                                          --------
                Total                                       16,902
                                                          --------

             Banks (7.9%)
             Australia & New
              Zealand Banking
              Group, Ltd.       Australia         888,221    8,678
             Banca Nazionale
              Del Lavoro SPA    Italy           3,529,070    3,907
             *Dbs Group
              Holdings, Ltd.    Singapore       1,192,000    7,560
             HSBC Holdings
              PLC               United Kingdom    530,937    5,804
             Lloyds TSB Group
              PLC               United Kingdom  1,165,150    8,366
             Nordea AB          Sweden          1,793,590    8,037
             Nordea AB (NDA)    Sweden            491,780    2,167
                                                          --------
                Total                                       44,519
                                                          --------

             Basic Materials (3.5%)
             BASF AG            Germany           258,500    9,739
             Norske
              Skogindustrier    Norway            684,860    9,688
                                                          --------
                Total                                       19,427
                                                          --------

             Capital Goods (10.3%)
             Alstom SA          France            903,114    4,502
             Atlas Copco AB --
              Class A           Sweden            523,450   10,212
             BAE Systems PLC    United Kingdom  2,125,020    4,242
             Hutchison
              Whampoa, Ltd.     Hong Kong       1,199,000    7,503
             Invensys PLC       United Kingdom  4,527,820    3,845
             KCI Konecranes
              International PLC Finland           342,900    8,381
             Kurita Water
              Industries, Ltd.  Japan             580,000    5,841
             Rolls-Royce PLC    United Kingdom  2,061,590    3,551
             Volvo AB --
               Class B          Sweden            608,220    9,911
                                                          --------
                Total                                       57,988
                                                          --------

             Commercial Services & Supplies (2.1%)
             Societe Bic SA     France            349,140   12,036
                                                          --------
                Total                                       12,036
                                                          --------

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (98.7%)          Country        Par     (000's)
             ------------------------------------------------------

             Consumer Cyclical (1.5%)
             Volkswagen AG       Germany           230,450 $  8,343
                                                           --------
                Total                                         8,343
                                                           --------

             Consumer Durables & Apparel (2.4%)
             Royal Philips
              Electronics NV     Netherlands       576,875   10,110
             Sony Corporation    Japan              77,300    3,231
                                                           --------
                Total                                        13,341
                                                           --------

             Diversified Financials (3.2%)
             ING Groep NV        Netherlands       436,000    7,384
             Nomura Holdings,
              Inc.               Japan             332,400    3,737
             Swire Pacific
              Limited -- Class A Hong Kong       1,260,500    4,825
             Swire Pacific
              Limited -- Class B Hong Kong       3,534,200    2,255
                                                           --------
                Total                                        18,201
                                                           --------

             Energy (7.5%)
             CNOOC Limited       China             293,360    7,642
             ENI SPA             Italy             416,325    6,619
             Husky Energy, Inc.  Canada            485,610    5,063
             Repsol Ypf SA       Spain             783,780   10,364
             Shell Transport &
              Trading Company
              PLC                United Kingdom  1,428,430    9,405
             Total Fina Elf SA   France             21,182    3,025
                                                           --------
                Total                                        42,118
                                                           --------

             Food & Drug Retailing (1.6%)
             J. Sainsbury PLC    United Kingdom  2,034,900    9,132
                                                           --------
                Total                                         9,132
                                                           --------

             Food Beverage & Tobacco (3.2%)
             Nestle SA           Switzerland        50,220   10,642
             Unilever PLC        United Kingdom    773,990    7,364
                                                           --------
                Total                                        18,006
                                                           --------

             Health Care Equipment & Services (1.4%)
             Amersham PLC        United Kingdom    883,370    7,842
             Mayne Nickless,
              Ltd.               Australia              10        0
                                                           --------
                Total                                         7,842
                                                           --------

 Franklin Templeton International Equity Portfolio


                                                           Market
            Foreign Common                       Shares/    Value
            Stock (98.7%)           Country        Par     (000's)
            -------------------------------------------------------

            Insurance (10.0%)
            ACE Ltd.             Bermuda           330,080 $  9,685
            Axa SA               France            433,842    5,823
            Riunione Adriatica
             Di Sicurta SPA      Italy             902,240   10,983
            Sompo Japan
             Insurance, Inc.     Japan           1,586,000    9,262
            Swiss Reinsurance    Switzerland       170,200   11,163
            XL Capital, Ltd. --
              Class A            Bermuda           122,550    9,467
                                                           --------
               Total                                         56,383
                                                           --------

            Materials (6.9%)
            Akzo Nobel NV        Netherlands       316,250   10,033
            AngloGold Limited,
             ADR                 South Africa      113,870    3,901
            Bayer AG             Germany           263,150    5,523
            Broken Hill Property
             Billiton, Ltd.      Australia       1,743,580    9,965
            Stora Enso OYJ --
             Class R             Finland           842,680    8,887
            Stora Enso OYJ --
              R Shares           Finland            29,567      307
                                                           --------
               Total                                         38,616
                                                           --------

            Media (2.0%)
            United Business
             Media PLC           United Kingdom  1,463,910    6,835
            Wolters Kluwer NV    Netherlands       252,530    4,399
                                                           --------
               Total                                         11,234
                                                           --------

            Pharmaceuticals & Biotechnology (4.7%)
            Aventis SA           France            194,710   10,585
            *CK Life Sciences
             International, Inc. Hong Kong          29,640        5
            Ono Pharmaceutical
             Co., Ltd.           Japan             266,000    8,047
            Shire
             Pharmaceuticals
             Group               United Kingdom  1,209,710    7,741
                                                           --------
               Total                                         26,378
                                                           --------

            Real Estate (0.5%)
            Cheung Kong
             Holdings, Ltd.      Hong Kong         441,000    2,870
                                                           --------
               Total                                          2,870
                                                           --------

            Retailing (1.7%)
            Marks & Spencer
             Group PLC           United Kingdom  1,891,701    9,593
                                                           --------
               Total                                          9,593
                                                           --------

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (98.7%)          Country        Par     (000's)
             ------------------------------------------------------

             Software and Computer Services (1.0%)
             Check Point
              Software Tech      Israel            442,150 $  5,735
                                                           --------
                Total                                         5,735
                                                           --------

             Technology Hardware & Equipment (3.2%)
             *Hitachi, Ltd.      Japan           1,973,000    7,565
             Samsung Electronics South Korea        40,200   10,643
                                                           --------
                Total                                        18,208
                                                           --------

             Telecommunication Services (9.5%)
             BCE, Inc.           Canada            380,910    6,872
             Cable & Wireless
              PLC                United Kingdom  2,428,130    1,749
             Compania de Tele
              comunicaciones de
              Chile SA, ADR      Chile             154,985    1,486
             KT Corp. Spons,
              ADR                South Korea       491,440   10,590
             Nippon Telegraph &
              Telephone
              Corporation        Japan               2,084    7,569
             Philippine Long
              Distance
              Telephone, ADR     Philippines       309,100    1,555
             PT Indosat, ADR     Indonesia         219,970    2,365
             Telecom
              Corporation of
              New Zealand
              Limited            New Zealand     2,907,170    6,888
             *Telefonica SA, ADR Spain             172,867    4,593
             Telefonos de
              Mexico SA, ADR     Mexico            301,444    9,640
                                                           --------
                Total                                        53,307
                                                           --------

             Transportation (3.6%)
             British Airways PLC United Kingdom  1,228,800    2,671
             Deutsche Post AG    Germany           935,920    9,831
             Nippon Express Co.,
              Ltd.               Japan           2,026,000    7,939
                                                           --------
                Total                                        20,441
                                                           --------

 Franklin Templeton International Equity Portfolio


                                                           Market
             Foreign Common                       Shares/   Value
             Stock (98.7%)           Country        Par    (000's)
             ------------------------------------------------------

             Utilities (8.0%)
             E.On AG              Germany          187,200 $  7,544
             Endesa SA            Spain            574,510    6,722
             Hong Kong Electric
              Holdings Limited    Hong Kong      1,794,500    6,800
             Iberdrola SA         Spain            467,480    6,549
             International Power
              PLC                 United Kingdom 2,038,344    3,142
             Korea Electric Power
              Corp.               South Korea      192,390    2,960
             Suez Lyonnaise       France           657,010   11,404
                                                           --------
                Total                                        45,121
                                                           --------

                 Total Foreign Common Stock
                  (Cost: $672,686)                          555,741
                                                           --------

             Preferred Stock
             (0.6%)
             ------------------------------------------------------

             Energy (0.6%)
             Petroleo Brasileiro
              SA                  Brazil           274,860    3,603
                                                           --------

                 Total Preferred Stock
                  (Cost: $5,746)                              3,603
                                                           --------

                                                            Market
              Money Market                        Shares/    Value
              Investments (0.6%)  Country           Par     (000's)
              ------------------------------------------------------

              Short Term Business Credit (0.6%)
              UBS Finance LLC,
               1.2%, 1/2/03       United States  $3,200,000 $  3,200
                                                            --------

                  Total Money Market
                   Investments (Cost: $3,200)                  3,200
                                                            --------

                  Total Investments (99.9%)
                   (Cost $681,632)`                          562,544
                                                            --------

                  Other Assets, Less Liabilities (0.1%)          558
                                                            --------

                  Total Net Assets (100.0%)                 $563,102
                                                            --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $682,917 and the net unrealized depreciation of investments based on that cost was $120,373 which is comprised of $45,026 aggregate gross unrealized appreciation and $165,399 aggregate gross unrealized depreciation.

 ADR -- American Depository Receipt
* Non-Income Producing

 Investment Percentage by Country:

                             United Kingdom  17.4%
                             France           9.6%
                             Japan            9.4%
                             Germany          7.3%
                             Sweden           6.0%
                             Other           50.3%
                                            ------
                                Total       100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                  Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the    $225.41 million
cost-effective participation in broad  composition and returns of the S&P MidCap 400 Index.
market performance


The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Of the 400 stocks, 281 are listed on the New York Stock Exchange, 116 on NASDAQ, and 3 on the American Stock Exchange.

As of December 31, 2002, the 400 companies in the index had a median market capitalization of $1.5 billion and total market value of $703 billion. For comparison, the 500 large stocks in the S&P 500 Index had a median market capitalization of $6.8 billion and total market value of $8,107 billion.

The Index 400 Portfolio provides participation in the performance of mid-sized companies in the U.S. equity market. The Portfolio continues to achieve its objective of matching the results of the S&P 400 MidCap Index before expenses.

                                    [CHART]

           Sector Allocation 12/31/02

Financials                                  18%
Consumer Discretionary                      16%
Industrials                                 13%
Health Care                                 12%
Information Technology                      12%
Energy                                       7%
Utiliities                                   7%
Consumer Staples                             5%
Materials                                    5%
S&P MidCap 400 Index Futures                 4%
Telecommunications                           1%

                                    [GRAPHIC]

Top 10 Holdings 12/31/02
Company                                             % of Total Net Assets
M&T Bank Corp.                                              1.0%
The Washington Post Company - Class B                       1.0%
Affiliated Computer Services, Inc. - Class A                0.9%
Gilead Sciences, Inc.                                       0.9%
Symantec Corp.                                              0.8%
Weatherford International, Ltd.                             0.7%
IDEC Pharmaceuticals Corp.                                  0.7%
Microchip Technology Inc.                                   0.7%
National Commerce Financial Corp.                           0.7%
American Water Works Company, Inc.                          0.6%

                                    [CHART]

                              Relative Performance

              Index 400     S&P MidCap 400 index
4/30/99        $10,000           $10,000
12/31/99        11,283            11,358
12/31/00        13,225            13,346
12/31/01        13,138            13,266
12/31/02        11,228            11,341

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                                   Since
                                 1 Year          Inception*
Index 400 Stock Portfolio        -14.54%           3.21%
S&P MidCap 400 Index             -14.51%           3.49%

*inception date of 4/30/99

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2002, the 400 companies in the composite had median market capitalization of $1.5 billion and a total market value of $690.7 billion. The MidCap 400 represents approximately 6.0% of the market value of Compustat's database of about 11,418 equities. The index cannot be invested in directly and do not include sales charges.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Index 400 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                            Market
                                                  Shares/    Value
           Common Stock (95.7%)                     Par     (000's)
           ---------------------------------------------------------

           Consumer Discretionary (16.0%)
           #*99 Cents Only Stores                    21,533 $    578
           *Abercrombie & Fitch Co. -- Class A       30,400      622
           *American Eagle Outfitters, Inc.          22,150      305
           ArvinMeritor, Inc.                        20,850      348
           Bandag Inc.                                5,900      228
           *Barnes & Noble, Inc.                     20,700      374
           Belo Corp. -- Class A                     34,400      733
           *BJ's Wholesale Club, Inc.                21,800      399
           Blyth, Inc.                               14,200      380
           Bob Evans Farms, Inc.                     10,900      255
           *Borders Group, Inc.                      25,100      404
           BorgWarner, Inc.                           8,200      413
           *Brinker International, Inc.              30,050      969
           *Callaway Golf Co.                        23,300      309
           *CarMax, Inc.                             31,600      565
           *Catalina Marketing Corp.                 16,800      311
           CBRL Group, Inc.                          16,100      485
           *CDW Computer Centers, Inc.               25,800    1,131
           *The Cheesecake Factory, Inc.             15,500      560
           Claire's Stores, Inc.                     15,000      331
           Clayton Homes, Inc.                       42,200      514
           *Coach, Inc.                              27,200      895
           *Copart, Inc.                             27,900      330
           D.R. Horton, Inc.                         44,900      779
           *Dollar Tree Stores, Inc.                 35,000      860
           *Emmis Communications Corp. --
             Class A                                 16,300      340
           *Entercom Communications Corp. --
             Class A                                 15,300      718
           *Extended Stay America, Inc.              28,800      425
           Federal Signal Corp.                      14,600      284
           *Furniture Brands International, Inc.     17,300      413
           *Gentex Corp.                             23,200      734
           *GTECH Holdings Corp.                     17,600      490
           Harte-Hanks, Inc.                         28,250      527
           *Hispanic Broadcasting Corp. --
             Class A                                 33,300      684
           International Speedway Corp. --
             Class A                                 16,300      608
           *Krispy Kreme Doughnuts, Inc.             16,700      564
           *Lear Corp.                               20,100      669
           Lee Enterprises, Inc.                     13,600      456
           Lennar Corp.                              19,800    1,022
           *Macrovision Corp.                        15,600      250
           *Mandalay Resort Group                    21,000      643
           Media General, Inc. -- Class A             7,100      426
           *Michaels Stores, Inc.                    20,400      639
           Modine Manufacturing Co.                  10,300      182
           *Mohawk Industries, Inc.                  20,500    1,167

                                                             Market
                                                   Shares/    Value
          Common Stock (95.7%)                       Par     (000's)
          -----------------------------------------------------------

          Consumer Discretionary continued
          *The Neiman Marcus Group, Inc. --
            Class A                                   14,700 $    447
          Outback Steakhouse, Inc.                    23,500      809
          *Papa John's International, Inc.             6,000      167
          *Park Place Entertainment Corp.             92,500      777
          *Payless ShoeSource, Inc.                    6,914      356
          *PETsMART, Inc.                             41,400      709
          Pier 1 Imports, Inc.                        28,700      543
          The Reader's Digest Association,
           Inc. -- Class A                            30,600      462
          Ross Stores, Inc.                           24,100    1,022
          *Saks, Inc.                                 43,700      513
          *Scholastic Corp.                           12,000      431
          *Six Flags, Inc.                            28,400      162
          Superior Industries International, Inc.      8,100      335
          *The Timberland Co. -- Class A              11,500      410
          *Unifi, Inc.                                16,500       87
          *United Rentals, Inc.                       23,500      253
          The Washington Post Co. -- Class B           2,900    2,141
          *Westwood One, Inc.                         32,800    1,225
          *Williams-Sonoma, Inc.                      35,300      958
                                                             --------
             Total                                             36,126
                                                             --------

          Consumer Staples (5.4%)
          Church & Dwight Co., Inc.                   12,200      371
          *Constellation Brands, Inc. -- Class A      27,400      650
          *Dean Foods Co.                             27,776    1,030
          The Dial Corp.                              29,100      593
          Dole Food Company, Inc.                     17,200      560
          Dreyer's Grand Ice Cream, Inc.              10,700      759
          Hormel Foods Corp.                          42,600      994
          Interstate Bakeries Corp.                   13,500      206
          The J.M. Smucker Co.                        15,196      605
          Lancaster Colony Corp.                      11,200      438
          Longs Drug Stores Corp.                     11,700      243
          McCormick & Company, Inc.                   42,900      995
          PepsiAmericas, Inc.                         47,200      634
          Ruddick Corp.                               14,200      194
          Sensient Technologies Corp.                 14,500      326
          *Smithfield Foods, Inc.                     33,500      665
          Tootsie Roll Industries, Inc.               15,860      487
          Tyson Foods, Inc. -- Class A               108,340    1,215
          Universal Corp.                              8,000      296
          *Whole Foods Market, Inc.                   17,600      928
                                                             --------
             Total                                             12,189
                                                             --------

          Energy (7.1%)
          *Cooper Cameron Corp.                       16,600      827
          ENSCO International, Inc.                   45,600    1,343
          *FMC Technologies, Inc.                     20,069      410

 Index 400 Stock Portfolio


                                                           Market
                                                 Shares/    Value
             Common Stock (95.7%)                  Par     (000's)
             ------------------------------------------------------

             Energy continued
             *Forest Oil Corp.                      14,400 $    398
             *Grant Prideco, Inc.                   34,100      397
             *Hanover Compressor Co.                20,100      185
             Helmerich & Payne, Inc.                15,300      427
             Murphy Oil Corp.                       28,000    1,200
             *National Oilwell, Inc.                24,800      542
             Noble Energy, Inc.                     17,600      661
             Ocean Energy, Inc.                     53,900    1,076
             Overseas Shipholding Group, Inc.       10,600      190
             *Patterson-UTI Energy, Inc.            24,200      730
             *Pioneer Natural Resources Co.         35,600      899
             *Pride International, Inc.             40,900      609
             *Smith International, Inc.             31,100    1,014
             Tidewater, Inc.                        18,600      578
             Valero Energy Corp.                    32,400    1,197
             *Varco International, Inc.             29,662      516
             *Weatherford International, Ltd.       39,900    1,594
             Western Gas Resources, Inc.            10,100      372
             XTO Energy, Inc.                       38,100      941
                                                           --------
                Total                                        16,106
                                                           --------

             Financials (18.2%)
             A.G. Edwards, Inc.                     24,400      804
             *Allmerica Financial Corp.             16,300      165
             American Financial Group, Inc.         21,100      487
             *AmeriCredit Corp.                     46,800      362
             AmerUs Group Co.                       12,200      345
             Arthur J. Gallagher & Co.              27,100      796
             Associated Banc-Corp.                  23,209      788
             Astoria Financial Corp.                27,200      738
             Bank of Hawaii Corp.                   20,900      635
             Banknorth Group, Inc.                  45,500    1,028
             Brown & Brown, Inc.                    21,100      682
             City National Corp.                    15,300      673
             The Colonial BancGroup, Inc.           37,900      452
             Commerce Bancorp, Inc.                 20,600      890
             Compass Bancshares, Inc.               39,500    1,235
             *E*TRADE Group, Inc.                  112,100      545
             Eaton Vance Corp.                      21,300      602
             Everest Re Group, Ltd.                 15,700      868
             Fidelity National Financial, Inc.      29,240      960
             First Virginia Banks, Inc.             22,050      821
             FirstMerit Corp.                       26,000      563
             Greater Bay Bancorp                    15,700      271
             GreenPoint Financial Corp.             30,400    1,373
             HCC Insurance Holdings, Inc.           19,100      470
             Hibernia Corp. -- Class A              48,500      934
             Horace Mann Educators Corp.            12,500      192
             Hospitality Properties Trust           19,200      676
             Independence Community Bank Corp.      17,500      444
             *IndyMac Bancorp, Inc.                 17,600      325
             *Investment Technology Group, Inc.     14,800      331
             Investors Financial Services Corp.     19,800      542
             *LaBranche & Co., Inc.                 18,100      482

                                                          Market
                                                Shares/    Value
             Common Stock (95.7%)                 Par     (000's)
             -----------------------------------------------------

             Financials continued
             Legg Mason, Inc.                      19,900 $    966
             Leucadia National Corp.               17,000      634
             Liberty Property Trust                23,200      741
             M&T Bank Corp.                        28,200    2,237
             Mercantile Bankshares Corp.           21,400      826
             Metris Companies, Inc.                17,800       44
             The MONY Group, Inc.                  14,600      350
             National Commerce Financial Corp.     63,225    1,508
             Neuberger Berman, Inc.                21,400      717
             New Plan Excel Realty Trust, Inc.     29,700      567
             New York Community Bancorp, Inc.      33,000      953
             *Ohio Casualty Corp.                  18,600      241
             Old Republic International Corp.      36,900    1,033
             The PMI Group, Inc.                   27,700      832
             Protective Life Corp.                 21,100      581
             Provident Financial Group, Inc.       14,900      388
             Radian Group, Inc.                    29,100    1,081
             Roslyn Bancorp, Inc.                  25,700      463
             SEI Investments Co.                   33,200      902
             *Silicon Valley Bancshares            13,600      248
             Sovereign Bancorp, Inc.               80,000    1,124
             StanCorp Financial Group, Inc.         9,100      445
             TCF Financial Corp.                   22,900    1,001
             Unitrin, Inc.                         20,800      608
             Waddell & Reed Financial, Inc. --
              Class A                              24,600      484
             Webster Financial Corp.               14,700      512
             Westamerica Bancorporation            10,300      414
             Wilmington Trust Corp.                20,100      637
                                                          --------
                Total                                       41,016
                                                          --------

             Health Care (11.6%)
             *AdvancePCS                           28,300      629
             *Apogent Technologies, Inc.           32,800      682
             *Apria Healthcare Group, Inc.         16,800      374
             *Barr Laboratories, Inc.              13,400      872
             Beckman Coulter, Inc.                 19,000      561
             *Charles River Laboratories           13,700      527
             *Covance, Inc.                        18,500      455
             *Cytyc Corp.                          37,700      385
             DENTSPLY International, Inc.          23,950      892
             *Edwards Lifesciences Corp.           18,300      466
             *Express Scripts, Inc. -- Class A     24,100    1,158
             *First Health Group Corp.             31,100      757
             *Gilead Sciences, Inc.                60,100    2,044
             *Health Net, Inc.                     38,400    1,014
             *Henry Schein, Inc.                   13,400      603
             Hillenbrand Industries, Inc.          18,900      913
             ICN Pharmaceuticals, Inc.             25,400      277
             *IDEC Pharmaceuticals Corp.           46,800    1,553
             *Incyte Genomics, Inc.                20,700       94
             *IVAX Corp.                           59,625      723
             *LifePoint Hospitals, Inc.            12,100      362
             *Lincare Holdings, Inc.               32,600    1,031

 Index 400 Stock Portfolio


                                                             Market
                                                   Shares/    Value
           Common Stock (95.7%)                      Par     (000's)
           ----------------------------------------------------------

           Health Care continued
           *Millennium Pharmaceuticals, Inc.          87,200 $    692
           Mylan Laboratories, Inc.                   38,400    1,340
           Omnicare, Inc.                             28,900      689
           *Oxford Health Plans, Inc.                 27,000      984
           *PacifiCare Health Systems, Inc.           10,900      306
           *Patterson Dental Co.                      20,900      914
           *Perrigo Co.                               22,200      270
           *Protein Design Labs, Inc.                 27,300      232
           *Sepracor, Inc.                            25,800      249
           *Sicor, Inc.                               35,600      564
           *STERIS Corp.                              21,100      512
           *Triad Hospitals, Inc.                     22,739      678
           *Universal Health Services, Inc. --
            Class B                                   18,400      830
           *Varian Medical Systems, Inc.              20,900    1,037
           *Vertex Pharmaceuticals, Inc.              23,300      369
           *VISX, Inc.                                16,400      157
                                                             --------
              Total                                            26,195
                                                             --------

           Industrials (12.6%)
           *AGCO Corp.                                22,900      506
           Airborne, Inc.                             14,800      219
           *Alaska Air Group, Inc.                     8,100      175
           *Albany International Corp. -- Class A      9,926      205
           Alexander & Baldwin, Inc.                  12,600      325
           AMETEK, Inc.                               10,100      389
           Banta Corp.                                 7,700      241
           *The BISYS Group, Inc.                     36,600      582
           C.H. Robinson Worldwide, Inc.              25,900      808
           *Career Education Corp.                    13,900      556
           Carlisle Companies, Inc.                    9,300      385
           *Ceridian Corp.                            45,500      656
           *Certegy, Inc.                             21,200      520
           *CheckFree Corp.                           23,900      382
           *ChoicePoint, Inc.                         26,300    1,039
           CNF, Inc.                                  15,100      502
           *CSG Systems International, Inc.           15,800      216
           *DeVry, Inc.                               21,400      355
           Donaldson Company, Inc.                    13,500      486
           *DST Systems, Inc.                         36,800    1,309
           *The Dun & Bradstreet Corp.                22,800      786
           *Dycom Industries, Inc.                    14,700      195
           *Education Management Corp.                10,700      402
           *EGL, Inc.                                 15,000      214
           *Energizer Holdings, Inc.                  27,000      753
           Expeditors International of
            Washington, Inc.                          31,900    1,042
           Fastenal Co.                               23,300      871
           *Flowserve Corp.                           16,900      250
           GATX Corp.                                 15,000      342
           Granite Construction, Inc.                 12,700      197
           Harsco Corp.                               12,400      395
           Herman Miller, Inc.                        23,300      429
           HON INDUSTRIES, Inc.                       18,100      512

                                                             Market
                                                   Shares/    Value
          Common Stock (95.7%)                       Par     (000's)
          -----------------------------------------------------------

          Industrials continued
          Hubbell, Inc. -- Class B                    18,100 $    636
          *J.B. Hunt Transport Services, Inc.         12,000      352
          *Jacobs Engineering Group, Inc.             16,700      595
          Kaydon Corp.                                 9,300      197
          Kelly Services, Inc. -- Class A             10,900      269
          Kennametal, Inc.                            10,600      365
          *Korn/Ferry International                   11,600       87
          *L-3 Communications Holdings, Inc.          28,800    1,293
          Manpower, Inc.                              23,500      750
          Nordson Corp.                               10,300      256
          Pentair, Inc.                               15,100      522
          Pittston Brink's Group                      16,600      307
          Precision Castparts Corp.                   16,000      388
          *Quanta Services, Inc.                      21,300       75
          *Republic Services, Inc.                    50,200    1,053
          Rollins, Inc.                                9,300      237
          *Sequa Corp. -- Class A                      3,200      125
          *Sotheby's Holdings, Inc. -- Class A        18,900      170
          *SPX Corp.                                  25,100      940
          *Swift Transportation Co., Inc.             26,300      526
          *Sylvan Learning Systems, Inc.              12,319      202
          Tecumseh Products Co. -- Class A             5,700      252
          Teleflex, Inc.                              12,000      515
          Trinity Industries, Inc.                    14,100      267
          *Valassis Communications, Inc.              16,300      480
          Viad Corp.                                  27,400      612
          Wallace Computer Services, Inc.             12,800      275
          York International Corp.                    12,100      309
                                                             --------
             Total                                             28,299
                                                             --------

          Information Technology (12.0%)
          *3Com Corp.                                109,900      509
          *Activision, Inc.                           20,500      299
          *Acxiom Corp.                               27,000      415
          *ADTRAN, Inc.                               11,600      382
          *Advanced Fibre Communications, Inc.        25,300      422
          *Advent Software, Inc.                      10,000      136
          *Affiliated Computer Services, Inc. --
           Class A                                    40,400    2,126
          *Arrow Electronics, Inc.                    30,800      394
          *Ascential Software Corp.                   76,100      183
          *Atmel Corp.                               143,200      319
          *Avnet, Inc.                                36,700      397
          *Avocent Corp.                              13,800      307
          *Cabot Microelectronics Corp.                7,392      349
          *Cadence Design Systems, Inc.               81,400      960
          *Cirrus Logic, Inc.                         25,600       74
          *CommScope, Inc.                            18,900      149
          *Credence Systems Corp.                     18,600      174
          *Cree, Inc.                                 22,300      365
          *Cypress Semiconductor Corp.                37,800      216
          Diebold, Inc.                               22,100      911
          *Fairchild Semiconductor International,
           Inc. -- Class A                            35,900      384

 Index 400 Stock Portfolio


                                                           Market
                                                 Shares/    Value
            Common Stock (95.7%)                   Par     (000's)
            -------------------------------------------------------

            Information Technology continued
            *FEI Co.                                 9,900 $    151
            *Gartner Group, Inc. -- Class B         25,400      240
            Harris Corp.                            20,300      534
            *Imation Corp.                          10,700      375
            *InFocus Corp.                          12,100       75
            *Integrated Device Technology, Inc.     31,700      265
            *International Rectifier Corp.          19,500      360
            *Internet Security Systems, Inc.        14,800      271
            *Intersil Corp. -- Class A              41,800      583
            Jack Henry & Associates, Inc.           27,700      334
            *Keane, Inc.                            23,200      209
            *KEMET Corp.                            26,400      231
            *Lam Research Corp.                     39,100      422
            *Lattice Semiconductor Corp.            33,600      295
            *Legato Systems, Inc.                   35,200      177
            *LTX Corp.                              15,100       91
            *Macromedia, Inc.                       18,300      195
            *McDATA Corp. -- Class A                34,800      247
            *Mentor Graphics Corp.                  20,300      160
            *Micrel, Inc.                           28,400      255
            Microchip Technology, Inc.              61,912    1,514
            *MPS Group, Inc.                        31,500      175
            *National Instruments Corp.             15,800      513
            *Network Associates, Inc.               47,800      769
            *Newport Corp.                          11,700      147
            *Overture Services, Inc.                17,900      489
            *Plantronics, Inc.                      14,100      213
            *Plexus Corp.                           12,900      113
            *Polycom, Inc.                          30,600      291
            *Powerwave Technologies, Inc.           20,100      109
            *Quantum Corporation -- DLT &
             Storage Systems                        48,300      129
            *Retek, Inc.                            16,200       44
            The Reynolds and Reynolds Co. --
              Class A                               21,300      543
            *RF Micro Devices, Inc.                 51,700      379
            *RSA Security, Inc.                     17,400      104
            *SanDisk Corp.                          21,100      428
            *Semtech Corp.                          22,400      245
            *Storage Technology Corp.               32,500      696
            *Sybase, Inc.                           29,800      399
            *Sykes Enterprises, Inc.                12,400       41
            *Symantec Corp.                         44,500    1,799
            *Synopsys, Inc.                         23,400    1,080
            *Tech Data Corp.                        17,300      466
            *The Titan Corp.                        23,900      249
            *Transaction Systems Architects,
             Inc. -- Class A                        10,900       71
            *TriQuint Semiconductor, Inc.           40,511      172
            *Varian, Inc.                           10,400      298
            *Vishay Intertechnology, Inc.           48,987      548
            *Wind River Systems, Inc.               24,200       99
                                                           --------
               Total                                         27,064
                                                           --------

                                                           Market
                                                 Shares/    Value
             Common Stock (95.7%)                  Par     (000's)
             ------------------------------------------------------

             Materials (4.8%)
             A. Schulman, Inc.                       9,000 $    167
             *Airgas, Inc.                          21,900      378
             *AK Steel Holding Corp.                33,100      265
             Albemarle Corp.                        12,800      364
             Arch Coal, Inc.                        16,100      348
             Bowater, Inc.                          16,900      708
             Cabot Corp.                            18,800      499
             Carpenter Technology Corp.              6,800       85
             Crompton Corp.                         34,863      207
             *Cytec Industries, Inc.                12,100      330
             Ferro Corp.                            12,400      303
             *FMC Corp.                             10,800      295
             *GrafTech International, Ltd.          17,100      102
             H.B. Fuller Co.                         8,700      225
             IMC Global, Inc.                       35,300      377
             *Longview Fibre Co.                    15,700      114
             The Lubrizol Corp.                     15,800      482
             Lyondell Chemical Co.                  49,000      619
             Martin Marietta Materials, Inc.        15,000      460
             Minerals Technologies, Inc.             6,200      268
             Olin Corp.                             17,400      271
             P.H. Glatfelter Co.                    13,400      176
             *Packaging Corporation of America      32,000      584
             Peabody Energy Corp.                   16,000      468
             Potlatch Corp.                          8,700      208
             Rayonier, Inc.                          8,500      385
             RPM, Inc.                              35,200      538
             Solutia, Inc.                          32,100      117
             Sonoco Products Co.                    29,600      678
             The Valspar Corp.                      15,400      679
             Wausau-Mosinee Paper Corp.             15,800      177
                                                           --------
                Total                                        10,877
                                                           --------

             Telecommunication Services (0.6%)
             *Broadwing, Inc.                       67,100      236
             *Price Communications Corp.            16,700      231
             Telephone and Data Systems, Inc.       18,000      847
                                                           --------
                Total                                         1,314
                                                           --------

             Utilities (7.4%)
             AGL Resources, Inc.                    17,200      418
             ALLETE, Inc.                           26,100      592
             Alliant Energy Corp.                   27,900      462
             American Water Works Company,
              Inc.                                  30,700    1,396
             *Aquila, Inc.                          55,300       98
             Black Hills Corp.                       8,200      217
             Cleco Corp.                            14,400      202
             DPL, Inc.                              38,800      595
             DQE, Inc.                              22,700      346
             Energy East Corp.                      44,300      979
             Equitable Resources, Inc.              19,000      666
             Great Plains Energy, Inc.              20,800      476
             Hawaiian Electric Industries, Inc.     11,200      493

 Index 400 Stock Portfolio


                                                      Market
                                            Shares/    Value
                 Common Stock (95.7%)         Par     (000's)
                 ---------------------------------------------

                 Utilities continued
                 IDACORP, Inc.                 11,600 $    288
                 MDU Resources Group, Inc.     21,900      565
                 National Fuel Gas Co.         24,600      510
                 Northeast Utilities           41,900      636
                 NSTAR                         16,300      724
                 OGE Energy Corp.              24,000      422
                 ONEOK, Inc.                   18,500      355
                 Pepco Holdings, Inc.          50,100      971
                 PNM Resources, Inc.           12,000      286
                 Puget Energy, Inc.            28,400      626
                 Questar Corp.                 25,100      698
                 SCANA Corp.                   33,700    1,043
                 *Sierra Pacific Resources     31,281      203
                 Vectren Corp.                 20,800      478
                 Westar Energy, Inc.           22,000      218
                 WGL Holdings, Inc.            14,900      356
                 Wisconsin Energy Corp.        35,300      890
                 WPS Resources Corp.            9,700      377
                                                      --------
                    Total                               16,586
                                                      --------

                     Total Common Stock
                      (Cost: $248,668)                 215,772
                                                      --------

                                                           Market
                                                 Shares/    Value
            Money Market Investments (4.1%)        Par     (000's)
            -------------------------------------------------------

            Federal Government and Agencies (0.5%)
            #Federal Home Loan Bank,
             1.24%, 3/7/03                      $1,200,000 $  1,197
                                                           --------
               Total                                          1,197
                                                           --------

            Personal Credit Institutions (2.7%)
            #Salomon Smith Barney Hld,
             1.325%, 1/24/03                     6,000,000    5,995
                                                           --------
               Total                                          5,995
                                                           --------

            Short Term Business Credit (0.9%)
            #UBS Finance LLC, 1.20%, 1/2/03      2,100,000    2,100
                                                           --------
               Total                                          2,100
                                                           --------

                Total Money Market
                 Investments (Cost: $9,292)                   9,292
                                                           --------

                Total Investments (99.8%)
                 (Cost $257,960)`                           225,064
                                                           --------

                Other Assets, Less Liabilities (0.2%)           346
                                                           --------

                Total Net Assets (100.0%)                  $225,410
                                                           --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $260,227 and the net unrealized depreciation of investments based on that cost was $35,163 which is comprised of $19,478 aggregate gross unrealized appreciation and $54,641 aggregate gross unrealized depreciation.

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:


                                                        Unrealized
                                                      Appreciation/
                                 Number of Expiration (Depreciation)
           Issuer (000's)        Contracts    Date       (000's)
           ---------------------------------------------------------
           MidCap 400 Index
            Futures                 43        3/03        $(113)
           (Total Notional Value
            at 12/31/02 $9,356)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                     Net Assets:
Long-term appreciation of capital with Hold a diversified mix of high quality growth stocks of $551.42 million
moderate risk                          medium and large companies with above-average potential
                                       for earnings growth.


The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with strong positions in their markets whose stock prices do not reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the Portfolio's risk profile.

Like essentially all equity funds, the Growth Stock Portfolio had negative total return for 2002, but the Portfolio outperformed the S&P 500 Index for the year and for the last five years. Relative to the Index, the Portfolio is most overweighted in the Consumer Discretionary and Consumer Staples sectors and underweighted in Financials, Industrials, Information Technology, Telecommunications and Utilities.

The relative performance of this high-quality portfolio was stronger for the first nine months of the year than in the fourth quarter, when a market rally that began in October was concentrated in riskier issues, particularly in the technology and telecommunications sectors, which had been extremely weak earlier in the year. Despite an underweight in technology, some holdings in this sector, such as Intel and Texas Instruments, had a negative impact on performance for the year. Also negative for performance was GE, a solid company that has been subject to problems in some of its industries; this position has been reduced, though we still have confidence in the company's long-term prospects. Some of the Portfolio's retail holdings, particularly Kohl's, were down in the fourth quarter, as concerns about consumer spending mounted.

For the year, the holdings that contributed most to performance were generally not the largest positions. These include Ecolab, a leader in premium commercial cleaning and sanitizing products and services; Tribune Company, a newspaper publisher and media company; consumer giant Kraft Foods; and Principal Financial Group, a provider of insurance and other financial services.

                                    [CHART]

            Sector Allocation 12/31/02

Consumer Discretionary                        24%
Financials                                    16%
Health Care                                   13%
Information Technology                        12%
Consumer Staples                              12%
Industrials                                    7%
Energy                                         7%
Materials                                      4%
Short-Term Investments                         5%

                                    [GRAPHIC]

Top 10 Holdings 12/31/02

Company                                        % of Total Net Assets
Microsoft Corp.                                          3.8%
PepsiCo, Inc.                                            3.0%
Pfizer, Inc.                                             3.0%
Harley-Davidson, Inc.                                    2.7%
Kohl's Corp.                                             2.6%
Wal-Mart Stores, Inc.                                    2.4%
Johnson & Johnson                                        2.4%
The McGraw-Hill Companies, Inc.                          2.4%
Medtronic, Inc.                                          2.3%
Exxon Mobil Corp.                                        2.3%

                                    [CHART]

                              Relative Performance

        Growth Stock Portfolio        S&P 500 Index
5/3/94         $10,000                   $10,000
12/31/94        10,155                    10,320
12/31/95        13,285                    14,180
12/31/96        16,063                    17,413
12/31/97        20,858                    23,211
12/31/98        26,425                    29,826
12/31/99        32,369                    36,108
12/31/00        31,563                    32,851
12/31/01        27,077                    28,945
12/31/02        21,436                    22,548

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                                           Since
                              1 Year         5 Years     Inception*
Growth Stock Portfolio        -20.83%        -0.55%        9.20%
S&P 500 Index                 -22.10%        -0.58%        9.85%

*inception date of 5/03/94

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and do not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                           Market
                                                 Shares/    Value
            Common Stock (94.7%)                   Par     (000's)
            -------------------------------------------------------

            Consumer Discretionary (24.5%)
            *Bed Bath & Beyond, Inc.               147,400 $  5,090
            *Comcast Corp. -- Class A               39,984      942
            Darden Restaurants, Inc.               267,500    5,470
            Fortune Brands, Inc.                   172,300    8,014
            Gannett Co., Inc.                       35,000    2,513
            Harley-Davidson, Inc.                  320,800   14,822
            *Kohl's Corp.                          255,800   14,313
            Lowe's Companies, Inc.                 127,600    4,785
            The McGraw-Hill Companies, Inc.        216,000   13,055
            The New York Times Co. --
             Class A                               195,900    8,959
            Newell Rubbermaid, Inc.                310,100    9,405
            Target Corp.                           268,500    8,055
            Tiffany & Co.                           71,200    1,702
            Tribune Co.                            246,900   11,224
            *Viacom, Inc. -- Class B               172,700    7,039
            Wal-Mart Stores, Inc.                  263,700   13,320
            Wendy's International, Inc.            229,200    6,204
                                                           --------
               Total                                        134,912
                                                           --------

            Consumer Staples (11.7%)
            Anheuser-Busch Companies, Inc.         209,200   10,125
            Colgate-Palmolive Co.                  114,400    5,998
            *Dean Foods Co.                         49,500    1,836
            General Mills, Inc.                    146,500    6,878
            Kellogg Co.                            180,000    6,169
            Kraft Foods, Inc. -- Class A           131,300    5,112
            PepsiCo, Inc.                          396,200   16,727
            Walgreen Co.                           395,200   11,536
                                                           --------
               Total                                         64,381
                                                           --------

            Energy (6.6%)
            ChevronTexaco Corp.                     83,800    5,571
            ConocoPhillips                         172,908    8,367
            EOG Resources, Inc.                    240,500    9,601
            Exxon Mobil Corp.                      362,034   12,649
                                                           --------
               Total                                         36,188
                                                           --------

            Financials (16.1%)
            American Express Co.                   160,000    5,656
            American International Group, Inc.      99,700    5,768
            The Bank of New York Company,
             Inc.                                  206,300    4,943
            The Charles Schwab Corp.               231,700    2,514
            Citigroup, Inc                         107,600    3,786
            Fifth Third Bancorp                    187,250   10,963
            Freddie Mac                            101,800    6,011
            Lehman Brothers Holdings, Inc.         146,700    7,818
            Marsh & McLennan Companies, Inc.       130,800    6,044

                                                           Market
                                                 Shares/    Value
            Common Stock (94.7%)                   Par     (000's)
            -------------------------------------------------------

            Financials continued
            Morgan Stanley                         168,000 $  6,707
            Northern Trust Corp.                   130,800    4,585
            Principal Financial Group, Inc.        372,200   11,214
            Prudential Financial, Inc.             111,800    3,549
            Wells Fargo & Co.                      194,800    9,130
                                                           --------
               Total                                         88,688
                                                           --------

            Health Care (12.7%)
            Abbott Laboratories                     66,000    2,640
            *Amgen, Inc.                           143,100    6,917
            Baxter International, Inc.             216,200    6,054
            Eli Lilly and Co.                       72,400    4,597
            Johnson & Johnson                      246,300   13,229
            Medtronic, Inc.                        280,800   12,804
            Merck & Co., Inc.                       54,800    3,102
            Pfizer, Inc.                           538,650   16,467
            UnitedHealth Group, Inc.                48,500    4,050
                                                           --------
               Total                                         69,860
                                                           --------

            Industrials (7.4%)
            *American Standard Companies, Inc.     106,900    7,605
            Avery Dennison Corp.                   117,700    7,189
            FedEx Corp.                            132,000    7,157
            *Fiserv, Inc.                          365,362   12,404
            General Electric Co.                   260,600    6,346
                                                           --------
               Total                                         40,701
                                                           --------

            Information Technology (11.6%)
            *Applied Materials, Inc.               337,500    4,398
            *Cisco Systems, Inc.                   262,800    3,443
            *Electronic Arts, Inc.                  72,900    3,628
            Intel Corp.                            432,700    6,737
            International Business Machines
             Corp.                                 132,400   10,261
            *Microsoft Corp.                       404,300   20,902
            *NASDAQ-100 Trust, Series 1             72,500    1,769
            Nokia Corp., ADR                        52,400      812
            *QUALCOMM, Inc.                         89,000    3,239
            *Semiconductor HOLDRS (SM) Trust       212,900    4,716
            Texas Instruments, Inc.                283,700    4,258
                                                           --------
               Total                                         64,163
                                                           --------

            Materials (4.0%)
            Air Products and Chemicals, Inc.       207,800    8,883
            Ecolab, Inc.                           214,200   10,604
            PPG Industries, Inc.                    56,200    2,818
                                                           --------
               Total                                         22,305
                                                           --------

 Growth Stock Portfolio


                                                            Market
                                                Shares/      Value
            Common Stock (94.7%)                  Par       (000's)
            --------------------------------------------------------

            Telecommunication Services
             (0.1%)
            AT&T Corp.                              24,720 $    645
                                                           --------
               Total                                            645
                                                           --------

                Total Common Stock
                  (Cost: $519,924)                          521,843
                                                           --------

            Money Market Investments (5.4%)
            --------------------------------------------------------

            Federal Government and Agencies (0.7%)
            #Federal National Mortgage
             Association, 1.28%, 3/12/03       $ 4,000,000    3,991
                                                           --------
               Total                                          3,991
                                                           --------

            Miscellaneous Business Credit Institutions (3.6%)
            Quincy Capital Corp., 1.37%,
             1/21/03                            20,000,000   19,984
                                                           --------
               Total                                         19,984
                                                           --------

            Short Term Business Credit (1.1%)
            UBS Finance LLC, 1.20%, 1/2/03       6,000,000    6,000
                                                           --------
               Total                                          6,000
                                                           --------

                Total Money Market
                 Investments (Cost:
                 $29,975)                                    29,975
                                                           --------

                Total Investments (100.1%)
                  (Cost $549,899)`                          551,818
                                                           --------

                Other Assets, Less Liabilities (-0.1%)         (397)
                                                           --------

                Total Net Assets (100.0%)                  $551,421
                                                           --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $550,482 and the net unrealized appreciation of investments based on that cost was $1,336 which is comprised of $72,519 aggregate gross unrealized appreciation and $71,183 aggregate gross unrealized depreciation.

 ADR -- American Depository Receipt

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                                     Appreciation/
                                Number of Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------

             S&P 500 Index
              Futures              17        3/03         $(74)
             (Total Notional
              Value at 12/31/02
              $3,809)

    The Accompanying Notes are an Integral Part of the Financial Statements

 J.P. Morgan Select Growth and Income Stock Portfolio


--------------------------------------------------------------------------------

Objective:                               Portfolio Strategy:                                          Net Assets:
Long-term growth of capital and income,  Actively manage a portfolio of equity securities with a goal $365.94 million consistent with moderate investment risk of exceeding the total return of the S&P 500 Index.


The J.P. Morgan Select Growth and Income Stock Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.

In a very challenging market environment, the J.P. Morgan Select Growth and Income Stock Portfolio underperformed its major benchmark, the S&P 500 Index, during 2002. The Portfolio's underperformance has resulted largely from several large holdings that have experienced major problems. The most costly has been Tyco International, a longtime holding that lost more than two-thirds of its value during 2002. Several other holdings that hurt performance earlier in the year have been sold, including Dynegy and Gemstar.

Price weakness has created opportunities to add to several large holdings, including General Electric, Citigroup and Microsoft. Some of the better performing stocks in the Portfolio, including Mattel and Kraft Foods, were smaller positions and therefore did not have a strongly positive effect on overall results.

The J.P. Morgan Select Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.P. Morgan Fleming Asset Management. Effective January 31, 2003, the name of the Portfolio changed to Large Cap Core Stock, and the Portfolio is managed by Mason Street Advisors, LLC. These changes are subject to shareholder approval.

                                    [CHART]

             Sector Allocation 12/31/02

Health Care                                    13%
Materials                                       2%
Industrials                                     9%
Telecommunications                              4%
Utilities                                       4%
Consumer Staples                                9%
Information Technology                         14%
Financials                                     20%
Energy                                          8%
Consumer Discretionary                         15%
Short-Term Investments                          2%

                                    [GRAPHIC]

Top 10 Holdings 12/31/02

Company                         % of Total Net Assets
Citigroup, Inc.                           4.2%
Microsoft Corp.                           3.9%
General Electric Co.                      3.8%
Exxon Mobil Corp.                         2.6%
U.S. Bancorp                              2.3%
Pfizer, Inc.                              2.3%
ChevronTexaco Corp.                       2.2%
Tyco International, Ltd.                  2.1%
Cisco Systems, Inc.                       2.0%
The Procter & Gamble Co.                  2.0%


                                    [CHART]

                              Relative Performance

                Growth & Income       S&P 500
                Stock Portfolio        Index
5/3/94             $10,000            $10,000
12/31/94            10,034             10,320
12/31/95            13,156             14,180
12/31/96            15,783             17,413
12/31/97            20,523             23,211
12/31/98            25,271             29,826
12/31/99            27,162             36,108
12/31/00            25,269             32,851
12/31/01            23,305             28,945
12/31/02            16,734             22,548

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                                                  Since
                                       1 Year       5 Years     Inception*
J. P. Morgan Select Growth & Income
  Stock Portfolio                     -28.20%        -4.00%        6.12%
S&P 500 Index                         -22.10%        -0.58%        9.85%

*inception date of 5/03/94

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.
The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and do not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 J.P. Morgan Select Growth and Income Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                             Market
                                                   Shares/    Value
          Common Stock (97.8%)                       Par     (000's)
          -----------------------------------------------------------

          Consumer Discretionary (15.2%)
          *Abercrombie & Fitch Co. -- Class A         93,200 $  1,907
          *AOL Time Warner, Inc.                     280,800    3,678
          *Comcast Corp. -- Class A                   78,014    1,839
          *Comcast Corp. -- Class A                   76,400    1,726
          *Costco Wholesale Corp.                     41,900    1,176
          *Federated Department Stores, Inc.          49,100    1,412
          The Home Depot, Inc.                       187,000    4,481
          *Jones Apparel Group, Inc.                  53,100    1,882
          *Lear Corp.                                 59,600    1,983
          *Liberty Media Corp. -- Class A            593,000    5,301
          Marriott International, Inc. -- Class A     53,300    1,752
          Mattel, Inc.                               202,400    3,876
          NIKE, Inc. -- Class B                       40,600    1,805
          Target Corp.                               175,600    5,268
          The TJX Companies, Inc.                    216,900    4,234
          Tribune Co.                                 57,300    2,605
          *Viacom, Inc. -- Class B                    85,200    3,473
          Wal-Mart Stores, Inc.                      144,100    7,279
                                                             --------
             Total                                             55,677
                                                             --------

          Consumer Staples (8.8%)
          The Coca-Cola Co.                          128,000    5,609
          CVS Corp.                                   68,400    1,708
          The Gillette Co.                           191,800    5,823
          Kraft Foods, Inc. -- Class A                84,500    3,290
          Philip Morris Companies, Inc.              111,400    4,515
          The Procter & Gamble Co.                    84,900    7,296
          Unilever NV, ADR                            66,800    4,122
                                                             --------
             Total                                             32,363
                                                             --------

          Energy (7.5%)
          Anadarko Petroleum Corp.                    24,700    1,183
          ChevronTexaco Corp.                        119,000    7,911
          ConocoPhillips                              58,544    2,833
          *Cooper Cameron Corp.                       44,900    2,237
          Devon Energy Corp.                          34,100    1,565
          Exxon Mobil Corp.                          267,954    9,362
          GlobalSantaFe Corp.                         94,151    2,290
                                                             --------
             Total                                             27,381
                                                             --------

          Financials (19.9%)
          Ambac Financial Group, Inc.                125,325    7,048
          American International Group, Inc.          45,900    2,655
          Aon Corp.                                   99,300    1,876
          Bank One Corp.                             140,300    5,128
          Capital One Financial Corp.                115,100    3,421
          The Charles Schwab Corp.                   129,800    1,408
          *CIT Group, Inc.                            82,400    1,615
          Citigroup, Inc.                            431,856   15,196
          Countrywide Credit Industries, Inc.         94,300    4,871
          *E*TRADE Group, Inc.                        95,800      466
          Fannie Mae                                  51,100    3,287
          Freddie Mac                                118,500    6,997

                                                            Market
                                                  Shares/    Value
           Common Stock (97.8%)                     Par     (000's)
           ---------------------------------------------------------

           Financials continued
           The Goldman Sachs Group, Inc.             49,200 $  3,351
           *Travelers Property Casualty Corp. --
             Class A                                242,051    3,546
           U.S. Bancorp                             398,132    8,448
           Washington Mutual, Inc.                   99,900    3,450
                                                            --------
              Total                                           72,763
                                                            --------

           Health Care (12.7%)
           Abbott Laboratories                       88,900    3,556
           *Amgen, Inc.                              84,100    4,065
           Baxter International, Inc.                77,400    2,167
           CIGNA Corp.                               89,700    3,688
           Eli Lilly and Co.                         88,800    5,639
           *Human Genome Sciences, Inc.              34,366      303
           Johnson & Johnson                        115,150    6,185
           Pfizer, Inc.                             274,900    8,404
           Pharmacia Corp.                          117,152    4,897
           Schering-Plough Corp.                     67,800    1,505
           *Tenet Healthcare Corp.                   48,700      799
           Wyeth                                    144,600    5,408
                                                            --------
              Total                                           46,616
                                                            --------

           Industrials (9.4%)
           *Cendant Corp.                           233,804    2,450
           General Electric Co.                     564,300   13,741
           Lockheed Martin Corp.                     42,600    2,460
           Tyco International, Ltd.                 447,192    7,638
           United Technologies Corp.                 46,300    2,868
           Waste Management, Inc.                   226,917    5,201
                                                            --------
              Total                                           34,358
                                                            --------

           Information Technology (14.4%)
           *Accenture LTD -- Class A                 86,000    1,547
           *Altera Corp.                            167,200    2,063
           *Analog Devices, Inc.                     65,500    1,563
           *Applied Materials, Inc.                  67,200      876
           *CIENA Corp.                              77,200      397
           *Cisco Systems, Inc.                     561,200    7,352
           *Dell Computer Corp.                     108,500    2,901
           Hewlett-Packard Co.                      178,002    3,090
           Intel Corp.                              345,000    5,372
           International Business Machines
            Corp.                                    77,000    5,968
           *Microsoft Corp.                         277,800   14,362
           Motorola, Inc.                           177,100    1,532
           *NCR Corp.                               115,200    2,735
           *Oracle Corp.                            166,400    1,797
           *Sun Microsystems, Inc.                  344,700    1,072
                                                            --------
              Total                                           52,627
                                                            --------

 J.P. Morgan Select Growth and Income Stock Portfolio


                                                         Market
                                                 Shares/  Value
               Common Stock (97.8%)                Par   (000's)
               --------------------------------------------------

               Materials (2.0%)
               Alcoa, Inc.                       145,864 $  3,322
               Monsanto Co.                       58,809    1,132
               PPG Industries, Inc.               18,400      923
               Temple-Inland, Inc.                46,900    2,102
                                                         --------
                  Total                                     7,479
                                                         --------

               Telecommunication Services (4.3%)
               *American Tower Corp. -- Class A  249,900      882
               AT&T Corp.                         23,440      612
               *AT&T Wireless Services, Inc.     265,100    1,498
               SBC Communications, Inc.          162,810    4,414
               *Sprint Corp. (PCS Group)         426,500    1,868
               Verizon Communications, Inc.      163,548    6,337
                                                         --------
                  Total                                    15,611
                                                         --------

               Utilities (3.6%)
               Dominion Resources, Inc.           44,500    2,443
               DTE Energy Co.                     50,100    2,325
               *Edison International              70,501      835
               El Paso Corp.                     156,800    1,091
               *PG&E Corp.                       178,600    2,483
               Pinnacle West Capital Corp.       116,862    3,984
                                                         --------
                  Total                                    13,161
                                                         --------

                   Total Common Stock
                    (Cost: $487,362)                      358,036
                                                         --------

                                                            Market
                                                  Shares/    Value
           Money Market Investments (2.1%)          Par     (000's)
           ---------------------------------------------------------

           Short Term Business Credit (2.1%)
           UBS Finance LLC, 1.20%, 1/2/03        $7,700,000 $  7,700
                                                            --------
              Total Money Market
               Investments (Cost: $7,700)                      7,700
                                                            --------

               Total Investments (99.9%)
                (Cost $495,062)`                             365,736
                                                            --------

               Other Assets, Less Liabilities
                (0.1%)                                           208
                                                            --------

               Total Net Assets (100.0%)                    $365,944
                                                            --------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $498,712 and the net unrealized depreciation of investments based on that cost was $132,976 which is comprised of $13,770 aggregate gross unrealized appreciation and $146,746 aggregate gross unrealized depreciation.

  ADR--American Depository Receipt

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and income Invest in larger American companies that exhibit value $74.27 million characteristics relative to S&P 500 Index.

The Capital Guardian Domestic Equity Portfolio invests mainly in large companies with well-known names, proven track records, and a history of dividends. This value-oriented Portfolio emphasizes stocks that have lower price-earnings ratios, lower price to book value ratios, and higher dividend yields than the S&P 500 Index. In a year of negative equity returns, the Portfolio modestly outperformed the S&P 500 Index.

The selection process focuses on individual stocks that are underpriced relative to their inherent value and long-term prospects, based largely on Capital Guardian's solid research capabilities. Industry selection receives minor consideration, and industry weightings may diverge significantly from the major market indices. At the end of 2002, the Portfolio was overweighted relative to the Index in energy, industrials, materials, telecommunications and utilities, and underweighted in consumer stocks, health care and information technology. The overweighted positions in cyclical industries are held in the belief that these stocks stand to benefit as the economic recovery progresses. The largest holding in this broad category is Air Products and Chemicals, a supplier of specialty chemicals and gases that is well positioned to benefit from increased manufacturing activity.

The Portfolio's largest holding is Sprint Corporation, a leading provider of long-distance and local telephone service. This is a company in an out-of-favor industry with significant free cash flow, a good yield and sound management. The 2002 bankruptcy of its largest competitor places Sprint in a more favorable competitive situation, and earnings should increase significantly as industry pricing stabilizes. Another large holding, NiSource, is a well-positioned utility whose stock price recovered significantly in the last quarter of 2002.

A large bank holding, J.P. Morgan Chase, is a well-managed company with a high yield that is beginning to realize benefits from a 2000 merger and is well positioned to benefit from improving capital markets. A core holding that has underperformed this year is General Electric, a very solid company whose stock has been penalized by questions about accounting practices in its industry. We continue to have confidence in GE's long-term prospects, based not only on the company's business positions and strategies but also on a strong culture of integrity and competitiveness.

The Capital Guardian Domestic Equity Portfolio is managed for Northwestern Mutual by Capital Guardian Trust Company.

                                    [CHART]

          Sector Allocation 12/31/02

Financials                              21%
Industrials                             15%
Energy                                  10%
Consumer                                13%
Materials                                9%
Health Care                              8%
Utilities                                7%
Information Technology                   5%
Telecommunications                       8%
Short-Term Investments                   4%


                                    [GRAPHIC]

Top 10 Holdings 12/31/02

Company                              % of Total Net Assets
Sprint Corp.                                   5.6%
J.P. Morgan Chase & Co.                        4.8%
Air Products and Chemicals, Inc.               4.3%
Bank One Corp.                                 4.1%
General Electric Co.                           2.9%
Becton, Dickinson and Co.                      2.8%
United Technologies Corp.                      2.8%
Philip Morris Companies, Inc.                  2.6%
Washington Mutual, Inc.                        2.3%
NiSource, Inc.                                 2.3%

                                    [CHART]

                              Relative Performance

                Capital Guardian Domestic Equity        S&P 500 Index
7/31/2001                $10,000                            $10,000
12/31/2001                 9,781                              9,480
12/31/2002                 7,703                              7,385

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                                              Since
                                                1 year      Inception
Capital Guardian Domestic Equity Portfolio     -21.24%       -16.79%
S&P 500 Index                                  -22.10%       -19.23%

*inception date of 7/31/01

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and do not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Capital Guardian Domestic Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                             Market
                                                   Shares/    Value
           Common Stock (94.0%)                      Par     (000's)
           ---------------------------------------------------------

           Consumer Discretionary (7.0%)
           *AOL Time Warner, Inc.                     45,700 $   599
           *AutoNation, Inc.                          38,400     482
           Carnival Corp.                             60,700   1,514
           Ford Motor Co.                             21,300     198
           The Interpublic Group of Companies,
            Inc.                                      19,900     280
           Knight-Ridder, Inc.                        25,700   1,626
           The Thomson Corp.                          16,000     428
           *TMP Worldwide, Inc.                        8,300      94
                                                             -------
              Total                                            5,221
                                                             -------

           Consumer Staples (5.0%)
           Campbell Soup Co.                          68,100   1,598
           Kraft Foods, Inc. -- Class A                4,800     187
           Philip Morris Companies, Inc.              48,100   1,950
                                                             -------
              Total                                            3,735
                                                             -------

           Energy (9.5%)
           Baker Hughes, Inc.                         37,300   1,201
           *BJ Services Co.                           13,900     449
           ChevronTexaco Corp.                         2,200     146
           Exxon Mobil Corp.                          16,900     590
           Royal Dutch Petroleum Co., ADR             22,600     995
           Schlumberger Ltd.                           4,400     185
           Shell Transport & Trading Co., ADR         31,700   1,234
           Unocal Corp.                               54,900   1,679
           *Weatherford International, Ltd.           14,200     567
                                                             -------
              Total                                            7,046
                                                             -------

           Financials (20.8%)
           *AmeriCredit Corp.                         82,100     635
           Bank One Corp.                             82,700   3,023
           Citigroup, Inc.                            13,900     489
           Everest Re Group, Ltd.                     25,400   1,405
           General Growth Properties, Inc.             5,600     291
           The Goldman Sachs Group, Inc.               8,600     586
           The Hartford Financial Services Group,
            Inc.                                      23,500   1,068
           Household International, Inc.              10,600     295
           J.P. Morgan Chase & Co.                   147,500   3,539
           The PMI Group, Inc.                        23,900     718
           *Travelers Property Casualty Corp. --
            Class A                                   18,010     264
           Washington Mutual, Inc.                    49,700   1,716
           Wells Fargo & Co.                          18,600     872
           XL Capital, Ltd. -- Class A                 6,200     479
                                                             -------
              Total                                           15,380
                                                             -------

           Health Care (8.3%)
           Applera Corp. -- Applied Biosystems
            Group                                     36,500     640

                                                           Market
                                                 Shares/    Value
              Common Stock (94.0%)                 Par     (000's)
              ----------------------------------------------------

              Health Care continued
              AstraZeneca PLC ADR                   33,100 $ 1,161
              Becton, Dickinson and Co.             68,800   2,112
              Eli Lilly and Co.                     19,800   1,258
              *Lincare Holdings, Inc.               30,500     964
              Pfizer, Inc.                           1,400      43
                                                           -------
                 Total                                       6,178
                                                           -------

              Industrials (15.0%)
              Canadian National Railway Co.          4,500     187
              Dover Corp.                           23,800     694
              Emerson Electric Co.                  10,900     554
              Fluor Corp.                           24,100     675
              General Electric Co.                  89,400   2,178
              Illinois Tool Works, Inc.              5,000     324
              Ingersoll-Rand Co. -- Class A         30,700   1,322
              *Navistar International Corp.         23,100     562
              *Sabre Holdings Corp. -- Class A      78,700   1,425
              Siemens AG ADR                         5,700     240
              Southwest Airlines Co.                18,800     261
              Tyco International, Ltd.              20,100     343
              Union Pacific Corp.                    4,600     275
              United Technologies Corp.             33,900   2,100
                                                           -------
                 Total                                      11,140
                                                           -------

              Information Technology (4.9%)
              *Amdocs Ltd.                          79,000     776
              *Applied Materials, Inc.              62,800     819
              Hewlett-Packard Co.                   36,184     628
              *KLA-Tencor Corp.                     20,000     707
              *Nortel Networks Corp.                84,000     135
              *Polycom, Inc.                        36,700     349
              *VeriSign, Inc.                       29,200     234
                                                           -------
                 Total                                       3,648
                                                           -------

              Materials (7.9%)
              Air Products and Chemicals, Inc.      74,400   3,180
              Alcoa, Inc.                            8,600     196
              The Dow Chemical Co.                  13,800     410
              E. I. du Pont de Nemours and Co.      20,700     878
              Lyondell Chemical Co.                 48,400     612
              Nucor Corp.                            3,900     161
              *Phelps Dodge Corp.                   13,800     437
                                                           -------
                 Total                                       5,874
                                                           -------

              Telecommunication Services (8.4%)
              AT&T Corp.                            18,400     480
              CenturyTel, Inc.                      13,700     403
              SBC Communications, Inc.              45,900   1,244
              Sprint Corp.                         286,400   4,147
                                                           -------
                 Total                                       6,274
                                                           -------

 Capital Guardian Domestic Equity Portfolio


                                                            Market
                                                  Shares/    Value
             Common Stock (94.0%)                   Par     (000's)
             ------------------------------------------------------

             Utilities (7.2%)
             *The AES Corp.                         162,900 $   492
             Duke Energy Corp.                       31,700     619
             El Paso Corp.                           64,100     446
             *Kinder Morgan Management, LLC.         19,628     620
             NiSource, Inc.                          84,200   1,684
             Pinnacle West Capital Corp.             39,300   1,340
             The Williams Companies, Inc.            40,700     110
                                                            -------
                Total                                         5,311
                                                            -------

                 Total Common Stock
                  (Cost: $80,545)                            69,807
                                                            -------

             Preferred Stock (1.8%)
             ------------------------------------------------------

             Consumer Discretionary (1.2%)
             Ford Motor Company Capital Trust II     22,500     919
                                                            -------
                Total                                           919
                                                            -------

             Materials (0.6%)
             Phelps Dodge Co.                         5,000     427
                                                            -------
                Total                                           427
                                                            -------

                 Total Preferred Stock
                  Investments (Cost: $1,616)                  1,346
                                                            -------


                                                           Market
                                                 Shares/    Value
              Money Market Investments (4.0%)      Par     (000's)
              ----------------------------------------------------

              Federal Government and Agencies (3.3%)
              Federal National Mortgage
               Association, 1.26%, 1/27/03      $2,500,000 $ 2,498
                                                           -------
                 Total                                       2,498
                                                           -------

              Short Term Business Credit (0.7%)
              UBS Finance LLC, 1.20%, 1/2/03       500,000     500
                                                           -------
                 Total                                         500
                                                           -------

                  Total Money Market
                   Investments (Cost: $2,998)                2,998
                                                           -------

                  Total Investments (99.8%)
                   (Cost $85,159)`                          74,151
                                                           -------

                  Other Assets, Less Liabilities (0.2%)        123
                                                           -------

                  Total Net Assets (100.0%)                $74,274
                                                           -------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $85,457 and the net unrealized depreciation of investments based on that cost was $11,306 which is comprised of $1,629 aggregate gross unrealized appreciation and $12,935 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                               Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the $1.36 billion cost-effective participation in broad  composition and returns of the S&P 500 Index.
market performance


The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. As of December 31, 2002, the 500 stocks in the Index had a median market capitalization of $6.8 billion and total market value of $8,107 billion. Of the 500 stocks, 424 are listed on the New York Stock Exchange,
74 on NASDAQ, and 2 on the American Stock Exchange.

This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the large-capitalization portion of the U.S. equity market; the Portfolio therefore provides participation in overall performance of the equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

                                    [CHART]

                               Sector Allocation
                                    12/31/02

Financials                                20%
Health Care                               15%
Information Technology                    14%
Industrials                               12%
Consumer Discretionary                    13%
Consumer Staples                           9%
Energy                                     6%
Telecommunications                         4%
Materials                                  3%
Utilities                                  3%
Short-Term Investments                     1%

                                    [GRAPHIC]

Top 10 Holdings 12/31/02

Company                                         % of Total Net Assets
Microsoft Corp.                                         3.4%
General Electric Co.                                    2.9%
Exxon Mobil Corp.                                       2.9%
Wal-Mart Stores, Inc.                                   2.7%
Pfizer, Inc.                                            2.3%
Citigroup, Inc.                                         2.2%
Johnson & Johnson                                       1.9%
American International Group, Inc.                      1.8%
International Business Machines Corp.                   1.6%
Merck & Co., Inc.                                       1.6%

                                    [CHART]

                              Relative Performance

           Index 500 Stock Portfolio    S&P 500 Index
12/31/92        $10,000                   $10,000
12/31/93         10,990                    11,010
12/31/94         11,123                    11,142
12/31/95         15,267                    15,309
12/31/96         18,740                    18,800
12/31/97         24,961                    25,060
12/31/98         32,131                    32,202
12/31/99         38,849                    38,984
12/31/00         35,448                    35,468
12/31/01         31,237                    31,251
12/31/02         24,343                    24,344

                          Average Annual Total Return
                      For Periods Ended December 31, 2002
                                 1 Year         5 Years      10 Years
Index 500 Stock Portfolio        -22.07%        -0.50%        9.30%
S&P 500 Index                    -22.10%        -0.58%        9.30%


On April 30, 1993, the Portfolio was indexed to approximate the performance of the
Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed. The index cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 12/31/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Index 500 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                           Market
                                                Shares/     Value
           Common Stock (98.8%)                   Par      (000's)
           ---------------------------------------------------------

           Consumer Discretionary (13.3%)
           *American Greetings Corp. --
            Class A                                10,900 $      172
           *AOL Time Warner, Inc.                 738,900      9,680
           *AutoZone, Inc.                         16,325      1,153
           *Bed Bath & Beyond, Inc.                48,400      1,671
           *Best Buy Co., Inc.                     53,250      1,286
           *Big Lots, Inc.                         19,200        254
           The Black & Decker Corp.                13,300        570
           Brunswick Corp.                         14,900        296
           Carnival Corp.                          97,109      2,423
           Centex Corp.                            10,200        512
           Circuit City Stores, Inc.               34,800        258
           *Clear Channel Communications,
            Inc.                                  101,350      3,779
           *Comcast Corp. -- Class A              379,470      8,944
           Cooper Tire & Rubber Co.                12,200        187
           *Costco Wholesale Corp.                 75,264      2,112
           Dana Corp.                              24,550        289
           Darden Restaurants, Inc.                28,350        580
           Delphi Automotive Systems Corp.         92,587        745
           Dillard's, Inc. -- Class A              13,964        221
           Dollar General Corp.                    55,148        659
           Dow Jones & Company, Inc.               13,920        602
           Eastman Kodak Co.                       48,283      1,692
           *eBay, Inc.                             50,600      3,432
           Family Dollar Stores, Inc.              28,700        896
           *Federated Department Stores, Inc.      33,351        959
           Ford Motor Co.                         301,794      2,807
           Fortune Brands, Inc.                    24,867      1,157
           Gannett Co., Inc.                       44,150      3,170
           The Gap, Inc.                          143,975      2,234
           General Motors Corp.                    92,727      3,418
           Genuine Parts Co.                       28,900        890
           The Goodyear Tire & Rubber Co.          29,000        197
           Harley-Davidson, Inc.                   50,100      2,315
           *Harrah's Entertainment, Inc.           18,450        731
           Hasbro, Inc.                            28,625        331
           Hilton Hotels Corp.                     62,250        791
           The Home Depot, Inc.                   390,094      9,347
           *International Game Technology          14,300      1,086
           The Interpublic Group of
            Companies, Inc.                        63,500        894
           J. C. Penney Company, Inc.              44,250      1,018
           Johnson Controls, Inc.                  14,700      1,178
           *Jones Apparel Group, Inc.              21,300        755
           KB Home                                  8,200        351
           Knight-Ridder, Inc.                     13,750        870
           *Kohl's Corp.                           55,767      3,120
           Leggett & Platt Inc.                    32,433        728
           The Limited, Inc.                       86,305      1,202

                                                          Market
                                               Shares/     Value
            Common Stock (98.8%)                 Par      (000's)
            -------------------------------------------------------

            Consumer Discretionary continued
            Liz Claiborne, Inc.                   17,700 $      525
            Lowe's Companies, Inc.               128,850      4,832
            Marriott International, Inc. --
             Class A                              40,000      1,315
            Mattel, Inc.                          72,288      1,384
            The May Department Stores Co.         47,750      1,097
            Maytag Corp.                          12,933        369
            McDonald's Corp.                     211,078      3,394
            The McGraw-Hill Companies, Inc.       32,160      1,944
            Meredith Corp.                         8,200        337
            The New York Times Co. --
             Class A                              25,070      1,146
            Newell Rubbermaid, Inc.               44,192      1,340
            NIKE, Inc. -- Class B                 44,200      1,966
            Nordstrom, Inc.                       22,367        424
            *Office Depot, Inc.                   51,157        755
            Omnicom Group, Inc.                   31,100      2,009
            Pulte Corp.                           10,100        483
            RadioShack Corp.                      28,400        532
            *Reebok International, Ltd.            9,900        291
            Sears, Roebuck & Co.                  52,350      1,254
            The Sherwin-Williams Co.              24,913        704
            Snap-On, Inc.                          9,617        270
            The Stanley Works                     14,150        489
            *Staples, Inc.                        77,400      1,416
            *Starbucks Corp.                      64,250      1,309
            Starwood Hotels & Resorts
             Worldwide, Inc.                      33,000        783
            Target Corp.                         150,157      4,505
            Tiffany & Co.                         24,167        578
            The TJX Companies, Inc.               89,400      1,745
            *TMP Worldwide, Inc.                  18,467        209
            *Toys "R" Us, Inc.                    35,150        352
            Tribune Co.                           50,036      2,275
            Tupperware Corp.                       9,700        146
            *Univision Communications,
             Inc. -- Class A                      37,900        929
            V. F. Corp.                           18,157        655
            *Viacom, Inc. -- Class B             292,148     11,909
            Visteon Corp.                         21,683        151
            Wal-Mart Stores, Inc.                736,400     37,197
            The Walt Disney Co.                  337,857      5,510
            Wendy's International, Inc.           19,150        518
            Whirlpool Corp.                       11,250        587
            *Yum! Brands, Inc.                    49,180      1,191
                                                         ----------
               Total                                        180,787
                                                         ----------

            Consumer Staples (9.4%)
            Adolph Coors Co. -- Class B            6,000        368
            Alberto-Culver Co. -- Class B          9,600        484

 Index 500 Stock Portfolio



                                                          Market
                                               Shares/     Value
             Common Stock (98.8%)                Par      (000's)
             ------------------------------------------------------

             Consumer Staples continued
             Albertson's, Inc.                    67,354 $    1,499
             Anheuser-Busch Companies, Inc.      143,849      6,962
             Archer-Daniels-Midland Co.          107,903      1,338
             Avon Products, Inc.                  39,100      2,106
             Brown-Forman Corp. -- Class B        11,300        739
             Campbell Soup Co.                    67,922      1,594
             The Clorox Co.                       38,150      1,574
             The Coca-Cola Co.                   410,975     18,009
             Coca-Cola Enterprises, Inc.          74,200      1,612
             Colgate-Palmolive Co.                89,822      4,709
             ConAgra Foods, Inc.                  88,967      2,225
             CVS Corp.                            64,967      1,622
             *Del Monte Foods Co.                 25,955        200
             General Mills, Inc.                  60,867      2,858
             The Gillette Co.                    175,135      5,317
             H.J. Heinz Co.                       58,117      1,910
             Hershey Foods Corp.                  22,650      1,528
             Kellogg Co.                          67,857      2,325
             Kimberly-Clark Corp.                 85,556      4,061
             *The Kroger Co.                     130,605      2,018
             The Pepsi Bottling Group, Inc.       47,200      1,213
             PepsiCo, Inc.                       293,430     12,389
             Philip Morris Companies, Inc.       349,922     14,182
             The Procter & Gamble Co.            215,205     18,494
             R.J. Reynolds Tobacco Holdings,
              Inc.                                14,800        623
             *Safeway, Inc.                       73,000      1,705
             Sara Lee Corp.                      129,835      2,923
             SUPERVALU, Inc.                      22,150        366
             SYSCO Corp.                         109,825      3,272
             UST, Inc.                            28,067        938
             Walgreen Co.                        169,646      4,952
             Winn-Dixie Stores, Inc.              23,250        355
             Wm. Wrigley Jr. Co.                  37,367      2,051
                                                         ----------
                Total                                       128,521
                                                         ----------

             Energy (5.9%)
             Amerada Hess Corp.                   14,800        815
             Anadarko Petroleum Corp.             41,162      1,972
             Apache Corp.                         23,760      1,354
             Ashland, Inc.                        11,400        325
             Baker Hughes, Inc.                   55,830      1,797
             *BJ Services Co.                     26,000        840
             Burlington Resources, Inc.           33,283      1,420
             ChevronTexaco Corp.                 176,857     11,757
             ConocoPhillips                      112,010      5,420
             Devon Energy Corp.                   25,900      1,189
             EOG Resources, Inc.                  19,260        769
             Exxon Mobil Corp.                 1,118,756     39,089
             Halliburton Co.                      72,269      1,352
             Kerr-McGee Corp.                     16,605        736
             Marathon Oil Corp.                   51,309      1,092
             *Nabors Industries, Ltd.             23,950        845
             *Noble Corp.                         22,250        782
             Occidental Petroleum Corp.           62,320      1,773

                                                            Market
                                                 Shares/     Value
           Common Stock (98.8%)                    Par      (000's)
           ----------------------------------------------------------

           Energy continued
           *Rowan Companies, Inc.                   15,550 $      353
           Schlumberger Ltd.                        95,567      4,022
           Sunoco, Inc.                             12,650        420
           *Transocean Sedco Forex, Inc.            52,851      1,226
           Unocal Corp.                             42,667      1,305
                                                           ----------
              Total                                            80,653
                                                           ----------

           Financials (20.2%)
           ACE Ltd.                                 43,400      1,273
           AFLAC Inc.                               85,650      2,580
           The Allstate Corp.                      116,828      4,321
           Ambac Financial Group, Inc.              17,500        984
           American Express Co.                    219,975      7,776
           American International Group,
            Inc.                                   432,230     25,006
           AmSouth Bancorporation                   59,355      1,140
           Aon Corp.                                50,500        954
           Bank of America Corp.                   248,801     17,309
           The Bank of New York Company,
            Inc.                                   120,253      2,881
           Bank One Corp.                          194,286      7,101
           BB&T Corp.                               80,000      2,959
           The Bear Stearns Companies, Inc.         16,295        968
           Capital One Financial Corp.              36,700      1,091
           The Charles Schwab Corp.                225,939      2,451
           Charter One Financial, Inc.              38,020      1,092
           The Chubb Corp.                          28,450      1,485
           Cincinnati Financial Corp.               26,780      1,006
           Citigroup, Inc.                         837,848     29,485
           Comerica, Inc.                           28,950      1,252
           Countrywide Credit Industries,
            Inc.                                    20,800      1,074
           Equity Office Properties Trust           69,300      1,731
           Equity Residential Properties Trust      45,600      1,121
           Fannie Mae                              164,748     10,598
           Fifth Third Bancorp                      96,134      5,629
           First Tennessee National Corp.           20,900        751
           FleetBoston Financial Corp.             173,505      4,216
           Franklin Resources, Inc.                 43,050      1,467
           Freddie Mac                             115,186      6,802
           Golden West Financial Corp.              25,550      1,835
           The Goldman Sachs Group, Inc.            79,700      5,428
           The Hartford Financial Services
            Group, Inc.                             41,050      1,865
           Household International, Inc.            75,285      2,094
           Huntington Bancshares, Inc.              39,842        745
           J.P. Morgan Chase & Co.                 330,048      7,921
           Jefferson-Pilot Corp.                    24,434        931
           John Hancock Financial Services,
            Inc.                                    48,100      1,342
           KeyCorp                                  70,575      1,774
           Lehman Brothers Holdings, Inc.           40,322      2,149
           Lincoln National Corp.                   30,540        964
           Loews Corp.                              30,767      1,368

 Index 500 Stock Portfolio


                                                           Market
                                                Shares/     Value
            Common Stock (98.8%)                  Par      (000's)
            --------------------------------------------------------

            Financials continued
            Marsh & McLennan Companies,
             Inc.                                  88,680 $    4,098
            Marshall & Ilsley Corp.                34,800        953
            MBIA, Inc.                             24,350      1,068
            MBNA Corp.                            211,515      4,023
            Mellon Financial Corp.                 72,068      1,882
            Merrill Lynch & Co., Inc.             143,300      5,438
            MetLife, Inc.                         116,236      3,143
            MGIC Investment Corp.                  17,000        702
            Moody's Corp.                          25,775      1,064
            Morgan Stanley                        181,413      7,242
            National City Corp.                   101,197      2,765
            North Fork Bancorporation, Inc.        27,100        914
            Northern Trust Corp.                   36,650      1,285
            Plum Creek Timber Company,
             Inc.                                  30,600        722
            The PNC Financial Services
             Group, Inc.                           47,067      1,972
            Principal Financial Group, Inc.        57,400      1,729
            The Progressive Corp.                  36,000      1,787
            *Providian Financial Corp.             47,857        311
            Prudential Financial, Inc.             96,100      3,050
            Regions Financial Corp.                36,586      1,221
            SAFECO Corp.                           22,650        785
            Simon Property Group, Inc.             30,700      1,046
            SLM Corp.                              25,614      2,660
            SouthTrust Corp.                       57,367      1,426
            The St. Paul Companies, Inc.           37,472      1,276
            State Street Corp.                     53,600      2,090
            *Stilwell Financial, Inc.              36,829        481
            SunTrust Banks, Inc.                   47,233      2,689
            Synovus Financial Corp.                49,050        952
            T. Rowe Price Group, Inc.              20,300        554
            Torchmark Corp.                        19,750        721
            *Travelers Property Casualty CL B     165,547      2,425
            U.S. Bancorp                          316,921      6,725
            Union Planters Corp.                   33,137        932
            UnumProvident Corp.                    39,931        700
            Wachovia Corp.                        227,081      8,275
            Washington Mutual, Inc.               160,187      5,531
            Wells Fargo & Co.                     281,280     13,184
            XL Capital, Ltd. -- Class A            22,500      1,738
            Zions Bancorporation                   15,200        598
                                                          ----------
               Total                                         275,076
                                                          ----------

            Health Care (14.7%)
            Abbott Laboratories                   258,650     10,346
            Aetna, Inc.                            24,877      1,023
            Allergan, Inc.                         21,367      1,231
            AmerisourceBergen Corp.                17,500        950
            *Amgen, Inc.                          211,617     10,230
            *ANTHEM, INC.                          23,300      1,466
            Applera Corp. -- Applied
             Biosystems Group                      35,133        616

                                                            Market
                                                 Shares/     Value
           Common Stock (98.8%)                    Par      (000's)
           ----------------------------------------------------------

           Health Care continued
           Bausch & Lomb, Inc.                       8,900 $      320
           Baxter International, Inc.               99,800      2,794
           Becton, Dickinson and Co.                42,550      1,306
           *Biogen, Inc.                            24,600        985
           Biomet, Inc.                             43,545      1,248
           *Boston Scientific Corp.                 67,386      2,865
           Bristol-Myers Squibb Co.                320,708      7,424
           C. R. Bard, Inc.                          8,550        496
           Cardinal Health, Inc.                    74,825      4,429
           *Chiron Corp.                            31,322      1,178
           CIGNA Corp.                              23,229        955
           Eli Lilly and Co.                       186,006     11,811
           *Forest Laboratories, Inc.               29,733      2,920
           *Genzyme Corp.                           35,500      1,050
           *Guidant Corp.                           50,588      1,561
           HCA, Inc.                                85,811      3,561
           Health Management Associates,
            Inc.                                    39,500        707
           *HEALTHSOUTH Corp.                       65,600        276
           *Humana, Inc.                            28,100        281
           IMS Health, Inc.                         46,967        751
           Johnson & Johnson                       492,637     26,460
           *King Pharmaceuticals, Inc.              40,366        694
           *Manor Care, Inc.                        16,300        303
           McKesson HBOC, Inc.                      48,005      1,298
           *Medimmune, Inc.                         41,500      1,128
           Medtronic, Inc.                         200,900      9,161
           Merck & Co., Inc.                       372,420     21,083
           *Millipore Corp.                          8,000        272
           Pfizer, Inc.                          1,024,736     31,326
           Pharmacia Corp.                         213,570      8,927
           *Quest Diagnostics, Inc.                 16,100        916
           *Quintiles Transnational Corp.           19,500        236
           Schering-Plough Corp.                   242,750      5,389
           *St. Jude Medical, Inc.                  29,300      1,164
           Stryker Corp.                            32,750      2,198
           *Tenet Healthcare Corp.                  80,950      1,328
           UnitedHealth Group, Inc.                 50,186      4,191
           *Watson Pharmaceuticals, Inc.            17,700        500
           *Wellpoint Health Networks, Inc. --
            Class A                                 24,100      1,715
           Wyeth                                   219,429      8,207
           *Zimmer Holdings, Inc.                   32,237      1,338
                                                           ----------
              Total                                           200,614
                                                           ----------

           Industrials (11.4%)
           3M Co.                                   64,588      7,964
           *Allied Waste Industries, Inc.           32,650        327
           *American Power Conversion
            Corp.                                   32,450        492
           *American Standard Companies,
            Inc.                                    11,900        847
           *AMR Corp.                               25,700        170
           *Apollo Group, Inc. -- Class A           28,700      1,263

 Index 500 Stock Portfolio


                                                          Market
                                               Shares/     Value
            Common Stock (98.8%)                 Par      (000's)
            -------------------------------------------------------

            Industrials continued
            Automatic Data Processing, Inc.      102,650 $    4,029
            Avery Dennison Corp.                  18,150      1,109
            The Boeing Co.                       138,976      4,585
            Burlington Northern Santa Fe
             Corp.                                62,985      1,638
            Caterpillar, Inc.                     56,988      2,605
            *Cendant Corp.                       172,233      1,805
            Cintas Corp.                          28,133      1,287
            *Concord EPS, Inc.                    84,900      1,336
            *Convergys Corp.                      28,650        434
            Cooper Industries, Ltd.               15,400        561
            Crane Co.                              9,875        197
            CSX Corp.                             35,250        998
            Cummins, Inc.                          6,800        191
            Danaher Corp.                         25,000      1,643
            Deere & Co.                           39,460      1,809
            Delta Air Lines, Inc.                 20,367        246
            Deluxe Corp.                          10,351        436
            Dover Corp.                           33,567        979
            Eaton Corp.                           11,700        914
            Emerson Electric Co.                  69,750      3,547
            Equifax, Inc.                         23,800        551
            FedEx Corp.                           49,320      2,674
            First Data Corp.                     125,326      4,438
            *Fiserv, Inc.                         31,825      1,080
            Fluor Corp.                           13,400        375
            General Dynamics Corp.                33,400      2,651
            General Electric Co.               1,647,206     40,110
            Goodrich Corp.                        19,100        350
            H&R Block, Inc.                       29,950      1,204
            Honeywell International, Inc.        135,650      3,256
            Illinois Tool Works, Inc.             50,700      3,288
            Ingersoll-Rand Co. -- Class A         27,980      1,205
            ITT Industries, Inc.                  15,200        922
            Lockheed Martin Corp.                 75,308      4,349
            Masco Corp.                           82,100      1,728
            *McDermott International, Inc.        10,500         46
            *Navistar International Corp.         10,050        244
            *Norfolk Southern Corp.               64,357      1,286
            Northrop Grumman Corp.                30,110      2,921
            PACCAR, Inc.                          19,205        886
            Pall Corp.                            20,350        339
            Parker-Hannifin Corp.                 19,575        903
            Paychex, Inc.                         62,235      1,736
            Pitney Bowes, Inc.                    39,437      1,288
            *Power-One, Inc.                      13,200         75
            R. R. Donnelley & Sons Co.            18,734        408
            Raytheon Co.                          66,700      2,051
            *Robert Half International, Inc.      29,040        468
            Rockwell Automation, Inc.             30,750        637
            Rockwell Collins, Inc.                30,250        704
            Ryder System, Inc.                    10,300        231
            *Sabre Holdings Corp. -- Class A      23,967        434
            Southwest Airlines Co.               127,967      1,779

                                                          Market
                                               Shares/     Value
             Common Stock (98.8%)                Par      (000's)
             ------------------------------------------------------

             Industrials continued
             Textron, Inc.                        22,850 $      982
             *Thomas & Betts Corp.                 9,700        164
             Tyco International, Ltd.            330,308      5,642
             Union Pacific Corp.                  41,860      2,506
             United Parcel Service, Inc.         184,800     11,657
             United Technologies Corp.            78,067      4,835
             W.W. Grainger, Inc.                  15,400        794
             Waste Management, Inc.              101,285      2,321
                                                         ----------
                Total                                       154,930
                                                         ----------

             Information Technology (14.2%)
             *ADC Telecommunications, Inc.       131,850        276
             Adobe Systems, Inc.                  39,725        990
             *Advanced Micro Devices, Inc.        56,700        366
             *Agilent Technologies, Inc.          76,837      1,380
             *Altera Corp.                        63,211        780
             *Analog Devices, Inc.                60,557      1,445
             *Andrew Corp.                        16,237        167
             *Apple Computer, Inc.                59,400        851
             *Applied Materials, Inc.            272,300      3,548
             *Applied Micro Circuits Corp.        49,800        184
             Autodesk, Inc.                       19,034        272
             *Avaya, Inc.                         59,916        147
             *BMC Software, Inc.                  39,960        684
             *Broadcom Corp. -- Class A           45,400        684
             *CIENA Corp.                         71,500        368
             *Cisco Systems, Inc.              1,211,300     15,868
             *Citrix Systems, Inc.                28,920        356
             Computer Associates
              International, Inc.                 95,592      1,290
             *Computer Sciences Corp.             28,450        980
             *Compuware Corp.                     62,257        299
             *Comverse Technology, Inc.           31,000        311
             *Corning, Inc.                      190,000        629
             *Dell Computer Corp.                429,533     11,486
             *Electronic Arts, Inc.               23,100      1,150
             Electronic Data Systems Corp.        79,567      1,466
             *EMC Corp.                          364,774      2,240
             *Gateway, Inc.                       53,650        168
             Hewlett-Packard Co.                 505,226      8,771
             Intel Corp.                       1,103,463     17,181
             International Business Machines
              Corp.                              280,539     21,742
             *Intuit, Inc.                        35,000      1,642
             *Jabil Circuit, Inc.                 32,767        587
             *JDS Uniphase Corp.                 225,400        557
             *KLA-Tencor Corp.                    31,300      1,107
             *Lexmark International Group,
              Inc. -- Class A                     20,900      1,264
             Linear Technology Corp.              52,550      1,352
             *LSI Logic Corp.                     61,600        355
             *Lucent Technologies, Inc.          568,236        716
             Maxim Integrated Products, Inc.      53,500      1,768
             *Mercury Interactive Corp.           13,900        412

 Index 500 Stock Portfolio


                                                           Market
                                                Shares/     Value
             Common Stock (98.8%)                 Par      (000's)
             ------------------------------------------------------

             Information Technology continued
             *Micron Technology, Inc.              99,950 $     974
             *Microsoft Corp.                     896,600    46,354
             Molex, Inc.                           32,050       738
             Motorola, Inc.                       380,577     3,292
             *National Semiconductor Corp.         29,943       449
             *NCR Corp.                            16,200       385
             *Network Appliance, Inc.              55,700       557
             *Novell, Inc.                         60,300       201
             *Novellus Systems, Inc.               24,000       674
             *Nvidia Corp.                         25,300       291
             *Oracle Corp.                        899,525     9,715
             *Parametric Technology Corp.          43,280       109
             *PeopleSoft, Inc.                     51,700       946
             PerkinElmer, Inc.                     20,700       171
             *PMC-Sierra, Inc.                     27,700       154
             *QLogic Corp.                         15,450       533
             *QUALCOMM, Inc.                      128,667     4,682
             *Rational Software Corp.              32,000       332
             *Sanmina-SCI Corp.                    86,800       390
             Scientific-Atlanta, Inc.              25,900       307
             *Siebel Systems, Inc.                 79,100       592
             *Solectron Corp.                     136,400       484
             *Sun Microsystems, Inc.              537,397     1,671
             *SunGard Data Systems, Inc.           46,800     1,103
             Symbol Technologies, Inc.             37,950       312
             *Tektronix, Inc.                      14,760       268
             *Tellabs, Inc.                        68,092       495
             *Teradyne, Inc.                       30,350       395
             Texas Instruments, Inc.              287,000     4,308
             *Thermo Electron Corp.                27,600       555
             *Unisys Corp.                         53,450       529
             *VERITAS Software Corp.               67,932     1,061
             *Waters Corp.                         21,700       473
             *Xerox Corp.                         120,900       973
             *Xilinx, Inc.                         55,900     1,152
             *Yahoo!, Inc.                         99,400     1,625
                                                          ---------
                Total                                       193,089
                                                          ---------

             Materials (2.8%)
             Air Products and Chemicals, Inc.      37,667     1,610
             Alcoa, Inc.                          139,807     3,186
             Allegheny Technologies, Inc.          13,317        83
             Ball Corp.                             9,366       479
             Bemis Company, Inc.                    8,750       434
             Boise Cascade Corp.                    9,600       242
             The Dow Chemical Co.                 150,809     4,480
             E. I. du Pont de Nemours and Co.     164,428     6,973
             Eastman Chemical Co.                  12,825       472
             Ecolab, Inc.                          21,400     1,059
             Engelhard Corp.                       21,300       476
             *Freeport-McMoRan Copper &
              Gold, Inc. -- Class B                23,981       402
             Georgia-Pacific Corp.                 38,104       616
             Great Lakes Chemical Corp.             8,300       198

                                                          Market
                                               Shares/     Value
            Common Stock (98.8%)                 Par      (000's)
            -------------------------------------------------------

            Materials continued
            *Hercules, Inc.                       18,100 $      159
            International Flavors &
             Fragrances, Inc.                     15,700        551
            International Paper Co.               79,766      2,789
            *Louisiana-Pacific Corp.              17,300        139
            MeadWestvaco Corp.                    33,079        817
            Monsanto Co.                          43,253        833
            Newmont Mining Corp.                  66,480      1,930
            Nucor Corp.                           12,933        534
            *Pactiv Corp.                         26,200        573
            *Phelps Dodge Corp.                   14,724        466
            PPG Industries, Inc.                  28,067      1,408
            Praxair, Inc.                         26,700      1,542
            Rohm and Haas Co.                     36,580      1,188
            *Sealed Air Corp.                     13,921        519
            Sigma-Aldrich Corp.                   12,100        589
            Temple-Inland, Inc.                    8,900        399
            United States Steel Corp.             16,850        221
            Vulcan Materials Co.                  16,800        630
            Weyerhaeuser Co.                      36,280      1,785
            Worthington Industries, Inc.          14,200        216
                                                         ----------
               Total                                         37,998
                                                         ----------

            Telecommunication Services (4.1%)
            ALLTEL Corp.                          51,457      2,624
            AT&T Corp.                           127,307      3,324
            *AT&T Wireless Services, Inc.        448,197      2,532
            BellSouth Corp.                      309,865      8,016
            CenturyTel, Inc.                      23,500        690
            *Citizens Communications Co.          46,700        493
            *Nextel Communications, Inc. --
             Class A                             150,750      1,741
            *Qwest Communications
             International, Inc.                 277,635      1,388
            SBC Communications, Inc.             550,447     14,923
            Sprint Corp.                         147,809      2,140
            *Sprint Corp. (PCS Group)            165,060        723
            Verizon Communications, Inc.         451,742     17,506
                                                         ----------
               Total                                         56,100
                                                         ----------

            Utilities (2.8%)
            *The AES Corp.                        89,800        271
            *Allegheny Energy, Inc.               20,800        157
            Ameren Corp.                          23,967        996
            American Electric Power
             Company, Inc.                        56,140      1,534
            *Calpine Corp.                        62,360        203
            CenterPoint Energy, Inc.              50,362        428
            Cinergy Corp.                         27,784        937
            CMS Energy Corp.                      23,800        225
            Consolidated Edison, Inc.             35,250      1,509
            Constellation Energy Group, Inc.      27,200        757
            Dominion Resources, Inc.              50,395      2,767
            DTE Energy Co.                        27,750      1,288
            Duke Energy Corp.                    146,930      2,871

 Index 500 Stock Portfolio


                                                          Market
                                               Shares/     Value
            Common Stocks (98.8%)                Par      (000's)
            -------------------------------------------------------

            Utilities continued
            *Dynegy, Inc. -- Class A              61,100 $       72
            *Edison International                 53,920        639
            El Paso Corp.                         96,771        674
            Entergy Corp.                         37,109      1,692
            Exelon Corp.                          53,312      2,813
            FirstEnergy Corp.                     49,265      1,624
            FPL Group, Inc.                       30,157      1,813
            KeySpan Corp.                         23,400        825
            Kinder Morgan, Inc.                   20,167        852
            *Mirant Corp.                         66,526        126
            Nicor, Inc.                            7,250        247
            NiSource, Inc.                        40,373        807
            Peoples Energy Corp.                   5,900        228
            *PG&E Corp.                           65,125        905
            Pinnacle West Capital Corp.           15,000        511
            PPL Corp.                             26,834        931
            Progress Energy, Inc.                 39,092      1,695
            Public Service Enterprise Group,
             Inc.                                 36,736      1,179
            Sempra Energy                         33,902        802
            The Southern Co.                     117,300      3,330
            TECO Energy, Inc.                     28,700        444
            TXU Corp.                             51,165        956
            The Williams Companies, Inc.          85,500        231
            #Xcel Energy, Inc.                    65,920        725
                                                         ----------
               Total                                         38,064
                                                         ----------

                Total Common Stock
                  (Cost: $1,320,019)                      1,345,832
                                                         ----------

            Money Market Investments (1.2%)
            -------------------------------------------------------

            Federal Government and Agencies (0.5%)
            #Federal Home Loan Bank,
             1.24%, 3/7/03                   $ 6,400,000      6,386
                                                         ----------
               Total                                          6,386
                                                         ----------

            Finance Services (0.7%)
            #Preferred Receivable Funding,
             1.28%, 1/17/03                   10,000,000      9,995
                                                         ----------
               Total                                          9,995
                                                         ----------

                                                          Market
                                               Shares/     Value
            Money Market Investments (1.2%)      Par      (000's)
            -------------------------------------------------------

            Short Term Business Credit
             (0.0%)
            #UBS Finance LLC, 1.2%, 1/2/03      $400,000 $      400
                                                         ----------
               Total                                            400
                                                         ----------

                Total Money Market Investments
                 (Cost: $16,780)                             16,781
                                                         ----------

                Total Investments (100.0%)
                 (Cost $1,336,799)`                       1,362,613
                                                         ----------

                Other Assets, Less Liabilities (0.0%)           268
                                                         ----------

                Total Net Assets (100.0%)                $1,362,881
                                                         ----------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $1,340,508 and the net unrealized appreciation of investments based on that cost was $22,105 which is comprised of $297,918 aggregate gross unrealized appreciation and $275,813 aggregate gross unrealized depreciation.

* Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                 Number              Appreciation /
                                   of     Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             S & P 500 Index
              Futures              76        3/03        $(349)
             (Total Notional
              Value at 12/31/02
              $17,048)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Asset Allocation Portfolio


--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:              Net Assets:
Realize highest total return,    Flexible policy of allocating    $87.26 million
including current income and     assets among stocks, bonds and
capital appreciation,            cash, with mix adjusted to
consistent with reasonable       capitalize on changing
investment risk                  financial markets and economic
                                 conditions.


The Asset Allocation Portfolio invests in seven categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by a team of investment professionals. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no index that includes both equity and debt securities. During 2002 the bond market performed significantly better than the stock market. As expected, the Portfolio's performance for the year was a blend of the two, with a total return of -10.3%, better than the return of -22.1% from the S&P 500 Index, but less than the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 10.41%.

The Portfolio has maintained a fairly defensive posture, with equity exposure near the low end of its normal range, which is 45% to 75% of assets, while taking advantage of market dips to selectively increase equity holdings. Equity exposure was increased as the market continued to move down during the second quarter of 2002; at mid-year, the equity exposure was a fairly neutral 60%. By the end of the third quarter, equity exposure was at 56%, and the cash position was 10% of assets. Throughout the first nine months of the year, the bond portion of the Portfolio outperformed stocks. The emphasis on high quality companies in both the equity and the fixed-income sectors of the Portfolio helped performance, as nervous markets reacted very negatively to any suggestion of financial problems. Bond performance benefited from emphasis on low-risk government securities and mortgage-backed securities and an underweighted position in corporate bonds.

The fourth quarter of 2002 was quite different from the first three quarters: the stock market rallied, bond prices fell, and riskier issues outperformed higher quality securities in both stock and bond markets. As the market rallied beginning in October, we let cash build up as new money flowed into the Portfolio, in anticipation of better buying opportunities. The equity position was increased in December, as the stock market began to move back down. Within the equity segment of the Portfolio, none of the three equity categories -- large cap stocks, small cap stocks, and foreign equities -- is currently being particularly emphasized. In part as a more conservative substitute for greater equity exposure, we maintained holdings of below investment-grade bonds during the fourth quarter.

The year-end cash position, 10% of the Portfolio (net of Index futures), is somewhat higher than usual. With yields on three-year Treasury notes barely higher than money market instruments, this cash position does not significantly sacrifice income, and it provides the flexibility to add to equity or bond holdings at opportune times.

                                    [CHART]

    Sector Allocation 12/31/02

Large Cap Stocks                33%
(includes S&P 500 Index Futures)
Investment-Grade Bonds          24%
Small Cap Stocks                12%
Foreign Stocks                  12%
Short-Term Investments          10%
Below Investment-Grade Bonds     9%

                                    [CHART]
                              Relative Performance

                                                Merrill Lynch     Merrill Lynch
              Asset Allocation                  Domestic Master      91-Day
                Portfolio       S&P 500 Inde       Index          T-Bill Index
7/31/2001        10,000            10,000          10,000            10,000
12/31/2001        9,790             9,480          10,240            10,139
12/31/2002        8,786             7,385          11,306            10,320

                           Average Annual Total Return
                      For Periods Ended December 31, 2002

                                                                   Since
                                                     1 Year      Inception*
Asset Allocation Portfolio                          -10.26%       -8.72%
S&P 500 Index                                       -22.10%      -19.23%
Merrill Lynch Domestic Master Index                  10.41%        9.03%
Merrill Lynch 91 Day T-Bill Index                     1.78%        2.24%

*inception date of 7/31/01


In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                           Market
             Domestic Common Stocks &            Shares/    Value
             Warrants (34.6%)                      Par     (000's)
             -----------------------------------------------------
             Large Cap Common Stock (22.7%)
             -----------------------------------------------------

             Consumer Discretionary (5.9%)
             *Bed Bath & Beyond, Inc.                4,000 $   138
             Carnival Corp.                          1,335      33
             Darden Restaurants, Inc.                4,900     100
             Fortune Brands, Inc.                    8,200     381
             Gannett Co., Inc.                       4,900     352
             Harley-Davidson, Inc.                  10,800     499
             *Kohl's Corp.                           7,400     414
             The McGraw-Hill Companies, Inc.         7,100     429
             Newell Rubbermaid, Inc.                12,000     364
             Omnicom Group, Inc.                     4,000     258
             Target Corp.                            7,700     231
             Tribune Co.                             9,300     423
             *Viacom, Inc. -- Class B                7,900     322
             Wal-Mart Stores, Inc.                  12,300     621
             Wendy's International, Inc.             9,700     263
             Weyerhaeuser Co.                        5,200     256
                                                           -------
                Total                                        5,084
                                                           -------

             Consumer Staples (2.6%)
             Anheuser-Busch Companies, Inc.          9,400     455
             Colgate-Palmolive Co.                   5,700     299
             General Mills, Inc.                     4,400     207
             Kellogg Co.                             5,300     182
             Kraft Foods, Inc. -- Class A            5,000     195
             PepsiCo, Inc.                          11,800     497
             Walgreen Co.                           15,900     464
                                                           -------
                Total                                        2,299
                                                           -------

             Energy (1.4%)
             ChevronTexaco Corp.                     4,700     312
             EOG Resources, Inc.                     8,000     319
             Exxon Mobil Corp.                      17,100     597
                                                           -------
                Total                                        1,228
                                                           -------

             Financials (3.4%)
             American International Group, Inc.      6,900     399
             The Bank of New York Company, Inc.      8,300     199
             The Chubb Corp.                         3,100     162
             Citigroup, Inc.                         4,000     141
             Fifth Third Bancorp                     7,100     416
             Freddie Mac                             5,300     313
             The Goldman Sachs Group, Inc.           3,600     245
             Lehman Brothers Holdings, Inc.          3,000     160
             Marsh & McLennan Companies, Inc.        5,000     231
             Morgan Stanley Dean Witter & Co.        6,100     244
             Wells Fargo & Co.                       9,300     435
                                                           -------
                Total                                        2,945
                                                           -------

                                                             Market
                                                   Shares/    Value
            Large Cap Common Stock (22.7%)           Par     (000's)
            --------------------------------------------------------

            Health Care (3.2%)
            Abbott Laboratories                        4,000 $   160
            *Amgen, Inc.                               8,800     425
            Baxter International, Inc.                 8,300     232
            Eli Lilly and Co.                          1,600     102
            Johnson & Johnson                          9,300     500
            Medtronic, Inc.                           10,900     497
            Pfizer, Inc.                              20,800     635
            UnitedHealth Group, Inc.                   3,300     276
                                                             -------
               Total                                           2,827
                                                             -------

            Industrials (2.1%)
            Canadian National Railway Co.              6,000     249
            *Fiserv, Inc.                             12,800     436
            General Electric Co.                      15,900     387
            Lockheed Martin Corp.                      2,700     156
            Paychex, Inc.                              3,800     106
            Raytheon Co.                               6,300     194
            Union Pacific Corp.                        5,000     299
                                                             -------
               Total                                           1,827
                                                             -------

            Information Technology (2.8%)
            *Cisco Systems, Inc.                       8,900     117
            *Electronic Arts, Inc.                     1,700      85
            Intel Corp.                               16,000     249
            International Business Machines Corp.      5,200     403
            *Microsoft Corp.                          15,100     780
            *PeopleSoft, Inc.                          5,800     106
            *QUALCOMM, Inc.                            6,700     244
            *Semiconductor Holders Trust              10,000     222
            Texas Instruments, Inc.                   13,200     198
                                                             -------
               Total                                           2,404
                                                             -------

            Materials (1.3%)
            Air Products and Chemicals, Inc.           8,900     380
            Alcoa, Inc.                               13,300     303
            Ecolab, Inc.                               8,700     431
                                                             -------
               Total                                           1,114
                                                             -------

                Total Large Cap Common Stock                  19,728
                                                             -------

            Small Cap Common Stock (11.9%)
            --------------------------------------------------------

            Consumer Discretionary (2.7%)
            *AnnTaylor Stores Corp.                    7,250     148
            *CDW Computer Centers, Inc.                2,300     101
            *Coach, Inc.                               6,000     198
            *Entercom Communications Corp. --
             Class A                                   2,200     103
            Fairmont Hotels & Resorts, Inc.            3,900      92
            *The Gymboree Corp.                        9,600     152
            * Hispanic Broadcasting Corp. --
             Class A                                   2,900      60

 Asset Allocation Portfolio



                                                             Market
                                                   Shares/    Value
           Small Cap Common Stock (11.9%)            Par     (000's)
           ---------------------------------------------------------

           Consumer Discretionary (continued)
           *Jones Apparel Group, Inc.                  2,900 $   103
           *Lamar Advertising Co. -- Class A           3,200     108
           Leggett & Platt, Inc.                      10,600     238
           *Lin TV Corp. -- Class A                    1,200      29
           Manpower, Inc.                              1,100      35
           *Michaels Stores, Inc.                      6,400     200
           *O'Reilly Automotive, Inc.                 13,800     349
           *Orient-Express Hotel, Ltd. -- Class A      5,500      74
           *Platinum Underwriters Holdings, Ltd.         600      16
           Polaris Industries, Inc.                    2,300     135
           *Stoneridge, Inc.                           2,000      24
           *Tommy Hilfiger Corp.                      10,400      72
           *Westwood One, Inc.                         3,800     142
                                                             -------
              Total                                            2,379
                                                             -------

           Energy (0.9%)
           *BJ Services Co.                            4,800     155
           *Cal Dive International, Inc.               7,000     165
           *Energy Partners, Ltd.                      9,700     104
           Ocean Energy, Inc.                          2,800      56
           *Patterson-UTI Energy, Inc.                 6,600     199
           *Weatherford International, Ltd.            3,200     128
                                                             -------
              Total                                              807
                                                             -------

           Financials (0.9%)
           GreenPoint Financial Corp.                  1,500      68
           Investors Financial Services Corp.         11,600     318
           Old Republic International Corp.            3,800     106
           Radian Group, Inc.                          3,100     115
           SouthTrust Corp.                            5,400     134
           *Trammell Crow Co.                          9,000      81
                                                             -------
              Total                                              822
                                                             -------

           Health Care (3.2%)
           *AdvancePCS                                 6,700     149
           *The Advisory Board Co.                     1,700      51
           *Apogent Technologies, Inc.                 4,500      94
           *Biovail Corp.                              4,200     111
           *Bio-Rad Laboratories, Inc. -- Class A      2,600     101
           *CIMA Labs, Inc.                            3,000      73
           D & K Healthcare Resources, Inc.            5,300      54
           *DaVita, Inc.                              24,200     597
           Health Management Associates, Inc. --
            Class A                                    4,500      81
           *IMPAC Medical Systems, Inc.                  700      13
           *Lincare Holdings, Inc.                    16,700     528
           *Patterson Dental Co.                       6,700     293
           *Province Healthcare Co.                   17,950     175
           *Renal Care Group, Inc.                     6,400     202
           *Triad Hospitals, Inc.                      3,800     113
           *Universal Health Services, Inc. --
            Class B                                    3,000     135
                                                             -------
              Total                                            2,770
                                                             -------

           Industrials (2.4%)
           *The BISYS Group, Inc.                      5,400      86
           C.H. Robinson Worldwide, Inc.               5,900     184

                                                             Market
                                                   Shares/    Value
           Small Cap Common Stock (11.9%)            Par     (000's)
           ---------------------------------------------------------

           Industrials (continued)
           *Charles River Associates, Inc.             1,400 $    20
           Cintas Corp.                                2,200     101
           *Concord EPS, Inc.                          2,500      39
           *The Corporate Executive Board Co.          6,400     204
           Expeditors International of
            Washington, Inc.                           5,200     170
           *Hewitt Associates, Inc. -- Class A         3,500     111
           *Knight Transportation, Inc.               13,150     276
           *MSC Industrial Direct Co., Inc. --
            Class A                                    6,400     114
           *P.A.M. Transportation Services, Inc.       4,800     121
           *Resources Connection, Inc.                 4,800     111
           SkyWest, Inc.                               5,700      74
           *Swift Transportation Co., Inc.             8,000     160
           Teleflex, Inc.                              7,600     326
           *Tetra Tech, Inc.                           1,664      20
                                                             -------
              Total                                            2,117
                                                             -------

           Information Technology (1.8%)
           *Brooks-PRI Automation, Inc.                6,180      71
           *CACI International, Inc. -- Class A        1,600      57
           *EPIQ Systems, Inc.                         8,050     123
           *Intersil Corp. -- Class A                  6,400      89
           *Keane, Inc.                                8,900      80
           *Mettler -- Toledo International, Inc.      2,300      74
           Microchip Technology, Inc.                  6,800     166
           *Novellus Systems, Inc.                     4,600     129
           *QLogic Corp.                               2,500      86
           *Renaissance Learning, Inc.                 3,100      59
           *Semtech Corp.                              6,400      70
           *UTStarcom, Inc.                            6,400     127
           *Varian, Inc.                               8,400     241
           *Verint Systems, Inc.                         800      16
           *Zebra Tehnologies Corp. -- Class A         2,500     143
                                                             -------
              Total                                            1,531
                                                             -------

               Total Small Cap Common Stock                   10,426
                                                             -------

               Total Domestic Common Stocks & Warrants
                (Cost: $33,597)                               30,154
                                                             -------


               Foreign Common Stock (12.3%)
               --------------------------------------------------

               Basic Materials (0.7%)
               *Arcelor              Luxembourg      6,850     84
               BASF AG               Germany         2,000     76
               *Billerud             Sweden          4,862     53
               Norske Skogindustrier
                ASA                  Norway          2,285     32
               *Novozymes A/S -- B
                Shares               Denmark         3,450     72
               Rio Tinto Ltd.        Australia       3,750     72
               *Solvay SA            Belgium         2,210    152
               UPM-Kymmene OYJ       Finland         3,420    111
                                                           ------
                  Total                                       652
                                                           ------

 Asset Allocation Portfolio



                                                            Market
            Foreign Common                        Shares/    Value
            Stock (12.3%)      Country              Par     (000's)
            -------------------------------------------------------

            Consumer Cyclical (2.9%)
            Bayerische
             Motoren Werke
             AG                Germany                2,980 $    91
            *Belluna Co., Ltd. Japan                  3,070     107
            Berkeley Group
             PLC               United Kingdom         8,350      80
            Beru AG            Germany                2,625     116
            Bridgestone
             Corp.             Japan                  9,000     111
            *British Sky
             Broadcasting
             Group PLC         United Kingdom         9,610      99
            *Compass Group
             PLC               United Kingdom        15,785      84
            *Daily Mail and
             General Trust     United Kingdom         4,900      46
            *Denway Motors
             Limited           Hong Kong            323,100     109
            Electrolux AB --
             Series B          Sweden                 6,550     103
            *Esprit Holdings
             Ltd.              Hong Kong             58,000      98
            Folli-Follie SA    Greece                 4,100      70
            *Fuji Heavy
             Industries, Ltd.  Japan                 11,000      44
            Game Group PLC     United Kingdom        61,450      36
            Greek
             Organization of
             Football
             Prognostics       Greece                 8,680      91
            *HMV Group PLC     United Kingdom        29,800      57
            *Honda Motor
             Co., Ltd.         Japan                  3,000     111
            *Hyundai Motor
             Co., Ltd.         Republic Of Korea      3,820      89
            *Inditex           Spain                  2,200      52
            Medion AG          Germany                2,000      70
            MFI Furniture
             Group PLC         United Kingdom        35,800      64
            *NCsoft Corp.      Republic Of Korea        435      38
            Nintendo Co.,
             Ltd.              Japan                    700      65
            *Porsche AG        Germany                  250     104
            *PSA Peugeot
             Citroen           France                 1,050      43
            Rank Group PLC     United Kingdom        34,600     147
            *Swatch Group
             AG                Switzerland              890      74
            Vivendi
             Universal SA      France                 4,340      70
            *Volkswagen AG     Germany                2,145      78
            *Walmart de
             Mexico --
             Series V          Mexico                31,500      72
            Wolseley PLC       United Kingdom        10,250      86
                                                            -------
               Total                                          2,505
                                                            -------

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (12.3%)       Country           Par     (000's)
             -----------------------------------------------------

             Consumer Non-Cyclical (1.6%)
             *Altadis, S.A.      Spain               3,500 $    80
             *Burberry Group
              PLC                United Kingdom     16,250      59
             Cadbury
              Schweppes PLC      United Kingdom      5,700      36
             *Cott Corp.         Canada              5,300      94
             *Gallaher Group
              PLC                United Kingdom     11,175     111
             *Interbrew          Belgium             2,730      64
             *Kao Corp.          Japan               2,000      44
             Kook Soon Dang
              Brewer Co., Ltd.   South Korea         3,000      68
             Luxottica Group
              SPA, ADR           Italy               6,385      87
             *Nestle SA          Switzerland           525     111
             *Pernod-Ricard SA   France                375      36
             *Puma AG Rudolf
              Dassler Sport      Germany               550      37
             Reckitt Benckiser
              PLC                United Kingdom      5,960     116
             Shiseido Co., Ltd.  Japan              10,000     130
             Swedish Match AB    Sweden             15,500     122
             Unilever PLC        United Kingdom     14,900     142
             *Wella AG           Germany               675      41
                                                           -------
                Total                                        1,378
                                                           -------

             Energy (1.0%)
             *ENI SPA            Italy               8,230     131
             *IHC Caland NV      Netherlands         2,270     120
             *Precision Drilling
              Corp.              Canada              2,080      67
             Royal Dutch
              Petroleum          Netherlands         2,000      88
             Saipem SPA          Italy              23,500     157
             Suncor Energy, Inc. Canada              5,670      89
             *Technip            France                500      36
             *TGS Nopec
              Geophysical Co.
              ASA                Norway              6,800      53
             Total Fina Elf SA   France                800     114
                                                           -------
                Total                                          855
                                                           -------

             Financials (2.1%)
             Aegon NV            Netherlands         6,825      88
             *Anglo Irish Bank
              Co.                Ireland            23,650     167
             *BNP Paribas SA     France              2,260      92
             Cattles PLC         United Kingdom     10,500      49
             *Converium Holding
              AG                 Switzerland         1,085      53
             *Corporacion
              Mapfre             Spain              15,150     123
             *Danske Bank        Denmark             7,875     130
             *Deutsche Boerse
              AG                 Germany             2,750     110
             *Grupo Financiero
              BBVA Bancomer      Mexico             75,500      57

 Asset Allocation Portfolio



                                                            Market
            Foreign Common                        Shares/    Value
            Stock (12.3%)         Country           Par     (000's)
            -------------------------------------------------------

            Financials continued
            *HSBC Holdings PLC    United Kingdom      6,400 $    70
            ING Groep NV          Netherlands         4,200      71
            *Intrum Justitia AB   Sweden              5,450      25
            *Irish Life &
             Permanent            Ireland             7,810      84
            Lloyds TSB Group
             PLC                  United Kingdom     11,925      86
            Man Group PLC         United Kingdom      8,245     118
            Manulife Financial    Canada              2,520      55
            Muenchener
             Rueckversicherungs-
             Gesellschaft AG      Germany               270      32
            *OTP Bank RT          Hungary            12,775     126
            Royal Bank of
             Canada               Canada              3,020     111
            Royal Bank of
             Scotland
             Group PLC            United Kingdom      4,400     105
            Swiss Reinsurance
             Co.                  Switzerland         1,310      86
                                                            -------
               Total                                          1,838
                                                            -------

            Healthcare (0.7%)
            *Elekta AB --
             Class B              Sweden             10,725     108
            *Nobel Biocare
             Holding AG           Switzerland           850      55
            *Novartis AG          Switzerland         1,790      65
            *Perbio Science AB    Sweden              1,600      18
            *Resmed               Australia           2,700      83
            Synthes Stratec, Inc. Switzerland           100      61
            Takeda Chemical
             Industries           Japan               2,200      92
            *Taro Pharmaceutical
             Industries, Ltd.     Israel              2,875     108
            Teva Pharmaceutical
             Industries Ltd.,
             ADR                  Israel              1,165      45
                                                            -------
               Total                                            635
                                                            -------

            Industry Goods and Services (1.2%)
            *Alfa Laval AB        Sweden              5,900      47
            *Amcor Ltd.           Australia          12,025      57
            Atlas Copco AB --
             A Shares             Sweden              4,330      84
            BAE Systems PLC       United Kingdom     19,885      40
            Group 4 Falck A/S     Denmark             2,600      55
            *Grupo Ferrovial      Spain               5,695     145
            Huhtamaki OYJ         Finland             9,540      96
            *Jarvis PLC           United Kingdom      6,950      31
            *Meggitt PLC          United Kingdom     22,700      64
            *Neopost SA           France              3,410     111
            *Schindler Holdings   Switzerland           400      78
            *Serco Group PLC      United Kingdom     17,500      43

                                                           Market
             Foreign Common                      Shares/    Value
             Stock (12.3%)       Country           Par     (000's)
             -----------------------------------------------------

             Industry Goods and Services continued
             *SGS Societe
              Generale de
              Surveillance
              Holding SA         Switzerland           300 $   90
             Vestas Wind
              Systems A/S        Denmark             2,570     26
             Vinci SA            France              1,670     94
                                                           ------
                Total                                       1,061
                                                           ------

             Technology (0.8%)
             ASM Pacific
              Technology Ltd.    Hong Kong          22,000     42
             *ASML Holding NV    Netherlands         5,975     50
             Canon, Inc.         Japan               2,000     75
             *INFOSYS
              Technologies Ltd.  India                 690     69
             *Logitech
              International-Reg  Switzerland         3,580    108
             Nokia OYJ           Finland             4,350     68
             *Riverdeep Group
              PLC                Ireland            26,250     33
             Royal Philips
              Electronics NV     Netherlands         4,050     71
             Samsung
              Electronics Co.,
              Ltd.               South Korea           300     80
             *Sap AG             Germany               610     48
             Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd.          Taiwan             24,600     30
             *Tandberg ASA       Norway              5,800     33
                                                           ------
                Total                                         707
                                                           ------

             Telecommunication Services (0.3%)
             *KDDI Corp.         Japan                  20     65
             *Orange SA          France             14,280     98
             PT Telekomunikasi
              Indonesia          Indonesia         120,000     52
             *Vodafone Group
              PLC                United Kingdom     47,200     86
                                                           ------
                Total                                         301
                                                           ------

             Transportation (0.6%)
             Brisa-Auto Estradas
              de Portugal SA     Portugal           23,860    132
             *EasyJetPLC         United Kingdom     18,875     83
             Exel PLC            United Kingdom      7,150     79
             Fraport AG          Germany             2,875     51
             Macquarie
              Infrastructure
              Group              Australia          79,900    145
                                                           ------
                Total                                         490
                                                           ------

 Asset Allocation Portfolio



                                                          Market
              Foreign Common Stock                Shares/  Value
              (12.3%)              Country          Par   (000's)
              ---------------------------------------------------

              Utilities (0.4%)
              Centrica PLC         United Kingdom 32,300  $    89
              Italgas S.P.A.       Italy           6,000       82
              National Grid Group
               PLC                 United Kingdom 12,580       92
              *Snam Rete Gas       Italy          11,850       40
              *Suez Lyonnaise des
               Eaux SA             France          2,600       45
                                                          -------
                 Total                                        348
                                                          -------

                  Total Foreign Common Stock
                   (Cost: $11,638)                         10,770
                                                          -------

            Preferred Stock (0.2%)
            --------------------------------------------------------

            Technology (0.2%)
            Cable (0.2%)
            CSC Holdings, Inc. -- Series M                500     47
            CSC Holdings, Inc. -- Series H              1,000     94
                                                              ------
               Total                                             141
                                                              ------

            Telecommunications Wireless: Towers (0.0%)
            **Crown Castle International Corp.              2      0
                                                              ------
               Total                                               0
                                                              ------

            Telecommunications Wireline: CLEC (0.0%)
            **Intermedia Communications, Inc.               2      0
                                                              ------
               Total                                               0
                                                              ------

                Total Technology                                 141
                                                              ------

            Trucking (0.0%)
            **American Commercial Lines LLC               261      2
                                                              ------
               Total Trucking                                      2
                                                              ------

                Total Preferred Stock
                 (Cost: $136)                                    143
                                                              ------

            Warrants (0.0%)
            --------------------------------------------------------

            Telecommunication Services (0.0%)
            IWO Holdings, Inc. 144A                        50      0
                                                              ------
                Total Warrants
                 (Cost: $4)                                        0
                                                              ------

            Investment-Grade Bonds (23.4%)
            --------------------------------------------------------

            Corporate Bonds Domestic (6.6%)
            --------------------------------------------------------

            Beverages, Malt Beverages (0.3%)
            Anheuser-Busch Companies, Inc.,
             7.50%, 3/15/12                       $    23,000     28
            Coca-Cola Enterprises, Inc.,
             5.25%, 5/15/07                           125,000    135
            Coca-Cola Enterprises, Inc.,
             5.375%, 8/15/06                           75,000     81
                                                              ------
               Total                                             244
                                                              ------

            Capital Goods (0.1%)
            Raytheon Co., 7.20%, 8/15/27               75,000     82
                                                              ------
               Total                                              82
                                                              ------

                                                              Market
                                                    Shares/    Value
           Investment-Grade Bonds (23.4%)             Par     (000's)
           ----------------------------------------------------------

           Consumer Cyclical (0.1%)
           Royal Caribbean Cruises Ltd.,
            7.00%, 10/15/07                        $  100,000 $    89
                                                              -------
              Total                                                89
                                                              -------

           Crude Petroleum and Natural Gas (0.5%)
           Occidental Petroleum, 6.75%, 1/15/12       350,000     399
                                                              -------
              Total                                               399
                                                              -------

           Diversified Industrials (0.3%)
           United Technologies Corp.,
            6.10%, 5/15/12                            250,000     280
                                                              -------
              Total                                               280
                                                              -------

           Drilling Oil and Gas Wells (0.4%)
           Transocean, Inc., 7.50%, 4/15/31           300,000     344
                                                              -------
              Total                                               344
                                                              -------

           Electric and Other Services Combined (0.3%)
           Wisconsin Public Service,
            4.875%, 12/1/12                           250,000     253
                                                              -------
              Total                                               253
                                                              -------

           Electrical Equipment and Supplies (0.6%)
           Cooper Industries, Inc., 5.50%, 11/1/09    200,000     208
           Hubbell Inc., 6.375%, 5/15/12              300,000     331
                                                              -------
              Total                                               539
                                                              -------

           Environmental Controls (0.1%)
           Pall Corp., 6.00%, 8/1/12 144A              95,000     102
                                                              -------
              Total                                               102
                                                              -------

           Finance Services (0.6%)
           Credit Suisse First Boston USA Inc.,
            4.625%, 1/15/08                           350,000     354
           General Motors Acceptance Corp.,
            6.875%, 8/28/12                           300,000     296
                                                              -------
              Total                                               650
                                                              -------

           Fire, Marine and Casualty Insurance (0.3%)
           Allstate Corp., 6.125%, 12/15/32           135,000     138
           Progressive Corp., 6.25%, 12/1/32          125,000     128
                                                              -------
              Total                                               266
                                                              -------

           Food Retail (0.3%)
           Delhaize America Inc.,
            8.125%, 4/15/11                           250,000     242
                                                              -------
              Total                                               242
                                                              -------

           Motor Vehicle Parts/Accessories (0.2%)
           TRW, Inc., 7.125%, 6/1/09                   48,000      54
           TRW, Inc., 7.75%, 6/1/29                    72,000      85
                                                              -------
              Total                                               139
                                                              -------

           Motors and Generators (0.1%)
           Emerson Electric Co., 5.75%, 11/1/11        48,000      52
                                                              -------
              Total                                                52
                                                              -------

 Asset Allocation Portfolio



                                                               Market
                                                     Shares/    Value
            Investment-Grade Bonds (23.4%)             Par     (000's)
            ----------------------------------------------------------

            National Commercial Banks (0.3%)
            Bank One Corp., 5.25%, 1/30/13          $  250,000 $   257
                                                               -------
               Total                                               257
                                                               -------

            News Dealers and Newsstands (0.1%)
            News America Holdings,
             7.75%, 12/1/45                            100,000      98
                                                               -------
               Total                                                98
                                                               -------

            Office Machines (0.1%)
            Pitney Bowes Credit Corp.,
             5.75%, 8/15/08                            100,000     111
                                                               -------
               Total                                               111
                                                               -------

            Oil and Gas Field Machinery (0.3%)
            National-Oilwell, Inc.,
             5.65%, 11/15/12 144A                      250,000     253
                                                               -------
               Total                                               253
                                                               -------

            Pharmaceuticals (0.3%)
            Eli Lilly & Company, 7.125%, 6/1/25        210,000     248
                                                               -------
               Total                                               248
                                                               -------

            Plastics Materials and Resins (0.3%)
            Eastman Chemical, 7.00%, 4/15/12           260,000     293
                                                               -------
               Total                                               293
                                                               -------

            Plumbing Fixture Fittings/Trim (0.3%)
            Masco Corp., 4.625%, 8/15/07               125,000     130
            Masco Corp., 6.50%, 8/15/32                125,000     128
                                                               -------
               Total                                               258
                                                               -------

            Retail-Retail Stores (0.4%)
            Limited Brands, 6.125%, 12/1/12            300,000     316
                                                               -------
               Total                                               316
                                                               -------

            Search and Navigation Equipment (0.1%)
            Raytheon Co., 7.00%, 11/1/28               120,000     128
                                                               -------
               Total                                               128
                                                               -------

            Telephone Communications (0.2%)
            Alltel Corp., 7.00%, 7/1/12                120,000     138
                                                               -------
               Total                                               138
                                                               -------

                Total Corporate Bonds Domestic                   5,781
                                                               -------

            Government (Domestic and Foreign) and Agency Bonds (16.8%)
            ----------------------------------------------------------

            Federal Government and Agencies (16.8%)
            Government National Mortgage
             Association TBA, 5.50%, 12/1/25           150,000     151
            Housing & Urban Development,
             6.08%, 8/1/13                             100,000     113
            US Treasury, 2.125%, 10/31/04              550,000     556
            US Treasury, 2.875%, 6/30/04               150,000     153
            US Treasury, 3.00%, 1/31/04                165,000     168
            US Treasury, 3.00%, 11/15/07               800,000     810
            US Treasury, 3.25%, 8/15/07                189,000     194
            US Treasury, 3.50%, 11/15/06             4,129,000   4,296

                                                             Market
                                                   Shares/    Value
           Investment-Grade Bonds (23.4%)            Par     (000's)
           ---------------------------------------------------------

           Federal Government and Agencies continued
           US Treasury, 3.875%, 7/31/03           $1,325,000 $ 1,344
           US Treasury, 4.375%, 5/15/07              427,000     459
           US Treasury, 4.625%, 5/15/06              153,000     165
           US Treasury, 5.375%, 2/15/31              215,000     234
           US Treasury, 5.50%, 5/15/09             1,000,000   1,135
           US Treasury, 6.125%, 8/15/07              550,000     632
           US Treasury, 6.50%, 8/15/05             1,000,000   1,119
           US Treasury, 6.50%, 5/15/05             2,370,000   2,630
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                          223,129     242
           US Treasury Stripped, 0.00%, 5/15/30      870,000     211
                                                             -------
               Total Government (Domestic and Foreign)
                and Agency Bonds                              14,612
                                                             -------

               Total Investment-Grade Bonds
                (Cost: $19,607)                               20,393
                                                             -------

           Below Investment-Grade Bonds (9.4%)
           ---------------------------------------------------------

           Basic Materials (0.2%)
           Chemicals (0.1%)
           Lyondell Chemical Co.,
            11,125%, 7/15/12                          50,000      49
                                                             -------
              Total                                               49
                                                             -------

           Metals and Mining (0.0%)
           UCAR Finance, Inc.,
            10.25%, 2/15/12                          100,000      79
                                                             -------
              Total                                               79
                                                             -------

           Paper (0.1%)
           Appleton Papers, Inc.,
            12.50%, 12/15/08                          50,000      55
                                                             -------
              Total                                               55
                                                             -------

               Total Basic Materials                             183
                                                             -------

           Cable and Other Pay Television Services (0.0%)
           Charter Communications Holdings,
            10.75%, 10/1/09                           25,000      11
                                                             -------
               Total Cable and Other Pay Television
                Services                                          11
                                                             -------

           Capital Goods (0.8%)
           Aerospace (0.1%)
           K & F Industries Inc.,
            9.625%, 12/15/10 144A                     50,000      51
                                                             -------
              Total                                               51
                                                             -------

           Building and Construction (0.4%)
           Brickman Group Ltd.,
            11.75%, 12/15/09 144A                    100,000     104
           H & E Equipment/Finance,
            11.125%, 6/15/12 144A                    100,000      75
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                            50,000      46
           Integrated Electrical Services, Inc.,
            Series B, 9.375%, 2/1/09                  50,000      46
           United Rentals, Inc., 10.375%, 4/15/08    100,000     100
                                                             -------
              Total                                              371
                                                             -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Below Investment-Grade Bonds (9.4%)        Par     (000's)
           ----------------------------------------------------------

           Industrial Equipment (0.3%)
           Perkinelmer, Inc.,
            8.875%, 1/15/13 144A                   $   50,000 $    49
           Rexnord Corp.,
            10.125%, 12/15/12 144A                    100,000     103
           Tyco International Group,
            6.375%, 2/15/06                            50,000      49
           Tyco International Group S.A.,
            6.375%, 6/15/05                            25,000      24
           Tyco International Group SA,
            6.375%, 10/15/11                           25,000      23
                                                              -------
              Total                                               248
                                                              -------

               Total Capital Goods                                670
                                                              -------

           Chemicals and Allied Products (0.1%)
           Lyondell Chemical Co.,
            9.50%, 12/15/08 144A                       75,000      70
                                                              -------
              Total Chemicals and Allied Products                  70
                                                              -------

           Construction and Building Materials (0.0%)
           United Rentals, Inc.,
            10.75%, 4/15/08 144A                       25,000      25
                                                              -------
              Total Construction and Building Materials            25
                                                              -------

           Consumer Cyclical (2.6%)
           Apparel, Textile (0.1%)
           Levi Strauss & Co., 11.625%, 1/15/08        75,000      73
           Tommy Hilfiger USA, Inc.,
            6.85%, 6/1/08                              50,000      47
                                                              -------
              Total                                               120
                                                              -------

           Auto Related (0.2%)
           Avis Group Holdings, Inc.,
            11.00%, 5/1/09                             50,000      55
           Collins & Aikman Products, Inc.,
            11.50%, 4/15/06                            50,000      42
           Trimas Corp., 9.875%, 6/15/12 144A         100,000      99
                                                              -------
              Total                                               196
                                                              -------

           Home Construction (0.2%)
           Beazer Homes USA, 8.875%, 4/1/08            50,000      52
           K. Hovanian Enterprises,
            10.50%, 10/1/07                            50,000      54
           Schuler Homes, 9.375%, 7/15/09              50,000      51
           Tech Olympic USA, Inc.,
            9.00%, 7/1/10 144A                         50,000      49
                                                              -------
              Total                                               206
                                                              -------

           Household Appliances (0.1%)
           Rent-A-Center Inc., 11.00%, 8/15/08         50,000      54
                                                              -------
              Total                                                54
                                                              -------

           Leisure Related (0.2%)
           Bally Total Fitness Holdings, Series D,
            9.875%, 10/15/07                           75,000      65
           Premier Parks, Inc., 9.50%, 2/1/09         100,000      97
                                                              -------
              Total                                               162
                                                              -------

                                                             Market
                                                   Shares/    Value
           Below Investment-Grade Bonds (9.4%)       Par     (000's)
           ---------------------------------------------------------

           Lodging / Resorts (0.6%)
           Corrections Corporation of America,
            9.875%, 5/1/09 144A                   $   75,000 $    80
           Felcor Lodging LP, 9.50%, 9/15/08         100,000     101
           Hilton Hotels Corp., 7.625%, 12/1/12      100,000     101
           John Q. Hammons, 8.875%, 5/15/12          100,000     100
           Meristar Hospitality Finance Corp.,
            9.00%, 1/15/08                            50,000      44

           Lodging / Resorts continued
           Meristar Hospitality Finance Corp.,
            9.125%, 1/15/11                           50,000      44
           RFS Partnership LP, 9.75%, 3/1/12          25,000      26
                                                             -------
              Total                                              496
                                                             -------

           Printing and Publishing (0.6%)
           American Achievement Corp.,
            11.625%, 1/1/07                          100,000     105
           DEX Media East LLC,
            9.875%, 11/15/09 144A                     50,000      54
           Mail-Well Corp., 9.625%, 3/15/12           75,000      67
           RH Donnelley Fin Corp.,
            10.875%, 12/15/12 144A                   100,000     108
           Vertis Inc., 10.875%, 6/15/09             100,000     103
           Von Hoffman Corp., 10.25%, 3/15/09        100,000      94
                                                             -------
              Total                                              531
                                                             -------

           Retail -- General (0.6%)
           Asbury Automotive Group, Inc.,
            9.00%, 6/15/12                            50,000      44
           Autonation, Inc., 9.00%, 8/1/08            25,000      25
           Buhrmann U.S., Inc., 12.25%, 11/1/09       75,000      70
           CSK Auto, Inc, 12.00%, 6/15/06             50,000      54
           The Gap, Inc., 8.15%, 12/15/05            100,000     105
           Hollywood Entertainment Inc.,
            9.625%, 3/15/11                           50,000      51
           Saks, Inc., 8.25%, 11/15/08                50,000      50
           Sonic Automotive, Inc., 11.00%, 8/1/08     50,000      51
           United Auto Group, Inc.
            9.625%, 3/15/12 144A                      50,000      49
                                                             -------
              Total                                              499
                                                             -------

               Total Consumer Cyclical                         2,264
                                                             -------

           Consumer Staples (2.5%)
           Containers (0.3%)
           Applied Extrusion Tech., Inc.,
            10.75%, 7/1/11                            25,000      16
           BWAY Corp., 10.00%, 10/15/10 144A         100,000     104
           Owens-Brockway Glass Container,
            Inc., 8.75%, 11/15/12 144A               125,000     127
                                                             -------
              Total                                              247
                                                             -------

           Food Service (0.1%)
           Buffets, Inc., 11.25%, 7/15/10 144A        50,000      47
           Sbarro, Inc., 11.00%, 9/15/09              75,000      70
                                                             -------
              Total                                              117
                                                             -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Below Investment-Grade Bonds (9.4%)        Par     (000's)
           ----------------------------------------------------------

           Foods (0.1%)
           Corn Products International, Inc.,
            8.25%, 7/15/07                         $   50,000 $    51
           Swift & Co., 10.125%, 10/1/09 144A          50,000      47
                                                              -------
              Total                                                98
                                                              -------

           Gaming (1.4%)
           Aztar Corp., 8.875%, 5/15/07                25,000      26
           Choctaw Resort Development,
            9.25%, 4/1/09                             100,000     105
           Chumash Casino & Resort, 9.00%,
            7/15/10 144A                              100,000     105
           Herbst Gaming, Inc., 10.75% 9/1/08         100,000     105
           Hollywood Casino Shreveport,
            13.00%, 8/1/06                             50,000      50
           Jacobs Entertainment, Inc.
            11.875%, 02/01/09                         100,000     104
           Majestic Investment Holdings, Inc.,
            11.653%, 11/30/07                          50,000      46
           The Majestic Star Casino LLC,
            10.875%, 7/1/06                           100,000     102
           Park Place Entertainment Corporation,
            9.375%, 2/15/07                            25,000      27
           Resort International Hotel/Casino,
            11.50%, 3/15/09                            75,000      68
           Riviera Holdings Corp.,
            11.00%, 6/15/10                           100,000      90
           Venetian Casino Resort LLC,
            11.00%, 6/15/10 144A                      100,000     105
           Wheeling Island Gaming,
            10.125%, 12/15/09                          75,000      77
           Wynn Las Vegas Corp.,
            12.00%, 11/1/10                           125,000     125
                                                              -------
              Total                                             1,135
                                                              -------

           Healthcare (0.5%)
           AmerisourceBergen Corp.,
            7.25%, 11/15/12 144A                       75,000      77
           HEALTHSOUTH Corp., 8.50%, 2/1/08           100,000      86
           InSight Health Services Corp.,
            9.875%, 11/1/11                           100,000      96
           Pacificare Health Systems, Inc.,
            10.75%, 6/1/09                             50,000      54
           Rotech Healthcare Inc.,
            9.50%, 4/1/12 144A                        100,000     100
           Ventas Realty, 9.00%, 5/1/12                50,000      52
                                                              -------
              Total                                               465
                                                              -------

           Retail - Food (0.1%)
           Fleming Companies, Inc.,
            10.125%, 4/1/08                            50,000      43
           Great Atlantic & Pacific Tea Co., Inc.,
            7.75%, 4/15/07                            100,000      72
                                                              -------
              Total                                               115
                                                              -------

                                                             Market
                                                   Shares/    Value
            Below Investment-Grade Bonds (9.4%)      Par     (000's)
            --------------------------------------------------------

            Soaps and Toiletries (0.0%)
            Elizabeth Arden, Inc., 11.75%, 2/1/11 $   25,000 $    26
                                                             -------
               Total                                              26
                                                             -------

                Total Consumer Staples                         2,203
                                                             -------

            Energy (0.4%)
            Oil and Gas Independent (0.1%)
            PDVSA Finance, Ltd., 1999-I,
             9.75%, 2/15/10                           50,000      45
                                                             -------
               Total                                              45
                                                             -------

            Oil and Gas Integrated (0.1%)
            Compton Petroleum Corp.,
             9.90%, 5/15/09                           50,000      52
                                                             -------
               Total                                              52
                                                             -------

            Oil Field Services (0.2%)
            BRL Universal Equipment,
             8.875%, 2/15/08                          50,000      52
            Grant Prideco Escrow,
             9.00%, 12/15/09 144A                    100,000     103
            Hanover Equipment Trust,
             8.75%, 9/1/11 144A                      100,000      97
                                                             -------
               Total                                             252
                                                             -------

            Refining (0.0%)
            Tesoro Petroleum Corp.,
             9.625%, 11/1/08                          25,000      17
                                                             -------
               Total                                              17
                                                             -------

                Total Energy                                     366
                                                             -------

            Finance (0.3%)
            Banks (0.1%)
            Western Financial Bank-FSB,
             9.625%, 5/15/12                          50,000      49
                                                             -------
               Total                                              49
                                                             -------

            Finance Companies (0.1%)
            AmeriCredit Corp., 9.875%, 4/15/06        25,000      21
            Americredit Corp., 9.25%, 5/1/09 144A     50,000      39
            IOS Capital, Inc., 9.75%, 6/15/04         50,000      51
            Metris Companies, Inc.,
             10.125%, 7/15/06                         50,000      28
                                                             -------
               Total                                             139
                                                             -------

            Financial Services (0.1%)
            Labranche & Company, Inc.,
             12.00%, 3/2/07                           50,000      55
                                                             -------
               Total                                              55
                                                             -------

                Total Finance                                    243
                                                             -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Below Investment-Grade Bonds (9.4%)        Par     (000's)
           ----------------------------------------------------------

           Miscellaneous (0.3%)
           CB Richards Ellis Services, Inc.,
            11.25%, 6/15/11                        $   75,000 $    69
           Crescent Real Estate Equities,
            7.50%, 9/15/07                            100,000      97
           Istar Financial, Inc., 8.75%, 8/15/08       50,000      53
                                                              -------
              Total Miscellaneous                                 219
                                                              -------

           Professional Services (0.1%)
           Kindercare Learning Centers,
            9.50%, 2/15/09                             90,000      87
                                                              -------
              Total Professional Services                          87
                                                              -------

           Real Estate (0.1%)
           LNR Property Corp., 10.50%, 1/15/09        100,000     101
                                                              -------

               Total Real Estate                                  101
                                                              -------

           Technology (1.2%)
           Cable (0.3%)
           Charter Communications Holdings
            LLC, 9.625%, 11/15/09                      75,000      33
           Echostar DBS Corp., 10.375%, 10/1/07       100,000     107
           Insight Midwest, 9.75%, 10/01/09
            144A                                       50,000      48
           Rogers Communications, Inc.,
            8.875%, 7/15/07                            50,000      48
           ++Telewest Communications PLC,
            9.875%, 2/1/10                             50,000       9
                                                              -------
              Total                                               245
                                                              -------

           Electronics (0.1%)
           Amkor Technology, Inc.,
            5.00%, 3/15/07                             25,000      12
           Sanmina-Sci Corporation,
            10.375%, 1/15/10 144A                      50,000      51
           Solectron Corp., 9.625%, 2/15/09            50,000      49
                                                              -------
              Total                                               112
                                                              -------

           Office Equipment (0.1%)
           Xerox Corp., 7.15%, 8/01/04                 50,000      48
                                                              -------
              Total                                                48
                                                              -------

           Telecommunications Wireless: Cellular/PCS (0.6%)
           Alamosa Delaware, Inc.,
            12.50%, 2/1/11                             25,000       8
           Alamosa Delaware, Inc.,
            13.625%, 08/15/11                          37,500      12
           +Alamosa PCS Holdings, Inc.,
            12.875%, 2/15/10                          226,000      41
           Dobson Communications Corp.,
            10.875%, 7/1/10                            50,000      42
           !Nextel Communications, Inc.,
            10.65%, 9/15/07                            85,000      81
           Nextel Partners, Inc., 12.50%, 11/15/09     75,000      68
           Qwest Services Corp.,
            12/15/10, 13.50% 144A                      48,000      50
           Rogers Cantel, Inc., 8.30%, 10/1/07         75,000      66
           Rogers Cantel, Inc., 9.75%, 6/1/16          50,000      45

                                                            Market
                                                  Shares/    Value
            Below Investment-Grade Bonds (9.4%)     Par     (000's)
            -------------------------------------------------------

            Telecommunications Wireless: Cellular/PCS continued
            +Triton PCS, Inc., 11.00%, 5/1/08    $  100,000 $    83
            TSI Telecommunications Service,
             12.75%, 2/1/09                         100,000      89
            +US Unwired, Inc., 13.375%, 11/1/09     125,000       8
                                                            -------
               Total                                            593
                                                            -------

            Telecommunications Wireless: Towers (0.1%)
            +Crown Castle International Corp.,
             10.625%, 11/15/07                       50,000      45
                                                            -------
               Total                                             45
                                                            -------

                Total Technology                              1,043
                                                            -------

            Transport Services (0.4%)
            Railroads (0.1%)
            Railamerica Transportation Corp.,
             12.875%, 8/15/10                        50,000      50
            TFM SA DE CV,
             12.50%, 6/15/12 144A                    50,000      51
                                                            -------
               Total                                            101
                                                            -------

            Trucking and Shipping (0.3%)
            American Commercial LLC,
             11.25%, 1/1/08                          29,794      10
            CP Ships Ltd., 10.375%, 7/15/12          50,000      53
            International Shipbuilding Corp.,
             7.75%, 10/15/07                         35,000      28
            North American Van Lines,
             13.375%, 12/1/09                       100,000      97
            Stena AB, 9.625%, 12/1/12 144A          100,000     102
                                                            -------
               Total                                            290
                                                            -------

                Total Transport Services                        391
                                                            -------

            Utilities (0.4%)
            Utility -- Electric (0.3%)
            Calpine Canada Energy, 8.50%, 5/1/08     25,000      11
            Calpine Corp., 8.625%, 8/15/10           50,000      21
            Calpine Corp., 8.75%, 7/15/07            50,000      22
            Edison Mission Energy,
             10.00%, 8/15/08                        100,000      48
            Orion Power Holdings, Inc.,
             12.00%, 5/1/10                         100,000      72
            ++PG&E National Energy Group, Inc.,
             10.375%, 5/16/11                        50,000      19
            Western Resources, 9.75%, 5/1/07         50,000      46
                                                            -------
               Total                                            239
                                                            -------

            Utility -- Garbage Disposal (0.1%)
            Allied Waste North America, Inc.,
             8.50%, 12/1/08                         100,000     100
                                                            -------
               Total                                            100
                                                            -------

                Total Utilities                                 339
                                                            -------

                Total Below Investment-Grade Bonds
                 (Cost: $8,424)                               8,215
                                                            -------

 Asset Allocation Portfolio



                                                              Market
                                                    Shares/    Value
           Money Market Investments (19.9%)           Par     (000's)
           ----------------------------------------------------------

           Federal and Federally-Sponsored Credit (3.6%)
           #Federal Home Loan Mortgage
            Corporation, 1.10%, 1/8/03             $3,100,000 $ 3,099
                                                              -------
               Total Federal and Federally-Sponsored Credit     3,099
                                                              -------

           Federal Government and Agencies (16.3%)
           Federal Home Loan Bank, 1.24%, 3/7/03    1,000,000     998
           #Federal National Mortgage Association,
            1.26%, 1/27/03                          8,600,000   8,593
           Federal National Mortgage Association,
            1.28%, 1/22/03                          4,700,000   4,696
                                                              -------
              Total Federal Government and Agencies            14,287
                                                              -------

              Total Money Market Investments
               (Cost: $17,386)                                 17,386
                                                              -------

               Total Investments (99.8%)
                (Cost $90,792)`                                87,061
                                                              -------

              Other Assets, Less Liabilities (0.2%)               199
                                                              -------

               Total Net Assets (100.0%)                      $87,260
                                                              -------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $91,184 and the net unrealized depreciation of investments based on that cost was $4,123 which is comprised of $2,275 aggregate gross unrealized appreciation and $6,398 aggregate gross unrealized depreciation.

 ADR -- American Depository Receipt
 144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

* Non-Income Producing

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

**PIK -- Payment In Kind

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                        Unrealized
                                                      Appreciation/
                                 Number of Expiration (Depreciation)
           Issuer (000's)        Contracts    Date       (000's)
           ---------------------------------------------------------
           S & P 500 INDEX
            FUTURES                 40        3/03          $(247)
           (Total Notional Value
            at 12/31/02 $9,037)
           US TEN YEAR
            TREASURY NOTE            3        3/03         $(7)
           (Total Notional Value
            at 12/31/02 $339)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Balanced Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                           Net Assets:
A high level of current income and     Achieve consistent returns and low volatility by diversifying $2.56 billion capital growth with a low risk profile among assets.

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500 Index for stocks, Merrill Lynch Domestic Master Index for bonds, and 91-day Treasury bills for short-term investments. As expected, the Portfolio's performance over the last year was between these measures, with a total return of -7.5%, better than the return of -22.1% from the S&P 500 Index, but less than the return of the Merrill Lynch Domestic Master Index, which had a return of 10.4%, or Treasury bills, which had a return of 1.8%.

The target asset mix for the Balanced Portfolio is established and adjusted with input from an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. Changes are at the margin, so that there are always core positions in both stocks and bonds. The extreme volatility of the equity market over the last year has created many opportunities to sell on strength and buy on weakness. At the beginning of January 2002, the Portfolio was invested 54% in stocks, 42% in bonds, and 4% in cash equivalents. The equity position was increased in February, following a January market drop, then reduced in March after a rally. Modest additions were made to the equity position after a market drop in April, and stock exposure was further increased on the pronounced weakness near the end of June. A brief rally in August created an opportunity to reduce the equity position, which was then increased again on weakness in September and into early October. This decision proved sound, as the equity market continued to strengthen through much of the fourth quarter. Equity exposure was reduced in November on a market rebound and then increased in late December when the market weakened, to 54% of assets at year end.

Performance was boosted by excellent results from the bond portion of the Portfolio, which is managed actively, using a strategy very similar to that of the Select Bond Portfolio. Bonds as a whole have provided higher returns than stocks over the last year, and the Portfolio benefited from an emphasis on high quality securities and an overweighted position in low-risk government bonds and mortgage-backed securities.

                                    [CHART]

                Sector Allocation 12/31/02

Equities (including index futures)                   54%
Government and Agency Bonds                          28%
Corporate Bonds                                      12%
Mortgage-Backed and Asset-Backed Securities           5%
Short-Term Investments                                1%


                                    [CHART]
                              Relative Performance

              Balanced     Merrill Lynch Domestic  Merrill Lynch 91 Day
              Portfolio         Master Index           T-Bill Index      S&P 500 Index
12/31/1992     10,000              10,000               10,000               10,000
12/31/1993     10,991              11,002               10,319               11,010
12/31/1994     11,008              10,692               10,751               11,142
12/31/1995     13,913              12,672               11,400               15,309
12/31/1996     15,785              13,127               12,004               18,800
12/31/1997     19,182              14,395               12,644               25,060
12/31/1998     22,803              15,671               13,305               32,202
12/31/1999     25,357              15,521               13,951               38,984
12/31/2000     25,314              17,342               14,813               35,468
12/31/2001     24,516              18,786               15,468               31,251
12/31/2002     22,668              20,742               15,743               24,344

                          Average Annual Total Return
                       For Period Ended December 31, 2002

                                                  1 Year      5 Years   10 Years
Balanced Portfolio                                -7.54%       3.40%      8.53%
Merrill Lynch Domestic Master Index               10.41%       7.58%      7.57%
Merrill Lynch 91 Day T-Bill Index                  1.78%       4.48%      4.64%
S&P 500 Index                                    -22.10%      -0.58%      9.30%

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 12/31/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Balanced Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                           Market
                                                Shares/     Value
           Corporate Bonds (11.6%)                Par      (000's)
           ---------------------------------------------------------

           Aerospace -- Defense (0.7%)
           Lockheed Martin Corp.,
            8.20%, 12/1/09                    $ 7,450,000 $    9,207
           Raytheon Co., 7.20%, 8/15/27         8,705,000      9,515
                                                          ----------
              Total                                           18,722
                                                          ----------

           Auto Related (0.4%)
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                      9,750,000     10,594
                                                          ----------
              Total                                           10,594
                                                          ----------

           Beverages, Malt Beverages (1.3%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                      4,800,000      5,154
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                        910,000      1,121
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                      8,975,000      9,649
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                     4,175,000      4,525
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                     10,000,000     10,971
                                                          ----------
              Total                                           31,420
                                                          ----------

           Broad Woven Fabric Mills, Manmade (0.0%)
           ++Polysindo International Finance,
            11.375%, 6/15/06                    6,500,000        455
                                                          ----------
              Total                                              455
                                                          ----------

           Commercial Banks (0.4%)
           ++Banco Montevideo, 8.40%,
            4/30/08 144A                        6,250,000      1,125
           Bank of America Corp.,
            7.40%, 1/15/11                      2,668,000      3,143
           Wells Fargo Bank, 6.45%, 2/1/11      4,850,000      5,444
                                                          ----------
              Total                                            9,712
                                                          ----------

           Crude Petroleum and Natural Gas (0.7%)
           Occidental Petroleum, 6.75%,
            1/15/12                            11,017,000     12,549
           Occidental Petroleum, 8.45%,
            2/15/29                             4,751,000      6,095
                                                          ----------
              Total                                           18,644
                                                          ----------

           Diversified Industrials (0.3%)
           United Technologies Corp.,
            6.10%, 5/15/12                      7,840,000      8,766
                                                          ----------
              Total                                            8,766
                                                          ----------

           Drilling Oil and Gas Wells (0.3%)
           Transocean, Inc., 7.50%, 4/15/31     5,844,000      6,704
                                                          ----------
              Total                                            6,704
                                                          ----------

                                                           Market
                                                Shares/     Value
           Corporate Bonds (11.6%)                Par      (000's)
           ---------------------------------------------------------

           Electric and Other Services Combined (0.1%)
           Wisconsin Public Service,
            4.875%, 12/1/12                   $ 3,250,000 $    3,292
                                                          ----------
              Total                                            3,292
                                                          ----------

           Electric Services (1.2%)
           Atlantic City Electric,
            6.625%, 8/1/13                      4,000,000      4,395
           Exelon Generation Co. LLC,
            6.95%, 6/15/11                     11,787,000     12,743
           Public Service Electric & Gas Co.,
            6.875%, 1/1/03                      9,000,000      9,000
           South Carolina Electric & Gas,
            6.125%, 3/1/09                      3,000,000      3,341
                                                          ----------
              Total                                           29,479
                                                          ----------

           Electrical Equipment and Supplies (0.2%)
           Cooper Industries, Inc.,
            5.50%, 11/1/09                      5,100,000      5,315
                                                          ----------
              Total                                            5,315
                                                          ----------

           Enviromental Controls (0.1%)
           Pall Corp., 6.00%, 8/1/12 144A       2,500,000      2,673
                                                          ----------
              Total                                            2,673
                                                          ----------

           Finance Services (0.8%)
           Credit Suisse First Boston USA,
            Inc., 4.625%, 1/15/08               8,050,000      8,160
           General Motors Acceptance Corp.,
            6.875%, 8/28/12                    11,900,000     11,730
                                                          ----------
              Total                                           19,890
                                                          ----------

           Fire, Marine and Casualty Insurance (0.4%)
           Allstate Corp., 6.125%, 12/15/32     2,520,000      2,567
           Progressive Corp., 6.25%, 12/1/32    8,475,000      8,695
                                                          ----------
              Total                                           11,262
                                                          ----------

           Food Retailers (0.3%)
           Delhaize America Inc.,
            8.125%, 4/15/11                     8,000,000      7,740
                                                          ----------
              Total                                            7,740
                                                          ----------

           Foreign Government Bonds (0.3%)
           Province of Quebec, 6.50%,
            1/17/06                             7,500,000      8,312
                                                          ----------
              Total                                            8,312
                                                          ----------

           Grocery Stores (0.2%)
           The Kroger Co., 7.50%, 4/1/31        5,000,000      5,593
                                                          ----------
              Total                                            5,593
                                                          ----------

           Metal Mining (0.1%)
           Rio Tinto Finance, Ltd., 5.75%,
            7/3/06                              2,500,000      2,731
                                                          ----------
              Total                                            2,731
                                                          ----------

 Balanced Portfolio


                                                           Market
                                                Shares/     Value
            Corporate Bonds (11.6%)               Par      (000's)
            --------------------------------------------------------

            Motor Vehicle Parts Accessories (0.4%)
            TRW, Inc., 7.125%, 6/1/09         $ 3,047,000 $    3,407
            TRW, Inc., 7.75%, 6/1/29            6,591,000      7,774
                                                          ----------
               Total                                          11,181
                                                          ----------

            Motors and Generators (0.1%)
            Emerson Electric Co., 5.75%,
             11/1/11                            1,918,000      2,060
                                                          ----------
               Total                                           2,060
                                                          ----------

            National Commercial Banks (0.2%)
            Bank One Corp., 5.25%, 1/30/13      5,000,000      5,147
                                                          ----------
               Total                                           5,147
                                                          ----------

            News Dealers and Newsstands (0.1%)
            News America Holdings,
             7.75%, 12/1/45                     3,050,000      2,997
                                                          ----------
               Total                                           2,997
                                                          ----------

            Office Machines (0.2%)
            Pitney Bowes Credit Corp.,
             5.75%, 8/15/08                     5,000,000      5,534
                                                          ----------
               Total                                           5,534
                                                          ----------

            Oil and Gas Extraction (0.2%)
            Chevron Corp., 6.625%, 10/1/04      4,750,000      5,113
                                                          ----------
               Total                                           5,113
                                                          ----------

            Oil and Gas Field Machinery (0.2%)
            National-Oilwell, Inc.,
             5.65%, 11/15/12 144A               4,750,000      4,803
                                                          ----------
               Total                                           4,803
                                                          ----------

            Pharmaceuticals (1.3%)
            Eli Lilly & Co., 5.50%, 7/15/06     4,800,000      5,184
            Eli Lilly & Co., 7.125%, 6/1/25     5,180,000      6,114
            Johnson & Johnson, 6.625%,
             9/1/09                             2,800,000      3,264
            Merck & Co., Inc., 5.95%, 12/1/28   3,774,000      3,991
            Pfizer, Inc., 5.625%, 2/1/06       11,300,000     12,338
                                                          ----------
               Total                                          30,891
                                                          ----------

            Plastics Materials and Resins (0.3%)
            Eastman Chemical, 7.00%, 4/15/12    6,580,000      7,427
                                                          ----------
               Total                                           7,427
                                                          ----------

            Plumbing Fixture Fittings/Trim (0.1%)
            Masco Corp., 4.625%, 8/15/07          750,000        774
            Masco Corp., 6.50%, 8/15/32         1,250,000      1,285
                                                          ----------
               Total                                           2,059
                                                          ----------

            Retail -- Retail Stores (0.3%)
            Limited Brands, 6.125%, 12/1/12     6,900,000      7,263
                                                          ----------
               Total                                           7,263
                                                          ----------

            Search and Navigation Equipment (0.1%)
            Raytheon Co., 6.75%, 3/15/18        1,648,000      1,727
                                                          ----------
               Total                                           1,727
                                                          ----------

                                                             Market
                                               Shares/        Value
             Corporate Bonds (11.6%)             Par         (000's)
             ----------------------------------------------------------

             Telephone Communications (0.3%)
             Alltel Corp., 7.00%, 7/1/12     $  2,160,000   $    2,489
             Alltel Corp., 7.875%, 7/1/32       4,875,000        5,982
                                                            ----------
                Total                                            8,471
                                                            ----------

                 Total Corporate Bonds
                  (Cost: $284,627)                             295,977
                                                            ----------

             Government (Domestic and Foreign) and Agency Bonds (28.3%)
             ----------------------------------------------------------

             Federal Government and Agencies (28.3%)
             Aid-Israel, 0.00%, 11/15/22       11,600,000        3,767
             Aid-Israel, 0.00%, 11/15/23       11,500,000        3,508
             Federal Home Loan Bank,
              5.54%, 1/8/09                     5,000,000        5,556
             Federal Home Loan Mortgage
              Corporation, 6.50%, 4/1/11        5,413,505        5,748
             Federal Home Loan Mortgage
              Corporation, 7.00%, 3/15/07       2,170,929        2,241
             Federal Home Loan Mortgage
              Corporation, 7.50%, 10/1/27       3,890,402        4,159
             Federal National Mortgage
              Association, 5.97%, 10/1/08       1,662,760        1,825
             Federal National Mortgage
              Association, 6.24%, 2/1/06        4,639,725        5,021
             Federal National Mortgage
              Association, 6.265%, 10/1/08      5,458,292        6,072
             Federal National Mortgage
              Association, 6.315%, 3/1/06       4,903,013        5,324
             Federal National Mortgage
              Association, 6.34%, 2/1/08        3,925,255        4,361
             Federal National Mortgage
              Association, 6.43%, 6/1/08        6,920,635        7,730
             Federal National Mortgage
              Association, 6.75%, 11/1/07       2,953,722        3,327
             Federal National Mortgage
              Association, 6.75%, 4/25/18       4,661,753        4,976
             Federal National Mortgage
              Association, 6.75%, 12/25/23      6,500,000        6,781
             Federal National Mortgage
              Association, 6.835%, 7/1/03       1,960,881        1,965
             Federal National Mortgage
              Association, 6.895%, 5/1/06       5,758,273        6,356
             Federal National Mortgage
              Association, 6.90%, 4/1/06        2,322,728        2,560
             Federal National Mortgage
              Association, 7.00%, 6/1/03          551,124          560
             Federal National Mortgage
              Association, 7.00%, 6/25/10       1,080,100        1,078
             Federal National Mortgage
              Association, 7.00%, 4/1/26        4,963,174        5,250
             Federal National Mortgage
              Association, 7.025%, 9/1/05       1,845,033        2,009
             Federal National Mortgage
              Association, 7.25%, 5/1/04        1,501,550        1,569
             Federal National Mortgage
              Association, 8.40%, 2/25/09         966,350          966

 Balanced Portfolio


             Government (Domestic and                    Market
             Foreign) and Agency Bonds       Shares/      Value
             (28.3%)                           Par       (000's)
             -----------------------------------------------------

             Federal Government and Agencies continued
             Federal National Mortgage
              Association, 11.00%, 12/1/12 $     34,223 $       40
             Federal National Mortgage
              Association, 11.00%, 9/1/17       237,506        281
             Federal National Mortgage
              Association, 11.00%, 12/1/17       25,249         30
             Federal National Mortgage
              Association, 11.00%, 2/1/18       112,807        134
             Federal National Mortgage
              Association, 11.50%, 4/1/18       173,177        208
             Federal National Mortgage
              Association, 12.00%, 9/1/12       342,847        409
             Federal National Mortgage
              Association, 12.00%, 12/1/12       80,253         96
             Federal National Mortgage
              Association, 12.00%, 9/1/17       100,643        122
             Federal National Mortgage
              Association, 12.00%, 10/1/17       73,964         90
             Federal National Mortgage
              Association, 12.00%, 12/1/17       84,571        103
             Federal National Mortgage
              Association, 12.00%, 2/1/18       122,197        148
             Federal National Mortgage
              Association, 12.50%, 4/1/18        71,826         88
             Federal National Mortgage
              Association, 13.00%, 11/1/12       60,792         74
             Federal National Mortgage
              Association, 13.00%, 11/1/17       62,609         77
             Federal National Mortgage
              Association, 13.00%, 12/1/17       65,732         81
             Federal National Mortgage
              Association, 13.00%, 2/1/18       140,725        174
             Federal National Mortgage
              Association, 14.00%, 12/1/17       32,641         41
             Government National Mortgage
              Association, 5.50%, 1/15/32       967,638        995
             Government National Mortgage
              Association, 5.50%, 2/15/32     7,024,162      7,220
             Government National Mortgage
              Association, 5.50%, 9/15/32       243,855        251
             Government National Mortgage
              Association, 7.00%, 5/15/23     3,606,366      3,850
             Government National Mortgage
              Association, 7.00%, 6/15/23       340,038        363
             Government National Mortgage
              Association, 7.00%, 7/15/23       422,002        451
             Government National Mortgage
              Association, 7.00%, 8/15/23         6,562          7
             Government National Mortgage
              Association, 7.00%, 9/15/23       161,956        173
             Government National Mortgage
              Association, 7.00%, 10/15/23      148,758        159
             Government National Mortgage
              Association, 7.00%, 11/15/23      736,475        786
             Government National Mortgage
              Association, 7.00%, 12/15/27      174,249        185

             Government (Domestic and                    Market
             Foreign) and Agency Bonds       Shares/      Value
             (28.3%)                           Par       (000's)
             -----------------------------------------------------

             Federal Government and Agencies continued
             Government National Mortgage
              Association, 7.00%, 1/15/28  $    221,293 $      235
             Government National Mortgage
              Association, 7.00%, 2/15/28        49,997         53
             Government National Mortgage
              Association, 7.00%, 3/15/28        53,450         57
             Government National Mortgage
              Association, 7.00%, 4/15/28       331,515        352
             Government National Mortgage
              Association, 7.00%, 5/15/28       472,319        502
             Government National Mortgage
              Association, 7.00%, 6/15/28     1,347,094      1,429
             Government National Mortgage
              Association, 7.00%, 7/15/28     1,928,235      2,048
             Government National Mortgage
              Association, 7.50%, 1/15/23       263,626        284
             Government National Mortgage
              Association, 7.50%, 6/15/23       142,271        153
             Government National Mortgage
              Association, 7.50%, 6/15/24         2,872          3
             Government National Mortgage
              Association, 7.50%, 7/15/24       117,817        126
             Government National Mortgage
              Association, 7.50%, 8/15/25         5,109          5
             Government National Mortgage
              Association, 7.50%, 9/15/25        67,300         72
             Government National Mortgage
              Association, 7.50%, 11/15/25        2,203          2
             Government National Mortgage
              Association, 7.50%, 12/15/25      153,010        164
             Government National Mortgage
              Association, 7.50%, 1/15/26         5,369          6
             Government National Mortgage
              Association, 7.50%, 3/15/26       218,553        234
             Government National Mortgage
              Association, 7.50%, 6/15/26       230,598        247
             Government National Mortgage
              Association, 7.50%, 9/15/26         4,294          5
             Government National Mortgage
              Association, 7.50%, 10/15/26       26,720         29
             Government National Mortgage
              Association, 7.50%, 12/15/26      309,303        331
             Government National Mortgage
              Association, 7.50%, 1/15/27        10,199         11
             Government National Mortgage
              Association, 7.50%, 2/15/27       144,645        155
             Government National Mortgage
              Association, 7.50%, 3/15/27        13,027         14
             Government National Mortgage
              Association, 7.50%, 4/15/27       508,878        544
             Government National Mortgage
              Association, 7.50%, 5/15/27       179,000        191
             Government National Mortgage
              Association, 7.50%, 7/15/27       141,036        151
             Government National Mortgage
              Association, 7.50%, 12/15/27       29,900         32

 Balanced Portfolio


             Government (Domestic and                    Market
             Foreign) and Agency Bonds       Shares/      Value
             (28.3%)                           Par       (000's)
             -----------------------------------------------------

             Federal Government and Agencies continued
             Government National Mortgage
              Association, 7.50%, 7/15/28  $     75,557 $       81
             Government National Mortgage
              Association, 8.00%, 7/15/27        66,022         72
             Government National Mortgage
              Association, 8.00%, 9/15/24       138,964        152
             Government National Mortgage
              Association, 8.00%, 5/15/26       173,666        189
             Government National Mortgage
              Association, 8.00%, 6/15/26       154,061        168
             Government National Mortgage
              Association, 8.00%, 7/15/26       222,983        242
             Government National Mortgage
              Association, 8.00%, 8/15/26        77,780         85
             Government National Mortgage
              Association, 8.00%, 9/15/26       137,943        150
             Government National Mortgage
              Association, 8.00%, 10/15/26      281,786        307
             Government National Mortgage
              Association, 8.00%, 11/15/26       68,403         75
             Government National Mortgage
              Association, 8.00%, 12/15/26      104,945        114
             Government National Mortgage
              Association, 8.00%, 4/15/27       279,025        304
             Government National Mortgage
              Association, 8.00%, 6/15/27        59,413         65
             Government National Mortgage
              Association, 8.00%, 7/20/28       627,889        676
             Government National Mortgage
              Association, 8.50%, 5/15/22         1,389          2
             Government National Mortgage
              Association, 8.50%, 9/15/22         1,954          2
             Government National Mortgage
              Association, 8.50%, 10/15/22        8,843          9
             Government National Mortgage
              Association, 8.50%, 12/15/22        6,106          7
             Government National Mortgage
              Association, 8.50%, 6/15/24         3,745          4
             Government National Mortgage
              Association, 8.50%, 7/15/24         8,304          9
             Government National Mortgage
              Association, 8.50%, 8/15/24        23,075         25
             Government National Mortgage
              Association, 8.50%, 12/15/24        2,023          2
             Government National Mortgage
              Association, 8.50%, 1/15/25        39,287         43
             Government National Mortgage
              Association, 8.50%, 2/15/25         8,448          9
             Government National Mortgage
              Association, 8.50%, 11/15/25        3,142          3
             Government National Mortgage
              Association, 8.50%, 1/15/26        17,395         19
             Government National Mortgage
              Association, 8.50%, 2/15/26         1,919          2
             Government National Mortgage
              Association, 8.50%, 3/15/26         7,302          8

           Government (Domestic and                        Market
           Foreign) and Agency Bonds           Shares/      Value
           (28.3%)                               Par       (000's)
           ---------------------------------------------------------

           Federal Government and Agencies continued
           Government National Mortgage
            Association, 8.50%, 4/15/26      $     34,281 $       37
           Government National Mortgage
            Association, 8.50%, 5/15/26             4,061          4
           Government National Mortgage
            Association, 11.00%, 1/15/18        2,795,351      3,242
           Government National Mortgage
            Association TBA, 5.50%, 1/1/25     15,000,000     15,384
           Government National Mortgage
            Association TBA, 5.50%, 12/1/25    15,900,000     15,997
           Government National Mortgage
            Association TBA, 5.50%,
            2/15/32                            61,000,000     62,316
           Housing & Urban Development,
            6.17%, 8/1/14                      14,981,000     16,927
           Rural Housing Trust 1987-1,
            Series 1, Class D, 6.33%, 4/1/26    2,096,977      2,165
           US Treasury, 2.125%, 10/31/04        1,025,000      1,036
           US Treasury, 3.00%, 1/31/04         14,795,000     15,070
           US Treasury, 3.25%, 12/31/03        51,900,000     52,938
           US Treasury, 3.25%, 8/15/07          1,465,000      1,501
           US Treasury, 3.50%, 11/15/06        11,250,000     11,707
           US Treasury, 3.625%, 3/31/04        58,520,000     60,202
           US Treasury, 3.875%, 6/30/03        18,827,000     19,075
           US Treasury, 4.375%, 5/15/07         6,688,000      7,182
           US Treasury, 4.625%, 2/28/03        13,022,000     13,091
           US Treasury, 4.75%, 11/15/08        16,257,000     17,746
           US Treasury, 5.25%, 5/15/04         25,875,000     27,255
           US Treasury, 6.25%, 5/15/30          9,965,000     11,925
           US Treasury Inflation Index
            Bond, 3.375%, 1/15/07              17,842,290     19,323
           US Treasury Inflation Index
            Bond, 3.625%, 1/15/08              26,168,771     28,712
           US Treasury Inflation Index
            Bond, 3.625%, 4/15/28               7,285,655      8,525
           US Treasury Inflation Index
            Bond, 3.875%, 4/15/29              85,612,513    104,689
           US Treasury Inflation Index
            Bond, 4.25%, 1/15/10               73,272,720     83,566
           Vendee Mortgage Trust,
            Series 1998-3, Class E,
            6.50%, 3/15/29                      4,500,000      4,732
                                                          ----------
              Total Government (Domestic and Foreign)
               and Agency Bonds (Cost: $668,798)             723,951
                                                          ----------
           Mortgage/Asset Backed
           Securities (5.4%)
           ---------------------------------------------------------

           Auto Related (0.0%)
           Fleetwood Credit Corporation
            Grantor Trust, Series 1997-B,
            Class A, 6.40%, 5/15/13               603,600        624
                                                          ----------
              Total                                              624
                                                          ----------

 Balanced Portfolio


                                                           Market
           Mortgage/Asset Backed               Shares/      Value
           Securities (5.4%)                     Par       (000's)
           ---------------------------------------------------------

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust,
            Series 1997-2, Class A1,
            6.35%, 4/15/14                   $    456,758 $      463
                                                          ----------
              Total                                              463
                                                          ----------

           Commercial Banks (0.1%)
           Nationsbank Lease Pass-Through
            Trust, Series 1997-A, Class 1,
            7.442%, 1/10/11 144A                1,641,406      1,834
                                                          ----------
              Total                                            1,834
                                                          ----------

           Commercial Mortgages (4.0%)
           Asset Securitization Corp.,
            Series 1996-MD6, Class CS1,
            1.632%, 11/13/26 IO                 5,177,199         31
           Asset Securitization Corp.,
            Series 1996-MD6, Class CS2,
            1.098%, 11/13/26 IO                79,473,178        880
           Asset Securitization Corp.,
            Series 1997-D5, Class PS1,
            1.616%, 2/14/41 IO                 20,898,243      1,405
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07           8,500,000      9,484
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07            2,500,000      2,797
           Commercial Mortgage
            Acceptance Corp., Series 1997-
            ML1, Class B, 6.644%, 12/15/07      2,500,000      2,764
           Credit Suisse First Boston
            Mortgage Securities Corp.,
            Series 1997-C1, Class A2,
            7.26%, 6/20/07 144A                 2,883,950      3,212
           Credit Suisse First Boston
            Mortgage Securities Corp.,
            Series 1997-C1, Class B,
            7.28%, 6/20/07 144A                 3,250,000      3,689
           Criimi Mae Commercial
            Mortgage Trust, Series 1998-C1,
            Class A1, 7.00%, 11/2/06 144A       6,500,000      7,029
           Criimi Mae Commercial
            Mortgage Trust, Series 1998-C1,
            Class B, 7.00%, 11/2/11 144A        5,700,000      5,661
           DLJ Commercial Mortgage
            Corp., Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                 237,037,014      7,311
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/17 IO 144A            16,704,771        314
           Midland Realty Acceptance
            Corp., Series 1996-C2, Class
            AEC, 1.35%, 1/25/29 IO 144A        20,874,068        920
           Morgan Stanley Capital,
            Series 1998-WF2, Class A2,
            6.54%, 5/15/08                     15,000,000     16,939

                                                           Market
           Mortgage/Asset Backed                Shares/     Value
           Securities (5.4%)                      Par      (000's)
           ---------------------------------------------------------

           Commercial Mortgages continued
           Mortgage Capital Funding, Inc.,
            Series 1997-MC1, Class A3,
            7.28%, 3/20/07                    $19,000,000 $   21,595
           Nomura Asset Securities
            Corporation, Series 1998-D6,
            Class A2, 6.99%, 3/17/28           15,000,000     17,309
           RMF Commercial Mortgage Pass-
            Through, Series 1997-1, Class F,
            7.47%, 1/15/19 144A                 1,800,000        920
                                                          ----------
              Total                                          102,260
                                                          ----------

           Credit Card Asset Backed (0.6%)
           Citibank Credit Card Master Trust
            I, Series 1997-6, Class A,
            0.00%, 8/15/06                     17,000,000     16,534
           Heilig-Meyers Master Trust,
            Series 1998-1A, Class A,
            6.125%, 1/20/07 144A                2,771,293         14
                                                          ----------
              Total                                           16,548
                                                          ----------

           Franchise Loan Receivables (0.1%)
           Enterprise Mortgage Acceptance
            Co., Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A             32,707,836      1,063
           Global Franchise Trust,
            Series 1998-1, Class A1,
            6.35%, 4/10/04 144A                   448,873        440
                                                          ----------
              Total                                            1,503
                                                          ----------

           Home Equity Loan (0.1%)
           Vanderbilt Mortgage Finance, Inc.,
            Series 1997-B, Class 1A4,
            7.19%, 2/7/14                       2,096,751      2,164
                                                          ----------
              Total                                            2,164
                                                          ----------

           Residential Mortgages (0.0%)
           Blackrock Capital Finance LP,
            Series 1997-R1, Class B3,
            7.75%, 3/25/37 144A                 2,807,513        182
           Blackrock Capital Finance LP,
            Series 1997-R3, Class B3,
            7.25%, 11/25/28 144A                5,287,262        529
                                                          ----------
              Total                                              711
                                                          ----------

           Retail -- Retail Stores (0.5%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.40%, 1/20/17           10,776,324     12,608
                                                          ----------
              Total                                           12,608
                                                          ----------

               Total Mortgage/Asset Backed Securities
                (Cost: $138,452)                             138,715
                                                          ----------

           Common Stock (40.1%)
           ---------------------------------------------------------

           Consumer Discretionary (5.4%)
           * American Greetings Corp. --
            Class A                                 8,300        131
           * AOL Time Warner, Inc.                564,400      7,394
           * AutoZone, Inc.                        12,475        881

 Balanced Portfolio


                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Consumer Discretionary continued
            * Bed Bath & Beyond, Inc.             36,900 $    1,274
            * Best Buy Co., Inc.                  40,600        980
            * Big Lots, Inc.                      14,600        193
            The Black & Decker Corp.              10,200        437
            Brunswick Corp.                       11,400        226
            Carnival Corp.                        74,173      1,851
            Centex Corp.                           7,800        392
            Circuit City Stores, Inc.             26,500        197
            *Clear Channel Communications,
             Inc.                                 77,450      2,888
            *Comcast Corp. -- Class A            289,837      6,831
            Cooper Tire & Rubber Co.               9,300        143
            *Costco Wholesale Corp.               57,552      1,615
            Dana Corp.                            18,815        221
            Darden Restaurants, Inc.              21,649        443
            Delphi Automotive Systems
             Corp.                                70,769        570
            Dillard's, Inc. -- Class A            10,636        169
            Dollar General Corp.                  42,165        504
            Dow Jones & Company, Inc.             10,680        462
            Eastman Kodak Co.                     36,917      1,294
            *eBay, Inc.                           38,600      2,618
            Family Dollar Stores, Inc.            21,900        683
            *Federated Department Stores,
             Inc.                                 25,512        734
            Ford Motor Co.                       230,507      2,144
            Fortune Brands, Inc.                  18,933        881
            Gannett Co., Inc.                     33,750      2,423
            The Gap, Inc.                        110,025      1,708
            General Motors Corp.                  70,825      2,611
            Genuine Parts Co.                     22,075        680
            The Goodyear Tire & Rubber Co.        22,200        151
            Harley-Davidson, Inc.                 38,275      1,768
            *Harrah's Entertainment, Inc.         14,150        560
            Hasbro, Inc.                          21,875        253
            Hilton Hotels Corp.                   47,550        604
            The Home Depot, Inc.                 297,897      7,138
            *International Game Technology        11,000        835
            The Interpublic Group of
             Companies, Inc.                      48,500        683
            J. C. Penney Company, Inc.            33,825        778
            Johnson Controls, Inc.                11,200        898
            *Jones Apparel Group, Inc.            16,300        578
            KB Home                                6,300        270
            Knight-Ridder, Inc.                   10,550        667
            *Kohl's Corp.                         42,533      2,380
            Leggett & Platt, Inc.                 24,767        556
            The Limited, Inc.                     65,913        918
            Liz Claiborne, Inc.                   13,500        400
            Lowe's Companies, Inc.                98,450      3,692
            Marriott International, Inc. --
             Class A                              30,600      1,006
            Mattel, Inc.                          55,260      1,058
            The May Department Stores Co.         36,400        836
            Maytag Corp.                           9,867        281
            McDonald's Corp.                     161,271      2,593

                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Consumer Discretionary continued
            The McGraw-Hill Companies,
             Inc.                                 24,540 $    1,483
            Meredith Corp.                         6,300        259
            The New York Times Co. --
             Class A                              19,192        878
            Newell Rubbermaid, Inc.               33,811      1,025
            NIKE, Inc. -- Class B                 33,700      1,499
            Nordstrom, Inc.                       17,033        323
            *Office Depot, Inc.                   39,143        578
            Omnicom Group, Inc.                   23,800      1,537
            Pulte Corp.                            7,700        369
            RadioShack Corp.                      21,667        406
            *Reebok International, Ltd.            7,600        223
            Sears, Roebuck & Co.                  39,950        957
            The Sherwin-Williams Co.              19,060        538
            Snap-On Inc.                           7,417        208
            The Stanley Works                     10,850        375
            *Staples, Inc.                        59,150      1,082
            *Starbucks Corp.                      49,150      1,002
            Starwood Hotels & Resorts
             Worldwide, Inc.                      25,200        598
            Target Corp.                         114,743      3,442
            Tiffany & Co.                         18,433        441
            The TJX Companies, Inc.               68,300      1,333
            *TMP Worldwide, Inc.                  14,133        160
            *Toys "R" Us, Inc.                    26,850        269
            Tribune Co.                           38,231      1,738
            Tupperware Corp.                       7,400        112
            *Univision Communications, Inc.
             -- Class A                           29,000        711
            V. F. Corp.                           13,843        499
            *Viacom, Inc. -- Class B             223,161      9,096
            Visteon Corp.                         16,512        115
            Wal-Mart Stores, Inc.                562,433     28,407
            The Walt Disney Co.                  258,033      4,209
            Wendy's International, Inc.           14,650        397
            Whirlpool Corp.                        8,650        452
            *Yum! Brands, Inc.                    37,580        910
                                                         ----------
               Total                                        138,112
                                                         ----------

            Consumer Staples (3.8%)
            Adolph Coors Co. -- Class B            4,600        282
            Alberto-Culver Co. -- Class B          7,300        368
            Albertson's, Inc.                     51,495      1,146
            Anheuser-Busch Companies,
             Inc.                                109,819      5,315
            Archer-Daniels-Midland Co.            82,375      1,021
            Avon Products, Inc.                   29,875      1,609
            Brown-Forman Corp. -- Class B          8,600        562
            Campbell Soup Co.                     51,854      1,217
            The Clorox Co.                        29,150      1,202
            The Coca-Cola Co.                    313,900     13,755
            Coca-Cola Enterprises, Inc.           56,700      1,232
            Colgate-Palmolive Co.                 68,654      3,600
            ConAgra Foods, Inc.                   67,933      1,699
            CVS Corp.                             49,633      1,239
            *Del Monte Foods Co.                  19,821        153

 Balanced Portfolio


                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Consumer Staples continued
            General Mills, Inc.                   46,533 $    2,185
            The Gillette Co.                     133,765      4,061
            H.J. Heinz Co.                        44,383      1,459
            Hershey Foods Corp.                   17,250      1,163
            Kellogg Co.                           51,843      1,777
            Kimberly-Clark Corp.                  65,397      3,104
            *The Kroger Co.                       99,773      1,541
            The Pepsi Bottling Group, Inc.        36,000        925
            PepsiCo, Inc.                        224,100      9,462
            Philip Morris Companies, Inc.        267,304     10,834
            The Procter & Gamble Co.             164,373     14,126
            R.J. Reynolds Tobacco Holdings,
             Inc.                                 11,300        476
            *Safeway, Inc.                        55,800      1,303
            Sara Lee Corp.                        99,184      2,233
            SUPERVALU, Inc.                       16,950        280
            SYSCO Corp.                           83,850      2,498
            UST, Inc.                             21,433        717
            Walgreen Co.                         129,554      3,782
            Winn-Dixie Stores, Inc.               17,750        271
            Wm. Wrigley Jr. Co.                   28,533      1,566
                                                         ----------
               Total                                         98,163
                                                         ----------

            Energy (2.4%)
            Amerada Hess Corp.                    11,300        622
            Anadarko Petroleum Corp.              31,377      1,503
            Apache Corp.                          18,200      1,037
            Ashland, Inc.                          8,700        248
            Baker Hughes, Inc.                    42,640      1,373
            *BJ Services Co.                      19,800        640
            Burlington Resources, Inc.            25,486      1,087
            ChevronTexaco Corp.                  135,084      8,980
            ConocoPhillips                        85,603      4,142
            Devon Energy Corp.                    19,800        909
            EOG Resources, Inc.                   14,640        584
            Exxon Mobil Corp.                    854,471     29,855
            Halliburton Co.                       55,185      1,033
            Kerr-McGee Corp.                      12,657        561
            Marathon Oil Corp.                    39,191        834
            *Nabors Industries, Ltd.              18,250        644
            *Noble Corp.                          16,950        596
            Occidental Petroleum Corp.            47,580      1,354
            *Rowan Companies, Inc.                11,850        269
            Schlumberger Ltd.                     73,033      3,074
            Sunoco, Inc.                           9,650        320
            *Transocean Sedco Forex, Inc.         40,354        936
            Unocal Corp.                          32,633        998
                                                         ----------
               Total                                         61,599
                                                         ----------

            Financials (8.2%)
            ACE Ltd.                              33,200        974
            AFLAC Inc.                            65,450      1,971
            The Allstate Corp.                    89,269      3,302
            Ambac Financial Group, Inc.           13,400        754
            American Express Co.                 168,000      5,939
            American International Group,
             Inc.                                330,090     19,095

                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Financials continued
            AmSouth Bancorporation                45,345 $      871
            Aon Corp.                             38,575        729
            Bank of America Corp.                190,020     13,220
            The Bank of New York
             Company, Inc.                        91,820      2,200
            Bank One Corp.                       148,345      5,422
            BB&T Corp.                            61,100      2,260
            The Bear Stearns Companies,
             Inc.                                 12,445        739
            Capital One Financial Corp.           28,000        832
            The Charles Schwab Corp.             172,586      1,873
            Charter One Financial, Inc.           29,071        835
            The Chubb Corp.                       21,750      1,135
            Cincinnati Financial Corp.            20,480        769
            Citigroup, Inc.                      639,974     22,520
            Comerica, Inc.                        22,100        956
            Countrywide Credit Industries,
             Inc.                                 15,900        821
            Equity Office Properties Trust        53,000      1,324
            Equity Residential Properties
             Trust                                34,800        855
            Fannie Mae                           125,829      8,095
            Fifth Third Bancorp                   73,343      4,294
            First Tennessee National Corp.        16,000        575
            FleetBoston Financial Corp.          132,528      3,220
            Franklin Resources, Inc.              32,850      1,120
            Freddie Mac                           88,014      5,197
            Golden West Financial Corp.           19,550      1,404
            The Goldman Sachs Group, Inc.         60,900      4,147
            The Hartford Financial Services
             Group, Inc.                          31,350      1,424
            Household International, Inc.         57,525      1,600
            Huntington Bancshares, Inc.           30,400        569
            J.P. Morgan Chase & Co.              252,062      6,049
            Jefferson-Pilot Corp.                 18,653        711
            John Hancock Financial
             Services, Inc.                       36,700      1,024
            KeyCorp                               53,925      1,356
            Lehman Brothers Holdings, Inc.        30,756      1,639
            Lincoln National Corp.                23,260        735
            Loews Corp.                           23,533      1,046
            Marsh & McLennan Companies,
             Inc.                                 67,780      3,132
            Marshall & Ilsley Corp.               26,600        728
            MBIA, Inc.                            18,650        818
            MBNA Corp.                           161,595      3,074
            Mellon Financial Corp.                55,009      1,436
            Merrill Lynch & Co., Inc.            109,400      4,152
            MetLife, Inc.                         88,715      2,399
            MGIC Investment Corp.                 13,000        537
            Moody's Corp.                         19,600        809
            Morgan Stanley                       138,531      5,530
            National City Corp.                   77,279      2,111
            North Fork Bancorporation, Inc.       20,700        698
            Northern Trust Corp.                  28,050        983
            Plum Creek Timber Company,
             Inc.                                 23,400        552

 Balanced Portfolio


                                                           Market
                                                Shares/     Value
            Common Stock (40.1%)                  Par      (000's)
            --------------------------------------------------------

            Financials continued
            The PNC Financial Services
             Group, Inc.                           35,900 $    1,504
            Principal Financial Group, Inc.        43,900      1,323
            The Progressive Corp.                  27,500      1,365
            *Providian Financial Corp.             36,443        237
            Prudential Financial, Inc.             73,400      2,330
            Regions Financial Corp.                27,990        934
            SAFECO Corp.                           17,350        602
            Simon Property Group, Inc.             23,500        801
            SLM Corp.                              19,586      2,034
            SouthTrust Corp.                       43,833      1,089
            The St. Paul Companies, Inc.           28,620        975
            State Street Corp.                     41,000      1,599
            *Stilwell Financial, Inc.              28,071        367
            SunTrust Banks, Inc.                   36,067      2,053
            Synovus Financial Corp.                37,450        727
            T. Rowe Price Group, Inc.              15,500        423
            Torchmark Corp.                        15,050        550
            *Travelers Property Casualty CL B     126,430      1,852
            U.S. Bancorp                          242,109      5,138
            Union Planters Corp.                   25,312        712
            UnumProvident Corp.                    30,506        535
            Wachovia Corp.                        173,357      6,317
            Washington Mutual, Inc.               122,338      4,224
            Wells Fargo & Co.                     214,785     10,067
            XL Capital, Ltd. -- Class A            17,200      1,329
            Zions Bancorporation                   11,600        456
                                                          ----------
               Total                                         210,103
                                                          ----------

            Health Care (6.0%)
            Abbott Laboratories                   197,525      7,901
            Aetna, Inc.                            18,979        780
            Allergan, Inc.                         16,333        941
            AmerisourceBergen Corp.                13,400        728
            *Amgen, Inc.                          161,623      7,813
            *ANTHEM, INC.                          17,800      1,120
            Applera Corp. -- Applied
             Biosystems Group                      26,867        471
            Bausch & Lomb, Inc.                     6,800        245
            Baxter International, Inc.             76,300      2,136
            Becton, Dickinson and Co.              32,450        996
            *Biogen, Inc.                          18,800        753
            Biomet, Inc.                           33,255        953
            *Boston Scientific Corp.               51,490      2,189
            Bristol-Myers Squibb Co.              244,944      5,670
            C. R. Bard, Inc.                        6,550        380
            Cardinal Health, Inc.                  57,150      3,383
            *Chiron Corp.                          23,878        898
            CIGNA Corp.                            17,671        727
            Eli Lilly and Co.                     142,066      9,021
            *Forest Laboratories, Inc.             22,767      2,236
            *Genzyme Corp.                         27,100        801
            *Guidant Corp.                         38,612      1,191
            HCA, Inc.                              65,515      2,719
            Health Management Associates,
             Inc.                                  30,100        539

                                                           Market
                                              Shares/       Value
            Common Stock (40.1%)                Par        (000's)
            --------------------------------------------------------

            Health Care continued
            *HEALTHSOUTH Corp.                     50,100 $      210
            *Humana, Inc.                          21,400        214
            IMS Health, Inc.                       35,833        573
            Johnson & Johnson                     376,223     20,207
            *King Pharmaceuticals, Inc.            30,766        529
            *Manor Care, Inc.                      12,400        231
            McKesson HBOC, Inc.                    36,693        992
            *Medlmmune, Inc.                       31,700        861
            Medtronic, Inc.                       153,400      6,995
            Merck & Co., Inc.                     284,500     16,106
            *Millipore Corp.                        6,100        207
            Pfizer, Inc.                          782,690     23,928
            Pharmacia Corp.                       163,121      6,818
            *Quest Diagnostics, Inc.               12,300        700
            *Quintiles Transnational Corp.         14,900        180
            Schering-Plough Corp.                 185,450      4,117
            *St. Jude Medical, Inc.                22,400        890
            Stryker Corp.                          24,950      1,675
            *Tenet Healthcare Corp.                61,850      1,014
            UnitedHealth Group, Inc.               38,414      3,208
            *Watson Pharmaceuticals, Inc.          13,500        382
            *Wellpoint Health Networks,
             Inc. -- Class A                       18,400      1,309
            Wyeth                                 167,571      6,267
            *Zimmer Holdings, Inc.                 24,673      1,024
                                                          ----------
               Total                                         153,228
                                                          ----------

            Industrials (4.6%)
            3M Co.                                 49,312      6,080
            *Allied Waste Industries, Inc.         24,950        250
            *American Power Conversion
             Corp.                                 24,750        375
            *American Standard Companies,
             Inc.                                   9,100        647
            *AMR Corp.                             19,600        129
            *Apollo Group, Inc. -- Class A         21,900        964
            Automatic Data Processing,
             Inc.                                  78,400      3,077
            Avery Dennison Corp.                   13,850        846
            The Boeing Co.                        106,118      3,501
            Burlington Northern Santa Fe
             Corp.                                 48,108      1,251
            Caterpillar, Inc.                      43,512      1,989
            *Cendant Corp.                        131,573      1,379
            Cintas Corp.                           21,467        982
            *Concord EPS, Inc.                     64,900      1,022
            *Convergys Corp.                       21,850        331
            Cooper Industries, Ltd.                11,800        430
            Crane Co.                               7,525        150
            CSX Corp.                              26,950        763
            Cummins, Inc.                           5,200        146
            Danaher Corp.                          19,100      1,255
            Deere & Co.                            30,140      1,382
            Delta Air Lines, Inc.                  15,533        188
            Deluxe Corp.                            7,912        333
            Dover Corp.                            25,633        747
            Eaton Corp.                             8,900        695

 Balanced Portfolio


                                                           Market
                                               Shares/      Value
            Common Stock (40.1%)                 Par       (000's)
            --------------------------------------------------------

            Industrials continued
            Emerson Electric Co.                   53,225 $    2,706
            Equifax, Inc.                          18,200        421
            FedEx Corp.                            37,640      2,041
            First Data Corp.                       95,722      3,390
            *Fiserv, Inc.                          24,325        826
            Fluor Corp.                            10,200        286
            General Dynamics Corp.                 25,500      2,024
            General Electric Co.                1,258,098     30,636
            Goodrich Corp.                         14,600        267
            H&R Block, Inc.                        22,850        919
            Honeywell International, Inc.         103,550      2,485
            Illinois Tool Works, Inc.              38,700      2,510
            Ingersoll-Rand Co.--Class A            21,370        920
            ITT Industries, Inc.                   11,600        704
            Lockheed Martin Corp.                  57,522      3,322
            Masco Corp.                            62,700      1,320
            *McDermott International, Inc.          8,000         35
            *Navistar International Corp.           7,620        185
            *Norfolk Southern Corp.                49,143        982
            Northrop Grumman Corp.                 23,031      2,234
            PACCAR, Inc.                           14,685        677
            Pall Corp.                             15,516        259
            Parker-Hannifin Corp.                  14,900        687
            Paychex, Inc.                          47,540      1,326
            Pitney Bowes, Inc.                     30,127        984
            *Power-One, Inc.                       10,000         57
            R. R. Donnelley & Sons Co.             14,333        312
            Raytheon Co.                           50,900      1,565
            *Robert Half International, Inc.       22,160        357
            Rockwell Automation, Inc.              23,450        486
            Rockwell Collins, Inc.                 23,150        538
            Ryder System, Inc.                      7,900        177
            *Sabre Holdings Corp. --
              Class A                              18,309        332
            Southwest Airlines Co.                 97,695      1,358
            Textron, Inc.                          17,450        750
            *Thomas & Betts Corp.                   7,400        125
            Tyco International, Ltd.              252,283      4,309
            Union Pacific Corp.                    31,940      1,912
            United Parcel Service, Inc.           141,200      8,908
            United Technologies Corp.              59,633      3,694
            W.W. Grainger, Inc.                    11,800        608
            Waste Management, Inc.                 77,297      1,772
                                                          ----------
               Total                                         118,318
                                                          ----------

            Information Technology (5.8%)
            *ADC Telecommunications, Inc.         100,350        210
            Adobe Systems, Inc.                    30,375        757
            *Advanced Micro Devices, Inc.          43,300        280
            *Agilent Technologies, Inc.            58,688      1,054
            *Altera Corp.                          48,265        596
            *Analog Devices, Inc.                  46,243      1,104
            *Andrew Corp.                          12,362        127
            *Apple Computer, Inc.                  45,400        651
            *Applied Materials, Inc.              208,000      2,710
            *Applied Micro Circuits Corp.          38,100        141

                                                          Market
                                              Shares/      Value
            Common Stock (40.1%)                Par       (000's)
            -------------------------------------------------------

            Information Technology continued
            Autodesk, Inc.                        14,466 $      207
            *Avaya, Inc.                          45,612        112
            *BMC Software, Inc.                   30,440        521
            *Broadcom Corp. -- Class A            34,600        521
            *CIENA Corp.                          54,400        280
            *Cisco Systems, Inc.                 925,167     12,119
            *Citrix Systems, Inc.                 22,080        272
            Computer Associates
             International, Inc.                  73,032        986
            *Computer Sciences Corp.              21,650        746
            *Compuware Corp.                      47,543        228
            *Comverse Technology, Inc.            23,600        236
            *Corning, Inc.                       145,200        481
            *Dell Computer Corp.                 328,067      8,772
            *Electronic Arts, Inc.                17,600        876
            Electronic Data Systems Corp.         60,700      1,119
            *EMC Corp.                           278,586      1,711
            *Gateway, Inc.                        40,950        129
            Hewlett-Packard Co.                  385,867      6,698
            Intel Corp.                          842,743     13,121
            International Business Machines
             Corp.                               214,210     16,600
            *Intuit, Inc.                         26,800      1,257
            *Jabil Circuit, Inc.                  25,033        449
            *JDS Uniphase Corp.                  172,000        425
            *KLA-Tencor Corp.                     23,900        845
            *Lexmark International Group,
             Inc. -- Class A                      16,000        968
            Linear Technology Corp.               40,150      1,033
            *LSI Logic Corp.                      47,000        271
            *Lucent Technologies, Inc.           434,062        547
            Maxim Integrated Products, Inc.       40,800      1,348
            *Mercury Interactive Corp.            10,600        314
            *Micron Technology, Inc.              76,350        744
            *Microsoft Corp.                     684,800     35,403
            Molex, Inc.                           24,475        564
            Motorola, Inc.                       290,719      2,515
            *National Semiconductor Corp.         22,843        343
            *NCR Corp.                            12,400        294
            *Network Appliance, Inc.              42,600        426
            *Novell, Inc.                         45,800        153
            *Novellus Systems, Inc.               18,300        514
            *Nvidia Corp.                         19,300        222
            *Oracle Corp.                        687,050      7,419
            *Parametric Technology Corp.          32,920         83
            *PeopleSoft, Inc.                     39,500        723
            PerkinElmer, Inc.                     15,800        130
            *PMC-Sierra, Inc.                     21,000        117
            *QLogic Corp.                         11,850        409
            *QUALCOMM, Inc.                       98,233      3,575
            *Rational Software Corp.              24,400        254
            *Sanmina-SCI Corp.                    66,200        297
            Scientific-Atlanta, Inc.              19,800        235
            *Siebel Systems, Inc.                 60,400        452
            *Solectron Corp.                     104,000        369
            *Sun Microsystems, Inc.              410,454      1,277

 Balanced Portfolio


                                                          Market
                                               Shares/     Value
            Common Stock (40.1%)                 Par      (000's)
            -------------------------------------------------------

            Information Technology continued
            *SunGard Data Systems, Inc.           35,700 $      841
            Symbol Technologies, Inc.             28,950        238
            *Tektronix, Inc.                      11,240        204
            *Tellabs, Inc.                        51,908        377
            *Teradyne, Inc.                       23,150        301
            Texas Instruments, Inc.              219,175      3,290
            *Thermo Electron Corp.                21,100        425
            *Unisys Corp.                         40,850        404
            *VERITAS Software Corp.               51,901        811
            *Waters Corp.                         16,600        362
            *Xerox Corp.                          92,300        743
            *Xilinx, Inc.                         42,700        880
            *Yahoo!, Inc.                         75,900      1,241
                                                         ----------
               Total                                        147,457
                                                         ----------

            Materials (1.1%)
            Air Products and Chemicals, Inc.      28,733      1,228
            Alcoa, Inc.                          106,743      2,432
            Allegheny Technologies, Inc.          10,131         63
            Ball Corp.                             7,134        365
            Bemis Company, Inc.                    6,650        330
            Boise Cascade Corp.                    7,400        187
            The Dow Chemical Co.                 115,124      3,419
            E. I. du Pont de Nemours and Co.     125,645      5,327
            Eastman Chemical Co.                   9,775        359
            Ecolab, Inc.                          16,400        812
            Engelhard Corp.                       16,300        364
            *Freeport-McMoRan Copper &
             Gold, Inc. -- Class B                18,319        307
            Georgia-Pacific Corp.                 29,058        470
            Great Lakes Chemical Corp.             6,300        150
            *Hercules, Inc.                       13,800        121
            International Flavors &
             Fragrances, Inc.                     11,975        420
            International Paper Co.               60,924      2,131
            *Louisiana-Pacific Corp.              13,200        106
            MeadWestvaco Corp.                    25,314        626
            Monsanto Co.                          33,078        637
            Newmont Mining Corp.                  50,730      1,473
            Nucor Corp.                            9,867        408
            *Pactiv Corp.                         20,000        437
            *Phelps Dodge Corp.                   11,210        355
            PPG Industries, Inc.                  21,433      1,075
            Praxair, Inc.                         20,400      1,179
            Rohm and Haas Co.                     27,934        907
            *Sealed Air Corp.                     10,636        397
            Sigma-Aldrich Corp.                    9,300        453
            Temple-Inland, Inc.                    6,800        305
            United States Steel Corp.             12,850        169
            Vulcan Materials Co.                  12,800        480
            Weyerhaeuser Co.                      27,720      1,364
            Worthington Industries, Inc.          10,850        165
                                                         ----------
               Total                                         29,021
                                                         ----------

            Telecommunication Services (1.7%)
            ALLTEL Corp.                          39,343      2,006
            AT&T Corp.                            97,274      2,540

                                                          Market
                                               Shares/     Value
            Common Stock (40.1%)                 Par      (000's)
            -------------------------------------------------------

            Telecommunication Services continued
            *AT&T Wireless Services, Inc.        342,416 $    1,935
            BellSouth Corp.                      236,635      6,122
            CenturyTel, Inc.                      17,900        526
            *Citizens Communications Co.          35,600        376
            *Nextel Communications, Inc. --
             Class A                             115,133      1,330
            *Qwest Communications
             International, Inc.                 212,020      1,060
            SBC Communications, Inc.             420,433     11,398
            Sprint Corp.                         112,891      1,635
            *Sprint Corp. (PCS Group)            126,040        552
            Verizon Communications, Inc.         345,038     13,369
                                                         ----------
               Total                                         42,849
                                                         ----------

            Utilities (1.1%)
            *The AES Corp.                        68,675        207
            *Allegheny Energy, Inc.               15,900        120
            Ameren Corp.                          18,333        762
            American Electric Power
             Company, Inc.                        42,820      1,170
            *Calpine Corp.                        47,640        155
            CenterPoint Energy, Inc.              38,326        326
            Cinergy Corp.                         21,238        716
            CMS Energy Corp.                      18,200        172
            Consolidated Edison, Inc.             26,925      1,153
            Constellation Energy Group, Inc.      20,800        579
            Dominion Resources, Inc.              38,525      2,115
            DTE Energy Co.                        21,150        981
            Duke Energy Corp.                    112,242      2,193
            *Dynegy, Inc. -- Class A              45,600         54
            *Edison International                 41,180        488
            El Paso Corp.                         73,917        514
            Entergy Corp.                         28,291      1,290
            Exelon Corp.                          40,762      2,151
            FirstEnergy Corp.                     37,674      1,242
            FPL Group, Inc.                       23,043      1,386
            KeySpan Corp.                         17,900        631
            Kinder Morgan, Inc.                   15,433        652
            *Mirant Corp.                         50,784         96
            Nicor, Inc.                            5,550        189
            NiSource, Inc.                        30,784        616
            Peoples Energy Corp.                   4,500        174
            *PG&E Corp.                           49,675        690
            Pinnacle West Capital Corp.           10,900        372
            PPL Corp.                             20,433        709
            Progress Energy, Inc.                 29,879      1,295
            Public Service Enterprise Group,
             Inc.                                 28,040        900
            Sempra Energy                         25,859        612
            The Southern Co.                      89,600      2,544
            TECO Energy, Inc.                     21,900        339
            TXU Corp.                             39,015        729
            The Williams Companies, Inc.          65,200        176
            Xcel Energy, Inc.                     50,370        554
                                                         ----------
               Total                                         29,052
                                                         ----------

                Total Common Stock
                 (Cost: $728,721)                         1,027,902
                                                         ----------

 Balanced Portfolio


                                                            Market
           Money Market Investments              Shares/     Value
           (20.2%)                                 Par      (000's)
           ----------------------------------------------------------

           Agricultural Services (1.2%)
           #Cargill Inc., 1.31%, 1/22/03       $15,000,000 $   14,988
           #Cargill Inc., 1.33%, 1/23/03        15,000,000     14,988
                                                           ----------
              Total                                            29,976
                                                           ----------

           Asset-Backed Securities (CMO'S) (0.6%)
           #Fcar Owner Trust 1, 1.35%, 2/4/03   15,000,000     14,981
                                                           ----------
              Total                                            14,981
                                                           ----------

           Auto Related (1.0%)
           #General Motors Corp.,
            1.95%, 1/9/03                       10,000,000      9,996
           #Toyota Motor Credit Co.,
            1.31%, 1/30/03                      15,000,000     14,984
                                                           ----------
              Total                                            24,980
                                                           ----------

           Diversified Business Finance (0.6%)
           #General Electric Capital,
            1.31%, 2/14/03                      15,000,000     14,976
                                                           ----------
              Total                                            14,976
                                                           ----------

           Federal Government and Agencies (1.1%)
           #Federal National Mortgage
            Association, 1.275%, 3/5/03         28,500,000     28,441
                                                           ----------
              Total                                            28,441
                                                           ----------

           Finance Lessors (1.2%)
           #Receivables Capital Corp.,
            1.35%, 2/7/03                       15,000,000     14,979
           #Receivables Capital Corp.,
            1.35%, 1/21/03                      15,000,000     14,989
                                                           ----------
              Total                                            29,968
                                                           ----------

           Finance Services (2.8%)
           #Asset Securitization, 1.32%,
            1/21/03                             15,000,000     14,989
           #Ciesco LP, 1.32%, 1/16/03           15,000,000     14,991
           #Ciesco LP, 1.34%, 2/6/03            15,000,000     14,980
           #Preferred Receivable Funding,
            1.34%, 1/23/03                      15,000,000     14,988
           #Preferred Receivable Funding,
            1.35%, 1/10/03                      14,700,000     14,695
                                                           ----------
              Total                                            74,643
                                                           ----------

           Machinery (0.4%)
           John Deere Capital Corp.,
            1.64%, 1/7/03                       10,000,000      9,997
                                                           ----------
              Total                                             9,997
                                                           ----------

                                                         Market
             Money Market Investments        Shares/      Value
             (20.2%)                           Par       (000's)
             -----------------------------------------------------

             Miscellaneous Business Credit Institutions (1.7%)
             #National Rural Utility C,
              1.40%, 1/21/03                $15,000,000 $   14,988
             #Quincy Capital Corp., 1.35%,
              1/6/03                         15,000,000     14,998
             #Toyota Motor Credit Co.,
              1.32%, 2/13/03                 15,000,000     14,976
                                                        ----------
                Total                                       44,962
                                                        ----------

             Nonclassifiable Establishments (1.2%)
             #Thunder Bay Funding, Inc.,
              1.34%, 1/21/03                 15,000,000     14,989
             #Thunder Bay Funding, Inc.,
              1.35%, 2/18/03                 15,000,000     14,973
                                                        ----------
                Total                                       29,962
                                                        ----------

             Passenger Car Rental (0.6%)
             #Delaware Funding Corp.,
              1.35%, 2/13/03                 15,000,000     14,976
                                                        ----------
                Total                                       14,976
                                                        ----------

             Personal Credit Institutions (0.6%)
             #Salomon Smith Barney Hld,
              1.34%, 1/30/03                 15,100,000     15,084
                                                        ----------
                Total                                       15,084
                                                        ----------

             Pharmaceutical Preparations (0.4%)
             #Wyeth, 1.85%, 1/6/03           10,000,000      9,998
                                                        ----------
                Total                                        9,998
                                                        ----------

             Security Brokers and Dealers (1.2%)
             #Goldman Sachs Group, Inc.,
              1.78%, 2/3/03                  15,000,000     14,976
             #Morgan St. Dean Witter,
              1.32%, 2/4/03                  15,000,000     14,981
                                                        ----------
                Total                                       29,957
                                                        ----------

             Short Term Business Credit (5.0%)
             CXC Inc., 1.34%, 2/6/03         15,000,000     14,980
             CXC Inc., 1.76%, 1/17/03        15,000,000     14,988
             Old Line Funding Corp.,
              1.38%, 1/15/03                 30,000,000     29,984
             Quincy Capital Corp.,
              1.35%, 1/23/03                 15,000,000     14,988
             Transamerica Financial
              Corporation, 1.76%, 2/7/03     15,000,000     14,973
             UBS Finance LLC, 1.2%, 1/2/03   24,960,000     24,958

 Balanced Portfolio


                                                              Market
           Money Market Investments             Shares/        Value
           (20.2%)                                Par         (000's)
           ------------------------------------------------------------

           Short Term Business Credit continued
           UBS Finance LLC,
            1.3%, 1/28/03                      $15,000,000  $   14,985
                                                            ----------
              Total                                            129,856
                                                            ----------

           Tobacco Products (0.6%)
           Philip Morris Disc,
            1.33%, 1/30/03                      15,000,000      14,984
                                                            ----------
              Total                                             14,984
                                                            ----------

               Total Money Market Investments
                (Cost: $517,737)                               517,741
                                                            ----------

               Total Investments
                (105.6%) (Cost
                $2,338,335)`                                 2,704,286
                                                            ----------

               Other Assets, Less Liabilities (-5.6%)         (142,757)
                                                            ----------

               Total Net Assets (100.0%)                    $2,561,529
                                                            ----------

` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $2,357,594 and the net unrealized appreciation of investments based on that cost was $346,692 which is comprised of $552,721 aggregate gross unrealized appreciation and $206,029 aggregate gross unrealized depreciation.

   144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

   IO -- Interest Only Security

*  Non-Income Producing

++ Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                                     Appreciation /
                                Number of Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             S & P 500 Index
              Futures             1564       3/03       $(9,466)
             (Total Notional
              Value at 12/31/02
              $353,116)

    The Accompanying Notes are an Integral Part of the Financial Statements

 High Yield Bond Portfolio


--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:              Net Assets:
High current income and capital  Generate superior performance    $137.55 million
appreciation with moderate risk. by investing in a diversified mix of fixed income securities
                                 rated below investment grade.

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.

For 2002, the High Yield Bond Portfolio had a return of -2.89%, versus -1.36% for its benchmark, the Lehman Brothers High Yield Intermediate Market Index. These returns were better than the stock market, but substantially below investment-grade bonds. In the current market environment, with many defaults and downgrades of high yield bonds, it is especially difficult for managed funds to outperform the Index because defaulted bonds are removed from the Index, but they affect portfolio performance whether held in hope of recovery or written off.

The high yield bond market was quite turbulent during the year, with many defaults and widespread downward credit rating migration in response to deterioration in the financial situation of issuers. Volatility increased greatly as investment-grade bond investors attempted to sell very large issues that were downgraded to below investment-grade status. After a period of dismal performance, high yield bonds recovered markedly in the fourth quarter of 2002, as investor fears subsided, the stock market recovered, and credit spreads narrowed on expectations of improving fundamentals.

The Portfolio's performance relative to the Index has been negatively affected by holdings in three industry sectors: cable television, wireless communication and electric power producers. Each of these industries has been affected by well-publicized financial problems experienced by highly visible participants. In these sectors, prices of some bonds held by the Portfolio have fallen significantly, as technical trading factors have compounded the problems caused by fundamental deterioration. We evaluate each issue on its own merits, often keeping those bonds for which an eventual workout may create more value than a sale at current distressed levels, even though such a sale might boost the Portfolio's short-term performance.

The Portfolio's current strategic direction is focused largely on reducing risk by improving credit quality and emphasizing industries that are relatively stable, such as gaming, health care, publishing, home building, real estate and oil field services. As market conditions permit, we are reducing exposure to more volatile industries such as electric utilities, cable and wireless. We have increased the number of holdings in the Portfolio, in order to spread risk among many issues.

                                    [CHART]

                     Percentage Holdings by Industry Sector
                                    12/31/02

Consumer Cyclical                                       23%
Consumer Staples                                        20%
Technology                                              14%
Basic Material/Capital Goods                            11%
Short-Term Investments and Other Assets, Net             7%
Utilities                                                5%
Transport Services                                       5%
Energy                                                   5%
Finance                                                  5%
Other Industries                                         5%

                                    [CHART]
                              Relative Performance

            High Yield              Lehman Brothers High
          Bond Portfolio      Yield Intermediate Market Index
5/3/1994      10,000                     10,000
12/31/1994    10,302                     10,188
12/31/1995    12,030                     11,952
12/31/1996    14,409                     13,409
12/31/1997    16,693                     15,020
12/31/1998    16,388                     15,244
12/31/1999    16,314                     15,646
12/31/2000    15,564                     14,635
12/31/2001    16,347                     15,189
12/31/2002    15,874                     14,982

                          Average Annual Total Return
                      For Periods Ended December 31, 2002

                                                   1 Year     5 Years   10 Years
High Yield Bond Portfolio                          -2.89%     -1.00%      5.48%
Lehman Brothers High Yield
  Intermediate Market Index                        -1.36%     -0.05%      4.78%



The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and do not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown of page 4.

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                            Market
                                                  Shares/    Value
           Bonds (90.5%)                            Par     (000's)
           ---------------------------------------------------------

           Basic Materials (3.3%)
           Chemicals (0.5%)
           Lyondell Chemical Co.,
            11.125%, 7/15/12                     $  750,000 $    739
                                                            --------
              Total                                              739
                                                            --------

           Metals and Mining (1.6%)
           Great Central Mines, Ltd.,
            8.875%, 4/1/08                        1,250,000    1,244
           UCAR Finance, Inc., 10.25%, 2/15/12    1,125,000      894
                                                            --------
              Total                                            2,138
                                                            --------

           Paper (1.2%)
           Appleton Papers, Inc.,
            12.50%, 12/15/08                      1,500,000    1,641
                                                            --------
              Total                                            1,641
                                                            --------

               Total Basic Materials                           4,518
                                                            --------

           Capital Goods (6.7%)
           Aerospace (0.6%)
           K & F Industries Inc.,
            9.625%, 12/15/10 144A                   750,000      763
                                                            --------
              Total                                              763
                                                            --------

           Building -- Forest Products (0.5%)
           Georgia-Pacific Corp., 8.125%,
            5/15/11                                 750,000      713
                                                            --------
              Total                                              713
                                                            --------

           Building and Construction (3.5%)
           Brickman Group Ltd.,
            11.75%, 12/15/09 144A                 1,325,000    1,384
           H & E Equipment / Finance,
            11.125%, 6/15/12 144A                 1,125,000      844
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                        1,500,000    1,379
           United Rentals, Inc., 10.75%, 4/15/08  1,250,000    1,243
                                                            --------
              Total                                            4,850
                                                            --------

           Industrial (2.1%)
           Perkinelmer, Inc.,
            8.875%, 1/15/13 144A                    750,000      739
           Rexnord Corp.,
            10.125%, 12/15/12 144A                  750,000      769
           Tyco International Group,
            6.375%, 2/15/06                         750,000      728
           Tyco International Group S.A.,
            6.375%, 6/15/05                         375,000      364
           Tyco International Group SA,
            6.375%,10/15/11                         375,000      351
                                                            --------
              Total                                            2,951
                                                            --------

               Total Capital Goods                             9,277
                                                            --------

                                                            Market
                                                  Shares/    Value
            Bonds (90.5%)                           Par     (000's)
            --------------------------------------------------------

            Chemicals and Allied Products (1.1%)
            FMC Corp., 10.25%, 11/1/09 144A      $  750,000 $    810
            Lyondell Chemical Co.,
             9.50%, 12/15/08 144A                   750,000      698
                                                            --------
               Total Chemicals and Allied
                 Products                                      1,508
                                                            --------

            Construction and Building Materials (0.3%)
            United Rentals, Inc.,
             10.75%, 4/15/08 144A                   375,000      369
                                                            --------
               Total Construction and
                Building Materials                               369
                                                            --------

            Consumer Cyclical (22.9%)
            Apparel, Textile (1.6%)
            Guess ?, Inc., 9.50%, 8/15/03         1,000,000      980
            Levi Strauss & Co., 11.625%, 1/15/08  1,125,000    1,100
            Tommy Hilfiger USA, Inc.,
             6.85%, 6/1/08                          200,000      188
                                                            --------
               Total                                           2,268
                                                            --------

            Auto Related (2.3%)
            Avis Group Holdings, Inc.,
             11.00%, 5/1/09                       1,250,000    1,368
            Collins & Aikman Products, Inc.,
             11.50%, 4/15/06                        750,000      630
            Trimas Corp., 9.875%, 6/15/12 144A    1,125,000    1,113
                                                            --------
               Total                                           3,111
                                                            --------

            Home Construction (3.1%)
            Beazer Homes USA, 8.875%, 4/1/08        925,000      957
            K Hovnanian Enterprises,
             10.50%, 10/1/07                        750,000      806
            Schuler Homes, 9.375%, 7/15/09          725,000      740
            Standard Pacific Corp., 9.50%,
             9/15/10                              1,025,000    1,074
            Tech Olympic USA, Inc.,
             9.00%, 7/1/10 144A                     750,000      728
                                                            --------
               Total                                           4,305
                                                            --------

            Household Appliances (0.6%)
            Rent-A-Center, Inc., 11.00%, 8/15/08    750,000      807
                                                            --------
               Total                                             807
                                                            --------

            Leisure Related (2.1%)
            Bally Total Fitness Holdings, Series
             D, 9.875%, 10/15/07                  1,300,000    1,130
            Premier Parks, Inc., 9.50%, 2/1/09      750,000      724
            Royal Caribbean Cruises Ltd.,
             7.00%, 10/15/07                      1,125,000    1,001
                                                            --------
               Total                                           2,855
                                                            --------

 High Yield Bond Portfolio


                                                            Market
                                                  Shares/    Value
            Bonds (90.5%)                           Par     (000's)
            --------------------------------------------------------

            Lodging / Resorts (3.7%)
            Corrections Corporation of America,
             9.875%, 5/1/09 144A                 $  725,000 $    769
            Felcor Lodging Limited Partnership,
             9.50%, 9/15/08                       1,350,000    1,376
            Hilton Hotels Corp., 7.625%, 12/1/12    750,000      757
            John Q. Hammons, 8.875%, 5/15/12        550,000      553
            Meristar Hospitality Finance Corp.,
             9.00%, 1/15/08                         450,000      396
            Meristar Hospitality Finance Corp.,
             9.125%, 1/15/11                        550,000      479
            RFS Partnership LP, 9.75%, 3/1/12       750,000      766
                                                            --------
               Total                                           5,096
                                                            --------

            Printing and Publishing (4.0%)
            American Achievement Corp.,
             11.625%, 1/1/07                        700,000      743
            DEX Media East LLC,
             9.875%, 11/15/09 144A                  750,000      803
            Mail-Well Corp., 9.625%, 3/15/12      1,125,000    1,001
            RH Donnelley Fin Corp.,
             10.875%, 12/15/12 144A                 950,000    1,036
            Vertis Inc., 10.875%, 6/15/09           725,000      754
            Vertis, Inc., 10.875, 6/15/09 144A      425,000      442
            Von Hoffman Corp., 10.25%, 3/15/09      750,000      701
                                                            --------
               Total                                           5,480
                                                            --------

            Retail -- General (5.5%)
            Asbury Automotive Group, Inc.,
             9.00%, 6/15/12                         750,000      653
            Autonation, Inc., 9.00%, 8/1/08         725,000      732
            Buhrmann US, Inc., 12.25%, 11/1/09    1,500,000    1,394
            CSK Auto, Inc, 12.00%, 6/15/06          750,000      803
            The Gap, Inc., 8.15%, 12/15/05          350,000      372
            The Gap, Inc., 10.55%, 12/15/08         375,000      409
            Hollywood Entertainment Inc.,
             9.625%, 3/15/11                        950,000      969
            Saks, Inc., 8.25%, 11/15/08             750,000      746
            Sonic Automotive, Inc., 11.00%,
             8/1/08                                 750,000      765
            United Auto Group, Inc.
             9.625%, 3/15/12 144A                   750,000      728
                                                            --------
               Total                                           7,571
                                                            --------

                Total Consumer Cyclical                       31,493
                                                            --------

            Consumer Staples (19.7%)
            Containers (1.6%)
            Applied Extrusion Tech., Inc.,
             10.75%, 7/1/11                         375,000      242
            BWAY Corp., 10.00%, 10/15/10
             144A                                   750,000      778
            Owens-Brockway Glass Container,
             Inc., 8.75%, 11/15/12 144A           1,125,000    1,142
                                                            --------
               Total                                           2,162
                                                            --------

                                                            Market
                                                  Shares/    Value
           Bonds (90.5%)                            Par     (000's)
           ---------------------------------------------------------

           Food Service (1.3%)
           Buffets, Inc., 11.25%, 7/15/10 144A   $  750,000 $    709
           Sbarro, Inc., 11.00%, 9/15/09          1,150,000    1,070
                                                            --------
              Total                                            1,779
                                                            --------

           Foods (0.9%)
           Corn Products International, Inc.,
            8.25%, 7/15/07                          575,000      581
           Swift & Co., 10.125%, 10/1/09 144A       750,000      709
                                                            --------
              Total                                            1,290
                                                            --------

           Gaming (10.8%)
           Aztar Corp., 8.875%, 5/15/07             150,000      153
           Choctaw Resort Development,
            9.25%, 4/1/09                         1,400,000    1,480
           Chumash Casino & Resort,
            9.00%, 7/15/10 144A                     750,000      795
           Herbst Gaming, Inc., 10.75%, 9/1/08    1,125,000    1,176
           Hollywood Casino Shreveport,
            13.00%, 8/1/06                          700,000      700
           Jacobs Entertainment, Inc.
            11.875%, 2/01/09                      1,500,000    1,552
           Majestic Investment Holdings, Inc.,
            11.653%, 11/30/07                       900,000      833
           The Majestic Star Casino LLC,
            10.875%, 7/1/06                         850,000      867
           Mandalay Resort Group,
            7.625%, 7/15/13                         500,000      500
           Park Place Entertainment Corporation,
            9.375%, 2/15/07                         150,000      160
           Resort International Hotel/Casino,
            11.50%, 3/15/09                       1,000,000      905
           Riviera Holdings Corp.,
            11.00%, 6/15/10                       1,500,000    1,350
           Venetian Casino Resort LLC,
            11.00%, 6/15/10 144A                  1,875,000    1,958
           Wheeling Island Gaming,
            10.125%, 12/15/09                       950,000      979
           Wynn Las Vegas Corp.,
            12.00%, 11/1/10                       1,500,000    1,514
                                                            --------
              Total                                           14,922
                                                            --------

           Healthcare (4.1%)
           AmerisourceBergen Corp.,
            7.25%, 11/15/12 144A                    550,000      564
           Fresenius Medical Capital Trust II,
            7.875%, 2/1/08                          650,000      640
           HEALTHSOUTH Corp., 8.50%,
            2/1/08                                1,125,000      968
           InSight Health Services Corp.,
            9.875%, 11/1/11 144A                  1,115,000    1,070
           Pacificare Health Systems, Inc.,
            10.75%, 6/1/09                          750,000      803
           Rotech Healthcare Inc.,
            9.50%, 4/1/12 144A                      750,000      751
           Ventas Realty, 9.00%, 5/1/12             750,000      784
                                                            --------
              Total                                            5,580
                                                            --------

 High Yield Bond Portfolio


                                                             Market
                                                   Shares/    Value
          Bonds (90.5%)                              Par     (000's)
          -----------------------------------------------------------

          Retail -- Food (0.7%)
          Fleming Companies, Inc.,
           10.125%, 4/1/08                        $  350,000 $    301
          Great Atlantic & Pacific Tea Co., Inc.,
           7.75%, 4/15/07                            925,000      666
                                                             --------
             Total                                                967
                                                             --------

          Soaps and Toiletries (0.3%)
          Elizabeth Arden, Inc., 11.75%, 2/1/11      350,000      361
                                                             --------
             Total                                                361
                                                             --------

              Total Consumer Staples                           27,061
                                                             --------

          Energy (4.7%)
          Oil and Gas Independent (0.9%)
          PDVSA Finance, Ltd., 1999-I,
           9.75%, 2/15/10                          1,325,000    1,179
                                                             --------
             Total                                              1,179
                                                             --------

          Oil and Gas Integrated (0.6%)
          Compton Petroleum Corp.,
           9.90%, 5/15/09 144A                       750,000      780
                                                             --------
             Total                                                780
                                                             --------

          Oil Field Services (3.0%)
          BRL Universal Equipment,
           8.875%, 2/15/08                         1,400,000    1,456
          El Paso Energy Partners, 8.50%,
           6/1/11                                  1,125,000    1,043
          Grant Prideco Escrow,
           9.00%, 12/15/09 144A                    1,050,000    1,092
          Hanover Equipment Trust,
           8.75%, 9/1/11 144A                        725,000      700
                                                             --------
             Total                                              4,291
                                                             --------

          Refining (0.2%)
          Tesoro Petroleum Corp.,
           9.625%, 11/1/08                           375,000      255
                                                             --------
             Total                                                255
                                                             --------

              Total Energy                                      6,505
                                                             --------

          Finance (5.6%)
          Banks (1.9%)
          Sovereign Real Estate Investment
           Trust, 12.00%, 5/16/20 144A             1,325,000    1,470
          Western Financial Bank-FSB,
           9.625%, 5/15/12                         1,125,000    1,091
                                                             --------
             Total                                              2,561
                                                             --------

          Finance Companies (2.8%)
          AmeriCredit Corp., 9.875%, 4/15/06       1,100,000      924
          Americredit Corp.,
           9.25%, 5/1/09 144A                        450,000      351
          IOS Capital, Inc., 9.75%, 6/15/04        1,225,000    1,246
          Metris Companies, Inc.,
           10.125%, 7/15/06                        2,600,000    1,430
                                                             --------
             Total                                              3,951
                                                             --------

                                                                Market
                                                      Shares/    Value
        Bonds (90.5%)                                   Par     (000's)
        ----------------------------------------------------------------

        Financial Services (0.9%)
        Labranche & Company, Inc.,
         12.00%, 3/2/07                              $1,100,000 $  1,227
                                                                --------
           Total                                                   1,227
                                                                --------

            Total Finance                                          7,739
                                                                --------

        Miscellaneous (2.0%)
        CB Richards Ellis Services, Inc.,
         11.25%, 6/15/11                              1,400,000    1,287
        Crescent Real Estate Equities,
         7.50%, 9/15/07                                 650,000      631
        Istar Financial, Inc., 8.75%, 8/15/08           725,000      772
                                                                --------
           Total Miscellaneous                                     2,690
                                                                --------

        Professional Services (1.8%)
        Kindercare Learning Centers,
         9.50%, 2/15/09                               1,880,000    1,824
        Service Corp. International,
         7.70%, 4/15/09                                 650,000      611
                                                                --------
           Total Professional Services                             2,435
                                                                --------

        Real Estate (1.0%)
        LNR Property Corp., 10.50%, 1/15/09           1,350,000    1,364
                                                                --------
           Total Real Estate                                       1,364
                                                                --------

        Technology (11.2%)
        Cable (3.2%)
        Charter Communications Holdings
         LLC, 9.625%, 11/15/09                          750,000      334
        Charter Communications Holdings
         LLC, 10.75%, 10/1/09                           850,000      385
        Echostar DBS Corp.,
         10.375%, 10/1/07                             1,150,000    1,244
        Insight Midwest, 9.75%, 10/01/09                950,000      903
        ++NTL Communications Corp.,
         11.50%, 10/1/08                                900,000       86
        (check mark)NTL, Inc., 9.75%, 4/1/08          1,900,000      152
        Rogers Communications, Inc.,
         8.875%, 7/15/07                              1,000,000      954
        (check mark)Telewest Communications PLC,
         9.25%, 4/15/09                               1,000,000      140
        ++Telewest Communications PLC,
         9.875%, 2/1/10                                 900,000      162
        (check mark)United Pan-Europe Communications
         NV, 13.75%, 2/1/10                             600,000       36
                                                                --------
           Total                                                   4,396
                                                                --------

        Electronics (1.1%)
        Amkor Technology, Inc.,
         5.00%, 3/15/07                                 475,000      232
        Sanmina-Sci Corporation,
         10.375%, 1/15/10 144A                          750,000      758
        Solectron Corp., 9.625%, 2/15/09                575,000      561
                                                                --------
           Total                                                   1,551
                                                                --------

 High Yield Bond Portfolio


                                                            Market
                                                  Shares/    Value
           Bonds (90.5%)                            Par     (000's)
           ---------------------------------------------------------

           Office Equipment (0.5%)
           Xerox Corp., 7.15%, 8/01/04           $  750,000 $    724
                                                            --------
              Total                                              724
                                                            --------

           Telecommunications Wireless: Cellular /PCS (6.4%)
           Alamosa Delaware, Inc.,
            12.50%, 2/1/11                          450,000      135
           Alamosa Delaware, Inc.,
            13.625%, 8/15/11                      1,262,500      417
           +Alamosa PCS Holdings, Inc.,
            12.875%, 2/15/10                      2,900,000      522
           Dobson Communications Corp.,
            10.875%, 7/1/10                       1,000,000      845
           +Nextel Communications, Inc.,
            10.65%, 9/15/07                       1,750,000    1,670
           Nextel Partners Inc., 11.00%, 3/15/10    350,000      298
           Nextel Partners, Inc., 12.50%,
            11/15/09                                775,000      698
           Qwest Services Corp.,
            12/15/10, 13.50% 144A                   720,000      749
           Rogers Cantel, Inc., 8.30%, 10/1/07      650,000      575
           Rogers Cantel, Inc., 9.75%, 6/1/16       300,000      271
           Rogers Wireless Inc., 9.625%, 5/1/11     450,000      425
           +Trition PCS, Inc., 11.00%, 5/1/08     1,050,000      874
           TSI Telecommunications Service,
            12.75%, 2/1/09                        1,300,000    1,156
           +US Unwired, Inc., 13.375%, 11/1/09    2,625,000      158
                                                            --------
              Total                                            8,793
                                                            --------
               Total Technology                               15,464
                                                            --------

           Transport Services (4.9%)
           Railroads (1.6%)
           Railamerica Transportation Corp.,
            12.875%, 8/15/10                      1,400,000    1,400
           TFM SA DE CV, 12.50%, 6/15/12
            144A                                    750,000      758
                                                            --------
              Total                                            2,158
                                                            --------

           Trucking -- Shipping (3.3%)
           ++American Commercial LLC,
            11.25%, 1/1/08                          551,186      176
           CP Ships Ltd., 10.375%, 7/15/12          750,000      788
           International Shipbuilding Corp.,
            7.75%, 10/15/07                         700,000      560
           North American Van Lines,
            13.375%, 12/1/09                      1,650,000    1,604
           Stena AB, 9.625%, 12/1/12 144A         1,475,000    1,523
                                                            --------
              Total                                            4,651
                                                            --------

               Total Transport Services                        6,809
                                                            --------

           Utilities (5.3%)
           Utility -- Electric (4.4%)
           Calpine Canada Energy, 8.50%,
            5/1/08                                1,425,000      620
           Calpine Corp., 8.625%, 8/15/10         1,000,000      425
           Calpine Corp., 8.75%, 7/15/07            750,000      326

                                                            Market
                                                  Shares/    Value
            Bonds (90.5%)                           Par     (000's)
            --------------------------------------------------------

            Utilities continued
            Edison Mission Energy,
             10.00%, 8/15/08                    $ 1,500,000 $    720
            Orion Power Holdings, Inc.,
             12.00%, 5/1/10                       1,800,000    1,296
            ++PG&E National Energy Group, Inc.,
             10.375%, 5/16/11                     1,500,000      570
            USEC, Inc., 6.625%, 1/20/06           1,325,000    1,139
            Western Resources, 9.75%, 5/1/07      1,125,000    1,024
                                                            --------
               Total                                           6,120
                                                            --------

            Utility -- Garbage Disposal (0.9%)
            Allied Waste North America, Inc.,
             8.50%, 12/1/08                       1,170,000    1,176
                                                            --------
               Total                                           1,176
                                                            --------

                Total Utilities                                7,296
                                                            --------

                Total Bonds
                 (Cost: $133,348)                            124,528
                                                            --------

            Preferred Stock (2.6%)
            --------------------------------------------------------

            Technology (2.6%)
            Broadcasting (0.7%)
            Sinclair Capital                          9,500    1,007
                                                            --------
               Total                                           1,007
                                                            --------

            Cable (1.9%)
            CSC Holdings, Inc. -- Series H           17,750    1,686
            CSC Holdings, Inc. -- Series M            8,708      810
            ++NTL Inc., 13.00%, 2/15/09                   3        0
                                                            --------
               Total                                           2,496
                                                            --------

            Telecommunications Wireless: Towers (0.0%)
            **Crown Castle International Corp.            3        0
                                                            --------
               Total                                               0
                                                            --------

            Telecommunications Wireline: CLEC (0.0%)
            **Intermedia Communications, Inc.             1        0
                                                            --------
               Total                                               0
                                                            --------

                Total Technology                               3,503
                                                            --------

            Trucking (0.0%)
            **American Commercial Lines LLC           4,948       28
                                                            --------
               Total Trucking                                     28
                                                            --------

                Total Preferred Stock
                 (Cost: $4,122)                                3,531
                                                            --------

            Common Stocks and Warrants (0.1%)
            --------------------------------------------------------

            Consumer Cyclical (0.1%)
            Leisure Related (0.0%)
            *Hedstrom Holdings, Inc.                201,674        0
                                                            --------
               Total                                               0
                                                            --------

 High Yield Bond Portfolio


                                                            Market
                                                  Shares/    Value
           Common Stocks and Warrants (0.1%)        Par     (000's)
           ---------------------------------------------------------

           Printing and Publishing (0.1%)
           *Jostens, Inc.                             1,550 $     53
                                                            --------
              Total Consumer Cyclical                             53
                                                            --------

           Railroads (0.0%)
           *Railamerica, Inc.                         1,400       28
                                                            --------
              Total Railroads                                     28
                                                            --------

           Real Estate Investment Trusts (0.0%)
           *La Quinta Corporation                    11,117       49
                                                            --------
              Total Real Estate Investment Trusts                 49
                                                            --------

           Telecommunication Services (0.0%)
           Horizon PCS, Inc. -- Warrant               2,000        0
           IWO Holdings, Inc. 144A                    1,150        0
                                                            --------
              Total Telecommunication Services                     0
                                                            --------

               Total Common Stocks and Warrants
                (Cost: $615)                                     130
                                                            --------
           Money Market Investments (4.3%)
           ---------------------------------------------------------

           Short Term Business Credit (4.3%)
           Old Line Funding Corp.,
            1.38%, 1/15/03                       $5,900,000    5,897
                                                            --------
              Total Money Market Investments
               (Cost: $5,897)                                  5,897
                                                            --------

               Total Investments (97.5%)
                (Cost $143,982)`                             134,086
                                                            --------

               Other Assets, Less Liabilities
                (2.5%)                                         3,467
                                                            --------

               Total Net Assets (100.0%)
                                                            $137,553
                                                            --------


` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $144,255 and the net unrealized depreciation of investments based on that cost was $10,169 which is comprised of $5,111 aggregate gross unrealized appreciation and $15,280 aggregate gross unrealized depreciation.

   144A after the name of a security represents a security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*  Non-Income Producing

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++ Defaulted Security

(check mark) Defaulted security and step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

** PIK -- Payment In Kind

    The Accompanying Notes are an Integral Part of the Financial Statements

 Select Bond Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                   Net Assets:
A stable and relatively high level of   Invest in high grade corporate bonds, U.S. government $584.02 million long-term total return and preservation bonds and bonds of government agencies.
of capital

The Select Bond Portfolio invests primarily in high quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In the third consecutive year in which bonds provided significantly higher returns than equities, the Select Bond Portfolio substantially outperformed its major benchmark, the Merrill Lynch Domestic Master Index. The Portfolio's performance benefited from advantageous positioning with regard to credit risk, interest rate changes and bond sectors. Throughout the year, we were positioned defensively with regard to credit risk, with holdings concentrated in securities of very high quality, so we avoided losses when concerns about corporate scandals drove prices of riskier corporate bonds down. Careful credit analysis was of special benefit in a year when the credit quality of many issuers or corporate bonds deteriorated very swiftly. This defensive credit risk positioning hurt performance in the fourth quarter, as lower quality bonds outperformed high quality issues when investors fearful of missing a rally rushed into the market.

We began the year positioned for lower interest rates, which came about in response to a further rate cut by the Federal Reserve in November. We were also well positioned for a steeper Treasury yield curve. Performance also benefited from a large position early in the year in mortgage-backed securities; this position was reduced in the third and fourth quarters.

                                    [CHART]

                               Percentage Holdings
                                    12/31/02

Mortgage-Backed and Asset-Backed Securities     10%
Corporate Bonds                                 28%
Short-Term Investments & Other Net Assets       10%
Government and Government Agencies              52%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.


                                    [CHART]
                              Relative Performance

                 Select Bond     Merrill Lynch Domestic
                  Portfolio           Master Index
12/31/1992          10,000              10,000
12/31/1993          11,081              11,002
12/31/1994          10,829              10,692
12/31/1995          12,896              12,672
12/31/1996          13,324              13,127
12/31/1997          14,585              14,395
12/31/1998          15,616              15,671
12/31/1999          15,456              15,521
12/31/2000          17,034              17,342
12/31/2001          18,800              18,786
12/31/2002          21,073              20,742

                          Average Annual Total Return
                      For Periods Ended December 31, 2002

                                               1 Year     5 Years     10 Years
Select Bond Portfolio                          12.09%      7.64%        7.74%
Merrill Lynch Domestic Master Index            10.41%      7.58%        7.57%


Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and do not include sales charges.

This chart assumes an initial investment of $10,000 made on 12/31/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Select Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002

                                                            Market
                                                 Shares/     Value
            Corporate Bonds (28.4%)                Par      (000's)
            --------------------------------------------------------

            Aerospace -- Defense (1.9%)
            Lockheed Martin Corp., 8.20%,
             12/1/09                            $ 3,850,000 $  4,758
            Raytheon Co., 7.20%, 8/15/27          5,685,000    6,214
                                                            --------
               Total                                          10,972
                                                            --------

            Auto Related (0.7%)
            Toyota Motor Credit Corp.,
             5.65%, 1/15/07                       4,000,000    4,346
                                                            --------
               Total                                           4,346
                                                            --------

            Beverages, Malt Beverages (2.8%)
            Anheuser-Busch Companies, Inc.,
             7.00%, 12/1/25                       4,200,000    4,510
            Anheuser-Busch Companies, Inc.,
             7.50%, 3/15/12                         378,000      466
            Coca-Cola Enterprises, Inc.,
             5.25%, 5/15/07                       5,000,000    5,375
            Coca-Cola Enterprises, Inc.,
             5.375%, 8/15/06                      1,500,000    1,626
            Coca-Cola Enterprises, Inc.,
             5.75%, 3/15/11                       4,000,000    4,388
                                                            --------
               Total                                          16,365
                                                            --------

            Broad Woven Fabric Mills, Manmade (0.1%)
            ++Polysindo International Finance,
             11.375%, 6/15/06                     4,200,000      294
                                                            --------
               Total                                             294
                                                            --------

            Commercial Banks (0.2%)
            Bank of America Corp., 7.40%,
             1/15/11                              1,133,000    1,335
                                                            --------
               Total                                           1,335
                                                            --------

            Crude Petroleum and Natural Gas (1.5%)
            Occidental Petroleum, 6.75%,
             1/15/12                              3,417,000    3,892
            Occidental Petroleum, 8.45%,
             2/15/29                              3,579,000    4,592
                                                            --------
               Total                                           8,484
                                                            --------

            Diversified Industrials (1.1%)
            United Technologies Corp.,
             6.10%, 5/15/12                       6,000,000    6,709
                                                            --------
               Total                                           6,709
                                                            --------

            Drilling Oil and Gas Wells (0.9%)
            Transocean, Inc., 7.50%, 4/15/31      4,500,000    5,162
                                                            --------
               Total                                           5,162
                                                            --------

            Electric and Other Services Combined (0.4%)
            Wisconsin Public Service,
             4.875%, 12/1/12                      2,500,000    2,532
                                                            --------
               Total                                           2,532
                                                            --------

                                                           Market
                                                 Shares/    Value
            Corporate Bonds (28.4%)                Par     (000's)
            -------------------------------------------------------

            Electric Services (2.0%)
            Exelon Generation Co. LLC,
             6.95%, 6/15/11                    $ 6,788,000 $  7,338
            Public Service Electric & Gas Co.,
             6.875%, 1/1/03                      2,250,000    2,250
            South Carolina Electric & Gas,
             6.125%, 3/1/09                      1,750,000    1,949
                                                           --------
               Total                                         11,537
                                                           --------

            Electrical Equipment and Supplies (1.3%)
            Cooper Industries, Inc., 5.50%,
             11/1/09                             4,000,000    4,169
            Hubbell Inc., 6.375%, 5/15/12        3,200,000    3,523
                                                           --------
               Total                                          7,692
                                                           --------

            Environmental Controls (0.4%)
            Pall Corp., 6.00%, 8/1/12 144A       2,105,000    2,250
                                                           --------
               Total                                          2,250
                                                           --------

            Finance Services (2.1%)
            Credit Suisse First Boston USA,
             Inc., 4.625%, 1/15/08               6,000,000    6,082
            General Motors Acceptance Corp.,
             6.875%, 8/28/12                     6,500,000    6,407
                                                           --------
               Total                                         12,489
                                                           --------

            Fire, Marine and Casualty Insurance (0.8%)
            Allstate Corp., 6.125%, 12/15/32     1,575,000    1,604
            Progressive Corp., 6.25%, 12/1/32    3,000,000    3,078
                                                           --------
               Total                                          4,682
                                                           --------

            Food Retailers (0.9%)
            Delhaize America Inc., 8.125%,
             4/15/11                             3,500,000    3,386
            Delhaize America, Inc., 9.00%,
             4/15/31                             2,000,000    1,840
                                                           --------
               Total                                          5,226
                                                           --------

            Metal Mining (0.4%)
            Rio Tinto Finance, Ltd., 5.75%,
             7/3/06                              2,000,000    2,185
                                                           --------
               Total                                          2,185
                                                           --------

            Motor Vehicle Parts/Accessories (0.8%)
            TRW, Inc., 7.125%, 6/1/09            1,000,000    1,118
            TRW, Inc., 7.75%, 6/1/29             3,113,000    3,672
                                                           --------
               Total                                          4,790
                                                           --------

            Motors and Generators (0.1%)
            Emerson Electric Co., 5.75%,
             11/1/11                               796,000      855
                                                           --------
               Total                                            855
                                                           --------

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
                                                           Market
                                                 Shares/    Value
             Corporate Bonds (28.4%)               Par     (000's)
             ------------------------------------------------------

             National Commercial Banks (0.7%)
             Bank One Corp., 5.25%, 1/30/13    $ 4,000,000 $  4,117
                                                           --------
                Total                                         4,117
                                                           --------

             News Dealers and Newsstands (0.7%)
             News America Holdings,
              7.75%, 12/1/45                     4,000,000    3,931
                                                           --------
                Total                                         3,931
                                                           --------

             Office Machines (0.4%)
             Pitney Bowes Credit Corp.,
              5.75%, 8/15/08                     2,250,000    2,490
                                                           --------
                Total                                         2,490
                                                           --------

             Oil and Gas Extraction (0.8%)
             Chevron Corp., 6.625%, 10/1/04      4,500,000    4,844
                                                           --------
                Total                                         4,844
                                                           --------

             Oil and Gas Field Machinery (0.7%)
             National-Oilwell, Inc.,
              5.65%, 11/15/12 144A               4,000,000    4,045
                                                           --------
                Total                                         4,045
                                                           --------

             Pharmaceuticals (3.3%)
             Eli Lilly & Co., 5.50%, 7/15/06     2,600,000    2,808
             Eli Lilly & Co., 7.125%, 6/1/25     1,400,000    1,653
             Johnson & Johnson, 6.625%, 9/1/09   2,750,000    3,206
             Johnson & Johnson, 6.95%, 9/1/29    2,200,000    2,640
             Merck & Co., Inc., 5.95%, 12/1/28   4,841,000    5,119
             Pfizer, Inc., 5.625%, 2/1/06        2,975,000    3,248
                                                           --------
                Total                                        18,674
                                                           --------

             Plastics Materials and Resins (0.9%)
             Eastman Chemical, 7.00%, 4/15/12    4,600,000    5,192
                                                           --------
                Total                                         5,192
                                                           --------

             Plumbing Fixture Fittings/Trim (0.4%)
             Masco Corp., 4.625%, 8/15/07          750,000      774
             Masco Corp., 6.50%, 8/15/32         1,250,000    1,285
                                                           --------
                Total                                         2,059
                                                           --------

             Retail -- Retail Stores (0.8%)
             Limited Brands, 6.125%, 12/1/12     4,500,000    4,737
                                                           --------
                Total                                         4,737
                                                           --------

             Search and Navigation Equipment (0.4%)
             Raytheon Co., 7.00%, 11/1/28        2,310,000    2,471
                                                           --------
                Total                                         2,471
                                                           --------

             Telephone Communications (0.9%)
             Alltel Corp., 7.00%, 7/1/12           600,000      691
             Alltel Corp., 7.875%, 7/1/32        3,750,000    4,602
                                                           --------
                Total                                         5,293
                                                           --------

                 Total Corporate Bonds
                  (Cost: $156,274)                          165,758
                                                           --------

                                                           Market
             Government (Domestic and            Shares/    Value
             Foreign) and Agency Bonds (51.8%)     Par     (000's)
             ------------------------------------------------------

             Federal Government and Agencies (51.8%)
               Aid-Israel, 0.00%, 11/1/24      $ 8,900,000 $  2,554
               Federal Home Loan Bank,
                5.54%, 1/8/09                    3,700,000    4,111
               Federal Home Loan Mortgage
                Corporation, 7.50%, 10/1/27      2,277,308    2,434
               Federal National Mortgage
                Association, 5.97%, 10/1/08      3,695,022    4,056
               Federal National Mortgage
                Association, 6.22%, 2/1/06       1,812,946    1,964
               Federal National Mortgage
                Association, 6.24%, 1/1/06       5,107,234    5,519
               Federal National Mortgage
                Association, 6.265%, 10/1/08     2,847,804    3,168
               Federal National Mortgage
                Association, 6.36%, 4/1/08       3,557,334    3,961
               Federal National Mortgage
                Association, 6.39%, 4/1/08       1,355,462    1,510
               Federal National Mortgage
                Association, 6.75%, 4/25/18      1,997,894    2,133
               Federal National Mortgage
                Association, 6.75%, 12/25/23     3,500,000    3,651
               Federal National Mortgage
                Association, 7.00%, 6/1/03          28,144       29
               Federal National Mortgage
                Association, 7.36%, 4/1/11       3,004,284    3,545
               Federal National Mortgage
                Association, 8.40%, 2/25/09        221,437      221
               Federal National Mortgage
                Association, 11.00%, 12/1/12        27,233       32
               Federal National Mortgage
                Association, 11.00%, 9/1/17        189,782      225
               Federal National Mortgage
                Association, 11.00%, 12/1/17        36,253       43
               Federal National Mortgage
                Association, 11.00%, 2/1/18         90,084      107
               Federal National Mortgage
                Association, 11.50%, 4/1/18         86,613      104
               Federal National Mortgage
                Association, 12.00%, 9/1/12        274,624      328
               Federal National Mortgage
                Association, 12.00%, 12/1/12        64,250       77
               Federal National Mortgage
                Association, 12.00%, 9/1/17         80,515       97
               Federal National Mortgage
                Association, 12.00%, 10/1/17        58,994       71
               Federal National Mortgage
                Association, 12.00%, 12/1/17        67,643       82
               Federal National Mortgage
                Association, 12.00%, 2/1/18         97,698      119
               Federal National Mortgage
                Association, 12.25%, 1/1/18         59,546       72
               Federal National Mortgage
                Association, 12.50%, 4/1/18         35,824       44

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
                                                           Market
             Government (Domestic and Foreign)   Shares/    Value
             and Agency Bonds (51.8%)              Par     (000's)
             ------------------------------------------------------

             Federal Government and Agencies continued
               Federal National Mortgage
                Association, 13.00%, 11/1/12   $    48,557 $     59
               Federal National Mortgage
                Association, 13.00%, 11/1/17        50,105       62
               Federal National Mortgage
                Association, 13.00%, 12/1/17        52,642       65
               Federal National Mortgage
                Association, 13.00%, 2/1/18        112,578      139
               Federal National Mortgage
                Association, 14.00%, 12/1/17        26,112       33
               Government National Mortgage
                Association, 5.50%, 10/15/31       148,230      152
               Government National Mortgage
                Association, 5.50%, 11/15/31        35,329       36
               Government National Mortgage
                Association, 5.50%, 12/15/31       793,793      816
               Government National Mortgage
                Association, 5.50%, 1/15/32      1,112,980    1,144
               Government National Mortgage
                Association, 5.50%, 2/15/32        472,007      485
               Government National Mortgage
                Association, 5.50%, 2/15/32         84,856       87
               Government National Mortgage
                Association, 5.50%, 3/15/32        912,865      938
               Government National Mortgage
                Association, 5.50%, 4/15/32         41,952       43
               Government National Mortgage
                Association, 5.50%, 7/15/32         73,828       76
               Government National Mortgage
                Association, 5.50%, 9/15/32     15,797,321   16,238
               Government National Mortgage
                Association, 7.00%, 5/15/23        111,340      119
               Government National Mortgage
                Association, 7.50%, 4/15/22         84,383       91
               Government National Mortgage
                Association, 7.50%, 10/15/23       245,317      264
               Government National Mortgage
                Association, 7.50%, 10/15/25         3,319        4
               Government National Mortgage
                Association, 7.50%, 11/15/25         4,416        5
               Government National Mortgage
                Association, 7.50%, 5/15/26          5,092        5
               Government National Mortgage
                Association, 7.50%, 1/15/27        110,903      119
               Government National Mortgage
                Association, 7.50%, 2/15/27        132,608      142
               Government National Mortgage
                Association, 7.50%, 3/15/27         22,065       24
               Government National Mortgage
                Association, 7.50%, 4/15/27         30,531       33
               Government National Mortgage
                Association, 7.50%, 8/15/27          4,064        4
               Government National Mortgage
                Association, 7.50%, 6/15/28        192,170      205
               Government National Mortgage
                Association, 8.00%, 1/15/26        119,937      131

                                                             Market
          Government (Domestic and Foreign)       Shares/     Value
          and Agency Bonds (51.8%)                  Par      (000's)
          -----------------------------------------------------------

          Federal Government and Agencies continued
          Government National Mortgage
           Association, 8.00%, 2/15/26          $    179,309 $    195
          Government National Mortgage
           Association, 8.00%, 8/15/26               222,931      243
          Government National Mortgage
           Association, 8.00%, 9/15/26                92,448      101
          Government National Mortgage
           Association, 8.00%, 12/15/26               29,374       32
          Government National Mortgage
           Association, 8.00%, 1/15/27                90,876       99
          Government National Mortgage
           Association, 8.00%, 3/15/27               170,040      185
          Government National Mortgage
           Association, 8.00%, 4/15/27               397,207      432
          Government National Mortgage
           Association, 8.00%, 6/15/27               114,323      124
          Government National Mortgage
           Association, 8.00%, 7/15/27               131,189      143
          Government National Mortgage
           Association, 8.00%, 8/15/27               102,990      112
          Government National Mortgage
           Association, 8.00%, 9/15/27               108,336      118
          Government National Mortgage
           Association, 8.50%, 9/15/21                 5,916        7
          Government National Mortgage
           Association, 8.50%, 3/15/23                   859        1
          Government National Mortgage
           Association, 8.50%, 6/15/23                   687        1
          Government National Mortgage
           Association, 8.50%, 6/15/24                31,017       34
          Government National Mortgage
           Association, 8.50%, 7/15/24                48,660       53
          Government National Mortgage
           Association, 8.50%, 11/15/24              200,600      221
          Government National Mortgage
           Association, 8.50%, 2/15/25                23,773       26
          Government National Mortgage
           Association, 11.00%, 1/15/18            1,789,245    2,075
          Government National Mortgage
           Association TBA, 5.50%, 12/1/25        11,000,000   11,067
          Government National Mortgage
           Association TBA, 5.50%, 2/15/32         3,400,000    3,473
          Housing & Urban Development,
           6.08%, 8/1/13                           4,000,000    4,512
          Housing & Urban Development,
           6.17%, 8/1/14                           3,000,000    3,390
          Rural Housing Trust 1987-1, Series 1,
           Class D, 6.33%, 4/1/26                    565,851      584
          US Treasury, 2.125%, 10/31/04            2,150,000    2,174
          US Treasury, 3.00%, 1/31/04              2,700,000    2,750
          US Treasury, 3.00%, 2/29/04             15,619,000   15,930
          US Treasury, 3.25%, 5/31/04             25,000,000   25,666
          US Treasury, 3.25%, 8/15/07              3,010,000    3,085
          US Treasury, 3.50%, 11/15/06               944,000      982
          US Treasury, 3.625%, 3/31/04             3,500,000    3,601
          US Treasury, 4.375%, 5/15/07             8,400,000    9,020

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
                                                            Market
           Government (Domestic and Foreign)      Shares/    Value
           and Agency Bonds (51.8%)                 Par     (000's)
           ---------------------------------------------------------

           Federal Government and Agencies continued
           US Treasury, 4.625%, 2/28/03         $ 4,145,000 $  4,167
           US Treasury, 4.75%, 11/15/08           2,600,000    2,838
           US Treasury, 5.375%, 2/15/31          21,956,000   23,935
           US Treasury, 6.25%, 5/15/30            2,502,000    2,994
           US Treasury Bond, 6.50%, 5/15/05      61,150,000   67,878
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                       6,689,026    7,244
           US Treasury Inflation Index Bond,
            3.625%, 1/15/08                      26,701,696   29,297
           US Treasury Inflation Index Bond,
            3.875%, 4/15/29                       4,796,093    5,865
           US Treasury Stripped, 0.00%,
            5/15/30                              25,820,000    6,250
                                                            --------
              Total Government (Domestic and
               Foreign) and Agency Bonds
               (Cost:3 $290,608)                             302,680
                                                            --------

           Mortgage/Asset Backed Securities (9.7%)
           ---------------------------------------------------------

           Auto Related (0.0%)
           Fleetwood Credit Corporation
            Grantor Trust, Series 1997-B, Class
            A, 6.40%, 5/15/13                       258,686      267
                                                            --------
              Total                                              267
                                                            --------

           Boat Dealers (0.1%)
           Nationscredit Grantor Trust, Series
            1997-2, Class A1, 6.35%, 4/15/14        456,759      463
                                                            --------
              Total                                              463
                                                            --------

           Commercial Banks (0.5%)
           Nationsbank Lease Pass-Through
            Trust, Series 1997-A, Class 1,
            7.442%, 1/10/11 144A                  2,462,108    2,750
                                                            --------
              Total                                            2,750
                                                            --------

           Commercial Mortgages (7.1%)
           Asset Securitization Corp., Series
            1996-MD6, Class CS1,
            1.632%, 11/13/26 IO                   4,099,129       24
           Asset Securitization Corp., Series
            1996-MD6, Class CS2,
            1.098%, 11/13/26 IO                  85,000,000      941
           Asset Securitization Corp., Series
            1997-D5, Class PS1,
            1.616%, 2/14/41 IO                   11,252,900      756
           Chase Commercial Mortgage
            Securities Corp., Series 1997-1,
            Class B, 7.37%, 4/19/07               1,000,000    1,151
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07             5,000,000    5,579
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07              2,000,000    2,238
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.644%, 12/15/07                      2,000,000    2,211

                                                            Market
            Mortgage/Asset Backed                Shares/     Value
            Securities (9.7%)                      Par      (000's)
            --------------------------------------------------------

            Commercial Mortgages continued
            Credit Suisse First Boston
             Mortgage Securities Corp., Series
             1997-C1, Class A2, 7.26%,
             6/20/07 144A                      $  1,331,054 $  1,483
            Credit Suisse First Boston
             Mortgage Securities Corp., Series
             1997-C1, Class B, 7.28%, 6/20/07
             144A                                 1,500,000    1,702
            Criimi Mae Commercial Mortgage
             Trust, Series 1998-C1, Class A1,
             7.00%, 11/2/06 144A                  3,000,000    3,244
            Criimi Mae Commercial Mortgage
             Trust, Series 1998-C1, Class B,
             7.00%, 11/2/11 144A                  4,000,000    3,973
            DLJ Commercial Mortgage Corp.,
             Series 1998-CF1, Class S,
             0.70%, 1/15/18 IO                  111,970,014    3,454
            DLJ Mortgage Acceptance Corp.,
             Series 1997-CF2, Class S,
             0.35%, 10/15/17 IO 144A             93,196,038    1,751
            The Equitable Life Assurance
             Society, Series 174, Class C1,
             7.52%, 5/15/06 144A                  2,000,000    2,249
            Midland Realty Acceptance Corp.,
             Series 1996-C2, Class AEC,
             1.35%, 1/25/29 IO 144A              10,437,034      460
            Mortgage Capital Funding, Inc.,
             Series 1997-MC1, Class A3,
             7.28%, 3/20/07                       5,323,000    6,050
            Nomura Asset Securities
             Corporation, Series 1998-D6,
             Class A2, 6.99%, 3/17/28             2,800,000    3,231
            RMF Commercial Mortgage Pass-
             Through, Series 1997-1, Class F,
             7.47%, 1/15/19 144A                  1,800,000      920
                                                            --------
               Total                                          41,417
                                                            --------

            Credit Card Asset Backed (0.0%)
            Heilig-Meyers Master Trust, Series
             1998-1A, Class A,
             6.125%, 1/20/07 144A                 1,108,517        6
                                                            --------
               Total                                               6
                                                            --------

            Franchise Loan Receivables (0.2%)
            Enterprise Mortgage Acceptance
             Co., Series 1998-1, Class IO,
             1.37%, 1/15/23 IO 144A              25,644,324      833
            Global Franchise Trust,
             Series 1998-1, Class A1,
             6.35%, 4/10/04 144A                    233,414      229
                                                            --------
               Total                                           1,062
                                                            --------

            Home Equity Loan (0.4%)
            Vanderbilt Mortgage Finance, Inc.,
             Series 1997-B, Class 1A4,
             7.19%, 2/7/14                        2,096,751    2,164
                                                            --------
               Total                                           2,164
                                                            --------

 Select Bond Portfolio


                                                            Market
            Mortgage/Asset Backed                Shares/     Value
            Securities (9.7%)                      Par      (000's)
            --------------------------------------------------------

            Commercial Mortgages continued

            Manufactured Housing (0.1%)
            Mid-State Trust, Series 6, Class
             A3, 7.54%, 7/1/35                 $    761,105 $    784
                                                            --------
               Total                                             784
                                                            --------

            Residential Mortgages (0.1%)
            Blackrock Capital Finance LP,
             Series 1997-R1, Class B3,
             7.75%, 3/25/37 144A                  2,246,011      146
            Blackrock Capital Finance LP,
             Series 1997-R3, Class B3,
             7.25%, 11/25/28 144A                 3,965,446      397
                                                            --------
               Total                                             543
                                                            --------

            Retail-Retail Stores (1.2%)
            LB Mortgage Trust, Series 1991-2,
             Class A3, 8.40%, 1/20/17             6,083,409    7,118
                                                            --------
               Total                                           7,118
                                                            --------

                Total Mortgage/Asset Backed
                 Securities (Cost: $61,131)                   56,574
                                                            --------

            Money Market Investments (17.9%)
            --------------------------------------------------------

            Asset-Backed Securities (CMO'S) (0.9%)
            #Fcar Owner Trust 1, 1.35%, 2/4/03    5,000,000    4,994
                                                            --------
               Total                                           4,994
                                                            --------

            Federal Government and Agencies (0.3%)
            Federal Home Loan Bank,
             1.24%, 3/7/03                        1,600,000    1,597
                                                            --------
               Total                                           1,597
                                                            --------

            Finance Lessors (0.9%)
            #Receivables Capital Corp.,
             1.35%, 1/21/03                       5,000,000    4,996
                                                            --------
               Total                                           4,996
                                                            --------

            Finance Services (0.9%)
            Ciesco LP, 1.33%, 1/30/03             5,000,000    4,995
                                                            --------
               Total                                           4,995
                                                            --------

            Financials (0.8%)
            Salomon Smith Barney Holdings,
             2.06%, 4/9/03                        4,830,000    4,832
                                                            --------
               Total                                           4,832
                                                            --------

            Machinery (0.5%)
            John Deere Capital Corp.,
             1.64%, 1/7/03                        3,000,000    2,999
                                                            --------
               Total                                           2,999
                                                            --------

            Miscellaneous Business Credit Institutions (1.5%)
            National Rural Utility Co.,
             1.38%, 1/13/03                       5,000,000    4,998
            Quincy Capital Corp.,
             1.35%, 1/6/03                        4,400,000    4,399
                                                            --------
               Total                                           9,397
                                                            --------

                                                              Market
          Money Market Investments                Shares/      Value
          (17.9%)                                   Par       (000's)
          ------------------------------------------------------------

          Miscellaneous Manufacturing Industries (0.9%)
          Koch Industries, 1.20%, 1/2/03        $  5,880,000 $  5,880
                                                             --------
             Total                                              5,880
                                                             --------

          Nonclassifiable Establishments (0.8%)
          Thunder Bay Funding, Inc,
           1.35%, 1/7/03                           5,000,000    4,999
                                                             --------
             Total                                              4,999
                                                             --------

          Passenger Car Rental (0.9%)
          Delaware Funding Corp.,
           1.35%, 1/7/03                           5,000,000    4,999
                                                             --------
             Total                                              4,999
                                                             --------

          Personal Credit Institutions (0.9%)
          Toyota Motor Credit Co.,
           1.32%, 1/23/03                          5,000,000    4,996
                                                             --------
             Total                                              4,996
                                                             --------

          Pharmaceutical Preparations (0.9%)
          Wyeth, 1.85%, 1/7/03                     5,000,000    4,998
                                                             --------
             Total                                              4,998
                                                             --------

          Security Brokers and Dealers (0.9%)
          Morgan St. Dean Witter,
           1.32%, 2/4/03                           5,000,000    4,994
                                                             --------
             Total                                              4,994
                                                             --------

          Short Term Business Credit (5.9%)
          American Express Credit,
           1.25%, 2/4/03                           5,000,000    4,994
          Asset Securitization, 1.33%, 1/8/03      5,000,000    4,998
          CXC Inc., 1.76%, 1/17/03                 5,000,000    4,996
          Old Line Funding Corp.,
           1.38%, 1/15/03                          5,000,000    4,997
          Preferred Receivable Funding,
           1.35%, 1/27/03                          5,000,000    4,995
          Transamerica Financial Corp.,
           1.33%, 1/17/03                          5,000,000    4,997
          UBS Finance LLC, 1.32%, 2/10/03          5,000,000    4,993
                                                             --------
             Total                                             34,970
                                                             --------

          Tobacco Products (0.9%)
          Philip Morris Disc, 1.31%, 1/27/03       5,000,000    4,995
                                                             --------
             Total                                              4,995
                                                             --------

              Total Money Market
               Investments
               (Cost: $104,641)                               104,641
                                                             --------

              Total Investments (107.8%)
               (Cost $612,654)`                               629,653
                                                             --------

              Other Assets, Less Liabilities
               (-7.8%)                                        (45,635)
                                                             --------

              Total Net Assets (100.0%)                      $584,018
                                                             --------

 Select Bond Portfolio



` At 12/31/2002 the aggregate cost of securities for federal tax purposes was $621,308 and the net unrealized appreciation of investments based on that cost was $8,345 which is comprised of $30,096 aggregate gross unrealized appreciation and $21,751 aggregate gross unrealized depreciation.

  144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

  IO -- Interest Only Security

++Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                       Unrealized
                                 Number              Appreciation /
                                   of     Expiration (Depreciation)
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             US TEN YEAR
              TREASURY
              NOTE                 87        3/03        $(190)
             (Total Notional
              Value at 12/31/02
              $9,819)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Money Market Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                          Net Assets:
Maximum current income consistent       Achieve stability of capital by investing in short-term debt $501.31 million with liquidity and stability of capital securities.

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. In a year in which stock values declined significantly, the Money Market Portfolio has surpassed returns of most equity funds and indices, with a return of 1.65% for the 12 months ending December 2002.

The main determinant of returns from the Money Market Portfolio is short-term interest rates in general. After dropping significantly in 2001, short-term interest rates were fairly stable during 2002; the Fed reduced the targeted Federal Funds rate just once, in November, from 1.75% to 1.25%. Aware that rates could change in either direction in the future, we have positioned the Portfolio for more nimble action. We now anticipate maintaining a maturity range of 30 to 80 days, versus 35 to 50 days in the past and an industry average of approximately 50 to 55 days.

During 2002, quality commercial paper became increasingly scarce, as the debt of many issuers was downgraded, and rating agencies pressured corporations to replace short-term debt with bonds with longer maturities. With fewer issuers, it has become more difficult to diversify risk in a money market portfolio. In order to maintain credit risk at the desired level, we are buying more Treasury bills and government-guaranteed agency discount notes. Although yields on these securities are below those on commercial paper, all short-term rates are so low now that the income sacrificed is minimal.


 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
  STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                  PORTFOLIO.

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2002


                                                            Market
                                                  Shares/    Value
           Short Term Paper (92.1%)                 Par     (000's)
           ---------------------------------------------------------

           Agricultural Services (1.9%)
           Cargill Inc., 1.32%, 3/21/03         $ 9,740,000 $  9,712
                                                            --------
              Total                                            9,712
                                                            --------

           Asset Backed Security (5.5%)
           Fcar Owner Trust I, 1.64%, 3/13/03    12,500,000   12,460
           New Center Asset Trust,
            1.34%, 2/18/03                       15,000,000   14,973
                                                            --------
              Total                                           27,433
                                                            --------

           Auto Related (8.1%)
           BMW U.S. Capital Corp.,
            1.31%, 1/15/03                       11,955,000   11,949
           Daimler-Chrysler Na Hldg,
            1.92%, 1/24/03                        4,500,000    4,494
           Ford Motor Credit, 1.96%, 1/21/03      4,500,000    4,495
           General Motors Corp., 1.95%, 1/9/03    4,500,000    4,498
           Toyota Motor Credit Co.,
            1.31%, 1/30/03                       15,000,000   14,985
                                                            --------
              Total                                           40,421
                                                            --------

           Commercial Banks (7.5%)
           Dresdner, 1.32%, 2/11/03              12,500,000   12,481
           Marshall &Isley Bank, 1.37%,
            1/31/03                              10,000,000    9,989
           UBS Finance LLC, 1.3%, 3/18/03        15,000,000   14,959
                                                            --------
              Total                                           37,429
                                                            --------

           Diversified Business Finance (3.0%)
           General Electric, 1.84%, 7/9/03        5,000,000    5,000
           General Electric Capital,
            1.31%, 2/14/03                        5,000,000    4,992
           General Electric Capital,
            1.77%, 6/16/03                        5,000,000    4,959
                                                            --------
              Total                                           14,951
                                                            --------

           Finance Lessors (3.0%)
           Receivables Capital Corp.,
            1.32%, 1/17/03                        6,000,000    5,996
           Receivables Capital Corp.,
            1.77%, 1/27/03                        9,220,000    9,209
                                                            --------
              Total                                           15,205
                                                            --------

           Finance Services (11.6%)
           American General, 1.37%, 2/6/03       13,000,000   12,981
           Asset Securitization, 1.32%, 1/21/03  10,000,000    9,993
           Asset Securitization, 1.34%, 1/17/03   5,000,000    4,997
           Ciesco LP, 1.34%, 1/22/03             10,080,000   10,072
           Ciesco LP, 1.77%, 1/10/03              5,190,000    5,188
           Preferred Receivable Funding,
            1.32%, 1/13/03                       11,500,000   11,495

                                                             Market
                                                  Shares/     Value
           Short Term Paper (92.1%)                 Par      (000's)
           ----------------------------------------------------------

           Finance Services continued
           Preferred Receivable Funding,
            1.35%, 1/24/03                       $ 4,000,000 $  3,997
                                                             --------
              Total                                            58,723
                                                             --------

           Government (8.1%)
           Federal Home Loan Bank,
            1.53%, 3/26/03                        15,925,000   15,868
           Federal National Mortgage
            Association, 1.26%, 3/19/03           15,000,000   14,960
           U.S. Treasury Bill, 1.515%, 4/10/03    10,000,000    9,958
                                                             --------
              Total                                            40,786
                                                             --------

           Machinery ( 3.5%)
           Catepillar Financial, 1.31%,
            1/14/03                                8,715,000    8,711
           Caterpillar Financial Services
            Corp., 1.92%, 6/1/03                   4,000,000    4,000
           John Deere Capital Corp.,
            1.64%, 1/7/03                          5,000,000    4,999
                                                             --------
              Total                                            17,710
                                                             --------

           Miscellaneous Business Credit Institutions (5.3%)
           Delaware Funding Corp.,
            1.31%, 2/3/03                         12,900,000   12,885
           Quincy Capital Corp., 1.35%,
            1/31/03                               13,772,000   13,756
                                                             --------
              Total                                            26,641
                                                             --------

           Miscellaneous Manufacturing Industries (3.5%)
           Koch Industries, 1.20%, 1/2/03         17,790,000   17,789
                                                             --------
              Total                                            17,789
                                                             --------

           National Commercial Banks (0.6%)
           Marshall & Ilsley Corp.,
            1.34%, 1/17/03                         3,000,000    2,998
                                                             --------
              Total                                             2,998
                                                             --------

           Nonclassifiable Establishments (3.1%)
           Thunder Bay Funding, Inc.,
            1.33%, 1/24/03                         9,535,000    9,527
           Thunder Bay Funding, Inc.,
            1.35%, 1/10/03                         6,000,000    5,998
                                                             --------
              Total                                            15,525
                                                             --------

           Personal Credit Institutions (8.1%)
           American Express Credit,
            1.32%, 1/14/03                        10,500,000   10,495
           American Express Credit,
            1.32%, 1/31/03                        12,500,000   12,486
           Associates First Capital Corp.,
            1.86%, 6/26/03                         5,000,000    5,000

 Money Market Portfolio


                                                            Market
                                                 Shares/     Value
            Short Term Paper (92.1%)               Par      (000's)
            --------------------------------------------------------

            Personal Credit Institutions continued
            Household Finance Corp.,
             1.55%, 1/21/03                     $ 6,200,000 $  6,195
            Household Finance Corp.,
             1.60%, 2/5/03                        6,200,000    6,190
                                                            --------
               Total                                          40,366
                                                            --------

            Pharmaceutical Preparations (2.5%)
            Wyeth, 1.78%, 2/4/03                  6,200,000    6,190
            Wyeth, 1.85%, 1/6/03                  6,300,000    6,298
                                                            --------
               Total                                          12,488
                                                            --------

            Security Brokers and Dealers
             (6.2%)
            Goldman Sachs Group, Inc.,
             1.89%, 3/5/03                        5,000,000    5,000
            Goldman Sachs Group, Inc.,
             1.78%, 2/3/03                       11,720,000   11,701
            Morgan St. Dean Witter, 1.32%,
             2/4/03                               9,000,000    8,989
            Salomon Smith Barney Hlds.,
             1.33%, 2/24/03                       5,300,000    5,289
                                                            --------
               Total                                          30,979
                                                            --------

            Short Term Business Credit (5.7%)
            CXC Inc., 1.33%, 2/3/03              10,355,000   10,342
            CXC Inc., 1.34%, 2/6/03               3,150,000    3,146
            Old Line Funding Corp., 1.31%,
             2/6/03                              10,000,000    9,987
            Old Line Funding Corp., 1.34%,
             2/7/03                               5,000,000    4,993
                                                            --------
               Total                                          28,468
                                                            --------

            Telephone Communications (1.0%)
            BellSouth Corp., 4.105%, 4/26/03      5,000,000    5,023
                                                            --------
               Total                                           5,023
                                                            --------

            Tobacco Products (2.6%)
            Philip Morris Companies, Inc.,
             1.32%, 2/4/03                       10,000,000    9,987
            Philip Morris Companies, Inc.,
             1.33%, 1/21/03                       3,000,000    2,998
                                                            --------
               Total                                          12,985
                                                            --------

                                                             Market
                                                  Shares/     Value
          Short Term Paper (92.1%)                  Par      (000's)
          -----------------------------------------------------------

          Utility -- Electric (1.3%)
          National Rural Utility, 1.40%,
           1/27/03                              $ 6,300,000 $  6,294
                                                            --------
             Total                                             6,294
                                                            --------

              Total Short Term Paper
               (Cost: $461,926)                              461,926
                                                            --------

          Corporate Bonds Domestic (7.9%)
          -----------------------------------------------------------

          Security Brokers and Dealers (3.7%)
          Merrill Lynch Co., Inc.,
           4.97%, 4/30/03                         2,500,000    2,518
          Merrill Lynch Co., Inc.,
           7.18%, 2/11/03                         3,100,000    3,116
          Merrill Lynch Co., Inc.,
           7.85%, 3/01/03                         4,000,000    4,083
          Morgan Stanley Dean Witter,
           6.875%, 3/1/03                         3,700,000    3,728
          Salomon Smith Barney Holdings,
           Inc., 7.50%, 2/1/03                    5,000,000    5,024
                                                            --------
             Total                                            18,469
                                                            --------

          Short Term Business Credit (2.8%)
          Transamerica Financial Corp.,
           1.31%, 2/10/03                        14,000,000   13,980
                                                            --------
             Total                                            13,980
                                                            --------

          Utility -- Electric (1.4%)
          National Rural Utilities,
           7.375%, 2/10/03                        7,000,000    7,036
                                                            --------
             Total                                             7,036
                                                            --------

              Total Corporate Bonds
               Domestic
               (Cost: $39,485)                                39,485
                                                            --------

              Total Investments (100.0%)
               (Cost $501,411)`                              501,411
                                                            --------

              Other Assets, Less Liabilities
               (0.0%)                                            (98)
                                                            --------

              Total Net Assets (100.0%)                     $501,313
                                                            --------

` Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Accountants' Report


                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave.
Suite 1500
Milwaukee WI 53202
Telephone (414) 212-1600
Facsimile (414) 212-1880

Report of Independent Accountants

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2002 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 31, 2003

 Statements of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
December 31, 2002
(in thousands, except per share amounts)


                                                                                                    Franklin
                                                                                                    Templeton
                                           Small Cap    T. Rowe Price   Aggressive  International International  Index 400
                                          Growth Stock Small Cap Value Growth Stock    Growth        Equity        Stock
                                           Portfolio      Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)..............  $  255,193    $   61,653     $  996,827   $   35,383    $  562,544   $  225,064
  Cash...................................          --         1,725             --          116            97          207
  Due from Futures Variation Margin......          --            --             --           --            --           55
  Due from Sale of Fund Shares...........          --            --             --           41           209           --
  Due from Sale of Securities............          --            26             --            5            --           --
  Due from Sale of Foreign Currency......          --            --             --          224            --           --
  Dividends and Interest Receivable......          18            90            227           93         1,164          153
                                           ----------    ----------     ----------   ----------    ----------   ----------
    Total Assets.........................     255,211        63,494        997,054       35,862       564,014      225,479
                                           ----------    ----------     ----------   ----------    ----------   ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.........         185           309          2,496          221            --           --
  Due on Purchase of Foreign Currency....          --            --             --          228            --           --
  Due on Redemption of Fund Shares.......          --            --             --            1           506           --
  Due to Investment Advisor..............         133            82            467           14           353           50
  Accrued Expenses.......................          13            20             16           25            53           19
  Due on Futures Variation Margin........          --            --             --           --            --           --
                                           ----------    ----------     ----------   ----------    ----------   ----------
    Total Liabilities....................         331           411          2,979          489           912           69
                                           ----------    ----------     ----------   ----------    ----------   ----------
    Net Assets...........................  $  254,880    $   63,083     $  994,075   $   35,373    $  563,102   $  225,410
                                           ==========    ==========     ==========   ==========    ==========   ==========
Represented By:
  Aggregate Paid in Capital (2), (3).....  $  316,909    $   67,686     $1,251,056   $   42,335    $  746,099   $  260,933
  Undistributed Accumulated Net
   Investment Income (Loss)..............          --            36             --           (5)       10,960        1,961
  Undistributed Accumulated Net Realized
   Gain (Loss) on Investments............    (45,904)          (305)      (216,890)      (4,623)      (74,953)      (4,475)
  Net Unrealized Appreciation
   (Depreciation) of:
    Investment Securities................     (16,125)       (4,334)       (40,091)      (2,336)     (119,088)     (32,896)
    Futures Contracts....................          --            --             --           --            --         (113)
    Foreign Currency Transactions........          --            --             --            2            84           --
                                           ----------    ----------     ----------   ----------    ----------   ----------
  Net Assets for Shares Outstanding (2)..  $  254,880    $   63,083     $  994,075   $   35,373    $  563,102   $  225,410
                                           ==========    ==========     ==========   ==========    ==========   ==========
  Net Asset Value, Offering and
   Redemption Price per Share............  $     1.46    $     0.95     $     2.18   $     0.79    $     1.02   $     0.95
                                           ==========    ==========     ==========   ==========    ==========   ==========
(1) Investments, at cost.................  $  271,318    $   65,987     $1,036,918   $   37,719    $  681,632   $  257,960
(2) Shares outstanding...................     175,132        66,203        455,396       44,768       549,889      236,841
(3) Shares authorized, $.01 par value....   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000    2,000,000

   The Accompanying Notes are an Integral Part of the Financial Statements.

               J.P. Morgan
              Select Growth
               and Income   Capital Guardian                                               High Yield
Growth Stock      Stock     Domestic Equity  Index 500 Stock Asset Allocation  Balanced       Bond     Select Bond Money Market
 Portfolio      Portfolio      Portfolio        Portfolio       Portfolio      Portfolio   Portfolio    Portfolio   Portfolio
-------------------------------------------------------------------------------------------------------------------------------
$  551,818     $  365,736      $   74,151      $1,362,613       $   87,061     $2,704,286  $  134,086  $  629,653   $  501,411
        --             --             228              --              137             --         240         664           --
         6             --              --              27               11            369          --          --           --
        --             --              --              --               --             --          --          --           --
        --             --              --              --                1          2,300          14          --           --
        --             --              --              --                1             --          --          --           --
       450            485             167           2,116              443         14,107       3,289       5,605          740
 ----------    ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
   552,274        366,221          74,546       1,364,756           87,654      2,721,062     137,629     635,922      502,151
 ----------    ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------

       631             77             220           1,604              301        158,860          --      51,648          838
        --             --              --              --               --             --          --          --           --
        --             --              --              --               --             --          --          --           --
       211            190              42             243               61            673          61         152           --
        11             10              10              28               32             --          15           1           --
        --             --              --              --               --             --          --         103           --
 ----------    ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
       853            277             272           1,875              394        159,533          76      51,904          838
 ----------    ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
$  551,421     $  365,944      $   74,274      $1,362,881       $   87,260    $ 2,561,529  $  137,553  $  584,018   $  501,313
 ==========    ==========      ==========      ==========       ==========    ===========  ==========  ==========   ==========
$  662,923     $  572,953      $   89,159      $1,310,825       $   96,076    $ 2,179,629  $  231,614  $  538,100   $  501,313
     4,774          3,769              17          21,934               (2)        85,237         159      24,109           --
 (118,121)       (81,452)          (3,894)          4,657           (4,829)       (59,822)    (84,324)      5,000           --
     1,919      (129,326)         (11,008)         25,814           (3,731)       365,951      (9,896)     16,999           --
      (74)             --              --            (349)            (254)        (9,466)         --        (190)          --
        --             --              --              --               --             --          --          --           --
 ----------    ----------      ----------      ----------       ----------    -----------  ----------  ----------   ----------
$  551,421     $  365,944      $   74,274      $1,362,881       $   87,260    $ 2,561,529  $  137,553  $  584,018   $  501,313
 ==========    ==========      ==========      ==========       ==========    ===========  ==========  ==========   ==========
$     1.59     $     0.87      $     0.76      $     2.17       $     0.86    $      1.62  $     0.56  $     1.27   $     1.00
 ==========    ==========      ==========      ==========       ==========    ===========  ==========  ==========   ==========
$  549,899     $  495,062      $   85,159      $1,336,799       $   90,792    $ 2,338,335  $  143,982  $  612,654   $  501,411
   347,218        421,624          97,978         629,065          101,691      1,579,113     244,296     459,566      501,334
 2,000,000      2,000,000       2,000,000       2,000,000        2,000,000      3,000,000   2,000,000   1,000,000    2,000,000

 Statements of Operations


Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2002
(in thousands)

                                                                                                           Franklin
                                                                                                           Templeton
                                                  Small Cap    T. Rowe Price   Aggressive  International International Index 400
                                                 Growth Stock Small Cap Value Growth Stock    Growth        Equity       Stock
                                                  Portfolio      Portfolio     Portfolio     Portfolio     Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Income........................................
   Interest.....................................   $    652       $    37      $   2,271      $    23      $     817   $    256
   Dividends (1)................................        272           707          2,484          534         15,441      2,342
                                                   --------       -------      ---------      -------      ---------   --------
      Total Income..............................        924           744          4,755          557         16,258      2,598
                                                   --------       -------      ---------      -------      ---------   --------
  Expenses
   Management Fees..............................      1,625           412          6,030          243          4,396        571
   Custodian Expenses...........................         23            67             24          102            475         45
   Other Expenses...............................         --            --             --            3              2         --
   Audit Fees...................................         18            13             19           18             23         18
   Shareholder Reporting Expenses...............          2             1              1           --             --          5
                                                   --------       -------      ---------      -------      ---------   --------
      Total Expenses............................      1,668           493          6,074          366          4,896        639
                                                   --------       -------      ---------      -------      ---------   --------
    Less Waived Fees:
      Paid by Affiliate.........................         --            (9)            --          (10)            --         --
      Paid Indirectly...........................         (4)           (1)            (5)          --             --         (4)
                                                   --------       -------      ---------      -------      ---------   --------
      Total Net Expenses........................      1,664           483          6,069          356          4,896        635
                                                   --------       -------      ---------      -------      ---------   --------
   Net Investment Income (Loss).................       (740)          261         (1,314)         201         11,362      1,963
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities........................    (17,952)         (107)      (186,384)      (3,545)       (59,141)       508
   Futures Contracts............................       (598)         (128)       (10,475)          --             --     (1,958)
   Foreign Currency Transactions................         --            --             --           (4)          (323)        --
                                                   --------       -------      ---------      -------      ---------   --------
      Net Realized Gain (Loss) on
       Investments..............................    (18,550)         (235)      (196,859)      (3,549)       (59,464)    (1,450)
                                                   --------       -------      ---------      -------      ---------   --------
  Net Unrealized Appreciation (Depreciation) of
   Investments for the Period:
   Investment Securities........................    (38,361)       (5,490)       (79,605)      (1,089)       (65,979)   (38,601)
   Futures Contracts............................       (291)           --           (255)          --             --       (313)
   Foreign Currency Transactions................         --            --             --           (7)            46         --
                                                   --------       -------      ---------      -------      ---------   --------
      Net Unrealized Appreciation
       (Depreciation) of Investments for
       the Period...............................    (38,652)       (5,490)       (79,860)      (1,096)       (65,933)   (38,914)
                                                   --------       -------      ---------      -------      ---------   --------
  Net Gain (Loss) on Investments................    (57,202)       (5,725)      (276,719)      (4,645)      (125,397)   (40,364)
                                                   --------       -------      ---------      -------      ---------   --------
Net Increase (Decrease) in Net Assets Resulting
 from Operations................................   $(57,942)      $(5,464)     $(278,033)     $(4,444)     $(114,035)  $(38,401)
                                                   ========       =======      =========      =======      =========   ========
  (1) Less Foreign dividend tax.................   $     --       $    --      $       1      $    66      $   1,608   $     --

   The Accompanying Notes are an Integral Part of the Financial Statements.

              J.P. Morgan
             Select Growth
              and Income   Capital Guardian Index 500    Asset               High Yield
Growth Stock     Stock     Domestic Equity    Stock    Allocation Balanced      Bond    Select Bond Money Market
 Portfolio     Portfolio      Portfolio     Portfolio  Portfolio  Portfolio  Portfolio   Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------------
$       997    $     164       $     64     $     404   $ 1,563   $  75,118   $ 14,591    $25,689      $8,907
      6,463        6,174          1,241        24,835       327      18,657        828         --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      7,460        6,338          1,305        25,239     1,890      93,775     15,419     25,689       8,907
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      2,655        2,542            380         3,142       387       8,318        716      1,452       1,401
         14            8             17            69       146          --         18         --          --
         --           --             --            --        --          --         --         --          --
         19           19              9            19        15          --         21         --          --
          1            2              1             7        13          --          6         --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      2,689        2,571            407         3,237       561       8,318        761      1,452       1,401
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
         --           --             --            --       (78)         --         --         --        (130)
        (3)           (3)            (1)           (4)       (1)         --         (1)        --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      2,686        2,568            406         3,233       482       8,318        760      1,452       1,271
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
      4,774        3,770            899        22,006     1,408      85,457     14,659     24,237       7,636
   (60,577)      (51,494)        (3,717)       10,195    (3,079)     30,825    (18,912)    10,356          --
    (4,409)           --             --        (2,638)   (1,545)    (68,166)        --        182          --
         --           --             --            --        --          --         --         74          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------

   (64,986)      (51,494)        (3,717)        7,557    (4,624)    (37,341)   (18,912)    10,612          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
   (86,277)     (105,636)       (11,278)     (431,637)   (3,606)   (263,210)      (272)    20,663          --
      (410)           --             --          (467)     (285)    (10,553)        --       (190)         --
         --           --             --            --        --          --         --         --          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------


   (86,687)     (105,636)       (11,278)     (432,104)   (3,891)   (273,763)      (272)    20,473          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------
  (151,673)     (157,130)       (14,995)     (424,547)   (8,515)   (311,104)   (19,184)    31,085          --
-----------    ---------       --------     ---------   -------   ---------   --------    -------      ------

 $(146,899)    $(153,360)      $(14,096)    $(402,541)  $(7,107)  $(225,647)  $ (4,525)   $55,322      $7,636
===========    =========       ========     =========   =======   =========   ========    =======      ======
$        --    $      12       $      8     $      57   $    20   $      33   $     --    $    --      $   --

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Small Cap Growth Stock Portfolio                          2002         2001
-------------------------------------------------------------------------------
                                                           (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)......................   $   (740)    $    433
   Net Realized Gain (Loss) on Investments...........    (18,550)     (22,674)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period......................    (38,652)      13,879
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    (57,942)      (8,362)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (432)         (19)
   Net Realized Gain on Investments..................         --           (5)
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (432)         (24)
                                                        --------     --------
 Fund Share Transactions
   Proceeds from Sale of 38,312 and 45,505 Shares....     63,816       78,169
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (233 and 13 shares,
     respectively)...................................        432           24
   Payments for 26,639 and 17,164 Shares Redeemed....    (42,442)     (28,673)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (11,906 and 28,354 shares, respectively).......     21,806       49,520
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    (36,568)      41,134
Net Assets
   Beginning of Period...............................    291,448      250,314
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $0 and $433,
     respectively)...................................   $254,880     $291,448
                                                        ========     ========

                                                                   For the period
                                                        For the    July 31, 2001**
                                                       Year Ended      through
                                                      December 31,  December 31,
T. Rowe Price Small Cap Value Portfolio                   2002          2001
----------------------------------------------------------------------------------
                                                             (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    261       $    52
   Net Realized Gain (Loss) on Investments...........       (235)           12
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period......................     (5,490)        1,156
                                                        --------       -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     (5,464)        1,220
                                                        --------       -------
 Distributions to Shareholders from:
   Net Investment Income.............................       (330)          (51)
   Net Realized Gain on Investments..................        (20)           --
                                                        --------       -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (350)          (51)
                                                        --------       -------
 Fund Share Transactions
   Proceeds from Sale of 55,011 and 22,033 Shares....     57,721        21,131
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (358 and 50 shares,
     respectively)...................................        350            51
   Payments for 9,858 and 1,391 Shares Redeemed......    (10,177)       (1,348)
                                                        --------       -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (45,511 and 20,692 shares, respectively).......     47,894        19,834
                                                        --------       -------
 Total Increase (Decrease) in Net Assets.............     42,080        21,003
Net Assets
   Beginning of Period...............................     21,003            --
                                                        --------       -------
   End of Period (Includes undistributed net
     investment income of $36 and $10,
     respectively)...................................   $ 63,083       $21,003
                                                        ========       =======

**Portfolio commenced operations July 31, 2001.

   The Accompanying Notes are an Integral Part of the Financial Statements.

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                         For the        For the
                                                        Year Ended    Year Ended
                                                       December 31,  December 31,
Aggressive Growth Stock Portfolio                          2002          2001
-----------------------------------------------------------------------------------
                                                              (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss).......................  $   (1,314)   $    1,100
   Net Realized Gain (Loss) on Investments............    (196,859)        8,908
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period.......................     (79,860)     (348,808)
                                                        ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................    (278,033)     (338,800)
                                                        ----------    ----------
 Distributions to Shareholders from:
   Net Investment Income..............................      (1,101)       (1,517)
   Net Realized Gain on Investments...................     (24,420)     (310,659)
                                                        ----------    ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................     (25,521)     (312,176)
                                                        ----------    ----------
 Fund Share Transactions
     Proceeds from Sale of 39,350 and 86,780
      Shares..........................................      99,265       305,560
     Proceeds from Shares Issued on Reinvestment
      of Distributions Paid (9,223 and 101,785
      shares, respectively)...........................      25,521       312,176
     Payments for 68,530 and 92,520 Shares
      Redeemed........................................    (169,033)     (320,897)
                                                        ----------    ----------
      Net Increase (Decrease) in Net Assets
        Resulting from Fund Share Transactions
        ((19,957) and 96,045 shares, respectively)....     (44,247)      296,839
                                                        ----------    ----------
 Total Increase (Decrease) in Net Assets..............   (347,801)      (354,137)
Net Assets
   Beginning of Period................................   1,341,876     1,696,013
                                                        ----------    ----------
   End of Period (Includes undistributed net
     investment income of $0 and $1,100,
     respectively)....................................  $  994,075    $1,341,876
                                                        ==========    ==========

                                                                    For the period
                                                         For the    July 31, 2001**
                                                        Year Ended      through
                                                       December 31,  December 31,
International Growth Portfolio                             2002          2001
-----------------------------------------------------------------------------------
                                                              (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss).......................  $      201    $        6
   Net Realized Gain (Loss) on Investments............      (3,549)       (1,110)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period.......................      (1,096)       (1,238)
                                                        ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................      (4,444)       (2,342)
                                                        ----------    ----------
 Distributions to Shareholders from:
   Net Investment Income..............................        (186)           --
   Net Realized Gain on Investments...................          --            --
                                                        ----------    ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................        (186)           --
                                                        ----------    ----------
 Fund Share Transactions
   Proceeds from Sale of 33,327 and 29,730 Shares.....      28,213        29,286
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (239 and 0 shares,
     respectively)....................................         186            --
   Payments for 18,478 and 50 Shares Redeemed.........     (15,296)          (44)
                                                        ----------    ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (15,088 and 29,680 shares, respectively)........      13,103        29,242
                                                        ----------    ----------
 Total Increase (Decrease) in Net Assets..............       8,473        26,900
Net Assets
   Beginning of Period................................      26,900            --
                                                        ----------    ----------
   End of Period (Includes undistributed net
     investment income of ($5) and $0,
     respectively)....................................  $   35,373    $   26,900
                                                        ==========    ==========

**Portfolio commenced operations July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Franklin Templeton International Equity Portfolio                   2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................  $  11,362   $    14,894
   Net Realized Gain (Loss) on Investments.....................    (59,464)      (16,599)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................    (65,933)     (106,892)
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................   (114,035)     (108,597)
                                                                 ---------   -----------
 Distributions to Shareholders from:
   Net Investment Income.......................................    (13,714)      (13,356)
   Net Realized Gain on Investments............................         --       (67,555)
                                                                 ---------   -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................    (13,714)      (80,911)
                                                                 ---------   -----------
 Fund Share Transactions
   Proceeds from Sale of 793,092 and 897,043 Shares............    933,407     1,261,855
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,614 and 57,917 shares,
     respectively).............................................     13,714        80,911
   Payments for 821,108 and 883,476 Shares Redeemed............   (972,683)   (1,246,462)
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ( (17,402) and 71,484 shares,
      respectively)............................................    (25,562)       96,304
                                                                 ---------   -----------
 Total Increase (Decrease) in Net Assets.......................   (153,311)      (93,204)
Net Assets
   Beginning of Period.........................................    716,413       809,617
                                                                 ---------   -----------
   End of Period (Includes undistributed net investment
     income of $10,960 and $13,635, respectively)..............  $ 563,102   $   716,413
                                                                 =========   ===========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Index 400 Stock Portfolio                                           2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................   $  1,963     $  1,833
   Net Realized Gain (Loss) on Investments.....................     (1,450)      (2,974)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................    (38,914)       2,256
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................    (38,401)       1,115
                                                                  --------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (1,830)         (21)
   Net Realized Gain on Investments............................         --       (2,155)
                                                                  --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (1,830)      (2,176)
                                                                  --------     --------
 Fund Share Transactions
   Proceeds from Sale of 74,689 and 77,185 Shares..............     80,833       84,032
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,547 and 1,962 shares,
     respectively).............................................      1,830        2,176
   Payments for 27,258 and 11,583 Shares Redeemed..............    (27,756)     (12,029)
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (48,978 and 67,564 shares,
      respectively)............................................     54,907       74,179
                                                                  --------     --------
 Total Increase (Decrease) in Net Assets.......................     14,676       73,118
Net Assets
   Beginning of Period.........................................    210,734      137,616
                                                                  --------     --------
   End of Period (Includes undistributed net investment
     income of $1,961 and $1,833, respectively)................   $225,410     $210,734
                                                                  ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Growth Stock Portfolio                                              2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   4,774    $   7,118
   Net Realized Gain (Loss) on Investments.....................    (64,986)     (49,900)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................    (86,687)     (69,647)
                                                                 ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................   (146,899)    (112,429)
                                                                 ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (7,118)      (5,419)
   Net Realized Gain on Investments............................         --      (25,531)
                                                                 ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (7,118)     (30,950)
                                                                 ---------    ---------
 Fund Share Transactions
   Proceeds from Sale of 46,554 and 37,823 Shares..............     84,505       81,112
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,673 and 14,152 shares,
     respectively).............................................      7,118       30,950
   Payments for 46,693 and 20,655 Shares Redeemed..............    (82,763)     (42,921)
                                                                 ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (3,534 and 31,320 shares,
      respectively)............................................      8,860       69,141
                                                                 ---------    ---------
 Total Increase (Decrease) in Net Assets.......................   (145,157)     (74,238)
Net Assets
   Beginning of Period.........................................    696,578      770,816
                                                                 ---------    ---------
   End of Period (Includes undistributed net investment
     income of $4,774 and $7,118, respectively)................  $ 551,421    $ 696,578
                                                                 =========    =========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
J.P. Morgan Select Growth and Income Stock Portfolio                2002         2001
-----------------------------------------------------------------------------------------
                                                                     (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   3,770     $  4,120
   Net Realized Gain (Loss) on Investments.....................    (51,494)     (19,827)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period................................   (105,636)     (30,330)
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................   (153,360)     (46,037)
                                                                 ---------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (4,121)      (4,262)
   Net Realized Gain on Investments............................         --      (15,376)
                                                                 ---------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (4,121)     (19,638)
                                                                 ---------     --------
 Fund Share Transactions
   Proceeds from Sale of 39,423 and 39,693 Shares..............     41,359       49,815
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,763 and 15,282 shares,
     respectively).............................................      4,121       19,638
   Payments for 71,491 and 28,597 Shares Redeemed..............    (70,727)     (35,087)
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ((28,305) and 26,378 shares,
      respectively)............................................    (25,247)      34,366
                                                                 ---------     --------
 Total Increase (Decrease) in Net Assets.......................   (182,728)     (31,309)
Net Assets
   Beginning of Period.........................................    548,672      579,981
                                                                 ---------     --------
   End of Period (Includes undistributed net investment
     income of $3,769 and $4,120, respectively)................  $ 365,944     $548,672
                                                                 =========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                                    For the period
                                                        For the    July 31, 2001 **
                                                       Year Ended      through
                                                      December 31,   December 31,
Capital Guardian Domestic Equity Portfolio                2002           2001
-----------------------------------------------------------------------------------
                                                             (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    899       $   171
   Net Realized Gain (Loss) on Investments...........     (3,717)         (183)
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period......................    (11,278)          270
                                                        --------       -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    (14,096)          258
                                                        --------       -------
 Distributions to Shareholders from:
   Net Investment Income.............................       (882)         (168)
   Net Realized Gain on Investments..................         --            --
                                                        --------       -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (882)         (168)
                                                        --------       -------
 Fund Share Transactions
   Proceeds from Sale of 58,893 and 42,542 Shares....     50,973        41,341
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,153 and 174 shares,
     respectively)...................................        882           168
   Payments for 3,873 and 911 Shares Redeemed........     (3,325)         (877)
                                                        --------       -------
   Net Increase (Decrease) in Net Assets
     Resulting from Fund Share Transactions
     (56,173 and 41,805 shares, respectively)........     48,530        40,632
                                                        --------       -------
 Total Increase (Decrease) in Net Assets.............     33,552        40,722
Net Assets
   Beginning of Period...............................     40,722            --
                                                        --------       -------
   End of Period (Includes undistributed net
     investment income of $17 and $3,
     respectively)...................................   $ 74,274       $40,722
                                                        ========       =======

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 500 Stock Portfolio                                 2002         2001
-------------------------------------------------------------------------------
                                                           (in thousands)
Changes in Net Assets
 Operations
   Net Investment Income (Loss)......................  $   22,006   $   21,311
   Net Realized Gain (Loss) on Investments...........       7,557       32,819
   Net Unrealized Appreciation (Depreciation) of
     Investments for the Period......................    (432,104)    (302,274)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    (402,541)    (248,144)
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................     (21,302)     (24,105)
   Net Realized Gain on Investments..................     (35,471)     (59,088)
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (56,773)     (83,193)
                                                       ----------   ----------
 Fund Share Transactions
   Proceeds from Sale of 69,220 and 47,523 Shares....     173,178      142,837
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (21,521 and 26,836
     shares, respectively)...........................      56,773       83,193
   Payments for 95,445 and 49,022 Shares Redeemed....    (229,631)    (145,755)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((4,704) and 25,337 shares, respectively)......         320       80,275
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............    (458,994)    (251,062)
Net Assets
   Beginning of Period...............................   1,821,875    2,072,937
                                                       ----------   ----------
   End of Period (Includes undistributed net
     investment income of $21,934 and $21,311,
     respectively)...................................  $1,362,881   $1,821,875
                                                       ==========   ==========

**Portfolio commenced operations July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                             For the period
                                                  For the    July 31, 2001**
                                                 Year Ended      through
                                                December 31,  December 31,
    Asset Allocation Portfolio                      2002          2001
    ------------------------------------------------------------------------
                                                       (in thousands)
    Changes in Net Assets
     Operations
       Net Investment Income (Loss)............   $ 1,408        $   286
       Net Realized Gain (Loss) on
         Investments...........................    (4,624)          (202)
       Net Unrealized Appreciation
         (Depreciation) of Investments for
         the Period............................    (3,891)           (94)
                                                  -------        -------
         Net Increase (Decrease) in Net
          Assets Resulting from Operations.....    (7,107)           (10)
                                                  -------        -------
     Distributions to Shareholders from:
       Net Investment Income...................    (1,415)          (284)
       Net Realized Gain on Investments........        --             --
                                                  -------        -------
         Net Decrease in Net Assets
          Resulting from Distributions to
          Shareholders.........................    (1,415)          (284)
                                                  -------        -------
     Fund Share Transactions
       Proceeds from Sale of 66,250 and
         41,212 Shares.........................    61,003         40,347
       Proceeds from Shares Issued on
         Reinvestment of Distributions Paid
         (1,657 and 292 shares,
         respectively).........................     1,415            284
       Payments for 7,491 and 229 Shares
         Redeemed..............................    (6,752)          (221)
                                                  -------        -------
         Net Increase (Decrease) in Net
          Assets Resulting from Fund Share
          Transactions (60,416 and 41,275
          shares, respectively)................    55,666         40,410
                                                  -------        -------
     Total Increase (Decrease) in Net Assets...    47,144         40,116
    Net Assets
       Beginning of Period.....................    40,116             --
                                                  -------        -------
       End of Period (Includes
         undistributed net investment
         income of ($2) and $2,
         respectively).........................   $87,260        $40,116
                                                  =======        =======

                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     Balanced Portfolio                              2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............  $   85,457   $  115,576
        Net Realized Gain (Loss) on
          Investments...........................     (37,341)     (11,248)
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................    (273,763)    (207,767)
                                                  ----------   ----------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....    (225,647)    (103,439)
                                                  ----------   ----------
      Distributions to Shareholders from:
        Net Investment Income...................    (106,128)    (127,987)
        Net Realized Gain on Investments........          --     (112,544)
                                                  ----------   ----------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................    (106,128)    (240,531)
                                                  ----------   ----------
      Fund Share Transactions
        Proceeds from Sale of 100,999 and
          44,213 Shares.........................     173,165       82,145
        Proceeds from Shares Issued on
          Reinvestment of Distributions Paid
          (61,452 and 129,457 shares,
          respectively).........................     106,128      240,531
        Payments for 237,957 and 118,592
          Shares Redeemed.......................    (397,126)    (220,768)
                                                  ----------   ----------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions ( (75,506) and
           55,078 shares, respectively).........    (117,833)     101,908
                                                  ----------   ----------
      Total Increase (Decrease) in Net Assets...    (449,608)    (242,062)
     Net Assets
        Beginning of Period.....................   3,011,137    3,253,199
                                                  ----------   ----------
        End of Period (Includes
          undistributed net investment
          income of $85,237 and $105,732,
          respectively).........................  $2,561,529   $3,011,137
                                                  ==========   ==========

**Portfolio commenced operations July 31, 2001.
    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.



                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     High Yield Bond Portfolio                       2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............  $  14,659     $ 15,629
        Net Realized Gain (Loss) on
          Investments...........................    (18,912)     (19,780)
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................       (272)      10,959
                                                  ---------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....     (4,525)       6,808
                                                  ---------     --------
      Distributions to Shareholders from:
        Net Investment Income...................    (14,697)     (15,601)
        Net Realized Gain on Investments........         --           --
                                                  ---------     --------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................    (14,697)     (15,601)
                                                  ---------     --------
      Fund Share Transactions...................
        Proceeds from Sale of 34,172 and
          35,236 Shares.........................     21,670       25,721
        Proceeds from Shares Issued on
          Reinvestment of Distributions
          Paid (26,069 and 24,080 shares,
          respectively).........................     14,697       15,601
        Payments for 43,587 and 31,719
          Shares Redeemed.......................    (27,262)     (23,066)
                                                  ---------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions (16,654 and 27,597
           shares, respectively)................      9,105       18,256
                                                  ---------     --------
      Total Increase (Decrease) in Net Assets...   (10,117)        9,463
     Net Assets
        Beginning of Period.....................    147,670      138,207
                                                  ---------     --------
        End of Period (Includes
          undistributed net investment
          income of $159 and $196,
          respectively).........................  $ 137,553     $147,670
                                                  =========     ========

                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     Select Bond Portfolio                           2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............   $ 24,237     $ 21,595
        Net Realized Gain (Loss) on
          Investments...........................     10,612       10,082
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................     20,473        1,654
                                                   --------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....     55,322       33,331
                                                   --------     --------
      Distributions to Shareholders from:.......
        Net Investment Income...................    (21,737)     (19,294)
        Net Realized Gain on Investments........     (3,098)          --
                                                   --------     --------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................    (24,835)     (19,294)
                                                   --------     --------
      Fund Share Transactions...................
        Proceeds from Sale of 155,728 and
          87,848 Shares.........................    189,851      104,150
        Proceeds from Shares Issued on
          Reinvestment of Distributions Paid
          (21,354 and 16,955 shares,
          respectively).........................     24,835       19,294
        Payments for 54,469 and 20,005
          Shares Redeemed.......................    (66,561)     (23,753)
                                                   --------     --------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions (122,613 and 84,798
           shares, respectively)................    148,125       99,691
                                                   --------     --------
      Total Increase (Decrease) in Net Assets...    178,612      113,728
     Net Assets
        Beginning of Period.....................    405,406      291,678
                                                   --------     --------
        End of Period (Includes
          undistributed net investment
          income of $24,109 and $21,476,
          respectively).........................   $584,018     $405,406
                                                   ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                   For the      For the
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
     Money Market Portfolio                          2002         2001
     ---------------------------------------------------------------------
                                                      (in thousands)
     Changes in Net Assets
      Operations
        Net Investment Income (Loss)............ $     7,636  $    15,878
        Net Realized Gain (Loss) on
          Investments...........................          --           --
        Net Unrealized Appreciation
          (Depreciation) of Investments for
          the Period............................          --           --
                                                 -----------  -----------
          Net Increase (Decrease) in Net
           Assets Resulting from Operations.....       7,636       15,878
                                                 -----------  -----------
      Distributions to Shareholders from:
        Net Investment Income...................      (7,657)     (15,878)
        Net Realized Gain on Investments........          --           --
                                                 -----------  -----------
          Net Decrease in Net Assets
           Resulting from Distributions to
           Shareholders.........................      (7,657)     (15,878)
                                                 -----------  -----------
      Fund Share Transactions
        Proceeds from Sale of 1,171,850 and
          1,720,066 Shares......................   1,171,850    1,720,084
        Proceeds from Shares Issued on
          Reinvestment of Distributions Paid
          (7,657 and 15,879 shares,
          respectively).........................       7,657       15,879
        Payments for 1,136,862 and 1,661,729
          Shares Redeemed.......................  (1,136,862)  (1,661,729)
                                                 -----------  -----------
          Net Increase (Decrease) in Net
           Assets Resulting from Fund Share
           Transactions (42,645 and 74,216
           shares, respectively)................      42,645       74,234
                                                 -----------  -----------
      Total Increase (Decrease) in Net Assets...      42,624       74,234
     Net Assets
        Beginning of Period.....................     458,689      384,455
                                                 -----------  -----------
        End of Period (Includes
          undistributed net investment
          income of $0 and $0, respectively).... $   501,313  $   458,689
                                                 ===========  ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                               For the Period
                                                                                               April 30, 1999*
                                                                      For the Year Ended           through
                                                                         December 31,           December 31,
Small Cap Growth Stock Portfolio                                 ----------------------------       1999
(For a share outstanding throughout the period)                    2002      2001      2000    ---------------
-----------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.79  $   1.86  $   1.79      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       --        --        --           --
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.33)    (0.07)     0.13         0.85
                                                                 --------  --------  --------      -------
     Total from Investment Operations...........................    (0.33)    (0.07)     0.13         0.85
                                                                 --------  --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................       --        --        --           --
    Distributions from Realized Gains on Investments............       --        --     (0.06)       (0.06)
                                                                 --------  --------  --------      -------
     Total Distributions........................................       --        --     (0.06)       (0.06)
                                                                 --------  --------  --------      -------
Net Asset Value, End of Period.................................. $   1.46  $   1.79  $   1.86      $  1.79
                                                                 ========  ========  ========      =======
Total Return+...................................................  (18.42%)   (3.76%)    6.71%       86.09%
                                                                 ========  ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $254,880  $291,448  $250,314      $71,483
                                                                 ========  ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.60%     0.60%     0.67%        1.03%***
                                                                 ========  ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.60%     0.60%     0.67%        1.00%***
                                                                 ========  ========  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.26%)    0.17%     0.19%       (0.07%)***
                                                                 ========  ========  ========      =======
Portfolio Turnover Rate.........................................   41.87%    70.58%    86.13%       70.72%
                                                                 ========  ========  ========      =======

                                                                                    For the Period
                                                                    For the Year    July 31, 2001**
T. Rowe Price Small Cap Value Portfolio                          Ended December 31,     through
                                                                        2002         December 31,
(For a share outstanding throughout the period)                  ------------------      2001
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $  1.02           $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................         0.01                --
    Net Realized and Unrealized Gains (Losses) on Investments...        (0.07)             0.02
                                                                      -------           -------
     Total from Investment Operations...........................        (0.06)             0.02
                                                                      -------           -------
  Less Distributions:
    Distributions from Net Investment Income....................        (0.01)               --
    Distributions from Realized Gains on Investments............           --                --
                                                                      -------           -------
     Total Distributions........................................        (0.01)               --
                                                                      -------           -------
Net Asset Value, End of Period..................................      $  0.95           $  1.02
                                                                      =======           =======
Total Return+...................................................       (5.58%)            1.76%
                                                                      =======           =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $63,083           $21,003
                                                                      =======           =======
Ratio of Gross Expenses to Average Net Assets...................        1.02%             1.36%***
                                                                      =======           =======
Ratio of Net Expenses to Average Net Assets.....................        1.00%             1.00%***
                                                                      =======           =======
Ratio of Net Investment Income (Losses) to Average Net Assets...        0.54%             1.03%***
                                                                      =======           =======
Portfolio Turnover Rate.........................................       28.26%            49.70%
                                                                      =======           =======

 * Portfolio commenced operations April 30, 1999.
** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                              For the Year Ended December 31,
Aggressive Growth Stock Portfolio                                --------------------------------------------------------
(For a share outstanding throughout the period)                    2002       2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   2.82  $     4.47  $     4.81  $     3.46  $     3.34
  Income from Investment Operations:
    Net Investment Income.......................................       --          --          --          --          --
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.59)      (0.83)       0.29        1.48        0.24
                                                                 --------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................    (0.59)      (0.83)       0.29        1.48        0.24
                                                                 --------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................       --          --          --          --          --
    Distributions from Realized Gains on Investments............    (0.05)      (0.82)      (0.63)      (0.13)      (0.12)
                                                                 --------  ----------  ----------  ----------  ----------
     Total Distributions........................................    (0.05)      (0.82)      (0.63)      (0.13)      (0.12)
                                                                 --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $   2.18  $     2.82  $     4.47  $     4.81  $     3.46
                                                                 ========  ==========  ==========  ==========  ==========
Total Return+...................................................  (21.15%)    (19.87%)      6.18%      43.78%       7.56%
                                                                 ========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $994,075  $1,341,876  $1,696,013  $1,485,311  $1,137,466
                                                                 ========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................    0.52%       0.52%       0.52%       0.51%       0.52%
                                                                 ========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.11%)      0.08%       0.09%      (0.02%)      0.04%
                                                                 ========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................   43.37%      70.40%      63.18%      68.64%      50.43%
                                                                 ========  ==========  ==========  ==========  ==========

                                                                                    For the Period
                                                                    For the Year    July 31, 2001**
International Growth Portfolio                                   Ended December 31,     through
                                                                        2002         December 31,
(For a share outstanding throughout the period)                  ------------------      2001
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $   0.91          $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................            --               --
    Net Realized and Unrealized Gains (Losses) on Investments...         (0.12)           (0.09)
                                                                      --------          -------
     Total from Investment Operations...........................         (0.12)           (0.09)
                                                                      --------          -------
  Less Distributions:
    Distributions from Net Investment Income....................            --               --
    Distributions from Realized Gains on Investments............            --               --
                                                                      --------          -------
     Total Distributions........................................            --               --
                                                                      --------          -------
Net Asset Value, End of Period..................................      $   0.79          $  0.91
                                                                      ========          =======
Total Return+...................................................       (12.34%)          (9.40%)
                                                                      ========          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $ 35,373          $26,900
                                                                      ========          =======
Ratio of Gross Expenses to Average Net Assets...................         1.15%            1.25%***
                                                                      ========          =======
Ratio of Net Expenses to Average Net Assets.....................         1.10%            1.10%***
                                                                      ========          =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....         0.62%            0.05%***
                                                                      ========          =======
Portfolio Turnover Rate.........................................        27.28%           18.45%
                                                                      ========          =======

** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                          For the Year Ended December 31,
Franklin Templeton International Equity Portfolio                ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.26  $   1.63  $   1.78  $   1.68  $   1.69
  Income from Investment Operations:
    Net Investment Income.......................................     0.02      0.02      0.02      0.03      0.05
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.24)    (0.23)    (0.04)     0.33      0.04
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.22)    (0.21)    (0.02)     0.36      0.09
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.02)    (0.03)    (0.04)    (0.05)    (0.04)
    Distributions from Realized Gains on Investments............       --     (0.13)    (0.09)    (0.21)    (0.06)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.16)    (0.13)    (0.26)    (0.10)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.02  $   1.26  $   1.63  $   1.78  $   1.68
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................  (17.40%)  (14.00%)   (0.79%)   22.88%     4.82%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $563,102  $716,413  $809,617  $772,170  $671,106
                                                                 ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.74%     0.74%     0.73%     0.74%     0.76%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    1.72%     1.99%     1.77%     2.62%     3.38%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   30.94%    34.52%    26.95%    38.37%    30.41%
                                                                 ========  ========  ========  ========  ========

                                                                                                 For the Period
                                                                                                 April 30, 1999*
                                                                                                     through
                                                                 For the Year Ended December 31,  December 31,
Index 400 Stock Portfolio                                        ----------------------------         1999
(For a share outstanding throughout the period)                    2002        2001      2000    ---------------
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.12    $   1.14  $   1.11      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01          --      0.01         0.01
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.17)      (0.01)     0.16         0.12
                                                                 --------    --------  --------      -------
    Total from Investment Operations............................    (0.16)      (0.01)     0.18         0.13
                                                                 --------    --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)         --     (0.02)       (0.01)
    Distributions from Realized Gains on Investments............       --       (0.01)    (0.13)       (0.01)
                                                                 --------    --------  --------      -------
     Total Distributions........................................    (0.01)      (0.01)    (0.15)       (0.02)
                                                                 --------    --------  --------      -------
Net Asset Value, End of Period.................................. $   0.95    $   1.12  $   1.14      $  1.11
                                                                 ========    ========  ========      =======
Total Return+...................................................  (14.54%)     (0.65%)   17.21%       12.83%
                                                                 ========    ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $225,410    $210,734  $137,616      $59,644
                                                                 ========    ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.28%       0.31%     0.32%        0.46%***
                                                                 ========    ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.28%       0.31%     0.32%        0.35%***
                                                                 ========    ========  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.86%       1.06%     1.71%        1.69%***
                                                                 ========    ========  ========      =======
Portfolio Turnover Rate.........................................   15.60%      19.06%    54.60%       26.51%
                                                                 ========    ========  ========      =======

 * Portfolio commenced operations April 30, 1999.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                          For the Year Ended December 31,
Growth Stock Portfolio                                           ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   2.03  $   2.47  $   2.66  $   2.25  $   1.81
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.02      0.03      0.03      0.02
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.43)    (0.36)    (0.09)     0.47      0.46
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.42)    (0.34)    (0.06)     0.50      0.48
                                                                 --------  --------  --------  --------  --------
  Less Distributions:...........................................
    Distributions from Net Investment Income....................    (0.02)    (0.02)    (0.02)    (0.03)    (0.02)
    Distributions from Realized Gains on Investments............       --     (0.08)    (0.11)    (0.06)    (0.02)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.10)    (0.13)    (0.09)    (0.04)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.59  $   2.03  $   2.47  $   2.66  $   2.25
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................  (20.83%)  (14.22%)   (2.49%)   22.50%    26.69%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $551,421  $696,578  $770,816  $676,134  $421,282
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.43%     0.43%     0.43%     0.43%     0.46%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.76%     1.01%     1.12%     1.22%     1.10%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   28.06%    27.98%    28.01%    27.26%    21.64%
                                                                 ========  ========  ========  ========  ========

J.P. Morgan Select Growth and Income Stock
Portfolio                                                                 For the Year Ended December 31,
                                                                 ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.22  $   1.37  $   1.56  $   1.62  $   1.33
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.35)    (0.11)    (0.11)     0.12      0.29
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.34)    (0.10)    (0.10)     0.13      0.30
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)       --     (0.01)
    Distributions from Realized Gains on Investments............       --     (0.04)    (0.08)    (0.19)       --
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.05)    (0.09)    (0.19)    (0.01)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   0.87  $   1.22  $   1.37  $   1.56  $   1.62
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................  (28.20%)   (7.77%)   (6.97%)    7.47%    23.14%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $365,944  $548,672  $579,981  $661,552  $570,970
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.58%     0.58%     0.57%     0.57%     0.58%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.85%     0.75%     0.68%     0.80%     1.00%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   29.20%    44.37%    47.67%   106.93%   160.40%
                                                                 ========  ========  ========  ========  ========

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                                    For the Period
                                                                                    July 31, 2001**
Capital Guardian Domestic Equity Portfolio                          For the Year        through
                                                                 Ended December 31,  December 31,
(For a share outstanding throughout the period)                         2002             2001
---------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $   0.97          $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................          0.01               --
    Net Realized and Unrealized Gains (Losses) on Investments...         (0.21)           (0.03)
                                                                      --------          -------
     Total from Investment Operations...........................         (0.20)           (0.03)
                                                                      --------          -------
  Less Distributions:
    Distributions from Net Investment Income....................         (0.01)              --
    Distributions from Realized Gains on Investments............            --               --
                                                                      --------          -------
     Total Distributions........................................         (0.01)              --
                                                                      --------          -------
Net Asset Value, End of Period..................................      $   0.76          $  0.97
                                                                      ========          =======
Total Return+...................................................       (21.24%)          (2.19%)
                                                                      ========          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $ 74,274          $40,722
                                                                      ========          =======
Ratio of Gross Expenses to Average Net Assets...................         0.70%            0.90%***
                                                                      ========          =======
Ratio of Net Expenses to Average Net Assets.....................         0.70%            0.75%***
                                                                      ========          =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....         1.54%            1.32%***
                                                                      ========          =======
Portfolio Turnover Rate.........................................        22.42%           18.98%
                                                                      ========          =======

Index 500 Stock Portfolio                                                      For the Year Ended December 31,
                                                                 ----------------------------------------------------------
(For a share outstanding throughout the period)                     2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.87  $     3.41  $     3.89  $     3.29  $     2.64
  Income from Investment Operations:
    Net Investment Income.......................................       0.03        0.03        0.04        0.04        0.04
    Net Realized and Unrealized Gains (Losses) on Investments...      (0.64)      (0.43)      (0.37)       0.64        0.71
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................      (0.61)      (0.40)      (0.33)       0.68        0.75
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.03)      (0.04)      (0.04)      (0.03)      (0.04)
    Distributions from Realized Gains on Investments............      (0.06)      (0.10)      (0.11)      (0.05)      (0.06)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.09)      (0.14)      (0.15)      (0.08)      (0.10)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.17  $     2.87  $     3.41  $     3.89  $     3.29
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return+...................................................    (22.07%)    (11.88%)     (8.75%)     20.91%      28.72%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,362,881  $1,821,875  $2,072,937  $2,271,956  $1,690,680
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.21%       0.21%       0.20%       0.20%       0.21%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....      1.40%       1.13%       1.08%       1.16%       1.40%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................      6.55%       2.92%       6.47%       5.65%       3.03%
                                                                 ==========  ==========  ==========  ==========  ==========

** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                    For the Period
                                                                    For the Year    July 31, 2001**
Asset Allocation Portfolio                                       Ended December 31,     through
                                                                        2002         December 31,
(For a share outstanding throughout the period)                  ------------------      2001
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................      $   0.97          $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................          0.01             0.01
    Net Realized and Unrealized Gains (Losses) on Investments...         (0.11)           (0.03)
                                                                      --------          -------
     Total from Investment Operations...........................         (0.10)           (0.02)
                                                                      --------          -------
  Less Distributions:
    Distributions from Net Investment Income....................         (0.01)           (0.01)
    Distributions from Realized Gains on Investments............            --               --
                                                                      --------          -------
     Total Distributions........................................         (0.01)           (0.01)
                                                                      --------          -------
Net Asset Value, End of Period..................................      $   0.86          $  0.97
                                                                      ========          =======
Total Return+...................................................       (10.26%)          (2.10%)
                                                                      ========          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................      $ 87,260          $40,116
                                                                      ========          =======
Ratio of Gross Expenses to Average Net Assets...................         0.87%            0.92%***
                                                                      ========          =======
Ratio of Net Expenses to Average Net Assets.....................         0.75%            0.75%***
                                                                      ========          =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....         2.18%            2.19%***
                                                                      ========          =======
Portfolio Turnover Rate.........................................       112.73%           55.88%
                                                                      ========          =======

Balanced Portfolio                                                             For the Year Ended December 31,
                                                                 ----------------------------------------------------------
(For a share outstanding throughout the period)                     2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     1.82  $     2.03  $     2.22  $     2.22  $     1.99
  Income from Investment Operations:
    Net Investment Income.......................................       0.06        0.08        0.08        0.07        0.07
    Net Realized and Unrealized Gains (Losses) on Investments...      (0.20)      (0.13)      (0.09)       0.17        0.29
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................      (0.14)      (0.05)      (0.01)       0.24        0.36
                                                                 ----------  ----------  ----------  ----------  ----------
Less Distributions:
    Distributions from Net Investment Income....................      (0.06)      (0.08)      (0.07)      (0.07)      (0.07)
    Distributions from Realized Gains on Investments............         --       (0.08)      (0.11)      (0.17)      (0.06)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.06)      (0.16)      (0.18)      (0.24)      (0.13)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     1.62  $     1.82  $     2.03  $     2.22  $     2.22
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return+...................................................     (7.54%)     (3.15%)     (0.17%)     11.18%      18.88%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $2,561,529  $3,011,137  $3,253,199  $3,557,900  $3,282,071
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....      3.08%       3.75%       3.47%       3.36%       3.48%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................     53.12%      50.37%      24.36%      27.16%      44.18%
                                                                 ==========  ==========  ==========  ==========  ==========

** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                          For the Year Ended December 31,
High Yield Bond Portfolio                                        ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.65  $   0.69  $   0.82  $   0.94  $   1.06
  Income from Investment Operations:
    Net Investment Income.......................................     0.07      0.08      0.09      0.11      0.10
    Net Realized and Unrealized Gains (Losses) on Investments...    (0.09)    (0.04)    (0.13)    (0.12)    (0.12)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................    (0.02)     0.04     (0.04)    (0.01)    (0.02)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.07)    (0.08)    (0.09)    (0.11)    (0.10)
    Distributions from Realized Gains on Investments............       --        --        --        --        --
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.07)    (0.08)    (0.09)    (0.11)    (0.10)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   0.56  $   0.65  $   0.69  $   0.82  $   0.94
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................   (2.89%)    5.03%    (4.60%)   (0.44%)   (1.84%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $137,553  $147,670  $138,207  $161,424  $184,782
                                                                 ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.54%     0.53%     0.53%     0.50%     0.50%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets.....................    0.54%     0.53%     0.52%     0.50%     0.50%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....   10.37%    10.48%    10.90%    11.15%    10.85%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   89.20%    96.41%   124.91%   139.87%   153.71%
                                                                 ========  ========  ========  ========  ========

Select Bond Portfolio                                                     For the Year Ended December 31,
                                                                 ------------------------------------------------
(For a share outstanding throughout the period)                    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.20  $   1.16  $   1.13  $   1.25  $   1.26
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.06      0.08      0.08      0.08
    Net Realized and Unrealized Gains (Losses) on Investments...     0.09      0.05      0.03     (0.09)       --
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.14      0.11      0.11     (0.01)     0.08
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.06)    (0.07)    (0.08)    (0.08)    (0.08)
    Distributions from Realized Gains on Investments............    (0.01)       --        --     (0.03)    (0.01)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.07)    (0.07)    (0.08)    (0.11)    (0.09)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.27  $   1.20  $   1.16  $   1.13  $   1.25
                                                                 ========  ========  ========  ========  ========
Total Return+...................................................   12.09%    10.37%    10.21%    (1.00%)    7.07%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $584,018  $405,406  $291,678  $286,493  $298,034
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.30%     0.30%     0.30%     0.30%     0.30%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    5.01%     6.15%     6.84%     6.56%     6.87%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................  184.37%   151.27%   139.89%    76.65%   161.79%
                                                                 ========  ========  ========  ========  ========

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                     For the Year Ended December 31,
Money Market Portfolio                                      ------------------------------------------------
(For a share outstanding throughout the period)               2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income..................................     0.02      0.04      0.06      0.05      0.05
                                                            --------  --------  --------  --------  --------
     Total from Investment Operations......................     0.02      0.04      0.06      0.05      0.05
                                                            --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income...............    (0.02)    (0.04)    (0.06)    (0.05)    (0.05)
                                                            --------  --------  --------  --------  --------
     Total Distributions...................................    (0.02)    (0.04)    (0.06)    (0.05)    (0.05)
                                                            --------  --------  --------  --------  --------
Net Asset Value, End of Period............................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                            ========  ========  ========  ========  ========
Total Return+..............................................    1.65%     3.91%     6.28%     5.10%     5.43%
                                                            ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)................... $501,313  $458,689  $384,455  $404,284  $291,464
                                                            ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets..............    0.30%     0.30%     0.30%     0.30%     0.30%
                                                            ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets................    0.27%     0.30%     0.30%     0.30%     0.30%
                                                            ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets    1.63%     3.76%     6.08%     4.99%     5.26%
                                                            ========  ========  ========  ========  ========

+Total Return includes deductions for management and other fund expenses;
 excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
December 31, 2002


Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

Note 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Stocks for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. When quotations for bonds or money market instruments are not readily available, these securities are valued at fair value determined by procedures approved by the Board of Directors.

Note 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts valued at the contractual forward rate are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock,

 Notes to Financial Statements


Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate any securities loan at any time. As of December 31, 2002, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                    Value of       Value of
                               Securities on Loan Collateral
                               ------------------ -----------
                   Balanced...    $59,351,321     $61,267,250
                   Select Bond     35,968,870      37,117,875

As of December 31, 2002, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.

Note 7 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2002, transactions in securities other than money market investments were:

                                                      U.S.      Total    U.S. Govt.
                                           Total      Govt.    Security   Security
                                         Security   Security    Sales/     Sales/
Portfolios                               Purchases  Purchases Maturities Maturities
----------                               ---------- --------- ---------- ----------
                                                   (Amounts in thousands)
Small Cap Growth Stock.................. $  152,502           $  103,166
T. Rowe Price Small Cap Value...........     60,082               13,541
Aggressive Growth Stock.................    452,368              499,231
International Growth Stock..............     21,474                8,468
Franklin Templeton International Equity.    190,692              193,661
Index 400 Stock.........................     86,735               33,731
Growth Stock............................    221,300              160,997
J.P. Morgan Select Growth & Income Stock    127,298              145,565
Capital Guardian Domestic Equity........     61,139               12,419
Index 500 Stock.........................    101,729              135,299
Asset Allocation........................    102,857 $ 30,207      57,769  $ 22,123
Balanced................................  1,256,969  620,109   1,373,782   762,494
High Yield Bond.........................    126,591              116,400
Select Bond.............................    947,579  654,076     779,918   520,550

 Notes to Financial Statements



Note 8 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays at an annual rate based on the average daily net asset values of each Portfolio. For the T. Rowe Price Small Cap Value Portfolio the rate is .85%, for the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                                  First   Next
                                                   $50     $50
         Portfolios                              Million Million Excess
         ----------                              ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         J.P. Morgan Select Growth & Income
          Stock.................................  .70%    .60%    .55%
         High Yield Bond........................  .60%    .50%    .40%

                                                  First   Next
                                                  $100    $150
         Portfolios                              Million Million Excess
         ----------                              ------- ------- ------
         International Growth Stock.............  .75%    .65%    .55%
         Capital Guardian Domestic Equity.......  .65%    .55%    .50%
         Asset Allocation.......................  .60%    .50%    .40%

These amounts are paid to Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or Mason Street Advisors depending upon the applicable agreement in place.

The Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2002, the amounts paid through expense offset arrangements are $4,015 in the Small Cap Growth Stock Portfolio, $1,460 in the T. Rowe Price Small Cap Value Portfolio, $4,745 in the Aggressive Growth Stock Portfolio, $3,650 in the Index 400 Stock Portfolio, $3,285 in the Growth Stock Portfolio, $2,555 in the J.P. Morgan Select Growth & Income Stock Portfolio, $730 in the Capital Guardian Domestic Equity Portfolio, $4,356 in the Index 500 Stock Portfolio, $1,095 in the Asset Allocation Portfolio, and $1,460 in the High Yield Bond Portfolio.

J.P. Morgan Fleming Asset Management, ("J.P. Morgan"), Templeton Investment Counsel, Inc. ("Templeton Counsel"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the J.P. Morgan Select Growth & Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. Mason Street Advisors pays J.P. Morgan .45% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, .40% on the next $100 million, .35% on the next $200 million and .30% in excess of $400 million. Mason Street Advisors pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Mason Street Advisors pays T. Rowe Price an annual rate of .60% of the Portfolio's average daily net assets. Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million.

The Small Cap Growth Stock, T. Rowe Small Cap Value, and Aggressive Growth Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $11,428, $845, and $180,690, respectively, for the year ended December 31, 2002.

Note 9 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

 Notes to Financial Statements



It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for Federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post October losses and capital loss carryovers as of December 31, 2002 is provided below:

                                            Post October    Capital Loss
                                               Losses        Carryovers
                                            ------------ -------------------
   Portfolio                                  Capital     Amount  Expiration
   ---------                                ------------ -------- ----------
                                                 (Amounts in Thousands)
   Small Cap Growth Stock..................   $    --    $ 41,724 2009-2010
   T. Rowe Price Small Cap Value...........       140          98   2010
   Aggressive Growth Stock.................    10,137     192,312   2010
   International Growth Stock..............       620       3,805 2009-2010
   Franklin Templeton International Equity.        --      73,668 2009-2010
   Index 400 Stock.........................       142       2,153 2009-2010
   Growth Stock............................     1,983     115,629 2009-2010
   J.P. Morgan Select Growth & Income Stock     4,543      73,258 2009-2010
   Capital Guardian Domestic Equity........     1,186       2,410 2009-2010
   Index 500 Stock.........................        --          --        --
   Asset Allocation........................       289       4,396 2009-2010
   Balanced................................        --      50,014 2009-2010
   High Yield Bond.........................     6,888      77,164 2006-2010
   Select Bond.............................       251          --        --
   Money Market............................        --          --        --

Note 10 -- Dividends from net investment income and net realized capital gains are declared at least annually for the Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

Note 11 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Stock Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements amounted to $1,045,186 and $1,296,498 for the Franklin Templeton International Equity Portfolio and $41,412 and $0 for the International Growth Stock Portfolio for the years ended December 31, 2002 and December 31, 2001, respectively.

 Notes to Financial Statements



Note 12

Distributions to Shareholders
When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2002 and 2001was as follows:

                                         2002 Distributions Paid From: 2001 Distributions Paid From:
-                                        ----------------------------- -----------------------------
                                         Ordinary      Long-term       Ordinary      Long-term
Portfolio                                 Income      Capital Gain      Income      Capital Gain
---------                                --------     ------------     --------     ------------
                                                   (Amounts in Thousands)
Small Cap Growth Stock.................. $    432       $    --        $     24       $     --
T. Rowe Price Small Cap Value...........      337            13              51             --
Aggressive Growth Stock.................    1,101        24,420           1,517        310,659
International Growth Stock..............      186            --              --             --
Franklin Templeton International Equity.   13,714            --          26,699         54,212
Index 400 Stock.........................    1,830            --             969          1,207
Growth Stock............................    7,118            --           5,419         25,531
J.P. Morgan Select Growth & Income Stock    4,121            --           7,206         12,432
Capital Guardian Domestic Equity........      882            --             168             --
Index 500 Stock.........................   21,302        35,471          24,105         59,088
Asset Allocation........................    1,415            --             284             --
Balanced................................  106,128            --         127,987        112,544
High Yield Bond.........................   14,697            --          15,601             --
Select Bond.............................   24,835            --          19,294             --
Money Market............................    7,657            --          15,878             --

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                         Undistributed Undistributed               Unrealized
                                           Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                   Income         Gains       Losses    (Depreciation)*
---------                                ------------- ------------- ----------- ---------------
                                                         (Amounts in Thousands)
Small Cap Growth Stock..................    $    --       $   --      $ (41,724)    $ (20,305)
T. Rowe Price Small Cap Value...........         --           --           (238)       (4,365)
Aggressive Growth Stock.................         --           --       (202,449)      (54,532)
International Growth Stock..............          2           --         (4,425)       (2,539)
Franklin Templeton International Equity.     11,039           --        (73,668)     (120,368)
Index 400 Stock.........................      1,934           --         (2,295)      (35,162)
Growth Stock............................      4,774           --       (117,612)        1,336
J.P. Morgan Select Growth & Income Stock      3,770           --        (77,801)     (132,978)
Capital Guardian Domestic Equity........         14           --         (3,596)      (11,303)
Index 500 Stock.........................     21,914        8,036             --        22,106
Asset Allocation........................          4           --         (4,685)       (4,135)
Balanced................................     85,974           --        (50,014)      345,940
High Yield Bond.........................        364           --        (84,052)      (10,373)
Select Bond.............................     38,274           --           (251)        7,895
Money Market............................         --           --             --            --

*Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

Note 13 -- Effective January 31st, 2003 the J.P. Morgan Select Growth and Income Stock Portfolio will experience name and manager changes. The Large Cap Core Stock Fund, formerly known as the J.P. Morgan Select Growth and Income Stock Portfolio, will be managed by Mason Street Advisors, LLC. The management fee will be decreased effective with the change in investment advisers. Effective January 31, 2003, the management fee will be calculated at an annual rate of 0.60% on the first $50 million in net assets, 0.50% on the next $50 million in net assets and 0.40% on net assets greater than $100 million. The annual fee will be based on the average daily net assets and payable on a monthly basis.

 Accountants' Report


[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth and Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2002, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2002 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for our opinion.

/s/ Pricewaterhouse Coopers LLP

Milwaukee, Wisconsin
January 30, 2003

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities
December 31, 2002
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     92,627 shares (cost $171,986)......................................... $  134,773
    T. Rowe Price Small Cap Value
     38,091 shares (cost $39,852)..........................................     36,301
    Aggressive Growth Stock
     286,334 shares (cost $1,196,637)......................................    625,067
    International Growth Stock
     13,197 shares (cost $10,876)..........................................     10,425
    Franklin Templeton International Equity
     334,149 shares (cost $428,635)........................................    342,168
    Index 400 Stock
     137,267 shares (cost $154,598)........................................    130,678
    Growth Stock
     200,743 shares (cost $397,398)........................................    318,779
    J.P. Morgan Select Growth and Income Stock
     263,150 shares (cost $371,621)........................................    228,414
    Capital Guardian Domestic Equity
     44,761 shares (cost $39,514)..........................................     33,929
    Index 500 Stock
     380,068 shares (cost $889,903)........................................    823,607
    Asset Allocation
     61,877 shares (cost $56,849)..........................................     53,091
    Balanced
     1,287,429 shares (cost $2,105,876)....................................  2,088,211
    High Yield Bond
     171,647 shares (cost $146,015)........................................     96,637
    Select Bond
     359,988 shares (cost $427,450)........................................    457,545
    Money Market
     343,832 shares (cost $343,832)........................................    343,832
   Russell Insurance Funds
    Multi-Style Equity
      6,505 shares (cost $91,988)..........................................     58,802
    Aggressive Equity
     3,080 shares (cost $37,059)...........................................     28,524
    Non-U.S.
     4,935 shares (cost $43,481)...........................................     35,530          .
    Core Bond
     5,477 shares (cost $55,541)...........................................     57,074
    Real Estate Securities
     6,612 shares (cost $70,540)...........................................     69,488 $5,972,875
                                                                            ----------
  Due from Northwestern Mutual Life Insurance Company......................                 3,746
                                                                                       ----------
      Total Assets.........................................................            $5,976,621
                                                                                       ==========
Liabilities
  Due to Participants......................................................            $    8,498
  Due to Northwestern Mutual Life Insurance Company........................                   860
                                                                                       ----------
      Total Liabilities....................................................                 9,358
                                                                                       ----------
Equity (Note 8)
  Contracts Issued Prior to December 17, 1981..............................                70,635
  Contracts Issued After December 16, 1981 and Prior to March 31, 1995.....             3,075,824
  Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000:
   Front Load Version......................................................               667,028
   Back Load Version.......................................................             1,468,707
  Contracts Issued On or After March 31, 2000:
   Front Load Version......................................................               277,558
   Back Load Version.......................................................               392,200
  Contracts Issued On or After June 30, 2000:
   Fee--Based Version......................................................                15,311
                                                                                       ----------
      Total Equity.........................................................             5,967,263
                                                                                       ----------
      Total Liabilities and Equity.........................................            $5,976,621
                                                                                       ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                                                       T. Rowe Price
                                                           Small Cap Growth           Small Cap Value
                                     Combined               Stock Division               Division#
                             ------------------------  ------------------------  ------------------------
                             -----------  -----------    --------     -------      -------        ----
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                             December 31, December 31, December 31, December 31, December 31, December 31,
                                 2002         2001         2002         2001         2002         2001
-----------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income........... $   157,659  $   594,207    $    243     $    15      $   189        $ 21
  Annuity Rate and Expense
   Guarantees...............     (72,201)     (80,553)     (1,639)     (1,659)        (283)        (18)
                             -----------  -----------    --------     -------      -------        ----
  Net Investment Income
   (Loss)...................      85,458      513,654      (1,396)     (1,644)     $   (94)       $  3
                             -----------  -----------    --------     -------      -------        ----
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..............     (95,818)      17,277      (5,535)      2,512          437         (42)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period...................    (983,732)  (1,250,453)    (27,073)     (8,977)      (4,144)        607
                             -----------  -----------    --------     -------      -------        ----
  Net Gain (Loss) on
   Investments..............  (1,079,550)  (1,233,176)    (32,608)     (6,465)      (3,707)        565
                             -----------  -----------    --------     -------      -------        ----
  Increase (Decrease) in
   Equity Derived from
   Investment Activity...... $  (994,092) $  (719,522)   $(34,004)    $(8,109)     $(3,801)       $568
                             ===========  ===========    ========     =======      =======        ====

                                 Aggressive Growth       International Growth       Franklin Templeton
                                  Stock Division            Stock Division#      International Equity Division
                             ------------------------  ------------------------  ----------------------------
                              ---------    ---------     -------        ----       --------      ---------
                              Year Ended   Year Ended   Year Ended  Period Ended  Year Ended     Year Ended
                             December 31, December 31, December 31, December 31, December 31,   December 31,
                                 2002         2001         2002         2001         2002           2001
---------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...........  $     711    $ 210,063     $    55        $ --       $  8,803      $  54,787
  Annuity Rate and Expense
   Guarantees...............     (8,554)     (10,758)        (68)         (5)        (4,601)        (5,500)
                              ---------    ---------     -------        ----       --------      ---------
  Net Investment Income
   (Loss)...................  $  (7,843)   $ 199,305     $   (13)       $ (5)      $  4,202      $  49,287
                              ---------    ---------     -------        ----       --------      ---------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..............    (53,572)      16,535        (680)        (11)       (14,182)       (88,618)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period...................   (126,102)    (456,516)       (456)          9        (63,325)       (36,915)
                              ---------    ---------     -------        ----       --------      ---------
  Net Gain (Loss) on
   Investments..............   (179,674)    (439,981)     (1,136)         (2)       (77,507)      (125,533)
                              ---------    ---------     -------        ----       --------      ---------
  Increase (Decrease) in
   Equity Derived from
   Investment Activity......  $(187,517)   $(240,676)    $(1,149)       $ (7)      $(73,305)     $ (76,246)
                              =========    =========     =======        ====       ========      =========

                                     Index 400
                                  Stock Division
                             ------------------------
                             ------------------------
                              Year Ended   Year Ended
                             December 31, December 31,
                                 2002         2001
------------------------------------------------------
Investment Income
  Dividend Income...........   $  1,113     $ 1,445
  Annuity Rate and Expense
   Guarantees...............     (1,425)     (1,160)
                               --------     -------
  Net Investment Income
   (Loss)...................   $   (312)    $   285
                               --------     -------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..............     (2,603)       (403)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period...................    (21,786)       (950)
                               --------     -------
  Net Gain (Loss) on
   Investments..............    (24,389)     (1,353)
                               --------     -------
  Increase (Decrease) in
   Equity Derived from
   Investment Activity......   $(24,701)    $(1,068)
                               ========     =======

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                              J.P. Morgan Select
                                                               Growth and Income     Capital Guardian Domestic
                                   Growth Stock Division        Stock Division           Equity Division#
                                 ------------------------  ------------------------  ------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                 December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                          2002         2001         2002         2001         2002         2001
---------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............   $  4,341    $  20,253    $   2,718     $ 13,670     $   403        $ 41
  Annuity Rate and Expense
   Guarantees...................     (4,063)      (4,938)      (3,139)      (4,140)       (239)        (19)
                                   --------    ---------    ---------     --------     -------        ----
  Net Investment Income
   (Loss).......................   $    278    $  15,315    $    (421)    $  9,530     $   164        $ 22
                                   --------    ---------    ---------     --------     -------        ----
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     (7,440)       9,862      (24,585)      (1,780)       (233)        (38)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    (85,606)    (104,702)     (78,546)     (44,500)     (6,050)        454
                                   --------    ---------    ---------     --------     -------        ----
  Net Gain (Loss) on
   Investments..................    (93,046)     (94,840)    (103,131)     (46,280)     (6,283)        416
                                   --------    ---------    ---------     --------     -------        ----
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $(92,768)   $ (79,525)   $(103,552)    $(36,750)    $(6,119)       $438
                                   ========    =========    =========     ========     =======        ====

                                         Index 500
                                      Stock Division       Asset Allocation Division#     Balanced Division
                                 ------------------------  ------------------------   ------------------------
                                  Year Ended   Year Ended   Year Ended   Period Ended  Year Ended   Year Ended
                                 December 31, December 31, December 31,  December 31, December 31, December 31,
(continued)                          2002         2001         2002          2001         2002         2001
----------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............  $  13,368    $  54,726     $   858         $ 88      $  86,544    $ 196,374
  Annuity Rate and Expense
   Guarantees...................    (10,816)     (13,679)       (343)         (27)       (26,336)     (29,597)
                                  ---------    ---------     -------         ----      ---------    ---------
  Net Investment Income
   (Loss).......................  $   2,552    $  41,047     $   515         $ 61      $  60,208    $ 166,777
                                  ---------    ---------     -------         ----      ---------    ---------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     24,486       44,447        (481)           7          4,176       51,257
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................   (289,005)    (263,595)     (4,049)         326       (275,406)    (332,482)
                                  ---------    ---------     -------         ----      ---------    ---------
  Net Gain (Loss) on
   Investments..................   (264,519)    (219,148)     (4,530)         333       (271,230)    (281,225)
                                  ---------    ---------     -------         ----      ---------    ---------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................  $(261,967)   $(178,101)    $(4,015)        $394      $(211,022)   $(114,448)
                                  =========    =========     =======         ====      =========    =========


                                 High Yield Bond Division
                                 ------------------------
                                  Year Ended   Year Ended
                                 December 31, December 31,
(continued)                          2002         2001
----------------------------------------------------------
Investment Income
  Dividend Income...............   $ 10,344     $11,007
  Annuity Rate and Expense
   Guarantees...................     (1,030)     (1,083)
                                   --------     -------
  Net Investment Income
   (Loss).......................   $  9,314     $ 9,924
                                   --------     -------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     (8,449)     (4,735)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................     (5,292)     (1,486)
                                   --------     -------
  Net Gain (Loss) on
   Investments..................    (13,741)     (6,221)
                                   --------     -------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $ (4,427)    $ 3,703
                                   ========     =======

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                                                        Russell Multi-Style
                                   Select Bond Division      Money Market Division        Equity Division
                                 ------------------------  ------------------------  ------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                 December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                          2002         2001         2002         2001         2002         2001
---------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............   $17,193      $15,363      $ 5,161      $10,662      $    392     $  1,667
  Annuity Rate and Expense
   Guarantees...................    (4,042)      (3,003)      (3,286)      (2,945)         (627)        (688)
                                   -------      -------      -------      -------      --------     --------
  Net Investment Income
   (Loss).......................   $13,151      $12,360      $ 1,875      $ 7,717      $   (235)    $    979
                                   -------      -------      -------      -------      --------     --------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     3,991          165           --           --        (5,728)      (1,771)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    22,513       10,917           --           --       (12,334)     (11,116)
                                   -------      -------      -------      -------      --------     --------
  Net Gain (Loss) on
   Investments..................    26,504       11,082           --           --       (18,062)     (12,887)
                                   -------      -------      -------      -------      --------     --------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $39,655      $23,442      $ 1,875      $ 7,717      $(18,297)    $(11,908)
                                   =======      =======      =======      =======      ========     ========

                                    Russell Aggressive
                                      Equity Division      Russell Non-U.S. Division Russell Core Bond Division
                                 ------------------------  ------------------------  ------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                 December 31, December 31, December 31, December 31, December 31,  December 31,
(continued)                          2002         2001         2002         2001         2002          2001
----------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............   $    --      $    35      $   634      $    247      $1,404        $2,030
  Annuity Rate and Expense
   Guarantees...................      (312)        (309)        (373)         (404)       (443)         (307)
                                   -------      -------      -------      --------      ------        ------
  Net Investment Income
   (Loss).......................   $  (312)     $  (274)     $   261      $   (157)     $  961        $1,723
                                   -------      -------      -------      --------      ------        ------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................    (1,524)        (817)      (6,439)       (9,703)      1,809            76
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    (5,516)         (51)         541        (1,315)      1,039           (60)
                                   -------      -------      -------      --------      ------        ------
  Net Gain (Loss) on
   Investments..................    (7,040)        (868)      (5,898)      (11,018)      2,848            16
                                   -------      -------      -------      --------      ------        ------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $(7,352)     $(1,142)     $(5,637)     $(11,175)     $3,809        $1,739
                                   =======      =======      =======      ========      ======        ======

                                    Russell Real Estate
                                    Securities Division
                                 ------------------------
                                  Year Ended   Year Ended
                                 December 31, December 31,
(continued)                          2002         2001
----------------------------------------------------------
Investment Income
  Dividend Income...............   $ 3,185       $1,713
  Annuity Rate and Expense
   Guarantees...................      (582)        (314)
                                   -------       ------
  Net Investment Income
   (Loss).......................   $ 2,603       $1,399
                                   -------       ------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................       734          334
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    (3,135)        (101)
                                   -------       ------
  Net Gain (Loss) on
   Investments..................    (2,401)         233
                                   -------       ------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $   202       $1,632
                                   =======       ======

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                                                T. Rowe Price
                                                                    Small Cap Growth           Small Cap Value
                                              Combined               Stock Division               Division#
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                      December 31, December 31, December 31, December 31, December 31, December 31,
                                          2002         2001         2002         2001         2002         2001
--------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)....... $    85,458  $   513,654    $ (1,396)    $ (1,644)    $    (94)    $     3
  Net Realized Gain (Loss)...........     (95,818)      17,277      (5,535)       2,512          437         (42)
  Net Change in Unrealized
   Appreciation (Depreciation).......    (983,732)  (1,250,453)    (27,073)      (8,977)      (4,144)        607
                                      -----------  -----------    --------     --------     --------     -------
  Increase (Decrease) in Equity......    (994,092)    (719,522)    (34,004)      (8,109)      (3,801)        568
                                      -----------  -----------    --------     --------     --------     -------
Equity Transactions
  Contract Owners' Net Payments......     557,781      603,481      16,943       23,860        7,338       1,663
  Annuity Payments...................     (13,041)     (14,783)       (231)        (137)         (30)         (4)
  Surrenders and Other (net).........    (579,938)    (497,556)    (11,000)      (8,305)      (1,864)        (92)
  Transfers from Other Divisions or
   Sponsor...........................   3,479,066    4,543,701      63,075       68,296       51,445       8,475
  Transfers to Other Divisions or
   Sponsor...........................  (3,540,199)  (4,568,930)    (71,994)     (67,215)     (25,617)     (1,768)
                                      -----------  -----------    --------     --------     --------     -------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     (96,331)      65,913      (3,207)      16,499       31,272       8,274
                                      -----------  -----------    --------     --------     --------     -------
Net Increase (Decrease) in Equity....  (1,090,423)    (653,609)    (37,211)       8,390       27,471       8,842
Equity
  Beginning of Period................   7,057,686    7,711,295     172,079      163,689        8,842          --
                                      -----------  -----------    --------     --------     --------     -------
  End of Period...................... $ 5,967,263  $ 7,057,686    $134,868     $172,079     $ 36,313     $ 8,842
                                      ===========  ===========    ========     ========     ========     =======

                                          Aggressive Growth       International Growth       Franklin Templeton
                                           Stock Division            Stock Division#      International Equity Division
                                      ------------------------  ------------------------  ----------------------------
                                       Year Ended   Year Ended   Year Ended  Period Ended  Year Ended     Year Ended
                                      December 31, December 31, December 31, December 31, December 31,   December 31,
                                          2002         2001         2002         2001         2002           2001
------------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $  (7,843)   $  199,305    $    (13)     $   (5)    $   4,202     $    49,287
  Net Realized Gain (Loss)...........    (53,572)       16,535        (680)        (11)      (14,182)        (88,618)
  Net Change in Unrealized
   Appreciation (Depreciation).......   (126,102)     (456,516)       (456)          9       (63,325)        (36,915)
                                       ---------    ----------    --------      ------     ---------     -----------
  Increase (Decrease) in Equity......   (187,517)     (240,676)     (1,149)         (7)      (73,305)        (76,246)
                                       ---------    ----------    --------      ------     ---------     -----------
Equity Transactions
  Contract Owners' Net Payments......     42,107        58,786       3,433         909        26,496          33,085
  Annuity Payments...................       (659)         (836)         (9)         (1)         (487)           (659)
  Surrenders and Other (net).........    (52,395)      (57,595)       (682)         (6)      (32,164)        (28,964)
  Transfers from Other Divisions or
   Sponsor...........................     82,500       310,337      29,000       2,747       948,474       1,449,456
  Transfers to Other Divisions or
   Sponsor...........................   (135,952)     (345,851)    (23,061)       (747)     (993,361)     (1,456,155)
                                       ---------    ----------    --------      ------     ---------     -----------
Increase (Decrease) in Equity Derived
 from Equity Transactions............    (64,399)      (35,159)      8,681       2,902       (51,042)         (3,237)
                                       ---------    ----------    --------      ------     ---------     -----------
Net Increase (Decrease) in Equity....   (251,916)     (275,835)      7,532       2,895      (124,347)        (79,483)
Equity
  Beginning of Period................    876,635     1,152,470       2,895          --       466,059         545,542
                                       ---------    ----------    --------      ------     ---------     -----------
  End of Period......................  $ 624,719    $  876,635    $ 10,427      $2,895     $ 341,712     $   466,059
                                       =========    ==========    ========      ======     =========     ===========

                                              Index 400
                                           Stock Division
                                      ------------------------
                                       Year Ended   Year Ended
                                      December 31, December 31,
                                          2002         2001
---------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $   (312)    $    285
  Net Realized Gain (Loss)...........     (2,603)        (403)
  Net Change in Unrealized
   Appreciation (Depreciation).......    (21,786)        (950)
                                        --------     --------
  Increase (Decrease) in Equity......    (24,701)      (1,068)
                                        --------     --------
Equity Transactions
  Contract Owners' Net Payments......     19,886       23,313
  Annuity Payments...................       (181)        (141)
  Surrenders and Other (net).........     (8,880)      (5,581)
  Transfers from Other Divisions or
   Sponsor...........................     89,562       67,802
  Transfers to Other Divisions or
   Sponsor...........................    (74,996)     (49,086)
                                        --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     25,391       36,307
                                        --------     --------
Net Increase (Decrease) in Equity....        690       35,239
Equity
  Beginning of Period................    130,085       94,846
                                        --------     --------
  End of Period......................   $130,775     $130,085
                                        ========     ========

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                J.P. Morgan Select Growth Capital Guardian Domestic
                                        Growth Stock Division   and Income Stock Division     Equity Division#
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                      December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                               2002         2001         2002         2001         2002         2001
--------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $     278    $  15,315    $    (421)    $  9,530     $    164     $    22
  Net Realized Gain (Ioss)...........     (7,440)       9,862      (24,585)      (1,780)        (233)        (38)
  Net Change in Unrealized
   Appreciation (Depreciation).......    (85,606)    (104,702)     (78,546)     (44,500)      (6,050)        454
                                       ---------    ---------    ---------     --------     --------     -------
  Increase (Decrease) in Equity......    (92,768)     (79,525)    (103,552)     (36,750)      (6,119)        438
                                       ---------    ---------    ---------     --------     --------     -------
Equity Transactions
  Contract Owners' Net Payments......     31,827       39,745       20,028       29,653        8,476       2,446
  Annuity Payments...................       (544)        (725)        (627)        (854)         (45)         (6)
  Surrenders and Other (net).........    (28,316)     (27,201)     (23,673)     (23,378)      (1,596)       (137)
  Transfers from Other Divisions or
   Sponsor...........................     73,282       61,266       41,225       44,543       42,877       8,678
  Transfers to Other Divisions or
   Sponsor...........................    (99,166)     (77,560)     (73,119)     (56,217)     (19,868)     (1,220)
                                       ---------    ---------    ---------     --------     --------     -------
Increase (Decrease) in Equity Derived
 from Equity Transactions............    (22,917)      (4,475)     (36,166)      (6,253)      29,844       9,761
                                       ---------    ---------    ---------     --------     --------     -------
Net Increase (Decrease) in Equity....   (115,685)     (84,000)    (139,718)     (43,003)      23,725      10,199
Equity
  Beginning of Period................    434,198      518,198      368,028      411,031       10,199          --
                                       ---------    ---------    ---------     --------     --------     -------
  End of Period......................  $ 318,513    $ 434,198    $ 228,310     $368,028     $ 33,924     $10,199
                                       =========    =========    =========     ========     ========     =======

                                      Index 500 Stock Division  Asset Allocation Division#     Balanced Division
                                      ------------------------  ------------------------   ------------------------
                                       Year Ended   Year Ended   Year Ended   Period Ended  Year Ended   Year Ended
                                      December 31, December 31, December 31,  December 31, December 31, December 31,
(continued)                               2002         2001         2002          2001         2002         2001
---------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $    2,552   $   41,047    $    515      $    61     $   60,208   $  166,777
  Net Realized Gain (Ioss)...........      24,486       44,447        (481)           7          4,176       51,257
  Net Change in Unrealized
   Appreciation (Depreciation).......    (289,005)    (263,595)     (4,049)         326       (275,406)    (332,482)
                                       ----------   ----------    --------      -------     ----------   ----------
  Increase (Decrease) in Equity......    (261,967)    (178,101)     (4,015)         394       (211,022)    (114,448)
                                       ----------   ----------    --------      -------     ----------   ----------
Equity Transactions
  Contract Owners' Net Payments......      63,045       77,642      16,761        2,894        117,016      138,706
  Annuity Payments...................      (1,762)      (2,316)        (73)          (5)        (6,625)      (7,407)
  Surrenders and Other (net).........     (76,932)     (79,753)     (2,724)        (137)      (182,433)    (176,153)
  Transfers from Other Divisions or
   Sponsor...........................     133,445      119,860      47,719       10,138        137,948      128,454
  Transfers to Other Divisions or
   Sponsor...........................    (192,055)    (162,997)    (17,221)        (723)      (222,727)    (167,464)
                                       ----------   ----------    --------      -------     ----------   ----------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     (74,259)     (47,564)     44,462       12,167       (156,821)     (83,864)
                                       ----------   ----------    --------      -------     ----------   ----------
Net Increase (Decrease) in Equity....    (336,226)    (225,665)     40,447       12,561       (367,843)    (198,312)
Equity
  Beginning of Period................   1,158,425    1,384,090      12,561           --      2,453,289    2,651,601
                                       ----------   ----------    --------      -------     ----------   ----------
  End of Period......................  $  822,199   $1,158,425    $ 53,008      $12,561     $2,085,446   $2,453,289
                                       ==========   ==========    ========      =======     ==========   ==========

                                      High Yield Bond Division
                                      ------------------------
                                       Year Ended   Year Ended
                                      December 31, December 31,
(continued)                               2002         2001
---------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $  9,314     $  9,924
  Net Realized Gain (Ioss)...........     (8,449)      (4,735)
  Net Change in Unrealized
   Appreciation (Depreciation).......     (5,292)      (1,486)
                                        --------     --------
  Increase (Decrease) in Equity......     (4,427)       3,703
                                        --------     --------
Equity Transactions
  Contract Owners' Net Payments......      9,059       10,026
  Annuity Payments...................       (238)        (252)
  Surrenders and Other (net).........     (8,568)      (7,368)
  Transfers from Other Divisions or
   Sponsor...........................     28,335       28,085
  Transfers to Other Divisions or
   Sponsor...........................    (31,776)     (26,331)
                                        --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     (3,188)       4,160
                                        --------     --------
Net Increase (Decrease) in Equity....     (7,615)       7,863
Equity
  Beginning of Period................    104,320       96,457
                                        --------     --------
  End of Period......................   $ 96,705     $104,320
                                        ========     ========

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                                             Russell Multi-Style
                                        Select Bond Division      Money Market Division        Equity Division
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                      December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                               2002         2001         2002         2001         2002         2001
--------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $  13,151     $ 12,360   $     1,875  $     7,717    $   (235)    $    979
  Net Realized Gain (Loss)...........      3,991          165            --           --      (5,728)      (1,771)
  Net Change in Unrealized
   Appreciation (Depreciation).......     22,513       10,917            --           --     (12,334)     (11,116)
                                       ---------     --------   -----------  -----------    --------     --------
  Increase (Decrease) in Equity......     39,655       23,442         1,875        7,717     (18,297)     (11,908)
                                       ---------     --------   -----------  -----------    --------     --------
Equity Transactions
  Contract Owners' Net Payments......     51,073       33,345        83,874       84,164       9,510       13,471
  Annuity Payments...................       (768)        (689)         (391)        (338)       (101)        (146)
  Surrenders and Other (net).........    (33,418)     (18,462)      (96,728)     (53,473)     (4,478)      (3,965)
  Transfers from Other Divisions or
   Sponsor...........................    213,378      113,431     1,206,671    1,927,581      49,127       43,189
  Transfers to Other Divisions or
   Sponsor...........................   (132,886)     (63,305)   (1,160,338)  (1,915,632)    (51,172)     (42,178)
                                       ---------     --------   -----------  -----------    --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     97,379       64,320        33,088       42,302       2,886       10,371
                                       ---------     --------   -----------  -----------    --------     --------
Net Increase (Decrease) in Equity ...    137,034       87,762        34,963       50,019     (15,411)      (1,537)
Equity
  Beginning of Period................    320,314      232,552       308,618      258,599      74,209       75,746
                                       ---------     --------   -----------  -----------    --------     --------
  End of Period......................  $ 457,348     $320,314   $   343,581  $   308,618    $ 58,798     $ 74,209
                                       =========     ========   ===========  ===========    ========     ========

                                         Russell Aggressive
                                           Equity Division      Russell Non-U.S. Division Russell Core Bond Division
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                      December 31, December 31, December 31, December 31, December 31,  December 31,
(continued)                               2002         2001         2002         2001         2002          2001
---------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $   (312)    $   (274)   $     261     $   (157)    $    961      $  1,723
  Net Realized Gain (Loss)...........     (1,524)        (817)      (6,439)      (9,703)       1,809            76
  Net Change in Unrealized
   Appreciation (Depreciation).......     (5,516)         (51)         541       (1,315)       1,039           (60)
                                        --------     --------    ---------     --------     --------      --------
  Increase (Decrease) in Equity......     (7,352)      (1,142)      (5,637)     (11,175)       3,809         1,739
                                        --------     --------    ---------     --------     --------      --------
Equity Transactions
  Contract Owners' Net Payments......      3,664        4,746        5,602        7,192        9,826         8,916
  Annuity Payments...................        (29)         (42)         (41)         (69)        (105)          (99)
  Surrenders and Other (net).........     (2,112)      (1,447)      (3,199)      (2,158)      (4,624)       (2,503)
  Transfers from Other Divisions or
   Sponsor...........................     20,386       17,053      105,220       64,926       48,940        34,800
  Transfers to Other Divisions or
   Sponsor...........................    (20,425)     (17,442)    (107,082)     (65,398)     (42,479)      (27,339)
                                        --------     --------    ---------     --------     --------      --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............      1,484        2,868          500        4,493       11,558        13,775
                                        --------     --------    ---------     --------     --------      --------
Net Increase (Decrease) in Equity ...     (5,868)       1,726       (5,137)      (6,682)      15,367        15,514
Equity
  Beginning of Period................     34,389       32,663       40,659       47,341       41,759        26,245
                                        --------     --------    ---------     --------     --------      --------
  End of Period......................   $ 28,521     $ 34,389    $  35,522     $ 40,659     $ 57,126      $ 41,759
                                        ========     ========    =========     ========     ========      ========

                                         Russell Real Estate
                                         Securities Division
                                      ------------------------
                                       Year Ended   Year Ended
                                      December 31, December 31,
(continued)                               2002         2001
---------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $  2,603     $  1,399
  Net Realized Gain (Loss)...........        734          334
  Net Change in Unrealized
   Appreciation (Depreciation).......     (3,135)        (101)
                                        --------     --------
  Increase (Decrease) in Equity......        202        1,632
                                        --------     --------
Equity Transactions
  Contract Owners' Net Payments......     11,817        8,919
  Annuity Payments...................        (95)         (57)
  Surrenders and Other (net).........     (4,152)        (878)
  Transfers from Other Divisions or
   Sponsor...........................     66,457       34,584
  Transfers to Other Divisions or
   Sponsor...........................    (44,904)     (24,302)
                                        --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     29,123       18,266
                                        --------     --------
Net Increase (Decrease) in Equity ...     29,325       19,898
Equity
  Beginning of Period................     40,123       20,225
                                        --------     --------
  End of Period......................   $ 69,448     $ 40,123
                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                        Dividend
                                                      Income as a %
                                                       of Average                   Total
Division                                   Unit Value  Net Assets   Expense Ratio Return (2)
--------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/02..................... $0.686471      0.16%         0.35%      (18.71%)
  Year Ended 12/31/01.....................  0.844471      0.01%         0.35%       (4.10%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/02.....................  0.956015      0.67%         0.35%       (5.91%)
  Period Ended 12/31/01...................  1.016079      0.42%         0.35%         1.61%
Aggressive Growth Stock
  Year Ended 12/31/02.....................  0.576231      0.10%         0.35%      (21.43%)
  Year Ended 12/31/01.....................  0.733386     22.63%         0.35%      (20.16%)
International Growth Stock (1)
  Year Ended 12/31/02.....................  0.790292      0.72%         0.35%      (12.64%)
  Period Ended 12/31/01...................  0.904664      0.00%         0.35%       (9.53%)
Franklin Templeton International Equity
  Year Ended 12/31/02.....................  0.688942      2.11%         0.35%      (17.69%)
  Year Ended 12/31/01.....................  0.837038     11.09%         0.35%      (14.30%)
Index 400 Stock
  Year Ended 12/31/02.....................  0.898601      0.81%         0.35%      (14.84%)
  Year Ended 12/31/01.....................  1.055191      1.27%         0.35%       (1.01%)
Growth Stock
  Year Ended 12/31/02.....................  0.630766      1.16%         0.35%      (21.11%)
  Year Ended 12/31/01.....................  0.799533      4.47%         0.35%      (14.52%)
J.P. Morgan Select Growth and Income Stock
  Year Ended 12/31/02.....................  0.619325      0.96%         0.35%      (28.45%)
  Year Ended 12/31/01.....................  0.865578      3.62%         0.35%       (8.10%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/02.....................  0.766519      1.62%         0.35%      (21.52%)
  Period Ended 12/31/01...................  0.976685      0.74%         0.35%       (2.33%)
Index 500 Stock
  Year Ended 12/31/02.....................  0.623440      1.38%         0.35%      (22.34%)
  Year Ended 12/31/01.....................  0.802827      4.50%         0.35%      (12.19%)
Asset Allocation (1)
  Year Ended 12/31/02.....................  0.874209      2.44%         0.35%      (10.57%)
  Period Ended 12/31/01...................  0.977539      1.19%         0.35%       (2.25%)
Balanced
  Year Ended 12/31/02.....................  0.871815      3.85%         0.35%       (7.86%)
  Year Ended 12/31/01.....................  0.946191      7.84%         0.35%       (3.49%)
High Yield Bond
  Year Ended 12/31/02.....................  0.975827     10.35%         0.35%       (3.23%)
  Year Ended 12/31/01.....................  1.008436     10.48%         0.35%         4.66%
Select Bond
  Year Ended 12/31/02.....................  1.312499      4.44%         0.35%        11.70%
  Year Ended 12/31/01.....................  1.175057      5.43%         0.35%         9.98%
Money Market
  Year Ended 12/31/02.....................  1.081393      1.64%         0.35%         1.30%
  Year Ended 12/31/01.....................  1.067537      3.71%         0.35%         3.55%
Russell Multi-Style Equity
  Year Ended 12/31/02.....................  0.599335      0.60%         0.35%      (23.46%)
  Year Ended 12/31/01.....................  0.783029      2.32%         0.35%      (14.51%)
Russell Aggressive Equity
  Year Ended 12/31/02.....................  0.752579      0.00%         0.35%      (19.34%)
  Year Ended 12/31/01.....................  0.933024      0.11%         0.35%       (2.71%)
Russell Non-U.S.
  Year Ended 12/31/02.....................  0.588622      1.63%         0.35%      (15.44%)
  Year Ended 12/31/01.....................  0.696138      0.58%         0.35%      (22.30%)
Russell Core Bond
  Year Ended 12/31/02.....................  1.229367      2.84%         0.35%         8.46%
  Year Ended 12/31/01.....................  1.133492      5.78%         0.35%         7.03%
Russell Real Estate Securities
  Year Ended 12/31/02.....................  1.262023      5.38%         0.35%         3.44%
  Year Ended 12/31/01.....................  1.220071      5.27%         0.35%         7.46%

(1)Portfolio commenced operations on July 31, 2001.
(2)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)

 Notes to Financial Statements


NML Variable Annuity Account B
December 31, 2002

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 31/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 31/2% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended December 31, 2002 by each Division are shown below:

         Division                              Purchases      Sales
         --------                             ------------ ------------
         Small Cap Growth Stock.............. $ 19,495,176 $ 24,232,455
         T. Rowe Price Small Cap Value.......   33,595,552    2,418,764
         Aggressive Growth Stock.............   61,089,476  117,646,828
         International Growth Stock..........    9,627,071      961,814
         Franklin Templeton International
          Equity.............................   37,455,289   84,096,377
         Index 400 Stock.....................   36,233,351   11,250,969
         Growth Stock........................   38,866,478   61,875,979
         J.P. Morgan Select Growth and Income
          Stock..............................   24,486,991   61,233,969
         Capital Guardian Domestic Equity....   32,306,294    2,294,517
         Index 500 Stock.....................  105,203,270  154,911,555
         Asset Allocation....................   50,394,357    5,334,464
         Balanced............................  218,022,417  316,968,977
         High Yield Bond.....................   20,022,228   13,964,620
         Select Bond.........................  152,162,719   39,311,267
         Money Market........................  141,562,107  106,760,217
         Russell Multi-Style Equity..........   11,081,075    8,543,932
         Russell Aggressive Equity...........    4,123,611    2,949,208
         Russell Non-U.S.....................    7,034,163    6,264,070
         Russell Core Bond...................   20,152,293    6,196,167
         Russell Real Estate Securities......   37,487,392    5,446,094

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 11/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 11/4%, respectively, of the net assets of each Division

 Notes to Financial Statements


attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 11/2% annual rates, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 11/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 11/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

 Notes to Financial Statements



Note 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                                     Contracts Issued:
                                                  Contracts Issued:             After December 16, 1981 and
                                              Prior to December 17, 1981          Prior to March 31, 1995
                                           -------------------------------- -----------------------------------
                                           Accumulation    Units            Accumulation    Units
Division                                    Unit Value  Outstanding Equity   Unit Value  Outstanding   Equity
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock....................  $ 1.516823       313    $   475  $1.489185      30,160   $   44,914
T. Rowe Price Small Cap Value.............    0.950636       185        176   0.943905      13,871       13,093
Aggressive Growth Stock...................    3.725431       801      2,984   3.506913      98,102      344,035
International Growth Stock................    0.785836        17         13   0.780276       3,341        2,607
Franklin Templeton International Equity...    1.636881     1,093      1,789   1.559571     112,474      175,411
Index 400 Stock...........................    1.092338       505        552   1.072428      37,757       40,492
Growth Stock..............................    2.006974       517      1,038   1.921805      58,924      113,240
J.P. Morgan Select Growth and Income Stock    1.566688       427        669   1.500218      56,246       84,381
Capital Guardian Domestic Equity..........    0.762191       256        195   0.756787      15,368       11,630
Index 500 Stock...........................    3.153233     7,721     24,346   2.968449     124,921      370,822
Asset Allocation..........................    0.869281       297        258   0.863125      20,094       17,344
Balanced..................................    7.147092     3,566     25,487   6.435011     217,113    1,397,125
High Yield Bond...........................    1.487426       122        181   1.424293      18,691       26,621
Select Bond...............................   10.207276       664      6,778   9.187656      20,034      184,066
Money Market..............................    3.037822       731      2,221   2.734853      49,899      136,466
Russell Multi-Style Equity................    0.605230       274        166   0.594202      22,004       13,075
Russell Aggressive Equity.................    0.847132       168        142   0.831686       9,413        7,829
Russell Non-U.S...........................    0.690333       100         69   0.677755      13,477        9,134
Russell Core Bond.........................    1.240286        25         31   1.217720      10,481       12,763
Russell Real Estate Securities............    1.285091       185        238   1.261665      16,347       20,624
                                                                    -------                          ----------
  Equity..................................                           67,808                           3,025,672
  Annuity Reserves........................                            2,827                              50,152
                                                                    -------                          ----------
  Total Equity............................                          $70,635                          $3,075,824
                                                                    =======                          ==========

                                                   Contracts Issued:                  Contracts Issued:
                                            On or After March 31, 1995 and     On or After March 31, 1995 and
                                                Prior to March 31, 2000            Prior to March 31, 2000
                                                  Front Load Version                  Back Load Version
                                           --------------------------------- -----------------------------------
                                           Accumulation    Units             Accumulation    Units
Division                                    Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
----------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock....................  $1.536295     12,240    $ 18,804   1.489185     25,391    $   37,812
T. Rowe Price Small Cap Value.............   0.955324      4,920       4,700   0.943905      8,560         8,080
Aggressive Growth Stock...................   1.764232     33,978      59,945   3.506913     49,786       174,595
International Growth Stock................   0.789715      1,818       1,436   0.780276      2,170         1,693
Franklin Templeton International Equity...   1.367662     28,874      39,490   1.559571     59,524        92,832
Index 400 Stock...........................   1.106344     15,907      17,599   1.072428     32,533        34,889
Growth Stock..............................   1.896210     25,489      48,332   1.921805     59,195       113,761
J.P. Morgan Select Growth and Income Stock   1.479747     23,653      35,000   1.500218     57,394        86,104
Capital Guardian Domestic Equity..........   0.765966      5,596       4,286   0.756787      9,479         7,174
Index 500 Stock...........................   1.936439     51,159      99,066   2.968449     86,075       255,509
Asset Allocation..........................   0.873571      7,156       6,251   0.863125     10,513         9,074
Balanced..................................   1.870656     73,767     137,993   6.435011     52,816       339,872
High Yield Bond...........................   1.425787     13,151      18,751   1.424293     25,851        36,819
Select Bond...............................   1.793220     33,758      60,536   9.187656     12,269       112,723
Money Market..............................   1.397113     42,941      59,993   2.734853     27,441        75,047
Russell Multi-Style Equity................   0.613006     20,046      12,288   0.594202     25,858        15,365
Russell Aggressive Equity.................   0.857996      7,408       6,356   0.831686      8,902         7,404
Russell Non-U.S...........................   0.699179     10,489       7,334   0.677755     12,429         8,424
Russell Core Bond.........................   1.256188      9,414      11,826   1.217720      9,786        11,917
Russell Real Estate Securities............   1.301549      7,295       9,495   1.261665     13,381        16,882
                                                                    --------                          ----------
  Equity..................................                           659,481                           1,445,976
  Annuity Reserves........................                             7,547                              22,731
                                                                    --------                          ----------
  Total Equity............................                          $667,028                          $1,468,707
                                                                    ========                          ==========

 Notes to Financial Statements




                                                   Contracts Issued:                 Contracts Issued:
                                              On or After March 31, 2000        On or After March 31, 2000
                                                  Front Load Version                 Back Load Version
                                           --------------------------------- ---------------------------------
                                           Accumulation    Units             Accumulation    Units
Division                                    Unit Value  Outstanding  Equity   Unit Value  Outstanding  Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock....................  $0.702869     17,111    $ 12,027  $1.489185     12,980    $ 19,330
T. Rowe Price Small Cap Value.............   0.953992      3,724       3,553   0.943905      6,525       6,159
Aggressive Growth Stock...................   0.564112     24,744      13,958   3.506913      7,000      24,548
International Growth Stock................   0.788618      2,245       1,770   0.780276      3,186       2,486
Franklin Templeton International Equity...   0.700185     16,907      11,838   1.559571     10,599      16,530
Index 400 Stock...........................   0.870423     15,677      13,646   1.072428     20,322      21,794
Growth Stock..............................   0.616498     25,303      15,599   1.921805     12,076      23,208
J.P. Morgan Select Growth and Income Stock   0.581563     12,643       7,353   1.500218      7,080      10,622
Capital Guardian Domestic Equity..........   0.764893      5,903       4,515   0.756787      6,507       4,924
Index 500 Stock...........................   0.604035     37,988      22,946   2.968449     12,797      37,987
Asset Allocation..........................   0.872356      8,285       7,227   0.863125     12,266      10,587
Balanced..................................   0.862735     68,762      59,323   6.435011     11,764      75,701
High Yield Bond...........................   0.972766      6,138       5,971   1.424293      4,422       6,298
Select Bond...............................   1.321394     27,367      36,163   9.187656      5,161      47,417
Money Market..............................   1.092171     25,726      28,097   2.734853     13,777      37,678
Russell Multi-Style Equity................   0.574187     13,019       7,475   0.594202     14,504       8,618
Russell Aggressive Equity.................   0.727980      3,936       2,865   0.831686      4,017       3,341
Russell Non-U.S...........................   0.557227      7,745       4,316   0.677755      7,623       5,167
Russell Core Bond.........................   1.243794      7,159       8,904   1.217720      7,729       9,412
Russell Real Estate Securities............   1.375137      6,056       8,328   1.261665      9,469      11,947
                                                                    --------                          --------
  Equity..................................                           275,874                           383,754
  Annuity Reserves........................                             1,684                             8,446
                                                                    --------                          --------
  Total Equity............................                          $277,558                          $392,200
                                                                    ========                          ========

                                                    Contracts Issued:
                                                On or After June 30, 2000
                                                    Fee-Based Version
                                             --------------------------------
                                             Accumulation    Units
  Division                                    Unit Value  Outstanding Equity
  ---------------------------------------------------------------------------
  Small Cap Growth Stock....................  $0.686471        665    $   457
  T. Rowe Price Small Cap Value.............   0.956015        210        201
  Aggressive Growth Stock...................   0.576231        987        569
  International Growth Stock................   0.790292        340        269
  Franklin Templeton International Equity...   0.688942      1,022        704
  Index 400 Stock...........................   0.898601        604        543
  Growth Stock..............................   0.630766      1,343        847
  J.P. Morgan Select Growth and Income Stock   0.619325      1,109        687
  Capital Guardian Domestic Equity..........   0.766519        835        640
  Index 500 Stock...........................   0.623440      1,583        987
  Asset Allocation..........................   0.874209      1,424      1,245
  Balanced..................................   0.871815      1,067        930
  High Yield Bond...........................   0.975827        489        477
  Select Bond...............................   1.312499      1,577      2,070
  Money Market..............................   1.081393        518        560
  Russell Multi-Style Equity................   0.599335      1,679      1,006
  Russell Aggressive Equity.................   0.752579        491        370
  Russell Non-U.S...........................   0.588622      1,298        764
  Russell Core Bond.........................   1.229367      1,041      1,280
  Russell Real Estate Securities............   1.262023        559        705
                                                                      -------
    Equity..................................                           15,311
    Annuity Reserves........................                               --
                                                                      -------
    Total Equity............................                          $15,311
                                                                      =======

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below. Each director will serve until that person's successor is elected and qualified.

Independent Directors

                                                                            Number of Portfolios
                                                              Length of     in Fund Complex        Other Directorships
Name Age and Address                 Position                 Time Served   Overseen by Director   Held
--------------------------------------------------------------------------------------------------------------------------------
William J. Blake (69)                Director                 Since 1988    26                     None
731 North Jackson St.
Milwaukee, WI 53202
Principal Occupation During Past 5 Years: Chairman, Blake Investment Corp. (real estate investments and venture capital)
--------------------------------------------------------------------------------------------------------------------------------
William A. McIntosh (63)             Director                 Since 1997    26                     MGIC Investment Corporation
525 Sheridan Road
Kenilworth, IL 60043
Principal Occupation During Past 5 Years: Retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)
--------------------------------------------------------------------------------------------------------------------------------
Martin F. Stein (65)                 Director                 Since 1995    26                     Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211
Principal Occupation During Past 5 Years: Founder of Stein Optical (retail sales of eyewear)
--------------------------------------------------------------------------------------------------------------------------------

Other Directors
                                                                            Number of Portfolios
                                                              Length of     in Fund Complex        Other Directorships
Name Age and Address                 Position                 Time Served   Overseen by Director   Held
--------------------------------------------------------------------------------------------------------------------------------
Stephen N. Graff (67)                Director                 Since 1995    26                     Regal-Beloit Corporation
805 Lone Tree Road                                                                                 Trustee of
Elm Grove, WI 53122                                                                                Northwestern Mutual
Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen LLP (public accountants)
--------------------------------------------------------------------------------------------------------------------------------
Edward J. Zore (56)                  President and Director   Since 2000    26                     Manpower, Inc.
720 East Wisconsin Avenue                                                                          Trustee of
Milwaukee, WI 53202                                                                                Northwestern Mutual
Principal Occupation During Past 5 Years:
President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice Pre
--------------------------------------------------------------------------------------------------------------------------------

 Director Information (Unaudited)


Northwestern Mutual Series Fund, Inc.

 Directors and Officers


Northwestern Mutual Series Fund, Inc.

Directors

Edward J. Zore President and Chief Executive Officer, Northwestern Mutual Life,
                                                                       Milwaukee
Martin F. Stein Founder, Stein Optical,
                                                                       Milwaukee
Stephen N. Graff Retired Partner, Arthur Andersen LLP
                                                                       Milwaukee
William J. Blake Chairman, Blake Investment Corp.,
                                                                       Milwaukee

William A. McIntosh Retired Division Head -- U.S. Fixed Income, Salomon Brothers,

                                                                         Chicago

Officers

Edward J. Zore President
Mark G. Doll Vice President & Treasurer
Merrill C. Lundberg Secretary
Barbara E. Courtney Controller

This report is submitted for the general information of owners of Mason Street Variable
Annuity Contracts issued through NML Variable
Annuity Account B. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus.

The Northwestern Mutual
Life Insurance Company . Milwaukee, WI
www.northwesternmutual.com

90-2073 (0201) (Rev. 0103)






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  MILWAUKEE WI 53201-3095


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